                                                                      iShares(R)



                       2002 ANNUAL REPORT TO SHAREHOLDERS
                                 AUGUST 31, 2002



                                    [PICTURE]

                              INDUSTRIAL STRENGTH
                                INVESTMENT TOOLS

iSHARES MSCI AUSTRIA INDEX FUND           iSHARES MSCI NETHERLANDS INDEX FUND
iSHARES MSCI BELGIUM INDEX FUND           iSHARES MSCI SPAIN INDEX FUND
iSHARES MSCI EMU INDEX FUND               iSHARES MSCI SWEDEN INDEX FUND
iSHARES MSCI FRANCE INDEX FUND            iSHARES MSCI SWITZERLAND INDEX FUND
iSHARES MSCI GERMANY INDEX FUND           iSHARES MSCI UNITED KINGDOM INDEX FUND
iSHARES MSCI ITALY INDEX FUND

Table of Contents

Shareholder Letter...............................................   1
Introduction.....................................................   3
Managers' Discussion & Analysis..................................   6
Schedules of Investments.........................................  28
  iShares MSCI Austria Index Fund................................  28
  iShares MSCI Belgium Index Fund................................  29
  iShares MSCI EMU Index Fund....................................  30
  iShares MSCI France Index Fund.................................  35
  iShares MSCI Germany Index Fund................................  36
  iShares MSCI Italy Index Fund..................................  37
  iShares MSCI Netherlands Index Fund............................  38
  iShares MSCI Spain Index Fund..................................  39
  iShares MSCI Sweden Index Fund.................................  40
  iShares MSCI Switzerland Index Fund............................  41
  iShares MSCI United Kingdom Index Fund.........................  42
Financial Statements.............................................  44
Financial Highlights.............................................  52
Notes to Financial Statements....................................  63
Report of Independent Accountants................................  71
Tax Information (Unaudited)......................................  72
Shareholder Meeting Results (Unaudited)..........................  73
Supplemental Information (Unaudited).............................  77
Directors Information (Unaudited)................................  84
iShares Family of Funds..........................................  90

To Our Shareholders

While the second half of 2001 was a difficult period for us all, the first half of 2002 has also been a time of tumultuous market events. As a whole, the past year has seen scores of layoffs, company closings, and corporate accounting scandals in the wake of the emotional shock of September 11.

The past year has been truly remarkable for iShares considering the market environment. By the close of our second fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,/1/ and plans for dozens of new ones were quietly put on hold.

However, iShares has followed a very different course. Instead of shrinking in size, iShares' assets under management grew to almost $28 billion as of August 31, 2002. In fact, the iShares family of funds became the nation's third fastest growing family of equity funds/2/ during the period June 2001 through June 2002, surpassing some of the most established and best-known mutual fund groups.

In July, iShares celebrated another milestone: the launch of the first-ever fixed income exchange traded funds. These four fixed income iShares funds -- three bond funds based on Lehman U.S. Treasury indices, and one based on a Goldman Sachs-Registered Trademark- corporate bond index -- were greeted with an enthusiastic reception from the investment community. These new funds attracted $3 billion in assets in their first week of trading. That is an impressive beginning considering that total inflows for all U.S. bond mutual funds combined was $50 billion for the first six months of 2002./3/

With a total of 81 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange traded funds (ETFs). Total assets under management for all iShares funds have grown tenfold since they were first launched in May 2000. We believe this is a result of investors and their advisors recognizing that iShares are not merely an investment choice, but an important investment tool.

At BGI we consider the iShares family of funds "industrial strength" for four simple reasons. We think you should keep these reasons in mind when you and your advisor meet to discuss your investment objectives, and then evaluate, and perhaps rebalance your portfolio.

First, iShares strive to obtain a fundamental goal of institutional investing: taking less of a bite out of a fund's returns. iShares seek to achieve this by minimizing capital gains distributions and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes./4/ iShares, on the other hand, are managed in a way that keeps capital gains distributions to a minimum. For example, during the calendar year 2001 none of the domestic iShares funds distributed any capital gains./5/ Additionally, the fees charged by the iShares Funds are typically about half of other actively managed mutual funds./6/

Second, iShares embody a key tactic of institutional investors: uncomplicated diversification. The benefits of diversification, as compared to picking individual stocks are well documented. Although it's possible to diversify a portfolio by hand-selecting a wide variety of securities, to do it effectively is complicated and time-consuming. This is a reason why $1.56 trillion in institutional assets/7/ are invested in index funds.

____________________________
/1/John Hechinger, Hey, Where Did My Mutual Fund Go?, The Wall Street Journal, April 17, 2002.
/2/Financial Research Corporation (FRC) database, BGI analysis.
/3/Financial Research Corporation (FRC) database, BGI analysis.
/4/Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, the Wall Street Journal, August 1999.
/5/Past performance is no guarantee of future results. There can be no assurance that iShares will not generate capital gains distributions in the future. /6/Source: Morningstar Principia, BGI analysis 6/01.
/8/Source: Pensions & Investments, 5/27/02.

Shareholder Letter                                                             1

Third, iShares embody a key strategy of institutional investors: modular asset allocation. Each iShare fund focuses on a very specific slice of the equity and fixed income markets. With so many different iShares to choose from, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason iShares are "industrial strength" is that they are advised by Barclays Global Investors, one of the world's largest institutional asset managers./8/ BGI manages money for over two thousand institutional clients around the world. Also, BGI has a longer index-based investing track record than any other fund manager. In fact, over thirty years ago it was BGI that created the world's first index strategy.

Throughout the coming year we will be working closely with the financial advisor community to introduce innovative strategies and structures that we have developed for their clients' portfolios. And we continue to enhance and improve the tools, data and resources on our Web site. If you haven't visited www.iShares.com in a while, we invite you to do so and learn more about iShares. In fact, Forbes Magazine named iShares.com "Best of the Web" among all ETF sites./9/

We think you'll agree everything about iShares really is industrial strength. On behalf of the iShares family of funds and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.

    /S/ Garrett F. Bouton                        /S/ Lee T. Kranefuss
    Garrett F. Bouton                            Lee T. Kranefuss
    President and Chairman of the Board          Vice President of Ishares, Inc.
    of Directors of Ishares, Inc.

Garrett F. Bouton and Lee T. Kranefuss are associates of BGIS. iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI. For complete information, including charges and expenses, request a prospectus by calling 1-800-iShares (1-800-474-2737). read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual funds and iShares are obliged to distribute portfolio gains to shareholders by year-end. These gains may be generated due to index rebalancing or to meet diversification requirements. Your own iShares trading, too, will generate tax consequences and transaction expenses. Certain traditional mutual funds can be tax efficient as well. Diversification may not protect against market risk. Past performance does not guarantee future results.

iShares are not sponsored or endorsed issued by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.
"GS $ InvesTop-TM-," "GS $ InvesTop-TM- Index," "GS $ Investment Grade Index-TM-" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman Sachs & Co. The methodology of the GS $ InvesTop-TM- Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under licence from Goldman, Sachs & Co.
---------------------

/8/Source: Pensions & Investments, 5/27/02.
/9/Forbes, Winter 2001.

2                                     2002 iShares Annual Report to Shareholders

Introduction

In this section, the Investment Advisor discusses the performance of the iShares MSCI Index Funds (each, a "Fund," and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

Portfolio Sampling: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

Fund Expenses: The MSCI Indices are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

Constraints On Portfolio Management: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics made up 30.24% of the MSCI South Korea Index as of
August 31, 2002. Because of the "Single Issuer Rule," however, the iShares MSCI South Korea Fund could not hold more than 25% of its assets in Samsung Electronics.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 79.37% as of August 31, 2002; so the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight in other stocks.

Revenue Differential: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential," or differences between a Funds and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a 12-month period. Separately, the Funds might have different dividend rates versus the Indices due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

Effect of Uninvested Assets: Fifth, uninvested assets held by a Fund affects performance relative to its underlying benchmark index. In contrast, the MSCI Indices are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the

Introduction                                                                   3
principal "unequitized" assets of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. This could cause the effect of uninvested assets to worsen a loss for the period.

Securities Lending: Finally, security lending is when a Fund loans a security in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Securities lending income is the income earned on lending the security, which is split between the fund and the securities lending agent.

4                                     2002 iShares Annual Report to Shareholders

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Managers' Discussion & Analysis

iShares MSCI Austria Index Fund
Performance as of 8/31/02

                      AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------
 YEAR ENDED 8/31/02   FIVE YEARS ENDED 8/31/02    INCEPTION TO 8/31/02
--------------------  ------------------------  ------------------------
 NAV   MARKET  INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
0.12%  (1.46)% 2.32%   (3.08)%  (3.26)% (1.87)%  (2.74)%  (2.95)% (1.57)%

                         CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------------
 YEAR ENDED 8/31/02    FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
---------------------  -------------------------  -------------------------
 NAV   MARKET   INDEX    NAV    MARKET    INDEX     NAV    MARKET    INDEX
0.12%   (1.46)% 2.32%  (14.46)% (15.30)%  (9.04)% (16.48)% (17.63)%  (9.75)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                   [BAR CHART]

                  Banks                           20.47%
                  Materials                       19.84%
                  Energy                          16.20%
                  Telecommunication Services      13.89%
                  Capital Goods                    8.09%
                  Transportation                   7.19%
                  Utilities                        4.60%
                  Commercial Services & Supplies   4.59%
                  Insurance                        3.51%
                  Food Beverage & Tobacco          1.62%


PERFORMANCE REVIEW

The total return of the iShares MSCI Austria Index Fund (the "Austria Fund") was 0.12% for the one-year period ended August 31, 2002. The total return of the corresponding MSCI Austria Index over the same period was 2.32%.

SIGNIFICANT PERFORMANCE FACTORS

The Austria Fund underperformed its benchmark by 2.20 percentage points over the reporting period. This was due to the impact of security sampling, expenses and uninvested assets, which subtracted 1.58, 0.84 and 0.04 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of revenue differential and security lending, which contributed
0.23 and 0.03 percentage points, respectively, to the Fund's return.

6                                     2002 iShares Annual Report to Shareholders

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability optimize a Fund's portfolio. To comply with the Single Issuer and 5/50 Rules, for example, the Austria Fund was obligated to significantly underweight such large-cap names as Erste Bank, Telekom Austria and Wienerberger (respectively 20.40%, 13.84% and 4.45% of the Fund as of August 31, 2002) over the reporting period. At the same time, the Fund overweighted other stocks, including BWT (4.57% of the Fund as of August 31, 2002). The stocks that the Fund underweighted generally performed better than those that it overweighted over the reporting period; as a result, security sampling due to the Single Issuer and 5/50 Rules had a negative impact on the Fund's performance.

KEY MARKET CONDITIONS

Austria was one of the few European markets to post a gain over the year ended August 31, 2002. Several factors buoyed the Austrian market at a time when others were grappling with a widespread economic slowdown. Among the most important were restructuring and growth opportunities in eastern Europe.

Once considered a backwater dominated by inefficient "old economy" companies, the Austrian stock market attracted new attention over the reporting period as many of its largest firms restructured. For example, shares of Telekom Austria (13.84% of the Fund as of August 31, 2002) appreciated as the company pared its workforce. The influx of investment dollars had an outsized impact on Telekom Austria and others in Austria's stock market, given that the exchange is still relatively illiquid. Besides individual and institutional investors, other corporations were also taking a second look at many Austrian firms. Indeed, speculation about potential mergers and acquisitions was one of the factors that helped to drive up the Austrian stock market during the year ended August 31, 2002.

A number of Austrian companies were themselves in an acquisitive mode over the reporting period, especially in relation to eastern Europe. In March 2002, for example, Erste Bank announced plans to acquire the remaining shares in its majority-owned Czech subsidiary, Ceska Sporitelna. Erste Bank's expansion plans helped to drive up its shares. They also underscored the growing orientation of numerous Austrian firms toward Eastern Europe. Many of them have been seeking new growth opportunities in countries such as the Czech Republic and Hungary, which may be admitted to the European Union in the next few years. In the nearer term, these markets helped to support the earnings and shares of Austrian companies ranging from airport operator Flughafen Wien (4.97% of the Fund as of August 31, 2002) to oil and gas concern OMV (16.14% of the Fund as of August 31, 2002) over the reporting period.

                        iShares MSCI Austria Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                     [GRAPH]
                                      MSCI

                              iShares MSCI
                                   Austria    MSCI Austria
                                Index Fund          Index*
                      Mar-96       $10,000         $10,000
                      Aug-96        $9,661         $10,066
                                    $9,401          $9,841
                      Aug-97        $9,764          $9,922
                                   $10,535         $11,506
                      Aug-98        $9,975         $10,763
                                    $9,402         $10,346
                      Aug-99        $9,108          $9,900
                                    $7,622          $8,242
                      Aug-00        $7,695          $8,331
                                    $8,498          $9,147
                      Aug-01        $8,342          $8,821
                                    $7,852          $8,410
                      Aug-02        $8,352          $9,025


* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 27, 2001. The index performance shown in the graph reflects the former index up to June 27, 2001 and the new free float index thereafter.
Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis

iShares MSCI Belgium Index Fund
Performance as of 8/31/02

                       AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02   INCEPTION TO 8/31/02
-------------------------  -------------------------  ---------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV   MARKET  INDEX
(11.10)% (11.54)% (18.29)% (1.10)%  (1.14)%  (0.33)%  1.28%  1.15%    2.12%

                         CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02   INCEPTION TO 8/31/02
-------------------------  -------------------------  ---------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV   MARKET  INDEX
(11.10)% (11.54)% (18.29)% (5.36)%  (5.58)%  (1.63)%  8.58%  7.71%   14.53%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      TOP 10 FUND SECTORS (% of Portfolio)

                                   [BAR CHART]

                     Diversified Financials           34.08%
                     Banks                            19.64%
                     Utilities                         9.82%
                     Food & Drug Retailing             7.23%
                     Materials                         7.13%
                     Food Beverage & Tobacco           4.94%
                     Pharmaceuticals & Biotechnology   3.95%
                     Consumer Durables & Apparel       3.50%
                     Real Estate                       2.59%
                     Capital Goods                     2.21%

PERFORMANCE REVIEW

The total return of the iShares MSCI Belgium Index Fund (the "Belgium Fund") was -11.10% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Belgium Index over the same period was -18.29%.

SIGNIFICANT PERFORMANCE FACTORS

The Belgium Fund outperformed its benchmark by 7.19 percentage points over the one-year period ended August 31, 2002. This was due to the impact of security sampling (explained in more detail below), revenue differential, uninvested assets and security lending, which contributed 7.57, 0.40, 0.03 and 0.02 percentage points, respectively, to the Fund's return. These factors were partially offset by the impact of expenses, which subtracted 0.83 percentage points from the Fund's return.

8                                     2002 iShares Annual Report to Shareholders

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the Single Issuer Rule, for example, the Belgium Fund was obligated to underweight the MSCI Belgium Index's largest stock, Fortis Group, over the reporting period. In December 2001, Fortis unified its Belgian and Dutch share classes, effectively increasing Fortis' weighting in the MSCI Belgium Index to 39% from 23%. Following the merger, the Belgium Fund was obligated to limit Fortis' weighting to no more than 25% of its assets and to overweight other stocks in the MSCI Belgium Index in order to comply with IRS diversification requirements. The holdings that the Fund was overweighting generally outperformed Fortis during the year ended August 31, 2002, leading the Fund's returns to diverge significantly from those of the Index over the reporting period.

KEY MARKET CONDITIONS

To a large extent, the Belgium Fund's performance over the reporting period reflected the ill fortunes of its numerous financial service stocks.

Many of these companies faced a very difficult operating environment on several fronts. Chief among these was the economic downturn in the United States and much of Europe, which led many banks to increase their loan-loss provisions. The economic slowdown also weighed on the U.S. and European stock markets, resulting in significant investment losses and lower commissions for many Belgian financial service companies over the period.

In addition, the events of September 11 drove down many Belgian financial service stocks and the Belgian market as a whole. In the days immediately following the terrorist attacks on the United States, shares of Belgian insurance providers in particular declined sharply as investors worried about the possible liability these firms might face. The repercussions of September 11 were evident, for example, in a profit warning issued by market giant Fortis (24.08% of the Fund as of August 31, 2002) in November 2001. The company said that it would be forced to set aside additional money to cover potentially bad debts in the aviation and tourism industries, two areas that had been most affected by September 11. This announcement, and a subsequent profit warning in February, led to a decline in Fortis' share price. The company's stock dropped still further in August 2002, when it again issued a profit warning, this time attributing the disappointment primarily to declines in the value of its equity portfolio.

                        iShares MSCI Belgium Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                     [GRAPH]
                                      MSCI

                               iShares MSCI
                                    Belgium   MSCI Belgium
                                 Index Fund         Index*
                       Mar-96       $10,000        $10,000
                       Aug-96       $10,501        $10,479
                                    $11,204        $11,576
                       Aug-97       $11,474        $11,643
                                    $13,161        $13,745
                       Aug-98       $15,997        $17,603
                                    $16,753        $19,604
                       Aug-99       $15,837        $18,153
                                    $12,329        $14,154
                       Aug-00       $13,382        $15,183
                                    $13,025        $14,752
                       Aug-01       $12,215        $14,016
                                    $11,067        $12,382
                       Aug-02       $10,859        $11,453

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 27, 2001. The index performance shown in the graph reflects the former index up to June 27, 2001 and the new free float index thereafter.
Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

iShares MSCI EMU Index Fund
Performance as of 8/31/02

            AVERAGE ANNUAL TOTAL RETURNS              CUMULATIVE TOTAL RETURNS
----------------------------------------------------  -------------------------
   YEAR ENDED 8/31/02        INCEPTION TO 8/31/02       INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(18.89)% (19.64)% (18.73)% (23.02)% (23.17)% (22.85)% (42.34)% (42.58)% (42.00)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (07/25/00).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (07/31/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                  [BAR CHART]

                  Banks                            14.67%
                  Energy                           13.79%
                  Telecommunication Services        8.24%
                  Materials                         7.08%
                  Utilities                         6.66%
                  Insurance                         5.88%
                  Technology Hardware & Equipment   5.20%
                  Capital Goods                     5.11%
                  Pharmaceuticals & Biotechnology   4.64%
                  Automobiles & Components          4.55%

PERFORMANCE REVIEW

The total return of the iShares MSCI EMU Index Fund (the "EMU Fund") was -18.89% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI EMU Index over the same period was -18.73%.

SIGNIFICANT PERFORMANCE FACTORS

The EMU Fund underperformed its benchmark by 0.16 percentage points over the reporting period. This was due to the impact of expenses and uninvested assets, which subtracted 0.82 and 0.02 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of security sampling, revenue differential and security lending, which contributed 0.51,
0.16 and 0.01 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS

EMU equities faced pressure from several different fronts over the year ended August 31, 2002.

The economic slowdown taking place in many countries around the world was clearly the most important factor. Early in the reporting period, for example, sluggish global demand for petroleum products weighed on three of the Fund's largest stocks: Royal Dutch Petroleum of the Netherlands, TotalFinaElf of France and Eni of Italy (respectively 5.33%, 5.06% and 2.36% of the Fund as of August 31, 2002). These stocks rebounded in the spring, when political tensions in the Middle East and OPEC production cuts drove up the price of crude oil. They lost some ground, however, as the price of oil fell back in late summer.

10                                    2002 iShares Annual Report to Shareholders

In the uncertain economic environment, many investors favored EMU banking stocks for their defensive qualities. Some of this confidence was apparently shaken, however, when several banks announced at various times over the reporting period that they had set aside significantly higher bad-debt provisions. The news drove down their shares. In addition, banks such as BNP Paribas of France (2.08% of the Fund as of August 31, 2002) cautioned that the downturn in global equity markets would have a significant impact on their investment-banking and asset-management revenues. These pressures had only appeared to intensify by the end of the reporting period. Nonetheless, banks were among the better performers in EMU markets over the year ended August 31, 2002.

Pharmaceutical stocks, also typically regarded as defensive, were generally weaker than might have been expected, too. Despite their reputation for offering slow but steady growth even in an economic downturn, a number of pharmaceutical makers faced considerable challenges. Market leaders such as Aventis (2.23% of the Fund as of August 31, 2002) saw their shares decline as the threat of competition from generic producers grew and promising new products were delayed.

Pharmaceutical stocks were still much stronger, however, than two other large sectors in the EMU Fund: Telecommunications Services and Technology Hardware & Equipment stocks. They remained out of favor with most investors, due to persistent worries about slowing growth. These concerns weighed more heavily on some stocks than on others. For example, Finland's Nokia (3.57% of the Fund as of August 31, 2002) proved to be somewhat more resilient over the period due to its dominance of the mobile-phone market. Similarly, shares of Telefonica of Spain (2.30% of the Fund as of August 31, 2002) were buoyed by the fact that the company has significantly less debt than many other European telecom operators. That advantage did not, however, help Telefonica escape the effects of financial crises in Latin America (an increasingly important market for the company and numerous others in Europe) in late 2001 and 2002.

Toward the end of the reporting period, worries about deteriorating economic conditions put additional pressure on EMU stocks. Of concern to many investors was an apparent decline in U.S. consumer confidence and the growing strength of the euro versus the U.S. dollar. Both trends threatened to hurt results at companies such as DaimlerChrysler (2.07% of the Fund as of August 31, 2002), which, along with other consumer-oriented European exporters, had been among the better performers in EMU markets over the reporting period.

                          iShares MSCI EMU Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                     [GRAPH]
                                  iShares MSCI

                          iShares MSCI EMU    MSCI EMU
                                Index Fund      Index*
                  Jul-00           $10,000     $10,000
                  Aug-00            $9,418      $9,422
                                    $8,496      $8,523
                  Feb-01            $8,213      $8,256
                                    $7,689      $7,712
                  Aug-01            $7,109      $7,137
                                    $6,794      $6,830
                  Feb-02            $6,581      $6,621
                                    $6,859      $6,901
                  Aug-02            $5,766      $5,800

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 20, 2001. The index performance shown in the graph reflects the former index up to June 20, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

iShares MSCI France Index Fund
Performance as of 8/31/02

                         AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(20.53)% (21.12)% (20.28)%   3.47%    3.43%    3.81%    5.92%    5.85%    6.13%

                           CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(20.53)% (21.12)% (20.28)%  18.62%   18.39%   20.63%   45.16%   44.54%   46.98%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                  [BAR CHART]

                    Energy                           18.30%
                    Pharmaceuticals & Biotechnology  12.65%
                    Banks                            10.89%
                    Materials                         6.69%
                    Capital Goods                     6.23%
                    Food & Drug Retailing             5.15%
                    Household & Personal Products     4.82%
                    Automobiles & Components          4.32%
                    Media                             4.24%
                    Food Beverage & Tobacco           3.89%

PERFORMANCE REVIEW

The total return of the iShares MSCI France Index Fund (the "France Fund") was -20.53% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI France Index over the same period was -20.28%.

SIGNIFICANT PERFORMANCE FACTORS

The France Fund underperformed its benchmark by 0.25 percentage points over the reporting period. This was due to the impact of expenses, which subtracted 0.83 percentage points from the Fund's return. That factor was partially offset by the positive impact of revenue differential, security sampling, uninvested assets and security lending, which contributed 0.30, 0.17, 0.10 and 0.01 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS

Buoyant domestic demand could not fully offset the impact that global factors had on France's equity market over the year ended August 31, 2002.

Lower worldwide demand for petroleum products hit the profits and shares of market giant TotalFinaElf (17.94% of the Fund as of August 31, 2002), for example, in late 2001. The company's stock rebounded in the spring of 2002, as political concerns drove up the price

12                                    2002 iShares Annual Report to Shareholders
of crude oil. Oil prices and TotalFinaElf's shares both fell again, however, toward the end of the summer. The company was also affected by the financial crisis in Argentina, as was the utility provider Suez (3.70% of the Fund as of August 31, 2002). TotalFinaElf and Suez faced losses after the government of Argentina, where both companies have operations, devalued the Argentine peso and capped utility rates in January 2002.

The global economic slowdown contributed to the woes of French telecommunications firms as well, which were already severely depressed by investor concerns about their heavy debts and the rollout of third-generation wireless technology. As a result, Alcatel and France Telecom (respectively 1.11% and 1.00% of the Fund as of August 31, 2002) were among the weakest stocks in the French market over the reporting period. Debt concerns also helped to drive down shares of media company Vivendi Universal. In fact, the stock, which had been the Fund's fourth-largest holding as of February 28, 2002, depreciated so sharply that it had fallen to 2.29% of the Fund as of August 31, 2002, and out of the Fund's 10 largest holdings.

Given the uncertain environment, many investors favored so-called "defensive" French stocks. Personal-products maker L'Oreal (4.81% of the Fund as of August 31, 2002) was one beneficiary of this trend. So, to a degree, were pharmaceutical makers such as Aventis and Sanofi-Synthelabo (respectively 7.85% and 4.76% of the Fund as of August 31, 2002). Their gains were held back, though, by investors' concerns about the growing competition the two companies face from generic producers.

In light of the pharmaceutical industry's troubles, many investors regarded French banks as better defensive holdings over the spring. For a while, at least, the confidence seemed warranted. A number of French banks, including BNP Paribas and Societe Generale (respectively 7.34% and 3.51% of the Fund as of August 31, 2002), reported good results from their domestic retail banking operations. Rumors of consolidation in the French banking industry added to the rally. Over the spring investors also became less concerned about the banks' possible exposure to corporate collapses. Those fears cropped up again in late summer, however, when several French banks increased their bad-debt provisions. This helped to deflate the sector and weighed on the French equity market toward the end of the reporting period.

                         iShares MSCI France Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                     [GRAPH]
                                  iShares MSCI

                      iShares MSCI France  MSCI France
                               Index Fund       Index*
               Mar-96             $10,000      $10,000
               Aug-96             $10,495      $10,363
                                  $12,177      $12,201
               Aug-97             $12,237      $12,184
                                  $14,879      $14,921
               Aug-98             $16,492      $16,487
                                  $18,010      $18,089
               Aug-99             $19,958      $19,821
                                  $24,562      $24,744
               Aug-00             $24,637      $24,749
                                  $20,505      $20,704
               Aug-01             $18,266      $18,437
                                  $16,723      $16,962
               Aug-02             $14,516      $14,698

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 20, 2001. The index performance shown in the graph reflects the former index up to June 20, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

iShares MSCI Germany Index Fund
Performance as of 8/31/02

                         AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(20.54)% (20.49)% (20.40)%  (2.72)%  (2.69)%  (2.45)%   1.36%    1.36%    1.87%

                           CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(20.54)% (20.49)% (20.40)% (12.90)% (12.76)% (11.69)%   9.16%    9.11%   12.76%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                  [BAR CHART]

                    Automobiles & Components         15.32%
                    Capital Goods                    12.31%
                    Utilities                        12.30%
                    Banks                            11.29%
                    Materials                        11.27%
                    Insurance                        11.01%
                    Telecommunication Services        6.11%
                    Pharmaceuticals & Biotechnology   4.50%
                    Software & Services               4.33%
                    Household & Personal Products     2.33%

PERFORMANCE REVIEW

The total return of the iShares MSCI Germany Index Fund (the "Germany Fund") was -20.54% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Germany Index over the same period was -20.40%.

SIGNIFICANT PERFORMANCE FACTORS

The Germany Fund underperformed its benchmark by 0.14 percentage points over the reporting period. This was due to the impact of expenses, which subtracted 0.84 percentage points from the Fund's return. That factor was partially offset by the positive impact of security sampling, revenue differential, uninvested assets and security lending, which contributed 0.30, 0.25, 0.12 and 0.03 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS

The global economic slowdown and other factors created a formidable headwind for the German equity market over the year ended August 31, 2002.

14                                    2002 iShares Annual Report to Shareholders

The first blow was dealt by the events of September 11, 2001. The terrorist attacks on the United States drove down the German equity market sharply, weighing most heavily on shares of insurers such as Allianz and Muenchener Rueckversicherung ("Munich Re"), respectively 6.23% and 4.73% of the Fund as of August 31, 2002. Both companies were later forced to raise their estimates of insurance claims related to the attacks by hundreds of millions of dollars. Although German insurers did benefit from the higher premiums they were able to charge in the wake of 9/11, worries about future terrorist attacks and the extent of their liabilities continued to depress the sector over much of the period. Many investors were also concerned about rising bad-debt provisions and investment losses at Allianz, Munich Re and at German banks.

While most German companies did not feel direct financial consequences of the 9/11 terrorist attacks, the day's events exacerbated a broad economic slowdown that few German companies were able to escape. Lethargic U.S. sales pressured stocks ranging from business-software maker SAP (4.31% of the Fund as of August 31, 2002) to chemical and pharmaceuticals producer Bayer (4.51% of the Fund as of August 31, 2002) and numerous others. One exception was the telecommunications and engineering conglomerate Siemens (9.95% of the Fund as of August 31, 2002). Its shares rose sharply during the fourth quarter of 2001 as some investors anticipated a dramatic turnaround in the technology and telecommunications sectors.

Although Germany's own economy was in recession during the latter half of 2001, consumer spending abroad remained surprisingly buoyant. This trend helped German companies such as DaimlerChrysler (9.70% of the Fund as of August 31, 2002) achieve healthy results over much of the reporting period. DaimlerChrysler reported sharply higher first-quarter 2002 profits, due in part to buoyant sales at its Mercedes division. Many investors were also encouraged by restructuring at the company's Chrysler division, which helped to lift DaimlerChrysler's shares. Volkwagen and especially Porsche, two of the Fund's smaller holdings, also benefited from robust consumer spending.

The outlook for consumer-oriented companies appeared to deteriorate toward the end of the reporting period, however. Many investors began to worry that the strength of the euro versus the U.S. dollar would make German goods less competitive in the U.S. market. Broader concerns about the possibility of a "double-dip" recession in the U.S. also led to declines in many German stocks.

                        iShares MSCI Germany Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                     [GRAPH]
                                  iShares MSCI

                    iShares MSCI Germany   MSCI Germany
                              Index Fund         Index*
             Mar-96              $10,000        $10,000
             Aug-96              $10,399        $10,443
                                 $11,292        $11,467
             Aug-97              $12,532        $12,769
                                 $14,661        $15,096
             Aug-98              $15,753        $16,091
                                 $16,117        $16,630
             Aug-99              $16,862        $17,099
                                 $21,975        $22,820
             Aug-00              $18,286        $18,831
                                 $16,588        $17,220
             Aug-01              $13,737        $14,166
                                 $12,833        $13,257
             Aug-02              $10,916        $11,276

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 20, 2001. The index performance shown in the graph reflects the former index up to June 20, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

iShares MSCI Italy Index Fund
Performance as of 8/31/02

                        AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02    INCEPTION TO 8/31/02
-------------------------  -------------------------  ----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET  INDEX
(14.84)% (15.29)% (15.13)%  4.05%    4.24%    3.85%    7.18%   7.12%   7.03%

                          CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02    INCEPTION TO 8/31/02
-------------------------  -------------------------  ----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET  INDEX
(14.84)% (15.29)% (15.13)% 21.98%   23.07%   20.81%   56.68%  56.19%  55.27%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                  [BAR CHART]

                    Telecommunication Services        21.75%
                    Banks                             19.69%
                    Energy                            19.14%
                    Insurance                         13.42%
                    Utilities                          7.95%
                    Transportation                     4.84%
                    Media                              4.78%
                    Diversified Financials             1.91%
                    Automobiles & Components           1.67%
                    Health Care Equipment & Services   1.08%

PERFORMANCE REVIEW

The total return of the iShares MSCI Italy Fund (the "Italy Fund") was -14.84% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Italy Index over the same period was -15.13%.

SIGNIFICANT PERFORMANCE FACTORS

The Italy Fund outperformed its benchmark by 0.29 percentage points over the reporting period. This was due to the impact of revenue differential, security sampling and security lending, which contributed 0.72, 0.24 and 0.18 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses and uninvested assets, which subtracted 0.83 and 0.02 percentage points, respectively, over the reporting period.

16                                    2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS

Despite posting a double-digit loss, the Italian equity market still managed to outperform several of its European neighbors over the reporting period. Key differences between several of Italy's largest companies and their European counterparts were a major reason for this outperformance. After the events of September 11, for example, shares of Assicurazioni Generali (8.55% of the Fund as of August 31, 2002) initially fell sharply along with those of other European insurers. Assicurazioni's stock rebounded quickly, however, after it became apparent that the company had little direct exposure to the U.S. economy or the industries most affected by the terrorist attacks, such as airlines. Similarly, Telecom Italia performed better than many other European telecommunications stocks. While quite a few of them remained depressed by investors' concerns about their high debt levels, Telecom Italia's shares performed well in comparison, thanks to the company's ongoing progress in reducing its debt level and ability to maintain its dividend. (As of August 31, 2002, Telecom Italia SpA shares made up 8.14% of the Fund while Telecom Italia SpA RNC shares made up another 4.90% of the Fund.)

Nonetheless, the Italian equity market was not immune from the economic slowdown that weighed on its neighbors. Weak consumer demand in Italy itself created a more difficult environment for many companies, leading to declines in their shares, which in turn further eroded consumer confidence.

Slow progress on the privatization front also undermined investors' confidence in some of Italy's largest companies during the reporting period. In December, Prime Minister Silvio Berlusconi ruled out full privatization of the oil and natural gas concern ENI (19.06% of the Fund as of August 31, 2002). This led many investors to doubt the resolve of Italy's government to privatize other large companies, including the electric utility Enel (4.84% of the Fund as of August 31, 2002). Shares of the affected companies declined as a result, but recovered later in the reporting period.

                         iShares MSCI Italy Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                    [GRAPH]
                                      MSCI

                               iShares MSCI
                                      Italy       MSCI Italy
                                 Index Fund           Index*
               Mar-96               $10,000          $10,000
               Aug-96               $10,411          $10,325
                                    $11,151          $11,093
               Aug-97               $12,845          $12,852
                                    $17,249          $17,284
               Aug-98               $18,966          $19,115
                                    $21,325          $21,650
               Aug-99               $19,941          $19,948
                                    $24,732          $24,619
               Aug-00               $22,604          $22,723
                                    $21,017          $20,883
               Aug-01               $18,398          $18,294
                                    $16,174          $16,123
               Aug-02               $15,668          $15,527

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 20, 2001. The index performance shown in the graph reflects the former index up to June 20, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               17

Managers' Discussion & Analysis

iShares MSCI Netherlands Index Fund
Performance as of 8/31/02

                         AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(20.79)% (21.04)% (20.59)%  (3.82)%  (3.94)%  (2.43)%   2.48%    2.41%    4.08%

                           CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(20.79)% (21.04)% (20.59)% (17.70)% (18.20)% (11.60)%  17.17%   16.71%   29.60%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                   [BARCHART]

                     Energy                         27.17%
                     Food Beverage & Tobacco        13.99%
                     Diversified Financials         10.97%
                     Media                           9.88%
                     Consumer Durables & Apparel     5.80%
                     Materials                       4.94%
                     Banks                           4.84%
                     Transportation                  4.73%
                     Food & Drug Retailing           4.38%
                     Insurance                       4.30%

PERFORMANCE REVIEW

The total return of the iShares MSCI Netherlands Index Fund (the "Netherlands Fund") was -20.79% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Netherlands Index over the same period was -20.59%.

SIGNIFICANT PERFORMANCE FACTORS

The Netherlands Fund underperformed its benchmark by 0.20 percentage points over the reporting period. This was due to the impact of expenses, which subtracted
0.83 percentage points from the Fund's return. That factor was partially offset by the positive impact of security sampling, revenue differential and uninvested assets, which subtracted 0.32, 0.20 and 0.11 percentage points, respectively, from the Fund's return.

18                                    2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS

The strong export orientation of many Dutch companies contributed to a sharp decline in the MSCI Netherlands Index over the year ended August 31, 2002.

Market giant Royal Dutch Petroleum (24.51% of the Fund as of August 31, 2002) reported first- and second-quarter 2002 results, for example, that were weaker than the comparable period in 2001 due to lower global demand for petroleum products. The stock did benefit as political concerns and OPEC production cuts drove up the price of crude oil during the summer, but some of those gains were offset by lingering concerns about Royal Dutch's string of recent acquisitions.

Macroeconomic concerns and corporate fundamentals were not the only major factors affecting the Dutch stock market over the reporting period. In July, Standard & Poor's removed two of the Netherlands' largest stocks -- Royal Dutch and Unilever -- from the S&P 500 Index in order to eliminate the overlap between S&P's U.S. and foreign indices. The move drove down shares of Royal Dutch and Unilever (7.75% of the Fund as of August 31, 2002) over the summer, as indexers readjusted their portfolios. Both stocks later recovered some of the ground they had lost, however.

Like Unilever, the food retailer Royal Ahold (4.33 % of the Fund as of August 31, 2002) also faced a significant decline in its shares despite a reputation as a relatively defensive holding. Royal Ahold's shares fell dramatically over the spring and early summer due to accounting concerns. The stock was also pressured during this period by concerns that the euro's strength and weaker economic conditions would cut into Royal Ahold's profits. These trends also weighed on the shares of numerous other Dutch stocks over the summer, including chemical producer Akzo Nobel and insurer Aegon (4.89% and 4.25%, respectively, of the Fund as of August 31, 2002).

Far more dramatic was the performance of the Dutch telecommunications company KPN, one of the Fund's smaller positions. The heavily indebted company appeared at risk of bankruptcy in the fall of 2001, but staged a remarkable turnaround after completing a large equity issue at the end of 2001 and making significant efforts to scale back its far-flung investments. Investors noticed: By the end of the reporting period, KPN's shares had risen 93% in U.S. dollar terms from their lows earlier in the year.

                      iShares MSCI Netherlands Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                    [GRAPH]
                                      MSCI

                                iShares MSCI
                                 Netherlands     MSCI Netherlands
                                  Index Fund               Index*
                   Mar-96            $10,000              $10,000
                   Aug-96            $11,119              $10,960
                                     $12,934              $12,932
                   Aug-97            $14,236              $14,661
                                     $16,810              $17,251
                   Aug-98            $16,715              $16,803
                                     $16,958              $17,551
                   Aug-99            $18,216              $18,838
                                     $18,076              $19,133
                   Aug-00            $18,449              $19,706
                                     $16,881              $18,192
                   Aug-01            $14,791              $16,320
                                     $13,264              $14,651
                   Aug-02            $11,716              $12,960

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 27, 2001. The index performance shown in the graph reflects the former index up to June 27, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               19

Managers' Discussion & Analysis

iShares MSCI Spain Index Fund
Performance as of 8/31/02

                         AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(15.85)% (16.16)% (17.09)%  1.99%    1.91%    1.89%    8.19%    8.13%    8.41%

                             CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------------------------------
   YEAR ENDED 8/31/02       FIVE YEARS ENDED 8/31/02       INCEPTION TO 8/31/02
-------------------------  --------------------------  ----------------------------
  NAV    MARKET    INDEX     NAV     MARKET    INDEX     NAV      MARKET    INDEX
(15.85)% (16.16)% (17.09)%  10.34%    9.92%    9.86%    66.51%    65.90%    68.72%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                  [BAR CHART]
                   Banks                              26.30%
                   Telecommunication Services         22.81%
                   Utilities                          17.62%
                   Food Beverage & Tobacco             5.13%
                   Energy                              4.92%
                   Capital Goods                       3.87%
                   Retailing                           3.49%
                   Materials                           3.02%
                   Hotels Restaurants & Leisure        2.92%
                   Pharmaceuticals & Biotechnology     2.30%

PERFORMANCE REVIEW

The total return of the iShares MSCI Spain Index Fund (the "Spain Fund") was -15.85% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Spain Index over the same period was -17.09%.

SIGNIFICANT PERFORMANCE FACTORS

The Spain Fund outperformed its benchmark by 1.24 percentage points over the reporting period. This was due to the impact of security sampling, security lending, uninvested assets and revenue differential, which contributed 1.75, 0.12, 0.11 and 0.10 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses, which subtracted 0.84 percentage points from the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. Due to the Single Issuer Rule, the Spain Fund was obligated to underweight Telefonica (22.76% of the Fund as of August 31, 2002) over the reporting period. In addition, the Fund underweighted the banking, telecommunications services, utilities and energy sectors while overweighting other areas of the market due to the 5/50 Rule. The stocks that the Fund overweighted generally outperformed those that it underweighted over the reporting period. As a result, security sampling had a positive impact on the Fund's performance during this time.

20                                    2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS

Numerous equities in the MSCI Spain Index were depressed by an economic downturn in Europe, the United States and key markets in Latin America over the year ended August 31, 2002.

The Spanish stock market began the reporting period on a low note. Amid signs that the U.S. and Europe were headed for a significant economic slowdown, the market was already weak when it was dealt another blow by the events of September 11. The MSCI Spain Index recovered fairly quickly, however, as it became more apparent to investors that relatively few Spanish companies would suffer direct financial consequences of September 11.

Soon after, a financial crisis in Argentina again shook investors' confidence in many Spanish companies, particularly banks. Over the past few years firms such as Banco Bilbao Vizcaya Argentaria (BBVA) and Banco Santander Central Hispano
(BSCH), respectively 13.52% and 12.74% of the Fund as of August 31, 2002, have built a major presence in Latin America with acquisitions. As business activity in the banks' domestic market slowed over 2001, many investors regarded this geographical diversification as an advantage. It became a liability later in 2001, however, when Argentina began to talk of devaluing its currency. Shares of BBVA, BSCH and many other Spanish companies with significant interests in Latin America dropped as a result, and fell still further when Argentina finally did devalue its peso in January 2002.

Over the spring, the Spanish equity market recovered some ground. Many investors became more optimistic that the U.S. economy and others around the world would recover fairly quickly, helping to boost results of numerous Spanish companies. This optimism dissipated over the summer, however, as the U.S. economy remained fairly weak. A number of Spanish companies also reported poor results, leading to declines in their equities.

In addition, the repercussions of Argentina's crisis were still making themselves felt months after the devaluation. In May, for example, telecommunications firm Telefonica announced that its net profits had fallen 72% over the first quarter due to the impact of currency losses in Argentina. Many Spanish companies also faced new difficulties as Brazil's currency depreciated rapidly over the summer. While the impact of Argentina's crisis had largely been factored into the share prices of many Spanish companies, the troubles in Brazil -- where banks such as BSCH have a significant presence -- put new pressure on the market.

                         iShares MSCI Spain Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                     [GRAPH]
                                      MSCI

                              iShares MSCI
                                     Spain     MSCI Spain
                                Index Fund         Index*
                 Mar-96            $10,000        $10,000
                 Aug-96            $10,845        $10,901
                                   $12,893        $13,047
                 Aug-97            $15,091        $15,357
                                   $20,476        $21,024
                 Aug-98            $20,008        $20,559
                                   $24,387        $24,935
                 Aug-99            $22,686        $23,674
                                   $24,902        $27,501
                 Aug-00            $22,274        $24,240
                                   $22,578        $23,557
                 Aug-01            $19,786        $20,349
                                   $18,376        $18,917
                 Aug-02            $16,651        $16,872

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 27, 2001. The index performance shown in the graph reflects the former index up to June 27, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               21

Managers' Discussion & Analysis

iShares MSCI Sweden Index Fund
Performance as of 8/31/02

                        AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02    INCEPTION TO 8/31/02
-------------------------  -------------------------  ----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET  INDEX
(23.29)% (23.05)% (24.58)%  (5.68)%  (5.68)%  (3.77)%  1.60%   1.58%   3.18%

                          CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02    INCEPTION TO 8/31/02
-------------------------  -------------------------  ----------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX    NAV    MARKET  INDEX
(23.29)% (23.05)% (24.58)% (25.34)% (25.35)% (17.50)% 10.85%  10.73%  22.47%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                   [BARCHART]

                    Banks                              23.08%
                    Capital Goods                      21.34%
                    Telecommunication Services         10.28%
                    Materials                           9.22%
                    Retailing                           8.73%
                    Technology Hardware & Equipment     5.81%
                    Consumer Durables & Apparel         5.37%
                    Commercial Services & Supplies      4.50%
                    Food Beverage & Tobacco             2.90%
                    Health Care Equipment & Services    2.48%


PERFORMANCE REVIEW

The total return of the iShares MSCI Sweden Index Fund (the "Sweden Fund") was --23.29% for the one-year period ended August 31, 2002. The total return of the corresponding MSCI Sweden Index over the same period was --24.58%.

SIGNIFICANT PERFORMANCE FACTORS

The Sweden Fund outperformed its benchmark by 1.29 percentage points over the reporting period. This was due to the positive impact of security sampling, revenue differential and security lending, which contributed 1.69, 0.46 and 0.06 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses, which subtracted 0.92 percentage points from the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the Single Issuer Rule, for example, the Sweden Fund was obligated to underweight Ericsson for part of the reporting period. (As of August 31, 2002, shares of Telefonakfiebolaget LM Ericsson made up 11.61% of the Fund.) During this time the portfolio was overweighted in other securities which outperformed the benchmark. As Ericsson's market value depreciated over the

22                                    2002 iShares Annual Report to Shareholders
reporting period, its Index weighting declined to below the Single Issuer limit, making the rule no longer applicable. As a result, the Fund had shifted to an Index weighting in Ericsson by the end of the reporting period. Nonetheless, the earlier underweighting of Ericsson enabled the Fund to outperform the Index over the reporting period.

KEY MARKET CONDITIONS

Sweden's equity market was among the weakest in Europe over the reporting period, due in large part to ongoing difficulties for Ericsson, one of its largest stocks. The telecommunications equipment maker surprised many investors by reporting heavier than expected losses for the fourth quarter of 2001 and the first quarter of 2002. After the second announcement (in April), Ericsson's shares lost nearly 24% of their value in a single day.

Ericsson's woes sent a ripple effect throughout the Swedish equity market and economy. While announcing its first-quarter 2002 results, the company also said it would cut 17,000 jobs on top of the 22,000 it had already eliminated. The job cuts dealt a blow to consumer confidence in Sweden. The dramatic decline in Ericsson's share price also had a significant impact on the investment portfolios of individual Swedish investors, pension funds and other Swedish companies. In August, for example, Swedish banking giant Nordea (10.52% of the Fund as of August 31, 2002) said that its operating profits had dropped by 44% over the first half of 2002 largely as a result of equity losses. This announcement, in turn, sent Nordea's shares down. In addition, the exodus of international investors from Ericsson helped to weaken Sweden's currency in late 2001.

Despite Ericsson's influence, Sweden's economy appeared to be strong enough over the spring that the country's central bank saw the need to raise interest rates in March and again in April. Resurgent consumer spending both at home and abroad also led to good results and higher share prices for several Swedish companies, including the retailer Hennes & Mauritz (8.73% of the Fund as of August 31, 2002) and the appliance maker Electrolux (5.37% of the Fund as of August 31,
2002). Another standout was Securitas (4.50% of the Fund as of August 31, 2002). As one of the world's largest providers of security services, the company and its shareholders were among the relatively few to benefit from the increased demand for security worldwide in the wake of September 11.

                         iShares MSCI Sweden Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                iShares MSCI

                                     [GRAPH]

                                      Sweden    MSCI Sweden
                                  Index Fund         Index*

                        Mar-96       $10,000        $10,000
                        Aug-96       $11,413        $11,192
                                     $13,357        $13,335
                        Aug-97       $14,848        $14,845
                                     $16,354        $16,584
                        Aug-98       $15,661        $16,081
                                     $16,750        $17,404
                        Aug-99       $19,590        $20,831
                                     $31,615        $37,466
                        Aug-00       $27,260        $31,604
                                     $18,896        $21,499
                        Aug-01       $14,451        $16,238
                                     $14,496        $16,063
                        Aug-02       $11,085        $12,247

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 27, 2001. The index performance shown in the graph reflects the former index up to June 27, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               23

Managers' Discussion & Analysis

iShares MSCI Switzerland Index Fund
Performance as of 8/31/02


                       AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
   YEAR ENDED 8/31/02     FIVE YEARS ENDED 8/31/02   INCEPTION TO 8/31/02
------------------------  ------------------------  ----------------------
  NAV    Market   Index     NAV    Market   Index    NAV    Market  Index
(10.47)% (10.60)% (7.83)% (1.18)%  (1.24)%  1.08%    1.88%   1.88%   3.70%

                           CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    Market    Index     NAV    Market    Index     NAV    Market    Index
(10.47)% (10.60)%  (7.83)%  (5.75)%  (6.06)%   5.52%   12.84%   12.82%   26.54%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% OF PORTFOLIO)

                                  [BAR CHART]

                    PHARMACEUTICALS & BIOTECHNOLOGY             32.86%
                    FOOD BEVERAGE & TOBACCO                     13.94%
                    MATERIALS                                   13.51%
                    BANKS                                       13.25%
                    INSURANCE                                    6.67%
                    CONSUMER DURABLES & APPAREL                  4.82%
                    CAPITAL GOODS                                4.42%
                    HEALTH CARE EQUIPMENT & SERVICES             3.11%
                    TELECOMMUNICATION SERVICES                   2.71%
                    COMMERCIAL SERVICES & SUPPLIES               2.52%

PERFORMANCE REVIEW

The total return of the iShares MSCI Switzerland Index Fund (the "Switzerland Fund") was -10.47% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Switzerland Index over the same period was -7.83%.

SIGNIFICANT PERFORMANCE FACTORS

The Switzerland Fund underperformed its benchmark by 2.64 percentage points over the reporting period. This was due to the impact of security sampling (explained in more detail below) and expenses, which subtracted 2.35 and 0.83 percentage points, respectively, from the Fund's return. These factors were partially offset by the positive impact of revenue differential, uninvested assets and security lending, which respectively contributed 0.45, 0.08 and 0.01 percentage points to the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the 5/50 rule, the Switzerland Fund was obligated to underweight several of the largest stocks in the MSCI Switzerland Index, including Novartis, Nestle, Roche AG Genusschein and UBS during the reporting period, while overweighting other

24                                    2002 iShares Annual Report to Shareholders

Swiss stocks. These overweighted positions generally did not perform as well as the stocks the Fund was underweighting. As a result, security sampling had a negative impact on the Fund's performance relative to its benchmark.

KEY MARKET CONDITIONS

The Swiss equity market was weak in absolute terms but stronger than quite a few other European markets over the year ended August 31, 2002.

In large part, this was due to the defensive qualities of the Swiss market, which is dominated by stocks in the Pharmaceuticals and Biotechnology sector and the Food, Beverage and Tobacco sector. Several stocks in these areas held up solidly amid the global economic slowdown. Nestle (13.78% of the Fund as of August 31, 2002) performed especially well over the reporting period, driven by strong growth in its eastern European markets and the successful spin-off of Alcon, its U.S. eye care subsidiary. Shares of Swiss pharmaceutical makers such as Novartis (23.19% of the Fund as of August 31, 2002) also performed well over much of the period. Many investors apparently favored Novartis for its defensive qualities and for the growth prospects offered by new drugs in its pipeline.

The performance of Switzerland's two other large sectors, banks and insurers, was mixed. On one end of the spectrum was UBS (5.69% of the Fund as of August 31, 2002). Its stock was a standout over the reporting period, as the bank managed to achieve results that were better than many investors had expected. One reason was that UBS successfully employed derivatives to reduce its exposure to potential loan defaults in the poor economic environment. At the other end of the spectrum were stocks such as Credit Suisse Group (4.83% of the Fund as of August 31, 2002), which faced major investment losses. The share price of Swiss Re (4.09% of the Fund as of August 31, 2002) and other Swiss insurers also declined dramatically in the wake of September 11, as investors worried about the companies' exposure to the devastation at the World Trade Center and losses at several airlines.

Toward the end of the reporting period, many of the Swiss market's outperformers also weakened, as the strength of the Swiss franc began to make the country's goods less competitive overseas and fears grew of a "double-dip" recession in Europe and the United States.

                       iShares MSCI Switzerland Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                  IShares MSCI

                                     [GRAPH]

                                Switzerland    MSCI Switzerland
                                 Index Fund              Index*
                       Mar-96       $10,000             $10,000
                       Aug-96       $10,260             $10,314
                                    $10,210             $10,342
                       Aug-97       $11,972             $11,992
                                    $15,123             $16,262
                       Aug-98       $14,515             $15,601
                                    $15,019             $16,698
                       Aug-99       $14,728             $15,966
                                    $13,560             $14,302
                       Aug-00       $15,017             $16,037
                                    $14,988             $15,902
                       Aug-01       $12,603             $13,728
                                    $11,917             $13,201
                       Aug-02       $11,284             $12,654

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 20, 2001. The index performance shown in the graph reflects the former index up to June 20, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               25

Managers' Discussion & Analysis

iShares MSCI United Kingdom Index Fund
Performance as of 8/31/02

                         AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    Market    Index     NAV    Market    Index     NAV    Market    Index
(14.19)% (14.34)% (13.71)%  (1.55)%  (1.45)%  (1.08)%   4.53%    4.52%    5.11%

                           CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/02      FIVE YEARS ENDED 8/31/02     INCEPTION TO 8/31/02
-------------------------  -------------------------  -------------------------
  NAV    Market    Index     NAV    Market    Index     NAV    Market    Index
(14.19)% (14.34)% (13.71)%  (7.51)%  (7.04)%  (5.27)%  33.23%   33.14%   38.08%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96)."Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% OF PORTFOLIO)

                                  [BAR GRAPH]

                     BANKS                              20.51%
                     ENERGY                             16.92%
                     PHARMACEUTICALS & BIOTECHNOLOGY    11.10%
                     TELECOMMUNICATION SERVICES          9.40%
                     FOOD BEVERAGE & TOBACCO             7.82%
                     UTILITIES                           4.76%
                     MATERIALS                           3.90%
                     MEDIA                               3.67%
                     INSURANCE                           3.06%
                     CAPITAL GOODS                       2.80%

PERFORMANCE REVIEW

The total return of the iShares MSCI United Kingdom Index Fund (the "United Kingdom Fund") was -14.19% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI United Kingdom Index over the same period was -13.71%.

SIGNIFICANT PERFORMANCE FACTORS

The United Kingdom Fund underperformed its benchmark by 0.48 percentage points over the reporting period. This was due to the impact of expenses, which subtracted 0.84 percentage points from the Fund's return. That factor was partially offset by the positive impact of security sampling, uninvested assets and revenue differential, which contributed 0.25, 0.09 and 0.02 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS

In the face of a global economic slowdown and investor pessimism, many of the U.K.'s largest stocks posted significant declines over the year ended
August 31, 2002.

U.K. energy stocks rode the wave of crude-oil prices down and up and then down again over the reporting period. Weak global demand during the fall and winter of 2001 pushed down the price of oil and resulted in profit declines for BP and Shell Transport & Trading

26                                    2002 iShares Annual Report to Shareholders

(respectively 11.44% and 4.31% of the Fund as of August 31, 2002). Both companies reported better results as political tensions in the Middle East and OPEC production cuts forced up the price of crude oil over the spring. The rally was relatively short-lived, however. Energy stocks sank back over the summer as the price of oil declined. Shell's stock also came under pressure when Standard & Poor's removed it from the S&P 500 Index in July 2002. The move, which S&P said was simply intended to eliminate the overlap between its U.S. and foreign indices, drove down Shell's stock as indexers readjusted their portfolios.

Facing even more difficulties was Vodafone Group (7.11% of the Fund as of August 31, 2002), the U.K. wireless operator that is Europe's largest telecommunications stock. Vodafone's shares remained weak, reaching lows not seen for several years. Many investors remained skeptical about Vodafone's plans to introduce third-generation wireless services in Europe. They also worried about slowing revenue growth in the company's key markets. Many of their fears were realized in May 2002, when Vodafone announced the largest-ever loss in U.K. corporate history and its shares sank even lower. Later in the summer, Vodafone faced additional selling pressure after U.S. telecommunications giant WorldCom declared bankruptcy and revealed accounting irregularities. This led some investors to question whether Vodafone might present similar problems, a claim that the company vehemently denied.

Nonetheless, the mere rumor that Vodafone might go the way of Enron and WorldCom created a ripple effect across the U.K. market. There was much speculation about how much exposure British banks had to failing businesses and bad debts in general. (As of August 31, 2002, banks had a collective weighting of 20.34% in the Fund -- representing its largest sector.) These concerns led to declines in the share prices of Royal Bank of Scotland Group and Lloyds TSB Group (respectively 4.31% and 3.24% of the Fund as of August 31, 2002), among others.

U.K. banking stocks were not the only so-called "defensive" issues to reveal some potential vulnerabilities over the reporting period. As in several other markets, a number of U.K. pharmaceutical stocks did not offer the haven many investors expect them to provide during an economic downturn. Shares of GlaxoSmithKline and AstraZeneca Group (respectively 7.55% and 3.24% of the Fund as of August 31, 2002) came under especially intense pressure as the companies faced legal challenges to the patents on their best-selling drugs. Many investors also worried that GlaxoSmithKline and AstraZeneca would not be able to introduce promising new drugs fast enough to offset the potential loss of earnings from its top sellers.

                     iShares MSCI United Kingdom Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                  iShares MSCI

                                    [GRAPH]

                            United Kingdom  MSCI United Kingdom
                                Index Fund               Index*

                    Mar-96         $10,000              $10,000
                    Aug-96         $11,041              $11,059
                                   $12,768              $12,973
                    Aug-97         $14,405              $14,576
                                   $17,432              $17,820
                    Aug-98         $16,564              $16,714
                                   $18,581              $18,939
                    Aug-99         $19,102              $19,428
                                   $18,007              $18,520
                    Aug-00         $18,528              $18,909
                                   $16,727              $17,105
                    Aug-01         $15,526              $16,003
                                   $14,585              $15,081
                    Aug-02         $13,323              $13,808

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 20, 2001. The index performance shown in the graph reflects the former index up to June 20, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               27

Schedule of Investments

iShares MSCI Austria Index Fund
August 31, 2002

Security                                   Shares        Value
--------------------------------------------------------------
COMMON STOCKS - 99.66%
Erste Bank der oesterreichischen
  Sparkassen AG                            44,892  $ 3,007,769
OMV AG                                     26,658    2,379,011
Telekom Austria AG/1/                     242,478    2,040,258
Flughafen Wien AG                          23,364      732,975
Voest-Alpine AG                            24,606      710,405
Mayr-Melnhof Karton AG                     11,250      700,574
Oesterreichische
  Elektrizitaetswirtschafts AG "A"          9,828      675,151
BWT AG                                     42,426      674,022
Boehler-Uddeholm AG                        15,282      671,407
Wienerberger Baustoffindustrie AG          43,632      656,382
VA Technologie AG                          26,496      532,676
Generali Holding Vienna AG                  3,582      515,433
RHI AG/1/                                  62,694      467,271
Lenzing AG                                  4,914      365,044
Austrian Airlines AG/1/                    48,114      323,215
BBAG Oesterreichische Brau-Beteiligungs
  AG                                        4,608      238,150
TOTAL COMMON STOCKS
  (COST: $15,974,123)                               14,689,743

TOTAL INVESTMENTS IN SECURITIES - 99.66%
  (COST $15,974,123)                                14,689,743
OTHER ASSETS, LESS LIABILITIES - 0.34%                  50,747
                                                   -----------
NET ASSETS - 100.00%                               $14,740,490
                                                   ===========

/1/ Non-income earning securities.

See Notes to Financial Statements.

28                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Belgium Index Fund
August 31, 2002

Security                                    Shares        Value
---------------------------------------------------------------

COMMON STOCKS - 99.53%
Fortis                                     140,775  $ 2,511,229
Dexia Group                                116,225    1,534,170
Electrabel SA                                4,400    1,019,202
Solvay SA                                    7,550      522,362
Algemene Maatschappij voor
  Nijverheidskredit NV                      13,400      517,103
Interbrew SA                                19,225      513,006
Groupe Bruxelles Lambert SA                 11,475      507,974
KBC Bankverzekeringsholding                 13,950      504,263
Delhaize                                    14,425      431,605
UCB SA                                      14,350      409,658
Agfa-Gevaert NV                             19,000      363,157
Colruyt NV                                   6,725      319,201
Cofinimmo                                    2,825      268,315
Bekaert NV                                   4,975      229,747
Omega Pharma NV                              5,150      227,273
NV Umicore SA                                5,475      217,722
SA D'Ieteren NV                              1,025      143,743
Barco NV                                     2,475      104,854
Compagnie Maritime Belge SA                    675       33,131
TOTAL COMMON STOCKS
  (COST: $12,774,030)                                10,377,715

SHORT TERM INSTRUMENTS - 2.88%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     240,980  $   240,980
Dreyfus Money Market Fund                   20,256       20,256
Goldman Sachs Financial Square Prime
  Obligation Fund                           10,023       10,023
Providian Temp Cash Money Market Fund       29,337       29,337
TOTAL SHORT TERM INSTRUMENTS
  (COST: $300,596)                                      300,596

TOTAL INVESTMENTS IN SECURITIES - 102.41%
  (COST $13,074,626)                                 10,678,311
OTHER ASSETS, LESS LIABILITIES - (2.41%)               (251,435)
                                                    -----------
NET ASSETS - 100.00%                                $10,426,876
                                                    ===========

See Notes to Financial Statements.

Schedules of Investments                                                      29

Schedule of Investments

iShares MSCI Emu Index Fund
August 31, 2002

Security                                     Shares              Value
----------------------------------------------------------------------
COMMON STOCKS - 98.09%

AUSTRIA - 0.41%
Boehler-Uddeholm AG                             399       $     17,530
BWT AG                                        1,026             16,300
Erste Bank der oesterreichischen
  Sparkassen AG                               1,653            110,751
Flughafen Wien AG                               798             25,035
Mayr-Melnhof Karton AG                          342             21,297
Oesterreichische
  Elektrizitaetswirtschafts AG "A"              798             54,820
OMV AG                                        1,083             96,649
RHI AG1                                       4,332             32,287
Telekom Austria AG1                           8,322             70,023
VA Technologie AG                             2,052             41,253
Voest-Alpine AG                               1,653             47,724
Wienerberger Baustoffindustrie AG               171              2,572
                                                               536,241

BELGIUM - 3.15%
Agfa-Gevaert NV                               8,094            154,705
Barco NV                                        741             31,393
Bekaert NV                                    1,368             63,174
Colruyt NV                                    1,995             94,692
Compagnie Maritime Belge SA                     570             27,977
Delhaize                                      3,819            114,267
Dexia Group                                  47,082            621,482
Electrabel SA                                 2,223            514,929
Fortis                                       66,918          1,193,723
Groupe Bruxelles Lambert SA                   5,586            247,280
Interbrew SA                                 10,830            288,991
KBC Bankverzekeringsholding                   6,669            241,070
NV Umicore SA                                 1,596             63,467
Omega Pharma NV                               1,482             65,402
SA D'Ieteren NV                                 342             47,961
Solvay SA                                     2,622            181,408
UCB SA                                        6,213            177,366
                                                             4,129,287

FINLAND - 5.22%
Amer Group PLC                                  912             27,279
Fortum OYJ                                   17,727            100,482
Instrumentarium OYJ                           3,192             74,157
KCI Konecranes                                  798             21,443
Kesko OYJ                                     5,700             61,433
KONE OYJ "B"                                  1,368             37,564
Metso OYJ                                     5,700             63,222
Nokia OYJ                                   350,550          4,682,261
Orion-Yhtyma OYJ "B"                            627             13,896
Outokumpu OYJ                                 5,700             60,985
Rautaruukki OYJ                              11,400             47,737
Sampo OYJ "A"                                18,924            132,879
Sonera OYJ1                                  42,180            186,558
Stora Enso OYJ                               51,300            566,480
TietoEnator OYJ                               6,270             96,537
UPM-Kymmene OYJ                              17,442            555,913
Uponor OYJ                                    4,047             81,956
Wartsila OYJ "B"                              2,052             29,682
                                                             6,840,464

FRANCE - 27.12%
Accor                                        13,965            486,180
Air France                                    6,213             83,352
Alcatel "A"                                  81,510            414,063
ALSTOM1                                      18,981            140,351
Altran Technologies                           4,503             74,189
Atos Origin1                                  1,425             52,098
Autoroutes du Sud de la France - ASF1         5,700            145,337
Aventis                                      49,761          2,930,420
AXA                                         102,315          1,401,726
BNP Paribas                                  58,368          2,722,354
Bouygues SA                                  11,514            285,112
Business Objects SA1                          4,332             82,205
Cap Gemini Ernst & Young                      7,467            224,003
Carrefour SA                                 37,392          1,682,034
Castorama-Dubois Investissements              5,472            357,394
Club Mediterranee SA1                         1,083             29,738
Compagnie de Saint-Gobain                    21,660            647,868
Compagnie Generale des Etablissements
  Michelin "B"                                9,462            338,690
Dassault Systemes SA                          2,850             92,317
Essilor International SA                      6,270            246,570

30                                    2002 iShares Annual Report to Shareholders
iShares MSCI EMU Index Fund
August 31, 2002

Security                                     Shares              Value
----------------------------------------------------------------------

Etablissements Economiques du Casino
  Guichard - Perrachon SA                     2,508       $    177,579
European Aeronautic Defence and Space
  Co.                                        21,375            285,713
France Telecom                               29,070            363,767
Groupe Danone                                 9,177          1,144,763
Imerys SA                                       741             96,722
L'Air Liquide SA                              7,308          1,012,671
L'Oreal SA                                   24,909          1,796,664
Lafarge SA                                    9,633            891,315
Lagardere SCA                                 8,949            347,270
LVMH Moet Hennessy Louis Vuitton SA          16,587            690,840
Pechiney "A"                                  5,016            183,679
Pernod Ricard                                 3,477            303,986
Pinault-Printemps-Redoute                     5,016            410,744
PSA Peugeot Citroen SA                       11,628            520,220
Publicis Groupe SA                            6,441            142,249
Renault SA                                   10,887            526,360
Sagem SA                                        855             57,562
Sanofi-Synthelabo                            28,443          1,705,687
Schneider Electric SA                        14,421            663,278
Societe BIC SA                                2,964            113,363
Societe Generale "A"                         22,059          1,307,704
Societe Television Francaise 1                8,493            173,158
Sodexho Alliance                              7,524            220,621
Suez                                         60,021          1,377,944
Technip-Coflexip                              1,322            101,124
Thales                                        4,503            169,133
Thomson Multimedia1                          10,716            212,807
TotalFinaElf SA                              46,569          6,640,320
Unibail (Union du Credit-Bail
  Immobilier)                                 2,907            175,042
Valeo                                         5,130            197,714
Vinci SA                                      4,047            246,265
Vivendi Universal SA                         64,524            809,950
Zodiac SA                                     3,420             75,430
                                                            35,577,645

GERMANY - 19.47%
adidas-Salomon AG                             2,850            203,332
AIXTRON AG                                    5,700             41,980
Allianz AG                                   12,939          1,662,136
ALTANA AG                                     5,700            279,494
BASF AG                                      40,470          1,668,489
Bayer AG                                     51,300          1,218,985
Beiersdorf                                    2,394            227,262
Buderus AG                                    2,850             61,321
Continental AG1                               8,550            138,349
DaimlerChrysler AG                           62,700          2,709,806
Deutsche Bank AG                             40,014          2,479,636
Deutsche Boerse AG                            3,648            137,735
Deutsche Lufthansa AG1                       12,198            154,075
Deutsche Post AG                             25,650            279,467
Deutsche Telekom AG                         150,537          1,688,875
Douglas Holding AG                            2,109             48,087
E.ON AG                                      43,320          2,232,063
EPCOS AG1                                     4,218             63,082
Fresenius Medical Care AG                     2,565             73,199
GEHE AG                                         912             40,068
HeidelbergerCement AG                         2,508            110,188
HVB Group                                    25,878            557,811
Infineon Technologies AG1                    24,681            284,883
Karstadt Quelle AG                            2,850             60,930
Linde AG                                      6,783            282,708
Man AG                                        8,550            175,159
Merck KGaA                                    3,306             65,167
METRO AG1                                     9,549            242,541
MLP AG                                        4,446             69,282
Muenchener Rueckversicherungs-
  Gesellschaft AG                             7,467          1,359,760
RWE AG                                       26,049            956,689
SAP AG                                       15,048          1,158,741
Schering AG                                  11,742            649,570
SGL CARBON AG1                                1,482             27,134
Siemens AG                                   58,824          2,772,463
ThyssenKrupp AG                              25,650            338,075
TUI AG                                       11,001            245,546
Volkswagen AG                                16,644            757,362
WCM Beteiligungs- und
  Grundbesitz-Aktiengesellschaft1             7,300             22,694
                                                            25,544,144

Schedules of Investments                                                      31
iShares MSCI EMU Index Fund
August 31, 2002

Security                                     Shares              Value
----------------------------------------------------------------------

GREECE - 0.86%
Hellenic Telecommunications Organization
  SA ADR                                     84,303       $    603,609
National Bank of Greece SA ADR              139,593            524,870
                                                             1,128,479

IRELAND - 2.50%
Allied Irish Bank PLC                        65,265            844,855
Bank of Ireland                              74,214            867,539
CRH PLC                                      39,330            561,196
DCC PLC                                       5,700             60,930
Elan Corp. PLC1                              24,624             77,275
Greencore Group PLC                           6,270             16,540
Independent News & Media PLC                 34,200             57,018
Irish Life & Permanent PLC                   19,722            255,301
Jefferson Smurfit Group PLC                  73,164            216,690
Kerry Group PLC "A"                           9,747            146,822
Ryanair Holdings PLC1                        21,760            122,702
Waterford Wedgwood PLC                       83,334             47,400
                                                             3,274,268

ITALY - 10.78%
ACEA SpA                                     11,400             64,842
Alitalia - Linee Aeree Italiane SpA1        159,429             52,070
Alleanza Assicurazioni SpA                   30,780            234,842
Arnoldo Mondadori Editore SpA                11,400             67,972
Assicurazione Generali SpA                   73,872          1,403,982
Autogrill SpA1                                8,550             84,771
Autostrade SpA                               57,000            488,553
Banca di Roma SpA                            98,229            132,069
Banca Fideuram SpA                           19,950            100,757
Banca Monte dei Paschi Siena SpA             65,892            186,105
Banca Nazionale del Lavoro SpA1             114,000            164,342
Banca Popolare di Milano S.c.a.r.l.1         28,500            112,076
Benetton Group SpA                            6,327             73,465
Bulgari SpA                                  11,400             53,552
e.Biscom SpA1                                   627             14,235
Enel SpA                                    153,004            777,245
ENI SpA                                     204,687          3,099,309
Fiat SpA                                     17,100            195,701
Fineco SpA1                                 145,464             74,318
Gruppo Editoriale L'Espresso SpA             11,799             40,383
IntesaBci SpA                               266,589            650,984
Italcementi SpA                               8,265             78,217
Italglas SpA                                 14,250            145,337
La Rinascente SpA                            14,250             47,095
Luxottica Group SpA                          11,400            153,722
Mediaset SpA                                 45,600            314,376
MEDIOBANCA - Banca di Credito
  Finanziario SpA                            37,107            290,756
Mediolanum SpA                               17,100             96,928
Parmalat Finanziaria SpA                     31,350             91,003
Pirelli SpA                                  57,000             60,762
Riunione Adriatica di Sicurta SpA            25,650            294,308
Sanpaolo IMI SpA                             62,700            520,811
SEAT Pagine Gialle SpA1                     362,178            225,890
Snam Rete Gas SpA                            41,667            124,630
Telecom Italia Mobile SpA                   277,077          1,287,965
Telecom Italia SpA                          173,850          1,382,681
Tiscali SpA1                                 11,970             62,333
UniCredito Italiano SpA                     236,436            895,005
                                                            14,143,392

LUXEMBOURG - 0.23%
Arcelor1                                     24,738            300,824
                                                               300,824

NETHERLANDS - 16.97%
ABN AMRO Holding NV                          99,978          1,629,531
AEGON NV                                     67,545            967,103
Akzo Nobel NV                                20,121            750,222
ASML Holding NV1                             32,775            335,239
Burhmann NV                                   6,327             45,295
Getronics NV1                                20,862             20,255
Hagemeyer NV                                  6,612             74,245
Heineken NV                                  13,623            553,898
IHC Caland NV                                 1,710             85,944
ING Groep NV                                124,203          2,711,339
Koninklijke Ahold NV                         43,947            733,097
Koninklijke Luchtvaart Maatschappij NV        3,420             38,503
Koninklijke Numico NA "CVA"                  10,203            200,819

32                                    2002 iShares Annual Report to Shareholders
iShares MSCI EMU Index Fund
August 31, 2002

Security                                     Shares              Value
----------------------------------------------------------------------

Koninklijke (Royal) KPN NV1                 126,369       $    692,755
Koninklijke (Royal) Philips Electronics
  NV                                         95,817          1,916,905
Koninklijke Vendex KBB NV                     5,757             59,845
Oce NV                                        5,244             49,370
QIAGEN NV1                                   10,431             63,423
Reed Elsevier NV                             46,683            591,950
Royal Dutch Petroleum Co.                   155,040          6,994,056
TPG NV                                       24,567            484,498
Unilever NV                                  42,009          2,482,144
Vedior NV                                     6,726             63,454
VNU NV                                       14,307            350,765
Wolters Kluwer NV                            20,007            357,877
                                                            22,252,532

PORTUGAL - 1.17%
Banco Comercial Portugues SA "R"            128,324            356,138
Banco Espirito Santo SA                       7,182             79,518
BPI-SGPS SA                                  34,941             76,070
Brisa-Auto Estradas de Portugal SA           34,428            183,333
CIMPOR-Cimentos de Portugal SGPS SA           5,301             93,575
Electricidade de Portugal SA                141,075            231,039
Jeronimo Martins SGPS SA1                     5,928             40,055
Portugal Telecom SGPS SA                     64,581            417,368
PT Multimedia-Servicos de
  Telecomunicacoes e Multimedia SGPS SA1      3,648             25,579
Sonae SGPS SA1                               72,333             36,174
                                                             1,538,849

SPAIN - 9.57%
Acciona SA                                    1,539             59,918
Acerinox SA                                   3,591            134,350
ACS SA                                        3,933            107,264
Altadis SA                                   21,603            487,057
Amadeus Global Travel Distribution SA        17,955             97,725
Autopistas Concesionaria Espanola SA          8,892             99,324
Banco Bilbao Vizcaya Argentaria SA          228,114          2,239,304
Banco Santander Central Hispano SA          305,634          2,041,146
Corporacion Mapfre SA                        11,286             69,507
Endesa SA                                    65,436            776,477
Fomento de Costrucciones y Contratas SA       3,591             73,954
Gas Natural SDG SA                           15,219            275,516
Grupo Dragados SA                            10,659            152,614
Grupo Ferrovial SA                            3,819             93,630
Iberdrola SA                                 55,746            718,895
Iberia Lineas Aereas de Espana SA            28,956             50,262
Industria de Desino Textil SA                16,252            317,166
Metrovacesa SA                                3,266             59,670
NH Hoteles SA1                                7,923             82,361
Promotora de Infomaciones SA                  3,819             34,606
Repsol YPF SA                                68,856            898,096
Sociedad General de Aguas de Barcelona
  SA                                          4,446             44,037
Sol Melia SA                                 10,602             51,986
Tele Pizza SA1                               13,281             12,895
Telefonica Publicidad e Informacion SA       12,540             42,674
Telefonica SA1                              328,320          3,010,497
Terra Networks SA1                           29,754            157,277
Union Electrica Fenosa SA                    18,810            232,796
Vallehermoso SA                               7,980             62,606
Zeltia SA                                    10,089             67,181
                                                            12,550,791

SWITZERLAND - 0.64%
STMicroelectronics NV                        41,724            842,908
                                                               842,908
TOTAL COMMON STOCKS
  (COST: $165,666,305)                                     128,659,824

Schedules of Investments                                                      33
iShares MSCI EMU Index Fund
August 31, 2002

Security                                     Shares              Value
----------------------------------------------------------------------

PREFERRED STOCKS - 1.47%

GERMANY - 0.75%
Fresenius Medical Care AG                     1,140       $     23,712
Henkel KGaA                                   3,534            241,908
Hugo Boss AG                                  1,140             12,242
Porsche AG                                      513            246,514
ProsiebenSat.1 Media AG                       5,700             49,191
RWE AG                                        4,104            113,900
Volkswagen AG                                 6,840            220,688
Wella AG                                      1,710             79,823
                                                               987,978

ITALY - 0.72%
Fiat SpA                                      7,182             51,979
Fiat SpA - RNC                                5,700             40,526
IntesaBci SpA                                57,000            103,415
Telecom Italia SpA                          139,650            747,756
                                                               943,676
TOTAL PREFERRED STOCKS
  (COST: $1,963,471)                                         1,931,654

SHORT TERM INSTRUMENTS - 4.30%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    4,521,987          4,521,987
Dreyfus Money Market Fund                   380,109            380,109
Goldman Sachs Financial Square Prime
  Obligation Fund                           188,067            188,067
Providian Temp Cash Money Market Fund       550,503            550,503
TOTAL SHORT TERM INSTRUMENTS
  (COST: $5,640,666)                                         5,640,666

TOTAL INVESTMENTS IN SECURITIES - 103.86%
  (COST $173,270,442)                                      136,232,144
OTHER ASSETS, LESS LIABILITIES - (3.86%)                    (5,064,398)
                                                          ------------
NET ASSETS - 100.00%                                      $131,167,746
                                                          ============

/1/ Non-income earning securities.

See notes to financial statements.

34                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI France Index Fund
August 31, 2002

Security                                      Shares            Value
---------------------------------------------------------------------

COMMON STOCKS - 99.74%
TotalFinaElf SA                               62,512      $ 8,913,649
Aventis                                       66,224        3,899,925
BNP Paribas                                   78,160        3,645,476
L'Oreal SA                                    33,104        2,387,762
Sanofi-Synthelabo                             39,392        2,362,283
Carrefour SA                                  52,176        2,347,075
AXA                                          135,840        1,861,022
Suez                                          80,080        1,838,453
Societe Generale "A"                          29,440        1,745,265
Groupe Danone                                 12,464        1,554,792
L' Air Liquide SA                              9,882        1,369,351
Lafarge SA                                    12,800        1,184,348
STMicroelectronics NV                         57,232        1,156,201
Vivendi Universal SA                          90,432        1,135,166
Schneider Electric SA                         19,952          917,670
LVMH Moet Hennessy Louis Vuitton SA           21,696          903,627
Compagnie de Saint-Gobain                     30,032          898,281
Renault SA                                    15,408          744,940
PSA Peugeot Citroen SA                        15,232          681,458
Accor                                         18,608          647,823
Alcatel "A"                                  108,336          550,336
Pinault-Printemps-Redoute                      6,640          543,728
Lagardere SCA                                 12,880          499,815
France Telecom                                39,600          495,535
Compagnie Generale des Etablissements
  Michelin "B"                                12,800          458,173
Castorama-Dubois Investissements               7,008          457,716
Bouygues SA                                   16,656          412,439
Arcelor1                                      33,856          411,702
Vinci SA                                       6,320          384,580
European Aeronautic Defence and Space
  Co.                                         27,936          373,412
Essilor International SA                       9,440          371,231
Pernod Ricard                                  4,176          365,098
Valeo                                          7,808          300,926
Thomson Multimedia1                           14,912          296,134
Cap Gemini Ernst & Young                       9,840          295,190
Sodexho Alliance                               8,736          256,160
Societe Television Francaise 1                12,352          251,836
Unibail (Union du Credit-Bail
  Immobilier)                                  4,160          250,489
Thales                                         6,464          242,788
Pechiney "A"                                   6,608          241,976
Publicis Groupe SA                             9,568          211,308
Autoroutes du Sud de la France - ASF1          7,904          201,534
Etablissements Economiques du Casino
  Guichard - Perrachon SA                      2,784          197,121
ALSTOM1                                       24,672          182,432
Technip-Coflexip                               1,920          146,867
Dassault Systemes SA                           3,936          127,494
Societe BIC SA                                 3,322          127,055
Business Objects SA1                           6,048          114,768
Imerys SA                                        814          106,250
Air France                                     7,872          105,608
Altran Technologies                            6,160          101,488
Zodiac SA                                      3,888           85,752
Sagem SA                                       1,136           76,480
Atos Origin1                                   1,952           71,365
Club Mediterranee SA1                          1,232           33,830
TOTAL COMMON STOCKS
  (COST: $66,793,397)                                      49,543,183

SHORT TERM INSTRUMENTS - 6.27%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     2,498,440        2,498,440
Dreyfus Money Market Fund                    210,014          210,014
Goldman Sachs Financial Square Prime
  Obligation Fund                            103,908          103,908
Providian Temp Cash Money Market Fund        304,158          304,158
TOTAL SHORT TERM INSTRUMENTS
  (COST: $3,116,520)                                        3,116,520

TOTAL INVESTMENTS IN SECURITIES - 106.01%
  (COST $69,909,917)                                       52,659,703
OTHER ASSETS, LESS LIABILITIES - (6.01%)                   (2,985,423)
                                                          -----------
NET ASSETS - 100.00%                                      $49,674,280
                                                          ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      35

Schedule of Investments

iShares MSCI Germany Index Fund
August 31, 2002

Security                                     Shares             Value
---------------------------------------------------------------------

COMMON STOCKS - 94.91%
Siemens AG                                  198,744       $ 9,367,103
DaimlerChrysler AG                          211,250         9,129,929
Deutsche Bank AG                            138,294         8,569,969
E.ON AG                                     144,638         7,452,473
Allianz AG                                   45,630         5,861,602
Deutsche Telekom AG                         510,250         5,724,495
BASF AG                                     115,570         4,764,697
Muenchener Rueckversicherungs-
  Gesellschaft AG                            24,466         4,455,322
Bayer AG                                    178,828         4,249,293
SAP AG                                       52,676         4,056,210
RWE AG                                       98,410         3,614,255
Schering AG                                  48,802         2,699,736
Volkswagen AG                                59,280         2,697,453
HVB Group                                    93,236         2,009,739
ThyssenKrupp AG                              88,998         1,173,020
Deutsche Post AG                            103,948         1,132,555
Infineon Technologies AG1                    92,560         1,068,383
Linde AG                                     24,726         1,030,552
METRO AG1                                    39,104           993,226
ALTANA AG                                    20,098           985,485
adidas-Salomon AG                            11,596           827,311
TUI AG                                       36,660           818,262
Beiersdorf                                    8,476           804,626
Man AG                                       36,686           751,564
Deutsche Lufthansa AG1                       55,484           700,830
Deutsche Boerse AG                           16,978           641,025
Continental AG1                              32,734           529,675
GEHE AG                                       9,438           414,654
HeidelbergerCement AG                         8,450           371,247
Karstadt Quelle AG                           14,300           305,717
Fresenius Medical Care AG                    10,582           301,987
Buderus AG                                   13,156           283,066
Merck KGaA                                   14,040           276,752
MLP AG                                       17,030           265,379
QIAGEN NV1                                   41,054           249,617
EPCOS AG1                                    15,652           234,082
WCM Beteiligungs- und Grundbesitz-
  Aktiengesellschaft1                        56,706           176,288
AIXTRON AG                                   19,578           144,190
Douglas Holding AG                            5,902           134,570
SGL CARBON AG1                                5,408            99,017
TOTAL COMMON STOCKS
  (COST: $147,927,986)                                     89,365,356

PREFERRED STOCKS - 4.58%
Henkel KGaA                                  15,444         1,057,165
Porsche AG                                    2,184         1,049,485
Volkswagen AG                                29,354           947,089
RWE AG                                       16,432           456,042
Wella AG                                      6,864           320,414
Fresenius Medical Care AG                     8,892           184,956
ProsiebenSat.1 Media AG                      19,760           170,529
Hugo Boss AG                                 11,778           126,478
TOTAL PREFERRED STOCKS
  (COST: $4,338,705)                                        4,312,158

SHORT TERM INSTRUMENTS - 3.52%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    2,656,810         2,656,810
Dreyfus Money Market Fund                   223,326           223,326
Goldman Sachs Financial Square Prime
  Obligation Fund                           110,495           110,495
Providian Temp Cash Money Market Fund       323,438           323,438
TOTAL SHORT TERM INSTRUMENTS
  (COST: $3,314,069)                                        3,314,069

TOTAL INVESTMENTS IN
  SECURITIES - 103.01%
  (COST $155,580,760)                                      96,991,583
OTHER ASSETS, LESS LIABILITIES - (3.01%)                   (2,831,924)
                                                          -----------
NET ASSETS - 100.00%                                      $94,159,659
                                                          ===========

/1/  Non-income earning securities.

See notes to financial statements.

36                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Italy Index Fund
August 31, 2002

Security                                     Shares             Value
---------------------------------------------------------------------

COMMON STOCKS - 93.57%
ENI SpA                                     371,852       $ 5,630,471
Telecom Italia Mobile SpA                   543,582         2,526,787
Assicurazione Generali SpA                  132,834         2,524,590
Telecom Italia SpA                          302,419         2,405,229
Enel SpA                                    281,216         1,428,549
UniCredito Italiano SpA                     362,362         1,371,685
Autostrade SpA                              149,864         1,284,499
IntesaBci SpA                               507,195         1,238,519
Sanpaolo IMI SpA                            145,249         1,206,496
Riunione Adriatica di Sicurta SpA            64,324           738,054
Alleanza Assicurazioni SpA                   89,817           685,277
Mediaset SpA                                 94,185           649,330
MEDIOBANCA - Banca di Credito
  Finanziario SpA                            72,826           570,635
SEAT Pagine Gialle SpA/1/                   803,348           501,048
Fiat SpA                                     33,241           380,427
Snam Rete Gas SpA                           125,944           376,711
Italglas SpA                                 36,608           373,369
Banca Monte dei Paschi Siena SpA            131,560           371,578
Banca Nazionale del Lavoro SpA/1/           219,960           317,094
Luxottica Group SpA                          23,491           316,762
Banca Popolare di Milano S.c.a.r.l./1/       65,962           259,396
Parmalat Finanziaria SpA                     81,133           235,513
Banca di Roma SpA                           173,134           232,779
Banca Fideuram SpA                           45,721           230,914
Autogrill SpA/1/                             20,865           206,870
Mediolanum SpA                               34,125           193,431
Arnoldo Mondadori Editore SpA                28,210           168,202
ACEA SpA                                     28,444           161,787
Pirelli SpA                                 150,943           160,905
Benetton Group SpA                           12,389           143,852
Alitalia - Linee Aeree Italiane SpA/1/      427,518           139,627
Fineco SpA/1/                               271,440           138,679
Tiscali SpA/1/                               25,649           133,565
Bulgari SpA                                  20,592            96,731
Gruppo Editoriale L'Espresso SpA             25,896            88,632
Snia SpA1                                    38,350            77,475
La Rinascente SpA                            15,587            51,513
e.Biscom SpA/1/                                 975            22,135
TOTAL COMMON STOCKS
  (Cost: $35,216,650)                                      27,639,116

PREFERRED STOCKS - 6.03%
Telecom Italia SpA - RNC                    270,153         1,446,534
IntesaBci SpA                               124,072           225,104
Fiat SpA - RNC                                9,594            68,213
Fiat SpA                                      5,902            42,715
TOTAL PREFERRED STOCKS
  (Cost: $1,797,480)                                        1,782,566

SHORT TERM INSTRUMENTS - 11.94%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    2,827,007         2,827,007
Dreyfus Money Market Fund                   237,632           237,632
Goldman Sachs Financial Square Prime
  Obligation Fund                           117,574           117,574
Providian Temp Cash Money Market Fund       344,157           344,157
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $3,526,370)                                        3,526,370

TOTAL INVESTMENTS IN SECURITIES - 111.54%
  (COST $40,540,500)                                       32,948,052
OTHER ASSETS, LESS LIABILITIES - (11.54%)                  (3,409,968)
                                                          -----------
NET ASSETS - 100.00%                                      $29,538,084
                                                          ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      37

Schedule of Investments

iShares MSCI Netherlands Index Fund
August 31, 2002

Security                                   Shares               Value
---------------------------------------------------------------------

COMMON STOCKS - 98.88%
Royal Dutch Petroleum Co.                 103,792         $ 4,682,192
ING Groep NV                               94,926           2,072,225
Unilever NV                                25,064           1,480,932
Koninklijke (Royal) Philips
  Electronics NV                           54,782           1,095,963
Akzo Nobel NV                              25,038             933,554
ABN AMRO Holding NV                        56,108             914,499
Heineken NV                                21,398             870,021
Reed Elsevier NV                           68,016             862,456
Koninklijke (Royal) Ahold NV               49,634             827,965
AEGON NV                                   56,706             811,911
TPG NV                                     37,674             742,988
Koninklijke (Royal) KPN NV/1/             110,994             608,469
Wolters Kluwer NV                          29,172             521,817
VNU NV                                     19,656             481,906
IHC Caland NV                               8,970             450,831
ASML Holding NV/1/                         34,138             349,181
Koninklijke Numico NA "CVA"                14,846             292,203
Oce NV                                     23,868             224,705
Koninklijke Vendex KBB NV                  16,458             171,084
Vedior NV                                  18,122             170,965
Koninklijke Luchtvaart Maatschappij NV     13,338             150,162
Hagemeyer NV                                8,190              91,964
Burhmann NV                                 7,722              55,282
Getronics NV/1/                            26,390              25,622
TOTAL COMMON STOCKS
  (Cost: $26,872,234)                                      18,888,897

TOTAL INVESTMENTS IN SECURITIES - 98.88%
  (Cost $26,872,234)                                       18,888,897
OTHER ASSETS, LESS LIABILITIES - 1.12%                        214,518
                                                          -----------
NET ASSETS - 100.00%                                      $19,103,415
                                                          ===========

/1/  Non-income earning securities.

See notes to financial statements.

38                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Spain Index Fund
August 31, 2002

Security                                   Shares               Value
---------------------------------------------------------------------

COMMON STOCKS - 99.82%
Telefonica SA/1/                          467,964         $ 4,290,949
Banco Bilbao Vizcaya Argentaria SA        259,518           2,547,584
Banco Santander Central Hispano SA        359,590           2,401,486
Iberdrola SA                               72,338             932,864
Repsol YPF SA                              70,924             925,069
Endesa SA                                  77,448             919,013
Altadis SA                                 29,974             675,788
Industria de Desino Textil SA              33,600             655,721
Union Electrica Fenosa SA                  51,072             632,077
Gas Natural SDG SA                         31,542             571,017
NH Hoteles SA/1/                           35,574             369,799
Acerinox SA                                 9,338             349,363
Terra Networks SA/1/                       57,988             306,519
Sociedad General de Aguas de Barcelona
  SA                                       26,334             260,836
FAES FARMA SA                              22,624             257,590
Amadeus Global Travel Distribution SA      39,102             212,824
Promotora de Infomaciones SA               22,666             205,388
Telefonica Publicidad e Informacion SA     58,366             198,620
Fomento de Costrucciones y Contratas SA     9,562             196,923
Grupo Dragados SA                          13,468             192,833
ACS SA                                      7,000             190,909
Zeltia SA                                  26,208             174,514
Autopistas Concesionaria Espanola SA       15,428             172,331
Ebro Puleva SA                             16,471             167,989
Uralita SA                                 24,528             135,664
Viscofan SA                                17,500             121,335
Corporacion Mapfre SA                      18,102             111,485
Tele Pizza SA/1/                          110,292             107,082
Iberia Lineas Aereas de Espana SA          50,162              87,071
Vallehermoso SA                            10,864              85,232
Grupo Empresarial ENCE SA                   5,600              83,311
Acciona SA                                  2,002              77,944
Sol Melia SA                               14,896              73,041
Grupo Ferrovial SA                          2,800              68,648
Prosegur Compania de Seguridad SA           2,492              28,837
Metrovacesa SA                              1,470              26,857
TOTAL COMMON STOCKS
  (Cost: $25,957,265)                                      18,814,513

SHORT TERM INSTRUMENTS - 6.19%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    935,729             935,729
Dreyfus Money Market Fund                  78,655              78,655
Goldman Sachs Financial Square Prime
  Obligation Fund                          38,917              38,917
Providian Temp Cash Money Market Fund     113,915             113,915
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $1,167,216)                                        1,167,216

TOTAL INVESTMENTS IN SECURITIES - 106.01%
  (Cost $27,124,481)                                       19,981,729
OTHER ASSETS, LESS LIABILITIES - (6.01%)                   (1,131,951)
                                                          -----------
NET ASSETS - 100.00%                                      $18,849,778
                                                          ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      39

Schedule of Investments

iShares MSCI Sweden Index Fund
August 31, 2002

Security                                     Shares            Value
--------------------------------------------------------------------

COMMON STOCKS - 100.01%
Telefonaktiebolaget LM Ericsson "B"/1/    1,243,286       $  947,011
Nordea AB                                   182,512          857,405
Hennes & Mauritz AB "B"                      38,742          711,911
Svenska Handelsbanken AB "A"                 45,199          628,338
Svenska Cellulosa AB "B"                     15,400          525,779
Electrolux AB "B"                            25,443          437,719
Sandvik AB                                   16,929          393,135
Securitas AB "B"                             23,584          366,797
Skandinaviska Enskilda Banken AB "A"         38,478          356,603
Volvo AB "B"                                 17,204          284,064
ASSA Abloy AB "B"                            23,661          255,832
Swedish Match AB                             29,172          236,177
Telia AB                                     72,644          229,061
Skandia Forsakrings AB                       70,642          191,892
Skanska AB "B"                               30,800          187,018
Atlas Copco AB "A"                            8,998          185,953
Tele/2/ AB "B"/1/                             7,227          135,881
SKF AB "B"                                    5,500          130,068
Volvo AB "A"                                  8,019          126,853
Atlas Copco AB "B"                            5,863          116,793
Nobel Biocare Holding AB/1/                   1,870           90,239
Holmen AB "B"                                 3,982           85,685
Drott AB "B"                                  8,041           74,094
Gambro AB "A"                                14,256           73,046
Eniro AB                                     13,915           67,594
SKF AB "A"                                    2,552           60,623
Trelleborg AB "B"                             6,600           59,409
SSAB Svenskt Stal AB "A"                      4,400           44,293
Hoganas AB "B"                                2,200           41,364
SAS AB/1/                                     5,478           41,140
Sapa AB                                       2,145           39,759
Svenska Handelsbanken AB "B"                  2,893           39,293
Gambro AB "B"                                 7,634           39,034
Modern Times Group MTG AB "B"/1/              4,521           35,157
OM AB                                         4,774           23,292
WM-Data AB "B"                               22,913           21,236
Svenski Stal AB "B"                           1,573           14,829
TOTAL COMMON STOCKS
  (Cost: $14,380,146)                                      8,154,377

SHORT TERM INSTRUMENTS - 10.82%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      707,387          707,387
Dreyfus Money Market Fund                    59,462           59,462
Goldman Sachs Financial Square Prime
  Obligation Fund                            29,419           29,419
Providian Temp Cash Money Market Fund        86,117           86,117
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $882,385)                                           882,385

TOTAL INVESTMENTS IN SECURITIES - 110.83%
  (Cost $15,262,531)                                       9,036,762
OTHER ASSETS, LESS LIABILITIES - (10.83%)                   (882,754)
                                                          ----------
NET ASSETS - 100.00%                                      $8,154,008
                                                          ==========

/1/  Non-income earning securities.

See notes to financial statements.

40                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Switzerland Index Fund
August 31, 2002

Security                                   Shares               Value
---------------------------------------------------------------------

COMMON STOCKS - 98.85%
Novartis AG                               182,226         $ 7,394,931
Nestle SA - Registered                     20,482           4,394,751
Roche Holding AG - Genussein               34,078           2,446,794
UBS AG - Registered/1/                     38,478           1,812,749
Credit Suisse Group/1/                     66,166           1,538,743
Swiss Reinsurance Co.                      18,480           1,305,311
Holcim Ltd. "B"                             4,620             858,919
Swisscom AG - Registered                    3,212             852,923
Compagnie Financiere Richemont AG "A"      44,000             828,278
Givaudan SA - Registered                    1,958             820,672
Zurich Financial Services                   8,052             796,776
Ciba Specialty Chemicals AG - Registered   11,000             787,965
Syngenta AG - Registered                   11,946             661,898
ABB Ltd./1/                               101,376             553,929
Adecco SA - Registered                     12,452             544,313
Synthes-Stratec Inc.                          946             517,536
Serono SA                                     902             514,501
Schindler Holding AG - Participation
  Certificates                              2,640             471,460
Lonza Group AG - Registered                 7,348             469,074
Clariant AG                                20,460             420,598
Julius Baer Holding AG                      1,540             355,574
Swatch Group (The) AG "B"                   4,400             327,647
Valora Holding AG - Registered              1,606             321,050
Swatch Group (The) AG                      19,800             310,715
SGS Societe Generale de Surveillance
  Holding SA                                  946             250,258
Vontobel Holding AG - Registered           13,200             241,448
Holcim Ltd. - Registered                    6,490             238,288
Banque Cantonale Vaudoise/1/                2,508             228,539
Phonak Holding AG - Registered             15,774             210,222
Schindler Holding AG - Registered           1,100             197,908
Centerpulse AG1                             1,342             197,406
Kuoni Reisen Holding AG - Registered/1/       726             162,064
Logitech International SA/1/                3,080             100,977
Georg Fischer AG - Registered                 660              99,833
Kudelski SA - Bearer/1/                     4,180              74,508
Gebruder Sulzer AG/1/                         440              69,194
Tecan AG - Registered                       1,650              54,480
Forbo Holding AG                              176              52,775
PubliGroupe SA - Registered/1/                220              33,718
TOTAL COMMON STOCKS
  (Cost: $39,121,874)                                      31,518,725

SHORT TERM INSTRUMENTS - 3.18%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    812,310             812,310
Dreyfus Money Market Fund                  68,281              68,281
Goldman Sachs Financial Square Prime
  Obligation Fund                          33,784              33,784
Providian Temp Cash Money Market Fund      89,890              98,890
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $1,013,265)                                        1,013,265

TOTAL INVESTMENTS IN SECURITIES - 102.03%
  (Cost $40,135,139)                                       32,531,990
OTHER ASSETS, LESS LIABILITIES - (2.03%)                     (648,704)
                                                          -----------
NET ASSETS - 100.00%                                      $31,883,286
                                                          ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      41

Schedule of Investments

iShares MSCI United Kingdom Index Fund
August 31, 2002

Security                                     Shares              Value
----------------------------------------------------------------------

COMMON STOCKS - 99.20%
BP PLC                                    1,773,404       $ 13,730,226
GlaxoSmithKline PLC                         482,079          9,068,099
Vodafone Group PLC                        5,330,035          8,533,919
HSBC Holdings PLC                           728,218          8,285,300
Shell Transport & Trading Co. PLC           771,834          5,175,842
Royal Bank of Scotland Group PLC            216,670          5,171,653
Lloyds TSB Group PLC                        450,307          3,893,895
AstraZeneca PLC                             137,992          3,889,263
Barclays PLC                                530,536          3,808,028
HBOS PLC                                    289,332          3,240,403
Diageo PLC                                  256,714          3,105,418
BT Group PLC                                694,389          2,148,301
Unilever PLC                                220,618          2,010,117
Tesco PLC                                   528,327          1,728,527
British American Tobacco PLC                132,211          1,535,935
Rio Tinto PLC                                86,292          1,513,734
Aviva PLC                                   183,958          1,419,990
Prudential PLC                              162,291          1,277,847
BG Group PLC                                287,593          1,198,946
Cadbury Schweppes PLC                       164,312          1,188,912
BAE Systems PLC                             222,310          1,052,304
National Grid Group PLC                     149,648          1,045,187
Marks & Spencer Group PLC                   192,140          1,017,996
Centrica PLC                                333,747            970,603
Compass Group PLC                           184,005            935,040
BHP Billiton Ltd.                           188,371            888,753
British Sky Broadcasting Group PLC/1/        92,026            868,376
Imperial Tobacco Group PLC                   51,324            855,864
Reckitt Benckiser PLC                        45,449            840,852
Scottish Power PLC                          146,358            833,158
Reed Elsevier PLC                            90,992            812,167
Lattice Group PLC                           301,035            800,964
Legal & General Group PLC                   402,179            763,657
BAA PLC                                      86,762            744,886
Six Continents PLC                           78,819            740,087
Scottish & Southern Energy PLC               69,842            723,863
Pearson PLC                                  68,855            683,813
WPP Group PLC                                91,979            677,269
GUS PLC                                      86,057            666,942
Boots Company PLC                            73,226            620,744
Kingfisher PLC                              175,653            578,092
Smiths Group PLC                             49,914            563,649
Land Securities PLC                          44,650            551,173
Scottish & Newcastle PLC                     59,690            508,302
J Sainsbury PLC                             102,930            503,945
Reuters Group PLC                           113,975            499,837
Amersham PLC                                 53,956            474,915
Cable & Wireless PLC                        189,833            471,317
Wolseley PLC                                 51,700            471,054
Rentokil Initial PLC                        126,571            466,477
BOC Group PLC                                31,067            457,030
3i Group PLC                                 50,290            447,707
Smith & Nephew PLC                           77,362            445,775
Hanson PLC                                   65,988            403,207
Severn Trent PLC                             36,801            382,270
AMVESCAP PLC                                 55,836            377,021
Next PLC                                     28,059            365,903
United Utilities PLC                         36,378            352,274
Dixons Group PLC                            132,305            335,645
SABMiller PLC                                46,248            326,229
British Land Company PLC                     44,086            325,641
Imperial Chemical Industries PLC             81,874            322,649
Invensys PLC                                261,273            311,202
P&O Princess Cruises PLC                     46,765            303,832
Canary Wharf Group PLC/1/                    49,256            297,920
GKN PLC                                      70,171            297,693
Granada PLC                                 235,517            291,452
Bunzl PLC                                    39,809            286,967
Hilton Group PLC                             97,055            286,759
Man Group PLC                                15,510            254,082
Rexam PLC                                    36,284            251,314
Safeway PLC                                  74,166            246,669
Hays PLC                                    117,782            243,691
Brambles Industries PLC                      66,787            242,530
Peninsular & Oriental Steam Navigation
  Co.                                        68,291            239,012
Exel PLC                                     20,304            231,009
Corus Group PLC/1/                          263,670            224,331
Associated British Ports Holdings PLC        34,592            218,058
Daily Mail & General Trust                   24,440            212,850

42                                    2002 iShares Annual Report to Shareholders
iShares MSCI United Kingdom Index Fund
August 31, 2002

Security                                     Shares              Value
----------------------------------------------------------------------

ARM Holdings PLC/1/                          88,360       $    209,811
EMI Group PLC                                75,858            208,875
Rank Group PLC                               50,854            208,857
AWG PLC/1/                                   26,508            201,951
Johnson Matthey Public Ltd. Co.              14,570            200,367
Capita Group PLC                             44,368            199,035
Hammerson PLC                                24,863            197,303
Kelda Group PLC                              32,900            197,212
Rolls-Royce PLC                              87,843            191,261
RMC Group PLC                                22,842            185,329
Royal & Sun Alliance Insurance Group PLC     95,034            183,026
BPB PLC                                      37,600            180,890
Slough Estates PLC                           34,498            179,483
BBA Group PLC                                53,110            179,103
Signet Group PLC                            136,300            177,108
Sage Group PLC                               88,642            176,885
Misys PLC                                    49,444            173,623
FirstGroup PLC                               43,193            166,038
Electrocomponents PLC                        34,122            162,837
Chubb PLC                                    76,563            157,521
Whitebread PLC                               18,800            153,844
Taylor Woodrow PLC                           56,165            149,438
Pilkington PLC                              116,466            142,776
Celltech Group PLC/1/                        23,500            137,776
IMI PLC                                      33,699            135,015
Tate & Lyle PLC                              22,889            129,945
Provident Financial PLC                      14,805            129,739
Barratt Developments PLC                     19,928            129,397
Berkeley Group PLC                           11,891            124,161
Securicor PLC                                79,195            122,198
International Power PLC/1/                   55,601            112,675
AMEC PLC                                     23,359            110,570
Close Brothers Group PLC                     12,408            100,289
Logica PLC                                   38,023             99,548
Balfour Beatty PLC                           28,153             85,793
Serco Group PLC                              30,738             84,637
Schroders PLC                                10,058             82,928
Carlton Communications PLC                   36,237             82,262
De La Rue PLC                                15,510             72,937
United Business Media PLC                    15,933             70,491
Spirent PLC                                  67,774             69,455
FKI PLC                                      38,963             65,696
CMG PLC                                      50,055             59,621
British Airways PLC/1/                       23,453             55,145
MyTravel Group PLC                           23,077             49,352
Great Portland Estates PLC                   14,523             49,200
Amey PLC                                     23,500             45,223
Wimpey (George) PLC                           8,037             35,526
SSL International PLC                         6,956             33,734
Aegis Group PLC                              28,012             32,065
BTG PLC/1/                                    7,943             26,970
Stagecoach Holdings PLC                      48,457             25,484
Kidde PLC                                    18,612             19,003
Novar PLC                                     1,880              3,533
TOTAL COMMON STOCKS
  (Cost: $155,489,173)                                     119,099,304

SHORT TERM INSTRUMENTS - 0.06%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                       59,813             59,813
Dreyfus Money Market Fund                     5,028              5,028
Goldman Sachs Financial Square Prime
  Obligation Fund                             2,487              2,487
Providian Temp Cash Money Market Fund         7,282              7,282
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $74,610)                                               74,610

TOTAL INVESTMENTS IN SECURITIES - 99.26%
  (Cost $155,563,783)                                      119,173,914
OTHER ASSETS, LESS LIABILITIES - 0.74%                         893,439
                                                          ------------
NET ASSETS - 100.00%                                      $120,067,353
                                                          ============

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      43

Statements of Assets and Liabilities

iShares, Inc.
August 31, 2002



                                                             iShares MSCI
                               -------------------------------------------------------------------------
                                  Austria     Belgium          EMU       France      Germany       Italy
                               Index Fund  Index Fund   Index Fund   Index Fund   Index Fund  Index Fund
--------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost           $15,974,123 $13,074,626 $173,270,442 $ 69,909,917 $155,580,760 $40,540,500
                              ----------- ----------- ------------ ------------ ------------ -----------
Foreign currency, at cost     $    13,772 $    17,417 $     74,990 $     64,819 $    192,618 $  (126,073)
                              ----------- ----------- ------------ ------------ ------------ -----------
Investments in
  securities, at value
  (including securities
  on loan/1/) (Note 1)          $14,689,743 $10,678,311 $136,232,144 $ 52,659,703 $ 96,991,583 $32,948,052
Foreign currency, at
  value                            13,458      17,448       75,019       63,417      192,909           -
Cash                                1,751       5,368       88,877       34,390       69,730      33,535
Receivables:
  Investment securities
    sold                          409,756     270,799      625,798       39,188    1,917,434      28,599
  Dividends and interest           28,410      32,338      465,281      120,828      373,898     219,597
                              ----------- ----------- ------------ ------------ ------------ -----------
Total Assets                   15,143,118  11,004,264  137,487,119   52,917,526   99,545,554  33,229,783
                              ----------- ----------- ------------ ------------ ------------ -----------

LIABILITIES
Payables:
  Investment securities
    purchased                     380,682     262,618      526,829       64,994    1,953,475           -
  Collateral for
    securities on loan
    (Note 5)                            -     300,596    5,640,666    3,116,520    3,314,069   3,526,370
  Foreign currency
    overdraft                           -           -            -            -            -     129,282
  Advisory fees (Note 2)           17,707      10,520      125,045       51,236       98,629      29,825
  Distribution fees                 3,039       2,154       26,833       10,496       19,722       6,222
  Miscellaneous                     1,200       1,500            -            -            -           -
                              ----------- ----------- ------------ ------------ ------------ -----------
Total Liabilities                 402,628     577,388    6,319,373    3,243,246    5,385,895   3,691,699
                              ----------- ----------- ------------ ------------ ------------ -----------
NET ASSETS                    $14,740,490 $10,426,876 $131,167,746 $ 49,674,280 $ 94,159,659 $29,538,084
                              =========== =========== ============ ============ ============ ===========

NET ASSETS CONSIST OF:
  Paid-in capital             $18,928,252 $15,475,633 $173,212,914 $ 70,676,346 $175,729,378 $40,904,935
  Undistributed net
    investment income             208,682      72,170    1,482,500      567,205      838,725     733,556
  Accumulated net
    realized loss              (3,113,131) (2,726,889)  (6,508,100)  (4,324,031) (23,842,826) (4,507,571)
  Net unrealized
    depreciation on
    investments and
    translation of assets
    and liabilities in
    foreign currencies         (1,283,313) (2,394,038) (37,019,568) (17,245,240) (58,565,618) (7,592,836)
                              ----------- ----------- ------------ ------------ ------------ -----------
NET ASSETS                    $14,740,490 $10,426,876 $131,167,746 $ 49,674,280 $ 94,159,659 $29,538,084
                              =========== =========== ============ ============ ============ ===========
iShares outstanding             1,800,000   1,000,000    2,850,000    3,200,000    7,800,000   1,950,000
                              =========== =========== ============ ============ ============ ===========
Net asset value per
  iShare                      $      8.19 $     10.43 $      46.02 $      15.52 $      12.07 $     15.15
                              =========== =========== ============ ============ ============ ===========

 /1/ Securities on loan with market values of $-, $285,646, $5,222,314, $2,949,526, $3,111,214 and $3,179,013, respectively. See Note 5.

See notes to financial statements.

44                                    2002 iShares Annual Report to Shareholders
iShares, Inc.
August 31, 2002

                                                     iShares MSCI
                           ----------------------------------------------------------------
                           Netherlands       Spain      Sweden  Switzerland  United Kingdom
                            Index Fund  Index Fund  Index Fund   Index Fund      Index Fund
-------------------------------------------------------------------------------------------

ASSETS
Investments at cost        $26,872,234 $27,124,481 $15,262,531  $40,135,139    $155,563,783
                           ----------- ----------- -----------  -----------   -------------
Foreign currency, at cost  $    84,486 $    12,030 $     2,262  $    92,368   $     234,394
                           ----------- ----------- -----------  ----------    -------------
Investments in
  securities, at value
  (including securities
  on loan/1/) (Note 1)       $18,888,897 $19,981,729 $ 9,036,762  $32,531,990   $ 119,173,914
Foreign currency, at
  value                         84,054      12,021       2,258       91,899         234,976
Cash                            13,175      11,276       6,053        4,945          70,910
Receivables:
  Investment securities
    sold                        21,255     544,669           -        6,497         401,222
  Dividends and interest       119,416       9,905       1,364      301,302         854,270
                           ----------- ----------- -----------  -----------   -------------
Total Assets                19,126,797  20,559,600   9,046,437   32,936,633     120,735,292
                           ----------- ----------- -----------  -----------   -------------

LIABILITIES
Payables:
  Investment securities
    purchased                        -     517,180           -            -         441,215
  Collateral for
    securities on loan
    (Note 5)                         -   1,167,216     882,385    1,013,265          74,610
  Advisory fees (Note 2)        19,444      19,204       8,359       33,257         117,069
  Distribution fees              3,938       3,922       1,685        6,825          24,845
  Miscellaneous                      -       2,300           -            -          10,200
                           ----------- ----------- -----------  -----------   -------------
Total Liabilities               23,382   1,709,822     892,429    1,053,347         667,939
                           ----------- ----------  -----------  -----------   -------------
NET ASSETS                 $19,103,415 $18,849,778 $ 8,154,008  $31,883,286   $ 120,067,353
                           =========== =========== ===========  ===========   =============

NET ASSETS CONSIST OF:
  Paid-in capital          $31,728,922 $28,828,591 $19,426,217  $43,159,494   $ 173,491,353
  Undistributed net
    investment income          320,678     163,361     100,930       73,589       2,402,611
  Accumulated net
    realized loss           (4,962,391) (2,999,877) (5,147,366)  (3,769,233)    (19,438,726)
  Net unrealized
    depreciation on
    investments and
    translation of assets
    and liabilities in
    foreign currencies      (7,983,794) (7,142,297) (6,225,773)  (7,580,564)    (36,387,885)
                           ----------- ----------- -----------  -----------   -------------
NET ASSETS                 $19,103,415 $18,849,778 $ 8,154,008  $31,883,286   $ 120,067,353
                           =========== =========== ===========  ===========   =============
iShares outstanding          1,300,000   1,050,000     825,000    2,750,000       9,400,000
                           =========== =========== ===========  ===========   =============
Net asset value per
  iShare                   $     14.69 $     17.95 $      9.88  $     11.59   $       12.77
                           =========== =========== ===========  ===========   =============

  /1/ Securities on loan with market values of $-, $1,098,575, $732,301, $960,905 and $63,571, respectively. See Note 5.

See notes to financial statements.
                                                                              45

FINANCIAL STATEMENTS
Statements of Operations

iShares, Inc.
Year Ended August 31, 2002

                                                         iShares MSCI
                           -------------------------------------------------------------------------
                              Austria     Belgium            EMU        France       Germany        Italy
                           Index Fund  Index Fund     Index Fund    Index Fund    Index Fund   Index Fund
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/             $  303,171  $  293,563    $ 2,226,607   $   999,871   $ 1,679,160   $  872,278
  Interest                        575         740          4,049           947         1,656       10,767
  Securities lending
    income                      6,186       4,636         37,405        12,225        55,655      102,991
                           ----------  -----------  ------------  ------------  ------------  -----------
Total investment income       309,932      298,939     2,268,061     1,013,043     1,736,471      986,036
                           ----------  -----------  ------------  ------------  ------------  -----------
EXPENSES (NOTE 2)
  Advisory fees                52,808       37,985       489,430       259,112       521,451      139,606
  Administration fees           5,345        4,721        44,181        28,356        55,230       16,133
  Distribution fees            32,080       24,099       248,069       137,825       269,909       77,462
  Custodian fees and
    expenses                    4,629        1,642        18,033         9,498        14,274        6,177
  Transfer agent fees           3,491        3,464         2,468         6,266        10,359        4,384
  Directors' fees                 497          439         4,104         2,635         5,130        1,499
  Professional fees             7,302        7,132        17,774        13,521        20,783       10,213
  Insurance                       290          238         1,342         1,815         3,760          976
  Printing                        423          373         3,488         2,239         4,361        1,274
  AMEX listing fee                 33           29           270           174           338           99
  Interest expense                 85          115           699           449           874          255
  Miscellaneous expenses          806          735         3,653         1,203           424        2,196
                           ----------  -----------  ------------  ------------  ------------  -----------
Total expenses                107,789       80,972       833,511       463,093       906,893      260,274
                           ----------  -----------  ------------  ------------  ------------  -----------
Net investment income         202,143      217,967     1,434,550       549,950       829,578      725,762
                           ----------  -----------  ------------  ------------  ------------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  Net realized gain
    (loss) from:
    Investments              (378,345)    (257,483)     (828,744)     (419,360)   (7,558,325)  (1,097,696)
    In-kind redemptions       792,331            -             -             -      (907,285)           -
    Foreign currency
      transactions              8,460       12,281        45,864        18,131        45,914       16,726
                           ----------  -----------  ------------  ------------  ------------  -----------
  Net realized gain
    (loss)                    422,446     (245,202)     (782,880)     (401,229)   (8,419,696)  (1,080,970)
                           ----------  -----------  ------------  ------------  ------------  -----------
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments            (1,429,049)  (1,314,240)  (22,514,252)  (12,524,350)  (16,737,021)  (4,787,736)
    Translation of assets
      and liabilities in
      foreign currencies          866        2,749        11,279         8,872        20,331         (360)
                           ----------  -----------  ------------  ------------  ------------  -----------
  Net change in
    unrealized
    appreciation
    (depreciation)         (1,428,183)  (1,311,491)  (22,502,973)  (12,515,478)  (16,716,690)  (4,788,096)
                           ----------  -----------  ------------  ------------  ------------  -----------
Net realized and
  unrealized loss          (1,005,737)  (1,556,693)  (23,285,853)  (12,916,707)  (25,136,386)  (5,869,066)
                           ----------  -----------  ------------  ------------  ------------  -----------
NET DECREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS               $ (803,594) $(1,338,726) $(21,851,303) $(12,366,757) $(24,306,808) $(5,143,304)
                           ==========  ===========  ============  ============  ============  ===========

  1  Net of foreign withholding tax of $53,501, $51,805, $320,859, $116,466,
     $289,949 and $153,448, respectively.

See notes to financial statements.

46                                    2002 iShares Annual Report to Shareholders
iShares, Inc.
Year Ended August 31, 2002

                                                     iShares MSCI
                           ----------------------------------------------------------------
                           Netherlands       Spain      Sweden  Switzerland  United Kingdom
                            Index Fund  Index Fund  Index Fund   Index Fund      Index Fund
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/             $  499,120   $  346,974  $  173,325  $  332,880    $ 5,081,025
  Interest                      1,213        1,045         239         330         12,404
  Securities lending
    income                      2,092       11,385       8,610       4,005            469
                           ----------   ----------  ----------  ----------    -----------
Total investment income       502,425      359,404     182,174     337,215      5,093,898
                           ----------   ----------  ----------  ----------    -----------
EXPENSES (NOTE 2)
  Advisory fees                94,688       88,489      37,202     148,854        587,967
  Administration fees          11,301       13,297       5,348      16,167         61,785
  Distribution fees            54,040       53,098      25,008      80,898        300,622
  Custodian fees and
    expenses                    4,345        4,650       2,892       5,841          7,279
  Transfer agent fees           4,031        4,609       3,755       4,386          8,493
  Directors' fees               1,050        1,234         496       1,502          5,736
  Professional fees             8,908        9,434       7,282      10,222         22,505
  Federal and state
    registration fees               -            -           -           -          2,064
  Insurance                       855          771         337         936          3,245
  Printing                        892        1,049         422       1,277          4,876
  AMEX listing fee                 69           81          33          99            378
  Interest expense                179          291          85         256            978
  Miscellaneous expenses        1,217        1,406       1,168       1,381          4,162
                           ----------   ----------  ----------  ----------    -----------
Total expenses                181,575      178,409      84,028     271,819      1,010,090
                           ----------   ----------  ----------  ----------    -----------
Net investment income         320,850      180,995      98,146      65,396      4,083,808
                           ----------   ----------  ----------  ----------    -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  Net realized gain
    (loss) from:
    Investments            (1,585,707)    (760,164) (1,626,360) (1,153,111)    (7,277,814)
    In-kind redemptions             -   (1,381,700)          -           -        115,248
    Foreign currency
      transactions             19,274       (6,305)      9,059      16,057        110,778
                           ----------   ----------  ----------  ----------    -----------
  Net realized loss        (1,566,433)  (2,148,169) (1,617,301) (1,137,054)    (7,051,788)
                           ----------   ----------  ----------  ----------    -----------
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments            (3,763,847)  (2,582,025)   (956,489) (2,931,409)   (16,140,386)
    Translation of assets
      and liabilities in
      foreign currencies       (1,262)       1,810          56      29,034         (4,659)
                           ----------   ----------  ----------  ----------    -----------
  Net change in
    unrealized
    appreciation
    (depreciation)         (3,765,109)  (2,580,215)   (956,433) (2,902,375)   (16,145,045)
                           ----------   ----------  ----------  ----------    -----------
Net realized and
  unrealized loss          (5,331,542)  (4,728,384) (2,573,734) (4,039,429)   (23,196,833)
                           ----------   ----------  ----------  ----------    -----------
NET DECREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS              $(5,010,692) $(4,547,389)$(2,475,588)$(3,974,033)  $(19,113,025)
                           ==========   ==========  ==========  ==========    ===========

/1/ Net of foreign withholding tax of $88,080, $61,993, $30,587, $60,708 and
    $382,599, respectively.

See Notes to Financial Statements.

FINANCIAL STATEMENTS                                                          47

Statements of Changes in Net Assets
iShares, INC.

                                     iShares MSCI                      iShares MSCI                      iShares MSCI
                                       Austria                           Belgium                             EMU
                                      Index Fund                        Index Fund                        Index Fund
                           --------------------------------  --------------------------------  --------------------------------
                                   For the          For the          For the          For the          For the          For the
                                year ended       year ended       year ended       year ended       year ended       year ended
                           August 31, 2002  August 31, 2001  August 31, 2002  August 31, 2001  August 31, 2002  August 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income    $       202,143  $       185,591  $       217,967  $       171,751   $   1,434,550    $     644,893
  Net realized gain
    (loss)                         422,446       (1,417,564)        (245,202)      (1,848,423)       (782,880)      (5,658,041)
  Net change in
    unrealized
    appreciation
    (depreciation)              (1,428,183)       2,129,043       (1,311,491)         527,758     (22,502,973)     (12,446,864)
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
Net increase (decrease)
  in net assets resulting
  from operations                 (803,594)         897,070       (1,338,726)      (1,148,914)    (21,851,303)     (17,460,012)
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                     -                -                -           (1,658)              -          429,359
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                               -         (185,591)         (58,802)        (171,751)              -         (644,893)
  In excess of net
    investment income                    -           (4,555)               -          (54,817)              -          (19,828)
  Return of capital                      -             (258)               -                -               -         (409,529)
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
Total distributions to
  iShareholders                          -         (190,404)         (58,802)        (226,568)              -       (1,074,250)
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                   9,081,694                -        1,907,060                -      62,239,581       67,073,221
  iShares redeemed              (4,984,937)               -             (337)      (1,934,876)              -                -
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
Net increase (decrease)
  in net assets from
  iShares transactions           4,096,757                -        1,906,723       (1,934,876)     62,239,581       67,073,221
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS                     3,293,163          706,666          509,195       (3,312,016)     40,388,278       48,968,318
NET ASSETS:
Beginning of year               11,447,327       10,740,661        9,917,681       13,229,697      90,779,468       41,811,150
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
End of year                $    14,740,490  $    11,447,327  $    10,426,876  $     9,917,681   $ 131,167,746    $  90,779,468
                           ===============  ===============  ===============  ===============   =============    =============
Undistributed
  (distribution in excess
  of) net investment
  income included in net
  assets at end of year    $       208,682  $        (1,923) $        72,170  $       (99,277)  $   1,482,500    $     (17,943)
                           ===============  ===============  ===============  ===============   =============    =============
iSHARES ISSUED AND
 REDEEMED:
  iShares sold                   1,000,000                -          160,000                -       1,250,000        1,050,000
  iShares redeemed                (600,030)               -              (30)        (160,000)              -                -
                           ---------------  ---------------  ---------------  ---------------   -------------    -------------
Net increase (decrease)
  in iShares outstanding           399,970                -          159,970         (160,000)      1,250,000        1,050,000
                           ===============  ===============  ===============  ===============   =============    =============

See Notes to Financial Statements.

48                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                                       iShares MSCI                       iShares MSCI                      iShares MSCI
                                          France                            Germany                            Italy
                                        Index Fund                         Index Fund                        Index Fund
                           ----------------------------------- ---------------------------------- --------------------------------
                                    For the           For the          For the          For the           For the          For the
                                 year ended        year ended       year ended       year ended        year ended       year ended
                            August 31, 2002   August 31, 2001  August 31, 2002  August 31, 2001   August 31, 2002  August 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS

OPERATIONS:
  Net investment income       $    549,950     $    217,520     $    829,578     $  1,454,348     $      725,762   $     508,408
  Net realized loss               (401,229)        (837,382)      (8,419,696)     (13,695,531)        (1,080,970)     (2,023,718)
  Net change in
    unrealized
    appreciation
    (depreciation)             (12,515,478)     (22,986,821)     (16,716,690)     (29,186,710)        (4,788,096)     (6,548,102)
                              ------------     ------------     ------------     ------------     --------------   -------------
Net decrease in net
  assets resulting from
  operations                   (12,366,757)     (23,606,683)     (24,306,808)     (41,427,893)        (5,143,304)     (8,063,412)
                              ------------     ------------     ------------     ------------     --------------   -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                     -          (45,191)           3,178         (156,509)                 -          (1,915)
                              ------------     ------------     ------------     ------------     --------------   -------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                               -         (142,265)               -       (1,454,348)                 -        (475,208)
  In excess of net
    investment income                    -                -                -           (6,871)                 -               -
  In excess of net
    realized gain                        -              (19)               -                -                  -        (136,605)
  Return of capital                      -          (27,369)               -          (13,170)                 -            (496)
                              ------------     ------------     ------------     ------------     --------------   -------------
Total distributions to
  iShareholders                          -         (169,653)               -       (1,474,389)                 -        (612,309)
                              ------------     ------------     ------------     ------------     --------------   -------------
iSHARES TRANSACTIONS:
  iShares sold                   3,457,530        4,945,074        8,628,640       23,229,591                  -       6,479,761
  iShares redeemed                 (18,419)     (17,637,726)      (8,690,553)     (15,132,997)              (501)    (13,128,653)
                              ------------     ------------     ------------     ------------     --------------   -------------
Net increase (decrease)
  in net assets from
  iShares transactions           3,439,111      (12,692,652)         (61,913)       8,096,594               (501)     (6,648,892)
                              ------------     ------------     ------------     ------------     --------------   -------------
DECREASE IN NET ASSETS          (8,927,646)     (36,514,179)     (24,365,543)     (34,962,197)        (5,143,805)    (15,326,528)
NET ASSETS:
Beginning of year               58,601,926       95,116,105      118,525,202      153,487,399         34,681,889      50,008,417
                              ------------     ------------     ------------     ------------     --------------   -------------
End of year                   $ 49,674,280     $ 58,601,926     $ 94,159,659     $118,525,202     $   29,538,084   $  34,681,889
                              ============     ============     ============     ============     ==============   =============
Undistributed
  (distribution in excess
  of) net investment
  income included in net
  assets at end of year       $    567,205     $    (12,576)    $    838,725     $    (36,766)    $      733,556   $      (8,931)
                              ============     ============     ============     ============     ==============   =============
iSHARES ISSUED AND
 REDEEMED:
  iShares sold                     200,000          200,000          600,000        1,200,000                  -         300,000
  iShares redeemed                  (1,000)        (800,000)        (601,000)        (900,000)               (30)       (600,000)
                              ------------     ------------     ------------     ------------     --------------   -------------
Net increase (decrease)
  in iShares outstanding           199,000         (600,000)          (1,000)         300,000                (30)       (300,000)
                              ============     ============     ============     ============     ==============   =============

See notes to financial statements.

Financial Statements                                                          49
iShares, Inc.

                                       iShares MSCI                     iShares MSCI                     iShares MSCI
                                       Netherlands                         Spain                            Sweden
                                        Index Fund                       Index Fund                       Index Fund
                           --------------------------------  --------------------------------  --------------------------------
                                   For the          For the          For the          For the          For the          For the
                                year ended       year ended       year ended       year ended       year ended       year ended
                           August 31, 2002  August 31, 2001  August 31, 2002  August 31, 2001  August 31, 2002  August 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS

OPERATIONS:
  Net investment income    $       320,850  $       434,116   $     180,995    $     280,132   $        98,146   $      65,472
  Net realized loss             (1,566,433)      (2,441,931)     (2,148,169)      (1,340,642)       (1,617,301)     (4,234,433)
  Net change in
    unrealized
    appreciation
    (depreciation)              (3,765,109)      (4,686,056)     (2,580,215)      (2,121,855)         (956,433)     (6,548,770)
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
Net decrease in net
  assets resulting from
  operations                    (5,010,692)      (6,693,871)     (4,547,389)      (3,182,365)       (2,475,588)    (10,717,731)
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                     -         (115,695)              -          (77,460)                -               -
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                         (52,040)        (369,484)              -         (206,976)                -         (38,632)
  Return of capital                      -                -               -             (854)                -            (969)
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
Total distributions to
  iShareholders                    (52,040)        (369,484)              -         (207,830)                -         (39,601)
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
iSHARES TRANSACTIONS:
  iShares sold                           -        8,897,360      11,025,560        1,833,599                 -       6,947,144
  iShares redeemed                 (17,930)      (8,147,509)    (14,825,946)     (11,081,252)             (394)     (9,334,138)
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
Net increase (decrease)
  in net assets from
  iShares transactions             (17,930)         749,851      (3,800,386)      (9,247,653)             (394)     (2,386,994)
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
DECREASE IN NET ASSETS          (5,080,662)      (6,429,199)     (8,347,775)     (12,715,308)       (2,475,982)    (13,144,326)

NET ASSETS:
Beginning of year               24,184,077       30,613,276      27,197,553       39,912,861        10,629,990      23,774,316
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
End of year                $    19,103,415  $    24,184,077   $  18,849,778    $  27,197,553   $     8,154,008   $  10,629,990
                           ===============  ===============   =============    =============   ===============   =============
Undistributed
  (distribution in excess
  of) net investment
  income included in net
  assets at end of year    $       320,678  $        32,593   $     163,361    $     (11,327)  $       100,930   $      (6,275)
                           ===============  ===============   =============    =============   ===============   =============

ISHARES ISSUED AND
 REDEEMED:
  iShares sold                           -          400,000         525,000           75,000                 -         375,000
  iShares redeemed                  (1,000)        (400,000)       (750,030)        (450,000)              (30)       (525,000)
                           ---------------  ---------------   -------------    -------------   ---------------   -------------
Net decrease in iShares
  outstanding                       (1,000)               -        (225,030)        (375,000)              (30)       (150,000)
                           ===============  ===============   =============    =============   ===============   =============

See notes to financial statements.

50                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                                            iShares MSCI                     iShares MSCI
                                            Switzerland                     United Kingdom
                                             Index Fund                       Index Fund
                                --------------------------------  --------------------------------
                                        For the          For the          For the          For the
                                     year ended       year ended       year ended       year ended
                                August 31, 2002  August 31, 2001  August 31, 2002  August 31, 2001
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS

OPERATIONS:
  Net investment income         $        65,396   $     118,440    $   4,083,808    $   2,203,182
  Net realized loss                  (1,137,054)     (2,352,982)      (7,051,788)     (13,297,209)
  Net change in unrealized
    appreciation
    (depreciation)                   (2,902,375)     (3,937,865)     (16,145,045)     (12,060,808)
                                ---------------   -------------    -------------    -------------
Net decrease in net assets
  resulting from operations          (3,974,033)     (6,172,407)     (19,113,025)     (23,154,835)
                                ---------------   -------------    -------------    -------------
Undistributed net investment
  income included in the price
  of capital shares issued or
  redeemed                                    -          (9,105)          19,118         (220,113)
                                ---------------   -------------    -------------    -------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment income            (12,505)       (118,440)      (1,848,220)      (1,945,352)
  In excess of net investment
    income                                    -         (21,900)               -                -
  In excess of net realized
    gain                                      -         (94,754)               -         (229,522)
                                ---------------   -------------    -------------    -------------
Total distributions to
  iShareholders                         (12,505)       (235,094)      (1,848,220)      (2,174,874)
                                ---------------   -------------    -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                        3,498,837       3,599,542       28,061,954       37,621,726
  iShares redeemed                      (13,350)     (9,483,717)      (4,935,208)     (40,991,871)
                                ---------------   -------------    -------------    -------------
Net increase (decrease) in net
  assets from iShares
  transactions                        3,485,487      (5,884,175)      23,126,746       (3,370,145)
                                ---------------   -------------    -------------    -------------
INCREASE (DECREASE) IN NET
  ASSETS                               (501,051)    (12,300,781)       2,184,619      (28,919,967)

NET ASSETS:
Beginning of year                    32,384,337      44,685,118      117,882,734      146,802,701
                                ---------------   -------------    -------------    -------------
End of year                     $    31,883,286   $  32,384,337    $ 120,067,353    $ 117,882,734
                                ===============   =============    =============    =============
Undistributed net investment
  income included in net
  assets at end of year         $        73,589   $       4,641    $   2,402,611    $      56,245
                                ===============   =============    =============    =============

iSHARES ISSUED AND REDEEMED:
  iShares sold                          250,000         250,000        2,000,000        2,200,000
  iShares redeemed                       (1,000)       (625,000)        (401,000)      (2,400,000)
                                ---------------   -------------    -------------    -------------
Net increase (decrease) in
  iShares outstanding                   249,000        (375,000)       1,599,000         (200,000)
                                ===============   =============    =============    =============

See notes to financial statements.

Financial Statements                                                          51

Financial Highlights

iShares, Inc.
(For a share outstanding throughout each period)

                                                 iShares MSCI Austria Index Fund
                           ----------------------------------------------------------------------------
                              Year ended     Year ended      Year ended      Year ended      Year ended
                           Aug. 31, 2002  Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR        $        8.18  $        7.67     $      9.13     $     10.11   $       10.51
                           -------------  -------------     -----------     -----------   -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income/3/          0.13           0.13            0.04            0.10            0.06
  Net realized and
    unrealized gain
    (loss)                         (0.12)          0.52           (1.46)          (0.98)           0.20
                           -------------  -------------     -----------     -----------   -------------
Total from investment
  operations                        0.01           0.65           (1.42)          (0.88)           0.26
                           -------------  -------------     -----------     -----------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                -          (0.13)          (0.04)          (0.07)          (0.04)
  In excess of net
    investment income                  -          (0.01)          (0.00)/5/       (0.01)          (0.01)
  Net realized gain                    -              -               -               -           (0.61)
  In excess of net
    realized gain                      -              -               -               -           (0.00)/5/
  Return of capital                    -          (0.00)/5/           -           (0.02)          (0.00)/5/
                           -------------  -------------     -----------     -----------   -------------
Total distributions                    -          (0.14)          (0.04)           (0.10)         (0.66)
                           -------------  -------------     -----------     ------------  -------------
NET ASSET VALUE, END OF
  YEAR                     $        8.19  $        8.18     $      7.67     $      9.13   $       10.11
                           =============  =============     ===========     ===========   =============

TOTAL RETURN                        0.12%          8.41%         (15.51)%         (8.69)%          2.16%
                           =============  =============     ===========     ===========   =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                 $      14,740  $      11,447     $    10,741     $    12,776   $       8,085
  Ratio of expenses to
    average net assets              0.84%          0.84%/1/        1.16%/1/        1.31%           1.41%
  Ratio of net investment
    income to average net
    assets                          1.57%          1.69%/2/        0.51%/2/        1.04%           0.51%
  Portfolio turnover
    rate/4/                           32%            66%             34%             50%             36%

  /1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 0.97% and 1.20%, respectively.
  /2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 1.55% and 0.47%, respectively.
  /3/  Based on average shares outstanding throughout the period.
  /4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
  /5/  Rounds to less than $0.01.

See notes to financial statements.

52                                    2002 iShares Annual Report to Shareholders
iShares, Inc.
(For a share outstanding throughout each period)

                                                   iShares MSCI Belgium Index Fund
                           -------------------------------------------------------------------------------
                              Year ended      Year ended        Year ended      Year ended      Year ended
                           Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
------------------------------------------ ---------------   --------------- --------------- -------------
NET ASSET VALUE,
  BEGINNING OF YEAR        $       11.81   $       13.23     $       16.07   $       18.40   $       15.64
                           -------------   -------------     -------------   -------------   -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income/3/          0.25            0.19              0.19            0.08            0.24
  Net realized and
    unrealized gain
    (loss)                         (1.56)          (1.34)            (2.67)          (0.30)           6.09
                           -------------   -------------     -------------   -------------   -------------
Total from investment
  operations                       (1.31)          (1.15)            (2.48)          (0.22)           6.33
                           -------------   -------------     -------------   -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.07)          (0.20)            (0.17)              -           (0.27)
  In excess of net
    investment income                  -           (0.07)            (0.19)          (0.01)          (1.21)
  Net realized gain                    -               -                 -           (1.19)          (1.99)
  Return of capital                    -               -                 -           (0.91)          (0.10)
                           -------------   -------------     -------------   -------------   -------------
Total distributions                (0.07)          (0.27)            (0.36)          (2.11)          (3.57)
                           -------------   -------------     -------------   -------------   -------------
NET ASSET VALUE, END OF
  YEAR                     $       10.43   $       11.81     $       13.23   $       16.07   $       18.40
                           =============   =============     =============   =============   =============

TOTAL RETURN                      (11.10)%         (8.72)%          (15.50)%         (1.00)%         39.42%
                           =============   =============     =============   =============   =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                 $      10,427   $       9,918     $      13,230   $      13,496   $      25,765
  Ratio of expenses to
    average net assets              0.84%           0.84%/1/          1.13%           1.24%           1.04%
  Ratio of net investment
    income to average net
    assets                          2.26%           1.60%/2/          1.36%           0.45%           1.28%
  Portfolio turnover
    rate/4/                           18%             36%               53%             63%             50%

  /1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 0.87%.
  /2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 1.57%.
  /3/  Based on average shares outstanding throughout the period.
  /4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                          53
iShares, Inc.
(For a share outstanding throughout each period)

                                              iShares MSCI Emu Index Fund
                                     -----------------------------------------------
                                                                         Period from
                                                                      Jul. 25, 2000/8/
                                        Year ended       Year ended               to
                                     Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000
--------------------------------------------------------------------- --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $       56.74    $       76.02   $       80.72
                                     -------------    -------------   -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)/3/             0.75             0.72           (0.00)/5/
  Net realized and unrealized loss          (11.47)          (19.32)          (4.70)
                                     -------------    -------------   -------------
Total from investment operations            (10.72)          (18.60)          (4.70)
                                     -------------    -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          -            (0.41)              -
  In excess of net investment
    income                                       -            (0.01)              -
  Return of capital                              -            (0.26)              -
                                     -------------    -------------   -------------
Total distributions                              -            (0.68)              -
                                     -------------    -------------   -------------
NET ASSET VALUE, END OF PERIOD       $       46.02    $       56.74   $       76.02
                                     =============    =============   =============

TOTAL RETURN                                (18.89)%         (24.51)%         (5.82)%/6/
                                     =============    =============   =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)   $     131,168    $      90,779   $      41,811
  Ratio of expenses to average net
    assets/7/                                 0.84%            0.84%           0.84%/1/
  Ratio of net investment income to
    average net assets/7/                     1.44%            1.13%           0.03%/2/
  Portfolio turnover rate/4/                     3%              24%              0%/6/

  /1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.57%.
  /2/ Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.70)%.
  /3/  Based on average shares outstanding throughout the period.
  /4/ Excludes portfolio securities received or delivered as a result of processing captial share transactions in Creation Units.
  /5/  Rounds to less than $0.01.
  /6/  Not annualized.
  /7/  Annualized for periods of less than one year.
  /8/  Commencement of operations.

See notes to financial statements.

54                                    2002 iShares Annual Report to Shareholders
iShares, Inc.
(For a share outstanding throughout each period)

                                                                              iShares MSCI France Index Fund
                                                    ------------------------------------------------------------------------------
                                                       Year ended      Year ended        Year ended     Year ended      Year ended
                                                    Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000  Aug. 31, 1999   Aug. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $       19.53   $       26.41     $       22.90  $       19.13   $       14.50
                                                    -------------   -------------     -------------  -------------   -------------
Income from investment operations:
  Net investment income/1/                                   0.18            0.06              0.10           0.14            0.30
  Net realized and unrealized gain
    (loss)                                                  (4.19)          (6.89)             5.21           3.88            4.76
                                                    -------------   -------------     -------------  -------------   -------------
Total from investment operations                            (4.01)          (6.83)             5.31           4.02            5.06
                                                    -------------   -------------     -------------  -------------   -------------
Less distributions from:
  Net investment income                                         -           (0.04)            (0.09)         (0.10)          (0.19)
  In excess of net investment income                            -               -             (0.02)         (0.02)          (0.03)
  Net realized gain                                             -               -             (1.64)         (0.05)          (0.13)
  In excess of net realized gain                                -           (0.00)/3/         (0.03)             -           (0.01)
  Return of capital                                             -           (0.01)            (0.02)         (0.08)          (0.07)
                                                    -------------   -------------     -------------  -------------   -------------
Total distributions                                             -           (0.05)            (1.80)         (0.25)          (0.43)
                                                    -------------   -------------     -------------  -------------   -------------
Net asset value, end of year                        $       15.52   $       19.53     $       26.41  $       22.90   $       19.13
                                                    =============   =============     =============  =============   =============

Total return                                               (20.53)%        (25.86)%           23.45%         21.01%          34.77%
                                                    =============   =============     =============  =============   =============

Ratios/Supplemental data:
  Net assets, end of year (000s)                    $      49,674   $      58,602     $      95,116  $      77,885   $      45,922
  Ratio of expenses to average net
    assets                                                   0.84%           0.84%             0.96%          1.06%           1.18%
  Ratio of net investment income to
    average net assets                                       1.00%           0.28%             0.36%          0.67%           1.58%
  Portfolio turnover rate/2/                                    3%             14%               17%             0%              6%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          55
iShares, Inc.
(For a share outstanding throughout each period)

                                                                          iShares MSCI Germany Index Fund
                                                 -------------------------------------------------------------------------------
                                                    Year ended      Year ended        Year ended      Year ended      Year ended
                                                 Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $       15.19   $       20.46     $       21.17   $       20.25   $       16.31
                                                 -------------   -------------     -------------   -------------   -------------
Income from investment operations:
  Net investment income/1/                                0.11            0.18              0.18            0.12            0.29
  Net realized and unrealized gain
    (loss)                                               (3.23)          (5.26)             1.64            1.31            3.92
                                                 -------------   -------------     -------------   -------------   -------------
Total from investment operations                         (3.12)          (5.08)             1.82            1.43            4.21
                                                 -------------   -------------     -------------   -------------   -------------
Less distributions from:
  Net investment income                                      -           (0.19)            (0.16)          (0.10)          (0.17)
  In excess of net investment income                         -           (0.00)/3/         (0.01)          (0.01)          (0.01)
  Net realized gain                                          -               -             (2.00)          (0.31)          (0.01)
  In excess of net realized gain                             -               -             (0.32)          (0.08)          (0.00)/3/
  Return of capital                                          -           (0.00)/3/         (0.04)          (0.01)          (0.08)
                                                 -------------   -------------     -------------   -------------   -------------
Total distributions                                          -           (0.19)            (2.53)          (0.51)          (0.27)
                                                 -------------   -------------     -------------   -------------   -------------
Net asset value, end of year                     $       12.07   $       15.19     $       20.46   $       21.17   $       20.25
                                                 =============   =============     =============   =============   =============

Total return                                            (20.54)%        (24.87)%            8.44%           7.04%          25.69%
                                                 =============   =============     =============   =============   =============

Ratios/Supplemental data:
  Net assets, end of year (000s)                 $      94,160   $     118,525     $     153,487   $     101,645   $      72,934
  Ratio of expenses toaverage net
    assets                                                0.84%           0.84%             0.94%           1.00%           1.08%
  Ratio of net investment income to
    average net assets                                    0.77%           0.99%             0.73%           0.57%           1.43%
  Portfolio turnover rate/2/                                 9%             20%               56%             14%              1%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

See notes to financial statements.

56                                    2002 iShares Annual Report to Shareholders
iShares, Inc.
(For a share outstanding throughout each period)

                                                                                IShares MSCI Italy Index Fund
                                                    -------------------------------------------------------------------------------
                                                       Year ended       Year ended       Year ended      Year ended      Year ended
                                                    Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $       17.79    $       22.23    $       21.56   $       22.89   $       16.66
                                                    -------------    -------------    -------------   -------------   -------------
Income from investment operations:
  Net investment income/1/                                   0.37             0.24             0.39            0.17            0.18
  Net realized and unrealized gain
    (loss)                                                  (3.01)           (4.37)            2.51            1.05            7.94
                                                    -------------    -------------    -------------   -------------   -------------
Total from investment operations                            (2.64)           (4.13)            2.90            1.22            8.12
                                                    -------------    -------------    -------------   -------------   -------------
Less distributions from:
  Net investment income                                         -            (0.24)           (0.12)          (0.06)          (0.18)
  In excess of net investment income                            -                -                -               -           (1.02)
  Net realized gain                                             -                -            (1.69)          (2.24)          (0.69)
  In excess of net realized gain                                -            (0.07)           (0.11)              -               -
  Return of capital                                             -            (0.00)/3/        (0.31)          (0.25)              -
                                                    -------------    -------------    -------------   -------------   -------------
Total distributions                                             -            (0.31)           (2.23)          (2.55)          (1.89)
                                                    -------------    -------------    -------------   -------------   -------------
Net asset value, end of year                        $       15.15    $       17.79    $       22.23   $       21.56   $       22.89
                                                    =============    =============    =============   =============   =============

Total return                                               (14.84)%         (18.61)%          13.35%           5.14%          47.66%
                                                    =============    =============    =============   =============   =============

Ratios/Supplemental data:
  Net assets, end of year (000s)                    $      29,538    $      34,682    $      50,008   $      58,224   $      58,368
  Ratio of expenses to average net
    assets                                                   0.84%            0.84%            0.99%           1.03%           1.02%
  Ratio of net investment income to
    average net assets                                       2.34%            1.16%            1.61%           0.70%           0.76%
  Portfolio turnover rate/2/                                   10%              20%              40%              8%              8%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          57
iShares, Inc.
(For a share outstanding throughout each period)

                                                                          iShares MSCI Netherlands Index Fund
                                                 ---------------------------------------------------------------------------------
                                                    Year ended       Year ended       Year ended       Year ended       Year ended
                                                 Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999    Aug. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $       18.59    $       23.53    $       23.45    $       23.50    $       21.42
                                                 -------------    -------------    -------------    -------------    -------------
Income from investment operations:
  Net investment income/1/                                0.25             0.28             0.13             0.53             0.25
  Net realized and unrealized gain (loss)                (4.11)           (4.94)            0.18             1.60             3.53
                                                 -------------    -------------    -------------    -------------    -------------
Total from investment operations                         (3.86)           (4.66)            0.31             2.13             3.78
                                                 -------------    -------------    -------------    -------------    -------------
Less distributions from:
  Net investment income                                  (0.04)           (0.28)           (0.08)           (0.43)           (0.16)
  In excess of net investment income                         -                -                -            (0.01)               -
  Net realized gain                                          -                -            (0.11)           (1.42)           (1.47)
  In excess of net realized gain                             -                -                -            (0.24)               -
  Return of capital                                          -                -            (0.04)           (0.08)           (0.07)
                                                 -------------    -------------    -------------    -------------    -------------
Total distributions                                      (0.04)           (0.28)           (0.23)           (2.18)           (1.70)
                                                 -------------    -------------    -------------    -------------    -------------
Net asset value, end of year                     $       14.69    $       18.59    $       23.53    $       23.45    $       23.50
                                                 =============    =============    =============    =============    =============

Total return                                            (20.79)%         (19.83)%           1.28%            8.98%           17.41%
                                                 =============    =============    =============    =============    =============

Ratios/Supplemental data:
  Net assets, end of year (000s)                 $      19,103    $      24,184    $      30,613    $      31,685    $      22,349
  Ratio of expenses to average net
    assets                                                0.84%            0.84%            1.03%            1.07%            1.12%
  Ratio of net investment income to
    average net assets                                    1.48%            1.34%            0.53%            2.20%            1.00%
  Portfolio turnover rate/2/                                15%              35%              22%              32%              16%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58                                    2002 iShares Annual Report to Shareholders
iShares, Inc.
(For a share outstanding throughout each period)

                                                                            iShares MSCI Spain Index Fund
                                                  ---------------------------------------------------------------------------------
                                                     Year ended       Year ended       Year ended       Year ended       Year ended
                                                  Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999    Aug. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $       21.33    $       24.19    $       25.59    $       23.84    $       18.49
                                                  -------------    -------------    -------------    -------------    -------------
Income from investment operations:
  Net investment income/1/                                 0.17             0.19             0.15             0.09             0.16
  Net realized and unrealized gain (loss)                 (3.55)           (2.89)           (0.60)            3.14             5.94
                                                  -------------    -------------    -------------    -------------    -------------
Total from investment operations                          (3.38)           (2.70)           (0.45)            3.23             6.10
                                                  -------------    -------------    -------------    -------------    -------------
Less distributions from:
  Net investment income                                       -            (0.16)           (0.14)           (0.07)           (0.12)
  In excess of net investment income                          -                -                -            (0.02)           (0.02)
  Net realized gain                                           -                -            (0.48)           (1.35)           (0.55)
  In excess of net realized gain                              -                -            (0.32)               -                -
  Return of capital                                           -            (0.00)/3/        (0.01)           (0.04)           (0.06)
                                                  -------------    -------------    -------------    -------------    -------------
Total distributions                                           -            (0.16)           (0.95)           (1.48)           (0.75)
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, end of year                      $       17.95    $       21.33    $       24.19    $       25.59    $       23.84
                                                  =============    =============    =============    =============    =============

Total return                                             (15.85)%         (11.17)%          (1.81)%          13.39%           32.58%
                                                  =============    =============    =============    =============    =============

Ratios/Supplemental data:
  Net assets, end of year (000s)                  $      18,850    $      27,198    $      39,913    $      36,469    $      25,029
  Ratio of expenses to average net
    assets                                                 0.84%            0.84%            0.99%            1.04%            1.11%
  Ratio of net investment income to
    average net assets                                     0.85%            0.82%            0.57%            0.31%            0.61%
  Portfolio turnover rate/2/                                 14%              26%              39%              17%               9%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          59
iShares, Inc.
(For a share outstanding throughout each period)

                                                                                IShares MSCI Sweden Index Fund
                                                  ---------------------------------------------------------------------------------
                                                     Year ended       Year ended       Year ended       Year ended       Year ended
                                                  Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999    Aug. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $       12.88    $       24.38    $       22.26    $       18.39    $       18.32
                                                  -------------    -------------    -------------    -------------    -------------
Income from investment operations:
  Net investment income/1/                                 0.12             0.07             0.14             0.10             0.10
  Net realized and unrealized gain
    (loss)                                                (3.12)          (11.52)            8.38             4.52             0.95
                                                  -------------    -------------    -------------    -------------    -------------
Total from investment operations                          (3.00)          (11.45)            8.52             4.62             1.05
                                                  -------------    -------------    -------------    -------------    -------------
Less distributions from:
  Net investment income                                       -            (0.05)           (0.12)           (0.09)           (0.08)
  In excess of net investment income                          -                -            (0.02)           (0.01)           (0.01)
  Net realized gain                                           -                -            (6.09)           (0.62)           (0.86)
  In excess of net realized gain                              -                -            (0.13)           (0.01)           (0.01)
  Return of capital                                           -            (0.00)/3/        (0.04)           (0.02)           (0.02)
                                                  -------------    -------------    -------------    -------------    -------------
Total distributions                                           -            (0.05)           (6.40)           (0.75)           (0.98)
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, end of year                       $       9.88    $       12.88    $       24.38    $       22.26    $       18.39
                                                   ============    =============    =============    =============    =============

Total return                                             (23.29)%         (46.99)%          39.15%           25.09%            5.48%
                                                   ============    =============    =============    =============    =============

Ratios/Supplemental data:
  Net assets, end of year (000s)                   $      8,154    $      10,630    $      23,774    $      20,034    $      13,791
  Ratio of expenses to average net
    assets                                                 0.84%            0.84%            1.03%            1.13%            1.17%
  Ratio of net investment income to
    average net assets                                     0.98%            0.40%            0.46%            0.49%            0.48%
  Portfolio turnover
    rate/2/                                                  31%              43%              90%              33%              11%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

See notes to financial statements.

60                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

(For a share outstanding throughout each period)

                                                                        iShares MSCI Switzerland Index Fund
                                               ---------------------------------------------------------------------------------
                                                  Year ended       Year ended       Year ended       Year ended       Year ended
                                               Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999    Aug. 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $       12.95    $       15.54    $       15.39    $       15.55    $       13.79
                                               -------------    -------------    -------------    -------------    -------------
Income from investment operations:
  Net investment income (loss)/1/                       0.03             0.04             0.04             0.04            (0.00)/3/
  Net realized and unrealized gain
    (loss)                                             (1.38)           (2.54)            0.27             0.19             3.01
                                               -------------    -------------    -------------    -------------    -------------
Total from investment operations                       (1.35)           (2.50)            0.31             0.23             3.01
                                               -------------    -------------    -------------    -------------    -------------
Less distributions from:
  Net investment income                                (0.01)           (0.04)           (0.03)           (0.03)               -
  In excess of net investment income                       -            (0.01)           (0.01)           (0.04)           (0.01)
  Net realized gain                                        -                -            (0.11)           (0.17)           (1.21)
  In excess of net realized gain                           -            (0.04)               -            (0.14)               -
  Return of capital                                        -                -            (0.01)           (0.01)           (0.03)
                                               -------------    -------------    -------------    -------------    -------------
Total distributions                                    (0.01)           (0.09)           (0.16)           (0.39)           (1.25)
                                               -------------    -------------    -------------    -------------    -------------
Net asset value, end of year                   $       11.59    $       12.95    $       15.54    $       15.39    $       15.55
                                               =============    =============    =============    =============    =============

Total return                                          (10.47)%         (16.08)%           1.96%            1.47%           21.24%
                                               =============    =============    =============    =============    =============

Ratios/Supplemental data:
  Net assets, end of year (000s)               $      31,883    $      32,384    $      44,685    $      38,499    $      29,163
  Ratio of expenses to average net
    assets                                              0.84%            0.84%            1.01%            1.09%            1.15%
  Ratio of net investment income (loss)
    to average net assets                               0.20%            0.29%            0.23%            0.24%           (0.03)%
  Portfolio turnover rate/2/                              12%              34%              35%              35%              43%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

See Notes to Financial Statements.

Financial Highlights                                                          61
iShares, Inc.

(For a share outstanding throughout each period)

                                                                       iShares MSCI United Kingdom Index Fund
                                                -----------------------------------------------------------------------------
                                                   Year ended      Year ended      Year ended      Year ended      Year ended
                                                Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999   Aug. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $       15.11   $       18.35   $       20.25   $       18.48   $       16.50
                                                -------------   -------------   -------------   -------------   -------------
Income from investment operations:
  Net investment income/1/                               0.48            0.26            0.27            0.44            0.37
  Net realized and unrealized gain
    (loss)                                              (2.60)          (3.23)          (0.85)           2.40            2.12
                                                -------------   -------------   -------------   -------------   -------------
Total from investment operations                        (2.12)          (2.97)          (0.58)           2.84            2.49
                                                -------------   -------------   -------------   -------------   -------------
Less distributions from:
  Net investment income                                 (0.22)          (0.25)          (0.23)          (0.36)          (0.29)
  In excess of net investment income                        -               -           (0.02)          (0.01)          (0.04)
  Net realized gain                                         -               -           (0.84)          (0.60)          (0.11)
  In excess of net realized gain                            -           (0.02)          (0.19)          (0.02)              -
  Return of capital                                         -               -           (0.04)          (0.08)          (0.07)
                                                -------------   -------------   -------------   -------------   -------------
Total distributions                                     (0.22)          (0.27)          (1.32)          (1.07)          (0.51)
                                                -------------   -------------   -------------   -------------   -------------
Net asset value, end of year                    $       12.77   $       15.11   $       18.35   $       20.25   $       18.48
                                                =============   =============   =============   =============   =============

Total return                                           (14.19)%        (16.20)%         (3.00)%         15.33%          14.98%
                                                =============   =============   =============   =============   =============

Ratios/Supplemental data:
  Net assets, end of year (000s)                $     120,067    $    117,883    $    146,803    $    113,402   $      62,846
  Ratio of expenses to average net
    assets                                               0.84%           0.84%           0.94%           0.97%           1.03%
  Ratio of net investment income to
    average net assets                                   3.39%           1.57%           1.39%           2.16%           1.90%
  Portfolio turnover rate/2/                               14%             30%             33%             13%              3%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See Notes to Financial Statements.

62                                    2002 iShares Annual Report to Shareholders

Notes to the Financial Statements
iShares, Inc.

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of August 31, 2002, the Company offered 22 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Austria, iShares MSCI Belgium, iShares MSCI EMU, iShares MSCI France, iShares MSCI Germany, iShares MSCI Italy, iShares MSCI Netherlands, iShares MSCI Spain, iShares MSCI Sweden, iShares MSCI Switzerland and iShares MSCI United Kingdom Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in a particular market, as measured by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization of expropriation of assets; and the risk of war.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current year presentation.

SECURITY VALUATION
Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Funds. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS, INCOME RECOGNITION AND EXPENSES
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. Common expenses incurred by the Company prior to December 28, 2001 were allocated to the funds based on the ratio of average net assets of each fund to the combined net assets of all funds offered by the Company, or other appropriate method. Other expenses, directly related to a specific fund, were charged to that fund. Additional details of the current expense structure may be found in Note 2.

Notes to the Financial Statements                                             63
iShares, Inc.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

EQUALIZATION
Prior to January 1, 2002, the Funds used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

In addition, the Company intends to distribute, at least annually, amounts representing the dividend yield on the underlying portfolio securities of each Fund, net of expenses, as if the Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

At August 31, 2002, the components of distributable earnings on a tax basis were as follows:

----------------------------------------------------------------------------------------
                                       Undistributed  Undistributed  Total Distributable
iShares MSCI Index Fund              Ordinary Income  Long-Term Gain            Earnings
----------------------------------------------------------------------------------------
Austria                              $       208,682  $           -  $           208,682
Belgium                                      132,112              -              132,112
EMU                                        1,485,447              -            1,485,447
France                                       567,205              -              567,205
Germany                                      838,725              -              838,725
Italy                                        733,556              -              733,556
Netherlands                                  320,678              -              320,678
Spain                                        163,361              -              163,361
Sweden                                       100,930              -              100,930
Switzerland                                   73,589              -               73,589
United Kingdom                             2,447,179              -            2,447,179
----------------------------------------------------------------------------------------

64                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

For the year ended August 31, 2002, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of the Funds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES
Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2002.

From November 1, 2001 to August 31, 2002, certain of the Funds incurred net foreign exchange losses and net realized capital losses. As permitted by tax regulations, the following Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2003.


-----------------------------------------------------------------------
                                                               Deferred
                                                           Net Realized
                                                    Capital/Net Foreign
iShares MSCI Index Fund                                 Currency Losses
-----------------------------------------------------------------------
Austria                                             $           337,355
Belgium                                                         238,131
EMU                                                             170,624
France                                                          342,786
Germany                                                       5,200,467
Italy                                                           885,320
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                               Deferred
                                                           Net Realized
                                                    Capital/Net Foreign
iShares MSCI Index Fund                                 Currency Losses
-----------------------------------------------------------------------
Netherlands                                         $         1,497,810
Spain                                                           680,138
Sweden                                                        1,551,873
Switzerland                                                     547,493
United Kingdom                                                6,530,756
-----------------------------------------------------------------------

At August 31, 2002, certain of the Funds had tax basis net capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration date, whichever occurs first.

---------------------------------------------------------------------------------
                           Expiring  Expiring  Expiring     Expiring
iShares MSCI Index Fund     In 2007   In 2008   In 2009      In 2010        Total
---------------------------------------------------------------------------------
Austria                    $  4,273  $551,208  $336,553  $ 1,291,324  $ 2,183,358
Belgium                           -    94,675   450,543    1,677,678    2,222,896
EMU                               -         -       443    1,923,552    1,923,995
France                            -         -         -    3,807,513    3,807,513
Germany                           -         -    86,860   13,573,336   13,660,196
Italy                             -         -         -    3,335,772    3,335,772
Netherlands                       -         -    60,885    3,222,792    3,283,677
Spain                             -         -    20,276    2,081,931    2,102,207
Sweden                            -         -   126,557    3,350,244    3,476,801
Switzerland                       -         -         -    2,855,879    2,855,879
United Kingdom                    -         -         -    9,945,254    9,945,254
---------------------------------------------------------------------------------

If any of the Funds own shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", such Funds may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

Notes to the Financial Statements                                             65
iShares, Inc.

For the year ended August 31, 2002, each Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to each Fund pursuant to an Advisory Agreement between the Company and BGFA as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of each Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, BGFA is responsible for all of the expenses ("Covered Expenses") of each of the Funds, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees. Prior to December 28, 2001 and pursuant to the prior advisory agreement, the investment advisory fee earned by and paid to BGFA with respect to each Fund was reduced by the aggregate of such Fund's fees and expenses (subject to the exceptions in the prior sentence). BGFA also agreed to reimburse each Fund to the extent that the expenses of any Fund (subject to the same exceptions) exceeded the investment advisory fee as stated in the advisory fee table below.

For its investment management services to the Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Korea, and iShares MSCI Taiwan Index Funds) as follows:

    ------------------------------------------------------------------------------------------------------
    Advisory Fee                                                                      Aggregate Net Assets
    ------------------------------------------------------------------------------------------------------
    0.59%                                               First $7 billion
    0.54                                                Over $7 billion, up to and including $11 billion
    0.49                                                Over $11 billion
    ------------------------------------------------------------------------------------------------------

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the relevant MSCI indices. Under a sub-license agreement between BGI and the Funds, the fees for the use of such MSCI indices are paid directly by BGI to MSCI.

Effective May 21, 2002, Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above. Prior to May 21, 2002, PFPC Inc. acted as administration and accounting services agent of the Company, pursuant to a prior administration and accounting services agreement with the Company. For its services to the Company, PFPC Inc. was paid aggregate fees equal to each Fund's allocable portion of 0.15% per annum of the average aggregate daily net assets of the Company up to $3 billion; plus 0.10% per annum of the average aggregate daily net assets of the Company between $3 billion and $4.5 billion and 0.095% of the average aggregate daily net assets of the Company in excess of $4.5 billion. PFPC Inc. received a minimum monthly fee of 0.05% of the aggregate average daily net assets of the Company plus $131,250 for the funds. PFPC Inc. paid Morgan Stanley & Co. Inc. a fee of 0.05% of the average daily net assets

66                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

of the Company for sub-administration services. As of December 28, 2001, the fees paid to PFPC Inc. became Covered Expenses as previously defined. Prior to May 21, 2002, PFPC Inc. served as transfer agent and dividend disbursement agent for the Funds.

Prior to May 21, 2002, JPMorgan Chase Bank ("JPMorgan Chase") served as global custodian and securities lending agent to each of the Funds. For its custody services to each Fund, JPMorgan Chase was paid per annum fees based on the aggregate net assets of each Fund as follows:

    -----------------------------------------------------------------
    iShares MSCI Index Fund                             Custodian Fee
    -----------------------------------------------------------------
    Austria                                                      0.06%
    Belgium                                                      0.05
    France                                                       0.05
    Germany                                                      0.04
    Italy                                                        0.05
    -----------------------------------------------------------------

    -----------------------------------------------------------------
    iShares MSCI Index Fund                             Custodian Fee
    -----------------------------------------------------------------
    Netherlands                                                  0.04%
    Spain                                                        0.05
    Sweden                                                       0.05
    Switzerland                                                  0.05
    United Kingdom                                               0.01
    -----------------------------------------------------------------

JPMorgan Chase was paid a per annum fee for the iShares MSCI EMU Index Fund based on the aggregate net assets of the Fund's investments in each of Austria, Belgium, France, Germany, Italy, Netherlands and Spain at the fees applicable to these countries, plus fees at rates of 0.06%, 0.40%, 0.06% and 0.20% for aggregate net assets of the Fund's investments in each of Finland, Greece, Ireland and Portugal, respectively. JPMorgan Chase also received certain fees for each transaction of each Fund and was reimbursed for certain out-of-pocket expenses. As of December 28, 2001, these fees became Covered Expenses as previously defined. For its services in connection with lending portfolio securities of the Funds, JPMorgan Chase received 40% of the net investment income earned on the collateral for securities loaned from each Fund.

SEI Investments Distribution Co. (the "Distributor") serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from each Fund, not to exceed 0.25% of the average daily net assets of such Fund, for distribution-related services.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from investment of securities lending collateral are recorded as securities lending income in the accompanying Statements of Operations.

As a result of using an index approach to investing, the iShares MSCI United Kingdom Index Fund held shares of Barclays PLC, with a current market value of $3,808,028 as of August 31, 2002. Barclays PLC is an affiliate of BGFA, the Fund's investment advisor.

The Company pays each director not affiliated with BGFA an annual retainer and reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at Board of Directors meetings. As of August 31, 2002, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

Notes to the Financial Statements                                             67
iShares, Inc.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the fiscal year ended August 31, 2002, were as follows:

    ----------------------------------------------------------------
    iShares MSCI Index Fund                    Purchases       Sales
    ----------------------------------------------------------------
    Austria                                   $4,269,772  $4,050,421
    Belgium                                    1,952,068   1,781,165
    EMU                                        4,618,537   2,946,844
    France                                     2,470,864   1,913,927
    Germany                                   10,378,229   9,564,512
    Italy                                      3,669,109   3,014,235
    Netherlands                                3,486,288   3,285,770
    Spain                                      3,075,621   2,908,394
    Sweden                                     3,255,324   3,121,767
    Switzerland                                3,769,278   3,725,457
    United Kingdom                            19,619,116  17,268,329
    ----------------------------------------------------------------

In-kind transactions for the fiscal year ended August 31, 2002, were as follows:

    ----------------------------------------------------------------
                                                 In-Kind     In-Kind
    iShares MSCI Index Fund                    Purchases       Sales
    ----------------------------------------------------------------
    Austria                                   $9,007,970  $4,973,768
    Belgium                                    1,890,893           -
    EMU                                       61,881,425           -
    France                                     3,422,414           -
    Germany                                    8,592,100   8,647,475
    Spain                                     10,981,258  14,742,627
    Switzerland                                3,444,422           -
    United Kingdom                            27,900,810   4,897,265
    ----------------------------------------------------------------

68                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

At August 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

    -------------------------------------------------------------------------------------
                                                                                      Net
                                            Tax    Unrealized    Unrealized    Unrealized
    iShares MSCI Index Fund                Cost  Appreciation  Depreciation  Depreciation
    -------------------------------------------------------------------------------------
    Austria                        $ 16,566,541    $        -  $ (1,876,798) $ (1,876,798)
    Belgium                          13,400,430             -    (2,722,119)   (2,722,119)
    EMU                             177,686,870             -   (41,454,726)  (41,454,726)
    France                           70,083,649     3,714,221   (21,138,167)  (17,423,946)
    Germany                         160,562,923             -   (63,571,340)  (63,571,340)
    Italy                            40,826,979     1,863,200    (9,742,127)   (7,878,927)
    Netherlands                      27,053,138        28,964    (8,193,205)   (8,164,241)
    Spain                            27,342,013        34,932    (7,395,216)   (7,360,284)
    Sweden                           15,381,223       370,342    (6,714,803)   (6,344,461)
    Switzerland                      40,501,000     1,350,873    (9,319,883)   (7,969,010)
    United Kingdom                  158,526,499     2,566,138   (41,918,723)  (39,352,585)
    -------------------------------------------------------------------------------------

4.  iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. The number of shares authorized to each Fund are as follows:

    ---------------------------------------------------------------------
    iShares MSCI Index Fund                             Authorized Shares
    ---------------------------------------------------------------------
    Austria                                                    19,800,000
    Belgium                                                   136,200,000
    EMU                                                       500,000,000
    France                                                    340,200,000
    Germany                                                   382,200,000
    Italy                                                      63,600,000
    ---------------------------------------------------------------------

    ---------------------------------------------------------------------
    iShares MSCI Index Fund                             Authorized Shares
    ---------------------------------------------------------------------
    Netherlands                                               255,000,000
    Spain                                                     127,800,000
    Sweden                                                     63,600,000
    Switzerland                                               318,625,000
    United Kingdom                                            943,200,000
    ---------------------------------------------------------------------

The Company issues and redeems shares ("iShares") of each Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of a Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the corresponding MSCI Index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

Notes to the Financial Statements                                             69
iShares, Inc.

5.  LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, letters of credit issued by banks approved by BGFA, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value equal to at least 105% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of August 31, 2002, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market values of the securities on loan at August 31, 2002, and the cash collateral received are disclosed in the Statements of Assets and Liabilities.

6.  BORROWINGS

For the period from June 25, 2001 to March 22, 2002, the Company had a Line of Credit Agreement with The Chase Manhattan Bank for $25,000,000. Each Fund could borrow under the credit agreement solely for temporary or emergency purposes. Each Fund paid a commitment fee of 0.15% per annum based upon such Fund's pro rata share of the average daily unused amount of the aggregate commitment. Amounts borrowed under the agreement incurred interest at a rate per annum equal to the Federal Funds Rate plus 0.50% per annum.

    --------------------------------------------------------------------------------------
                                          Average Advances      Average     Number of Days
                                               Outstanding     Interest        Outstanding
    iShares MSCI Index Fund              During the Period         Rate  During the Period
    --------------------------------------------------------------------------------------
    Belgium                              $        100,000        2.3750%                 7
    Spain                                         100,000        4.1875                  6
    --------------------------------------------------------------------------------------

7.  LEGAL PROCEEDINGS

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Company, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Company's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Company, infringed their patent, which allegedly covers a mechanism for continuous pricing of exchange traded funds. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Company has been named as a party, this action is one of two involving related issues. The Company believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Company and thus raise the expense ratios of the Funds, adversely affecting performance.

70                                    2002 iShares Annual Report to Shareholders

Report of Independent Accountants

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Funds, each a portfolio of the iShares MSCI Index Fund Series (the "Funds"), at August 31, 2002, the results of each of their operations for the periods then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Funds as of August 31, 2000 and for the three years then ended, were audited by other auditors, whose report dated October 13, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
October 4, 2002

Report of Independent Accountants                                             71

Tax Information (Unaudited)

iShares, Inc.

For the year ended August 31, 2002, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

    --------------------------------------------------------------------
                                              Foreign Source     Foreign
    iShares MSCI Index Fund                    Income Earned  Taxes Paid
    --------------------------------------------------------------------
    Austria                                   $     356,672   $   53,381
    Belgium                                         345,368       51,665
    EMU                                           2,547,466      317,204
    France                                        1,116,337      116,466
    Germany                                       1,969,109      289,949
    Italy                                         1,025,726      153,448
    Netherlands                                     587,200       88,080
    Spain                                           408,967       61,993
    Sweden                                          203,912       30,587
    Switzerland                                     393,588       60,708
    United Kingdom                                5,463,624      382,557
    --------------------------------------------------------------------

72                                    2002 iShares Annual Report to Shareholders

Shareholder Meeting Results (Unaudited)

iShares, Inc.

A special meeting of the shareholders of iShares, Inc. (the "Company") was held on December 19, 2001. At the meeting, the following matters were voted upon by the shareholders. Shareholders of the iShares MSCI Singapore Index Fund did not approve Proposals 2, 3 and 4. Proposals 3 and 4 did not pass in the iShares MSCI South Korea Index Fund and the iShares MSCI Mexico Index Fund. All other proposals were approved and the results of voting are presented below.

Proposal 1 *
To elect the six nominees specified below as Directors of the Company, each of whom will serve until his respective successor is elected and qualified.

    ----------------------------------------------------------------------
                                              Votes      Votes       Votes
                                                For    Against  Abstaining
    ----------------------------------------------------------------------
    Nathan Most                          80,031,635  1,585,430     585,419
    Richard K. Lyons                     80,087,104  1,528,981     586,397
    George G.C. Parker                   80,206,531  1,411,377     584,576
    John B. Carroll                      80,213,590  1,399,965     588,928
    Garrett F. Bouton                    80,212,728  1,398,467     591,287
    W. Allen Reed                        80,227,345  1,398,033     577,105
    ----------------------------------------------------------------------

Messrs. Most, Carroll and Reed previously served as Directors of the Company and were reelected. Messrs. Lyons, Parker and Bouton were newly elected.

Proposal 2
To approve a new advisory agreement with Barclays Global Fund Advisors in order to effect a change to the fee structure.

    ----------------------------------------------------------------------
                                              Votes      Votes       Votes
    iShares MSCI Index Fund                     For    Against  Abstaining
    ----------------------------------------------------------------------
    Australia                             5,218,230     13,528       8,087
    Austria                                 787,639      6,543       1,001
    Belgium                                 460,728      5,727       2,259
    Brazil                                  626,687      1,360       6,695
    Canada                                1,605,768     24,185       5,550
    EMU                                     848,710      8,509       3,008
    France                                1,595,574      7,704       4,173
    Germany                               4,143,547    164,659      15,410
    Hong Kong                             2,927,240     53,951      45,619
    Italy                                 1,166,484     21,570         352
    Japan                                30,508,180    639,114     266,321
    Malaysia                              9,322,460    510,931      46,642
    Mexico                                1,530,313     59,645      48,721
    Netherlands                             657,984      8,001       2,143
    Singapore                             6,262,054  4,186,435      82,725
    South Korea                           1,496,477      3,741       1,027
    Spain                                   846,086      4,570       1,670
    Sweden                                  451,301      2,276       3,448
    Switzerland                           1,392,729      8,876       2,472
    Taiwan                                8,500,275     14,525       8,966
    United Kingdom                        4,052,606    127,633       9,967
    ----------------------------------------------------------------------

Shareholder Meeting Results                                                   73
iShares, Inc.

Proposal 3
To approve a change to the Company's fundamental investment policy to permit each Index Fund to invest 25% or more of its total assets in a single issuer.

    -------------------------------------------------------------------------------
                                         VOtes      Votes       Votes        Broker
    iShares MSCI Index Fund                For    Against  Abstaining  Non-Votes **
    -------------------------------------------------------------------------------
    Australia                        4,566,084    128,417       8,164       537,180
    Austria                            592,395     11,192       1,066       190,530
    Belgium                            331,114     12,409       1,727       123,464
    Brazil                             473,313      6,389       7,485       147,555
    Canada                           1,119,723     78,272       6,105       431,402
    EMU                                577,349     30,209       1,914       250,755
    France                           1,089,533     60,793       5,363       451,762
    Germany                          3,013,609    375,738      13,837       920,432
    Hong Kong                        2,074,258    164,613      15,969       771,970
    Italy                              813,326      7,666       1,715       365,699
    Japan                           21,565,829  1,542,923     227,835     8,077,028
    Malaysia                         6,780,543    640,697      42,149     2,416,645
    Mexico                             742,809    151,704      49,759       694,407
    Netherlands                        455,089     13,140       1,265       198,634
    Singapore                        2,941,417  4,267,886      71,331     3,250,579
    South Korea                        894,759     15,352         927       590,207
    Spain                              593,328     14,664       2,440       241,894
    Sweden                             317,304     11,441       2,460       125,821
    Switzerland                        968,175     21,306       4,625       409,971
    Taiwan                           6,527,685    156,952       8,941     1,830,188
    United Kingdom                   2,962,892    200,830      10,764     1,015,718
    -------------------------------------------------------------------------------

74                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

PROPOSAL 4
To approve a change to the Company's fundamental investment policy with respect to industry concentration.


    ------------------------------------------------------------------------------
                                         Votes      Votes       Votes       Broker
    iShares MSCI Index Fund                For    Against  Abstaining  Non-Votes**
    ------------------------------------------------------------------------------
    Australia                        4,565,354    129,127       8,184      537,180
    Austria                            597,765      4,457       2,431      190,530
    Belgium                            337,214      6,462       1,574      123,464
    Brazil                             474,421      5,281       7,485      147,555
    Canada                           1,130,487     66,818       6,795      431,402
    EMU                                584,673     22,872       1,927      250,755
    France                           1,090,283     57,340       8,066      451,762
    Germany                          3,031,995    352,206      18,983      920,432
    Hong Kong                        2,100,329    133,296      21,215      771,970
    Italy                              812,824      8,346       1,537      365,699
    Japan                           21,766,135  1,274,909     295,543    8,077,028
    Malaysia                         6,840,531    575,134      47,723    2,416,645
    Mexico                             751,103    142,806      50,363      694,407
    Netherlands                        455,508     12,709       1,277      198,634
    Singapore                        3,036,902  4,163,488      80,245    3,250,579
    South Korea                        896,094     13,479       1,465      590,207
    Spain                              595,518     12,274       2,640      241,894
    Sweden                             321,027      6,788       3,389      125,821
    Switzerland                        971,210     18,605       4,291      409,971
    Taiwan                           6,531,233    152,645       9,700    1,830,188
    United Kingdom                   2,965,577    195,398      13,512    1,015,718
    ------------------------------------------------------------------------------

Shareholder Meeting Results                                                   75
iShares, Inc.

Proposal 5
To approve a change of the iShares MSCI Japan Index Fund from diversified to non-diversified.

    -----------------------------------------------
         Votes      Votes       Votes        Broker
           For    Against  Abstaining  Non-Votes **
    -----------------------------------------------
    21,869,940  1,323,934     142,714     8,077,028
    -----------------------------------------------

Proposal 6
To approve a change of the iShares MSCI United Kingdom Index Fund from diversified to non-diversified.

    -----------------------------------------------
         Votes      Votes       Votes        Broker
           For    Against  Abstaining  Non-Votes **
    -----------------------------------------------
     2,971,281    190,578      12,627     1,015,718
    -----------------------------------------------

  *  Denotes Company-wide proposal and voting results.
 ** Broker Non-Votes are proxies received by the Fund from brokers or nominees, who neither has received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter.

76                                    2002 iShares Annual Report to Shareholders

Supplemental Information (Unaudited)

iShares, Inc.

The charts that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares every day the New York Stock Exchange is open. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the iShares Funds included in this report. Except for the iShares MSCI EMU Index Fund, the information shown for each Fund is for the five-year period from July 1, 1997 through June 30, 2002, the date of the most recent calendar quarter end. The information shown for the iShares MSCI EMU Index Fund is for each full calendar quarter completed after the launch date of that Fund through June 30, 2002. The specific periods covered for each Fund are disclosed in the chart for such Fund.

THE VERTICAL COLUMN OF THE CHART SHOWS THE PREMIUM OR DISCOUNT EXPRESSED AS A PERCENTAGE OF NAV. THE HORIZONTAL COLUMN INDICATES THE NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE CHART. PLEASE NOTE THAT THE INTERVALS SHOWING THE NUMBER OF TRADING DAYS MAY BE DIFFERENT FOR EACH CHART. EACH BAR IN THE CHART SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE ISHARES FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

Supplemental Information                                                      77
iShares, Inc.

                        iShares MSCI Austria Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                          25
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  3
                GT 4.50%_LT 5.00%                  0
                GT 4 00%_LT 4.50%                  1
                GT 3.50%_LT 4.00%                  4
                GT 3.00%_LT 3.50%                  2
                GT 2.50%_LT 3.00%                 12
                GT 2.00%_LT 2.50%                 20
                GT 1.50%_LT 2.00%                 43
                GT 1.00%_LT 1.50%                130
                GT 0.50%_LT 1.00%                219
                LT 0.50%_GT (0.50)%              612
                LT (0.50)%_GT (1.00)%            121
                LT (1.00)%_GT (1.50)%             29
                LT (1.50)%_GT (2.00)%             17
                LT (2.00)%_GT (2.50)%              6
                LT (2.50)%_GT (3.00)%              3
                LT (3.00)%_GT (3.50)%              3
                LT (3.50)%_GT (4.00)%              0
                LT (4.00)%_GT (4.50)%              1
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         0

                        iShares MSCI Belgium Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS

                GT 6.00%                           7
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  0
                GT4.50%_LT5.00%                    0
                GT 4 00%_LT 4.50%                  1
                GT 3.50%_LT 4.00%                  1
                GT 3.00%_LT 3.50%                  2
                GT 2.50%_LT 3.00%                  7
                GT 2.00%_LT 2.50%                 10
                GT 1.50%_LT 2.00%                 22
                GT 1.00%_LT 1.50%                 97
                GT 0.50%_LT 1.00%                260
                LT 0.50%_GT (0.50)%              579
                LT (0.50)%_GT (1.00)%            161
                LT (1.00)%_GT (1.50)%             69
                LT (1.50)%_GT (2.00)%             25
                LT (2.00)%_GT (2.50)%              8
                LT (2.50)%_GT (3.00)%              3
                LT (3.00)%_GT (3.50)%              0
                LT (3.50)%_GT (4.00)%              0
                LT (4.00)%_GT (4.50)%              1
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         1


78                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                          iShares MSCI EMU Index Fund
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS NUMBER OF DAYS
                GT 6.00%                          7
                GT 5.50%_LT 6.00%                 0
                GT 5.00%_LT 5.50%                 0
                GT 4.50%_LT 5.00%                 1
                GT 4 00%_LT 4.50%                 1
                GT 3.50%_LT 4.00%                 0
                GT 3.00%_LT 3.50%                 0
                GT 2.50%_LT 3.00%                 0
                GT 2.00%_LT 2.50%                 2
                GT 1.50%_LT 2.00%                11
                GT 1.00%_LT 1.50%                42
                GT 0.50%_LT 1.00%               135
                LT 0.50%_GT (0.50)%             208
                LT (0.50)%_GT (1.00)%            24
                LT (1.00)%_GT (1.50)%             3
                LT (1.50)%_GT (2.00)%             1
                LT (2.00)%_GT (2.50)%             0
                LT (2.50)%_GT (3.00)%             0
                LT (3.00)%_GT (3.50)%             0
                LT (3.50)%_GT (4.00)%             0
                LT (4.00)%_GT (4.50)%             0
                LT (4.50)%_GT (5.00)%             0
                LT (5.00)%_GT (5.50)%             0
                LT (5.50)%_GT (6.00)%             0
                LT (6.00)%                        1

                         iShares MSCI France Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                   PERCENT PREMIUMS/DISCOUNTS NUMBER OF DAYS
                GT 6.00%                         11
                GT 5.50%_LT 6.00%                 0
                GT 5.00%_LT 5.50%                 0
                GT 4.50%_LT 5.00%                 0
                GT 4 00%_LT 4.50%                 0
                GT 3.50%_LT 4.00%                 1
                GT 3.00%_LT 3.50%                 1
                GT 2.50%_LT 3.00%                 0
                GT 2.00%_LT 2.50%                 4
                GT 1.50%_LT 2.00%                16
                GT 1.00%_LT 1.50%                65
                GT 0.50%_LT 1.00%               180
                LT 0.50%_GT (0.50)%             846
                LT (0.50)%_GT (1.00)%            95
                LT (1.00)%_GT (1.50)%            28
                LT (1.50)%_GT (2.00)%             4
                LT (2.00)%_GT (2.50)%             1
                LT (2.50)%_GT (3.00)%             0
                LT (3.00)%_GT (3.50)%             3
                LT (3.50)%_GT (4.00)%             1
                LT (4.00)%_GT (4.50)%             0
                LT (4.50)%_GT (5.00)%             0
                LT (5.00)%_GT (5.50)%             0
                LT (5.50)%_GT (6.00)%             0
                LT (6.00)%                        1

Supplemental Information                                                      79
iShares, Inc.

                        iShares MSCI Germany Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                           1
                GT 5.50%_LT 6.00%                  2
                GT 5.00%_LT 5.50%                  0
                GT 4.50%_LT 5.00%                  0
                GT 4 00%_LT 4.50%                  0
                GT 3.50%_LT 4.00%                  0
                GT 3.00%_LT 3.50%                  1
                GT 2.50%_LT 3.00%                  6
                GT 2.00%_LT 2.50%                 11
                GT 1.50%_LT 2.00%                 42
                GT 1.00%_LT 1.50%                102
                GT 0.50%_LT 1.00%                243
                LT 0.50%_GT (0.50)%              659
                LT (0.50)%_GT (1.00)%            130
                LT (1.00)%_GT (1.50)%             34
                LT (1.50)%_GT (2.00)%             11
                LT (2.00)%_GT (2.50)%              6
                LT (2.50)%_GT (3.00)%              2
                LT (3.00)%_GT (3.50)%              3
                LT (3.50)%_GT (4.00)%              0
                LT (4.00)%_GT (4.50)%              1
                LT (4.50)%_GT (5.00)%              1
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         2

                         iShares MSCI Italy Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                           9
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  0
                GT 4.50%_LT 5.00%                  1
                GT 4 00%_LT 4.50%                  0
                GT 3.50%_LT 4.00%                  0
                GT 3.00%_LT 3.50%                  2
                GT 2.50%_LT 3.00%                  3
                GT 2.00%_LT 2.50%                  7
                GT 1.50%_LT 2.00%                 18
                GT 1.00%_LT 1.50%                 48
                GT 0.50%_LT 1.00%                191
                LT 0.50%_GT (0.50)%              825
                LT (0.50)%_GT (1.00)%            104
                LT (1.00)%_GT (1.50)%             26
                LT (1.50)%_GT (2.00)%             14
                LT (2.00)%_GT (2.50)%              6
                LT (2.50)%_GT (3.00)%              0
                LT (3.00)%_GT (3.50)%              2
                LT (3.50)%_GT (4.00)%              0
                LT (4.00)%_GT (4.50)%              0
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         0

80                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                      iShares MSCI Netherlands Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                           8
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  0
                GT 4.50%_LT 5.00%                  0
                GT 4 00%_LT 4.50%                  0
                GT 3.50%_LT 4.00%                  1
                GT 3.00%_LT 3.50%                  3
                GT 2.50%_LT 3.00%                  3
                GT 2.00%_LT 2.50%                  5
                GT 1.50%_LT 2.00%                 21
                GT 1.00%_LT 1.50%                 58
                GT 0.50%_LT 1.00%                280
                LT 0.50%_GT (0.50)%              763
                LT (0.50)%_GT (1.00)%             77
                LT (1.00)%_GT (1.50)%             28
                LT (1.50)%_GT (2.00)%              6
                LT (2.00)%_GT (2.50)%              2
                LT (2.50)%_GT (3.00)%              0
                LT (3.00)%_GT (3.50)%              0
                LT (3.50)%_GT (4.00)%              1
                LT (4.00)%_GT (4.50)%              0
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         1

                          iShares MSCI Spain Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                          26
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  0
                GT 4.50%_LT 5.00%                  0
                GT 4 00%_LT 4.50%                  1
                GT 3.50%_LT 4.00%                  1
                GT 3.00%_LT 3.50%                  2
                GT 2.50%_LT 3.00%                  4
                GT 2.00%_LT 2.50%                  4
                GT 1.50%_LT 2.00%                  8
                GT 1.00%_LT 1.50%                 51
                GT 0.50%_LT 1.00%                190
                LT 0.50%_GT (0.50)%              831
                LT (0.50)%_GT (1.00)%             99
                LT (1.00)%_GT (1.50)%             26
                LT (1.50)%_GT (2.00)%              8
                LT (2.00)%_GT (2.50)%              2
                LT (2.50)%_GT (3.00)%              2
                LT (3.00)%_GT (3.50)%              1
                LT (3.50)%_GT (4.00)%              1
                LT (4.00)%_GT (4.50)%              0
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         0

Supplemental Information                                                      81
iShares, Inc.

                         iShares MSCI Sweden Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                           1
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  0
                GT 4.50%_LT 5.00%                  1
                GT 4 00%_LT 4.50%                  1
                GT 3.50%_LT 4.00%                  2
                GT 3.00%_LT 3.50%                  2
                GT 2.50%_LT 3.00%                  1
                GT 2.00%_LT 2.50%                  7
                GT 1.50%_LT 2.00%                 17
                GT 1.00%_LT 1.50%                 73
                GT 0.50%_LT 1.00%                253
                LT 0.50%_GT (0.50)%              727
                LT (0.50)%_GT (1.00)%             95
                LT (1.00)%_GT (1.50)%             45
                LT (1.50)%_GT (2.00)%             14
                LT (2.00)%_GT (2.50)%              7
                LT (2.50)%_GT (3.00)%              3
                LT (3.00)%_GT (3.50)%              4
                LT (3.50)%_GT (4.00)%              1
                LT (4.00)%_GT (4.50)%              0
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         2

                      iShares MSCI Switzerland Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                          21
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  0
                GT 4.50%_LT 5.00%                  0
                GT 4 00%_LT 4.50%                  0
                GT 3.50%_LT 4.00%                  0
                GT 3.00%_LT 3.50%                  1
                GT 2.50%_LT 3.00%                  8
                GT 2.00%_LT 2.50%                 13
                GT 1.50%_LT 2.00%                 29
                GT 1.00%_LT 1.50%                144
                GT 0.50%_LT 1.00%                302
                LT 0.50%_GT (0.50)%              631
                LT (0.50)%_GT (1.00)%             71
                LT (1.00)%_GT (1.50)%             22
                LT (1.50)%_GT (2.00)%              9
                LT (2.00)%_GT (2.50)%              1
                LT (2.50)%_GT (3.00)%              2
                LT (3.00)%_GT (3.50)%              0
                LT (3.50)%_GT (4.00)%              1
                LT (4.00)%_GT (4.50)%              0
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              0
                LT (6.00)%                         2

82                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                     iShares MSCI United Kingdom Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                                  [BAR CHART]
                PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                GT 6.00%                          19
                GT 5.50%_LT 6.00%                  0
                GT 5.00%_LT 5.50%                  0
                GT 4.50%_LT 5.00%                  1
                GT 4 00%_LT 4.50%                  0
                GT 3.50%_LT 4.00%                  3
                GT 3.00%_LT 3.50%                  1
                GT 2.50%_LT 3.00%                  6
                GT 2.00%_LT 2.50%                 18
                GT 1.50%_LT 2.00%                 69
                GT 1.00%_LT 1.50%                197
                GT 0.50%_LT 1.00%                304
                LT 0.50%_GT (0.50)%              553
                LT (0.50)%_GT (1.00)%             52
                LT (1.00)%_GT (1.50)%             18
                LT (1.50)%_GT (2.00)%              7
                LT (2.00)%_GT (2.50)%              4
                LT (2.50)%_GT (3.00)%              0
                LT (3.00)%_GT (3.50)%              2
                LT (3.50)%_GT (4.00)%              0
                LT (4.00)%_GT (4.50)%              0
                LT (4.50)%_GT (5.00)%              0
                LT (5.00)%_GT (5.50)%              0
                LT (5.50)%_GT (6.00)%              1
                LT (6.00)%                         2

Supplemental Information                                                      83

Directors Information (Unaudited)

iShares, Inc.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and oversees 81 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 104 portfolios within the fund complex. Additional information about the Funds' Directors may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                              Interested Directors

                             Position(s),           Principal Occupation(s)
 Name, Age and Address    Length of Service           During Past 5 Years               Other Directorships Held
----------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)   Director (since     Managing Director and Chief          Chairman of the Board of Directors
Barclays Global           2001), Chairman     Executive Officer (since 1999) for   (since 1998) of BGFA; Director
Investors                 (since              Barclays Global Investors, N.A.      (since 1998) of BGI; Director of
45 Fremont Street         February 28,        ("BGI") Global Individual Investor   various Barclays subsidiaries
San Francisco, CA 94105   2002) and           Business; Global H.R. Director       (since 1997).
                          President.          (from 1996-1999) for BGI.

*Nathan Most (88)         Director (since     Consultant to BGI (1998-present),    None.
P.O. Box 193              1996), Chairman     American Stock Exchange (1996-2000)
Burlingame, CA 94011      Emeritus (since     and the Hong Kong Stock Exchange
                          February 28, 2002)  (1998 to present); Consultant to
                                              the Amsterdam Stock Exchange
                                              (1997-1998); Consultant to the
                                              Pacific Stock Exchange (1997-1998);
                                              Formerly Senior Vice President
                                              American Stock Exchange
                                              (New Product Development)
                                              (1976-1996).

_____________________

* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

84                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                             Independent Directors

                              Position(s),           Principal Occupation(s)
  Name, Age and Address    Length of Service           During Past 5 Years               Other Directorships Held
-----------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)       Director            Retired Vice President of            Trustee and member of the Executive
520 Main Street            (since 1996)        Investment Management (1984-2000)    Committee (since 1991) of The
Ridgefield, CT 06877                           of Verizon Corporation; Advisory     Common Fund Institutional Funds, a
                                               Board member of Ibbotson Associates  non-profit organization; Member of
                                               (1992-1998); former Vice Chairman    the Board of Managers of JP Morgan
                                               and Executive Committee Member       Private Equity Funds.
                                               (1994-1998) of the Committee on
                                               Investment of Employee Benefit
                                               Assets of the Financial Executive
                                               Institute.

Richard K. Lyons (41)      Director            Professor, University of             Board of Trustees: Matthews Asian
Haas School of Business,   (since 2001)        California, Berkeley: Haas School    Funds since 1995 (oversees
UC Berkeley                                    of Business (since 1993);            6 portfolios).
Berkeley, CA 94720                             Consultant for IMF World Bank,
                                               Federal Reserve Bank, and Citibank
                                               N.A. (since 2000).

George G. C. Parker (61)   Director            Dean Witter Distinguished Professor  Board of Directors: Affinity Group
Graduate School of         (since 2001)        of Finance (since 1994); Associate   (since 1998); Bailard, Biehl and
Business (Room K301)                           Dean for Academic Affairs, Director  Kaiser, Inc. (since 1985);
Stanford University                            of MBA Program, and Professor,       California Casualty Group of
521 Memorial Way                               Stanford University: Graduate        Insurance Companies (since 1978);
Stanford, CA 94305                             School of Business (1993-2001).      Continental Airlines, Inc.
                                                                                    (since 1996); Community First
                                                                                    Financial Group (since 1995);
                                                                                    Dresdner/RCM Mutual Funds (oversees
                                                                                    10 portfolios) (1994-2002); Tyon
                                                                                    Ranch Company (since 1999).

W. Allen Reed (54)         Director            President and Chief Executive        Director (since 1994) of General
General Motors Investment  (since 1996)        Officer (since 1994) of General      Motors Investment Management
Management Corp.                               Motors Investment Management         Corporation; Director (1995-1998)
767 Fifth Avenue                               Corporation.                         of Taubman Centers, Inc. (a real
New York, NY 10153                                                                  estate investment trust); Director
                                                                                    (since 1992) of FLIR Systems (an
                                                                                    imaging technology company);
                                                                                    Director (since 1994) of General
                                                                                    Motors Acceptance Corporation;
                                                                                    Director (since 1994) of GMAC
                                                                                    Insurance Holdings, Inc.; Director
                                                                                    (since 1995) of Global Emerging
                                                                                    Markets Fund; Director (since 2000)
                                                                                    of Temple Inland Industries;
                                                                                    Chairman (since 1995) of the
                                                                                    Investment Advisory Committee of
                                                                                    Howard Hughes Medical Institute.

Directors Information                                                         85
iShares, Inc.

                         OFFICERS WHO ARE NOT DIRECTORS

                                                                PRINCIPAL OCCUPATION(S)
      NAME, AGE AND ADDRESS               POSITION                DURING PAST 5 YEARS            DIRECTORSHIPS HELD BY OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
LEE T. KRANEFUSS (39)               Vice President        Chief Executive Officer of the       Board of Trustees for Barclays
Barclays Global Investors                                 Individual Investor Business of      Global Investors Funds and Master
45 Fremont Street                                         BGI; The Boston Consulting Group     Investment Portfolio (since 2001).
San Francisco, CA 94105                                   (until 1997).
MICHAEL LATHAM (36)                 Secretary, Treasurer  Director of Mutual Fund Delivery in  None.
Barclays Global Investors           and Principal         the U.S. Individual Investor
45 Fremont Street                   Financial Officer     Business of BGI (since 2000); Head
San Francisco, CA 94105                                   of Operations, BGI Europe
                                                          (1997-2000).
DONNA M. ROGERS (36)                Assistant Treasurer   Senior Director (formerly            None.
Investors Bank & Trust Co.                                Director), Mutual Fund
200 Clarendon Street                                      Administration at Investors Bank &
Boston, MA 02116                                          Trust Company ("IBT") (since 1994).
JEFFREY J. GABOURY (33)             Assistant Treasurer   Director (formerly Manager), Mutual  None.
Investors Bank & Trust Co.                                Fund Administration, Reporting and
200 Clarendon Street                                      Compliance, IBT (since 1996).
Boston, MA 02116
SUSAN C. MOSHER (47)                Assistant Secretary   Senior Director & Senior Counsel,    None.
Investors Bank & Trust Co.                                Mutual Fund Administration, IBT
200 Clarendon Street                                      (since 1995).
Boston, MA 02116
SANDRA I. MADDEN (36)               Assistant Secretary   Senior Associate Counsel, Mutual     None.
Investors Bank & Trust Co.                                Fund Administration, IBT (since
200 Clarendon Street                                      1999); Associate, Scudder Kemper
Boston, MA 02116                                          Investments, Inc. (1996-1999).
LOIS TOWERS (52)                    Assistant Vice        US Compliance Officer, BGI           None.
Barclays Global Investors           President-AML         (since 1999).
45 Fremont Street                   Compliance Officer
San Francisco, CA 94105


86                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES                                                                         87

Notes:

88                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES                                                                         89

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-ISHARES (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

BROAD MARKET

iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

LARGE CAP

iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

MID CAP

iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

SMALL CAP

iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

SECTOR & INDUSTRY

iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Chemicals Index Fund (IYD) * iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Internet Index Fund (IYV) * iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

FIXED INCOME

iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop-TM- Corporate Bond Fund (LQD)

GLOBAL SECTOR

iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

INTERNATIONAL/BROAD MARKET

iShares MSCI EAFE Index Fund (EFA)

INTERNATIONAL/REGIONAL

iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

INTERNATIONAL/DEVELOPED COUNTRY

iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF) iShares S&P/TSE 60 Index Fund (IKC) *

INTERNATIONAL/EMERGING COUNTRY

iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

GLOBAL/BROAD MARKET

iShares S&P Global 100 Index Fund (IOO)

* FUND TERMINATION AND LIQUIDATION ANTICIPATED ON DECEMBER 13, 2002.

This advertising section does not constitute part of the 2002 Annual Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BOI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.
"GS $ InvesTop-TM-," "GS $ InvesTop-TM- Index," "GS $ Investment Grade Index-TM-" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop-TM- Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

90                                    2002 iShares Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

Investors Bank & Trust Co. serves as administrator, custodian, securities lending agent and transfer agent.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(C) 2002 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

iShares(R) Industrial strength investment tools for BARCLAYS GLOBAL INVESTORS

                    1-800-iShares (474-2737) www.i Shares.com
                                                                        iShares*





                       2002 ANNUAL REPORT TO SHAREHOLDERS
                                 AUGUST 31, 2002




                                    [PICTURE]


                               INDUSTRIAL STRENGTH
                                INVESTMENT TOOLS

iShares MSCI Australia Index Fund       iShares MSCI Mexico Index Fund
iShares MSCI Brazil Index Fund          iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Canada Index Fund          iShares MSCI Singapore Index Fund
iShares MSCI Hong Kong Index Fund       iShares MSCI South Korea Index Fund
iShares MSCI Malaysia Index Fund        iShares MSCI Taiwan Index Fund

Table of Contents

Shareholder Letter......................................................    1
Introduction............................................................    3
Managers' Discussion & Analysis.........................................    6
Schedules of Investments................................................   28
  iShares MSCI Australia Index Fund.....................................   28
  iShares MSCI Brazil Index Fund........................................   30
  iShares MSCI Canada Index Fund........................................   31
  iShares MSCI Hong Kong Index Fund.....................................   33
  iShares MSCI Malaysia Index Fund......................................   34
  iShares MSCI Mexico Index Fund........................................   35
  iShares MSCI Pacific ex-Japan Index Fund..............................   36
  iShares MSCI Singapore Index Fund.....................................   39
  iShares MSCI South Korea Index Fund...................................   40
  iShares MSCI Taiwan Index Fund........................................   41
Financial Statements....................................................   43
Financial Highlights....................................................   51
Notes to the Financial Statements.......................................   61
Report of Independent Accountants.......................................   70
Tax Information (Unaudited).............................................   71
Shareholder Meeting Results (Unaudited).................................   72
Supplemental Information (Unaudited)....................................   75
Directors Information (Unaudited).......................................   81
iShares Family of Funds.................................................   86

To Our Shareholders

While the second half of 2001 was a difficult period for us all, the first half of 2002 has also been a time of tumultuous market events. As a whole, the past year has seen scores of layoffs, company closings, and corporate accounting scandals in the wake of the emotional shock of September 11.

The past year has been truly remarkable for iShares considering the market environment. By the close of our second fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,/1/ and plans for dozens of new ones were quietly put on hold.

However, iShares has followed a very different course. Instead of shrinking in size, iShares' assets under management grew to almost $28 billion as of August 31, 2002. In fact, the iShares family of funds became the nation's third fastest growing family of equity funds/2/ during the period June 2001 through June 2002, surpassing some of the most established and best-known mutual fund groups.

In July, iShares celebrated another milestone: the launch of the first-ever fixed income exchange traded funds. These four fixed income iShares funds -- three bond funds based on Lehman U.S. Treasury indices, and one based on a Goldman Sachs-Registered Trademark- corporate bond index -- were greeted with an enthusiastic reception from the investment community. These new funds attracted $3 billion in assets in their first week of trading. That is an impressive beginning considering that total inflows for all U.S. bond mutual funds combined was $50 billion for the first six months of 2002./3/

With a total of 81 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange traded funds (ETFs). Total assets under management for all iShares funds have grown tenfold since they were first launched in May 2000. We believe this is a result of investors and their advisors recognizing that iShares are not merely an investment choice, but an important investment tool.

At BGI we consider the iShares family of funds "industrial strength" for four simple reasons. We think you should keep these reasons in mind when you and your advisor meet to discuss your investment objectives, and then evaluate, and perhaps rebalance your portfolio.

First, iShares strive to obtain a fundamental goal of institutional investing: taking less of a bite out of a fund's returns. iShares seek to achieve this by minimizing capital gains distributions and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes./4/ iShares, on the other hand, are managed in a way that keeps capital gains distributions to a minimum. For example, during the calendar year 2001 none of the domestic iShares funds distributed any capital gains./5/ Additionally, the fees charged by the iShares Funds are typically about half of other actively managed mutual funds./6/

Second, iShares embody a key tactic of institutional investors: UNCOMPLICATED DIVERSIFICATION. The benefits of diversification, as compared to picking individual stocks are well documented. Although it's possible to diversify a portfolio by hand-selecting a wide variety of securities, to do it effectively is complicated and time-consuming. This is a reason why $1.56 trillion in institutional assets/7/ are invested in index funds.


---------------------
/1/John Hechinger, Hey, Where Did My Mutual Fund Go?, THE WALL STREET JOURNAL, April 17, 2002.
/2/Financial Research Corporation (FRC) database, BGI analysis.
/3/Financial Research Corporation (FRC) database, BGI analysis.
/4/Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, The Wall Street Journal, August 1999.
/5/Past performance is no guarantee of future results. There can be no assurance that iShares will not generate capital gains distributions in the future. /6/Source: Morningstar Principia, BGI analysis 6/01.
/7/Source: Pensions & Investments, 5/27/02.

Shareholder Letter                                                             1

Third, iShares embody a key strategy of institutional investors: MODULAR ASSET ALLOCATION. Each iShare fund focuses on a very specific slice of the equity and fixed income markets. With so many different iShares to choose from, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason iShares are "industrial strength" is that they are advised by Barclays Global Investors, one of the world's largest institutional asset managers./8/ BGI manages money for over two thousand institutional clients around the world. Also, BGI has a longer index-based investing track record than any other fund manager. In fact, over thirty years ago it was BGI that created the world's first index strategy.

Throughout the coming year we will be working closely with the financial advisor community to introduce innovative strategies and structures that we have developed for their clients' portfolios. And we continue to enhance and improve the tools, data and resources on our Web site. If you haven't visited www.iShares.com in a while, we invite you to do so and learn more about iShares. In fact, Forbes Magazine named iShares.com "Best of the Web" among all ETF sites./9/

We think you'll agree everything about iShares really is industrial strength. On behalf of the iShares family of funds and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.

   /s/ Garrett F. Bouton                        /s/ Lee T. Kranefuss
   Garrett F. Bouton                            Lee T. Kranefuss
   President and Chairman of the Board          Vice President of iShares, Inc.
   of Directors of iShares, Inc.

Garrett F. Bouton and Lee T. Kranefuss are associates of BGIS. iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI. FOR COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, REQUEST A PROSPECTUS BY CALLING 1-800-iSHARES (1-800-474-2737). READ IT CAREFULLY BEFORE YOU INVEST.

THERE ARE RISKS INVOLVED WITH INVESTING, INCLUDING POSSIBLE LOSS OF PRINCIPAL. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual funds and iShares are obliged to distribute portfolio gains to shareholders by year-end. These gains may be generated due to index rebalancing or to meet diversification requirements. Your own iShares trading, too, will generate tax consequences and transaction expenses. Certain traditional mutual funds can be tax efficient as well. Diversification may not protect against market risk. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)," "GS $ InvesTop(TM) Index," "GS $ Investment Grade Index(TM)" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.


---------------------
/8/Source: Pensions & Investments, 5/27/02.
/9/Forbes, Winter 2001.

2                                     2002 iShares Annual Report to Shareholders

Introduction

In this section, the Investment Advisor discusses the performance of the iShares MSCI Index Funds (each, a "Fund," and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

PORTFOLIO SAMPLING: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

FUND EXPENSES: The MSCI Indices are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

CONSTRAINTS ON PORTFOLIO MANAGEMENT: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics made up 30.24% of the MSCI South Korea Index as of August 31, 2002. Because of the "Single Issuer Rule," however, the iShares MSCI South Korea Fund could not hold more than 25% of its assets in Samsung Electronics.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 79.37% as of August 31, 2002; so the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight in other stocks.

REVENUE DIFFERENTIAL: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential," or differences between a Funds and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a 12-month period. Separately, the Funds might have different dividend rates versus the Indices due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

EFFECT OF UNINVESTED ASSETS: Fifth, uninvested assets held by a Fund affects performance relative to its underlying benchmark index. In contrast, the MSCI Indices are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the

Introduction                                                                   3
principal "unequitized" assets of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. This could cause the effect of uninvested assets to worsen a loss for the period.

SECURITIES LENDING: Finally, security lending is when a Fund loans a security in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Securities lending income is the income earned on lending the security, which is split between the fund and the securities lending agent.

4                                     2002 iShares Annual Report to Shareholders

                      THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iShares MSCI Australia Index Fund
Performance as of 8/31/02

                                  Average Annual Total Returns
------------------------------------------------------------------------------------------------
       Year Ended 8/31/02           Five Years Ended 8/31/02          Inception to 8/31/02
--------------------------------  -----------------------------  -------------------------------
NAV           MARKET     INDEX      NAV      MARKET     INDEX       NAV      MARKET      INDEX
   1.74%       0.86%     1.57%     0.04%      0.07%     0.74%      1.57%      1.56%      2.02%

                                    Cumulative Total Returns
------------------------------------------------------------------------------------------------
       Year Ended 8/31/02           Five Years Ended 8/31/02          Inception to 8/31/02
--------------------------------  -----------------------------  -------------------------------
NAV           MARKET     INDEX      NAV      MARKET     INDEX       NAV      MARKET      INDEX
   1.74%       0.86%     1.57%     0.21%      0.33%     3.74%     10.59%     10.53%     13.85%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                 TOP 10 FUND SECTORS (% of Portfolio)

                             [BAR CHART]

                Banks                        32.89%
                Materials                    18.88%
                Real Estate                   7.58%
                Media                         7.23%
                Insurance                     5.40%
                Food Beverage & Tobacco       4.55%
                Food & Drug Retailing         4.28%
                Diversified Financials        2.83%
                Capital Goods                 2.79%
                Energy                        2.79%

PERFORMANCE REVIEW
The total return of the iShares MSCI Australia Index Fund (the "Australia Fund") was 1.74% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Australia Index over the same period was 1.57%.

SIGNIFICANT PERFORMANCE FACTORS
The Australia Fund outperformed its benchmark by 0.17 percentage points over the reporting period. This was due to the positive impact of revenue differential and uninvested assets, which contributed 0.96 and 0.08 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses and security sampling, which subtracted 0.83 and 0.04 percentage points, respectively, from the Fund's return.

6                                     2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS
Australia's equity market overcame an early decline and rallied through much of the reporting period, only to retrace its gains over the summer of 2002.

The market began the period with a sharp decline, reflecting investors' concerns about the global economy in the wake of September 11. The events of that day intensified speculation that the U.S. economy in particular, one of Australia's largest export markets, was headed for a deep recession. Over the following months, market sentiment became more optimistic as the U.S. economy showed signs of health. Its resilience helped to boost the profits and shares of numerous Australian exporters and commodity producers such as the mining concern BHP Billiton (7.40% of the Fund as of August 31, 2002). Exporters also profited from the Australian dollar's weakness versus the U.S. dollar in late 2001.

Australia's own economy showed strength over much of the reporting period, driven by robust consumer demand. This trend bolstered the shares of retailers such as Woolworths (2.76% of the Fund as of August 31, 2002). In addition, many of Australia's banking stocks benefited from the robust domestic housing and construction market, a consequence of record low interest rates.

The Australian central bank decided to rein in some of this exuberance in early 2002 by raising interest rates twice. This drove the Australian dollar up at a time when the U.S. economy was appearing to falter, putting a double dose of pressure on Australian exporters. Higher interest rates also drove the shares of many Australian financial services companies lower even as they were grappling with significant losses in their overseas investments. A decline in domestic consumer confidence added to the uncertainty and sent the Australian market lower as the reporting period ended.

                       iShares MSCI Australia Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                   iShares MSCI
                      Australia
                     Index Fund        MSCI Australia Index*
           Mar-96       $10,000                      $10,000
           Aug-96       $10,388                      $10,368
                        $11,048                      $11,039
           Aug-97       $11,035                      $10,974
                        $10,799                      $10,864
           Aug-98        $8,485                       $8,711
                        $10,606                      $10,978
           Aug-99       $11,208                      $11,455
                        $11,372                      $11,762
           Aug-00       $11,415                      $11,885
                        $10,773                      $11,172
           Aug-01       $10,870                      $11,209
                        $11,272                      $11,623
           Aug-02       $11,059                      $11,385

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 29, 2001. The index performance shown in the graph reflects the former index up to June 29, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis

iShares MSCI Brazil Index Fund
Performance as of 8/31/02

                   Average Annual Total Returns                        Cumulative Total Returns
------------------------------------------------------------------  -------------------------------
       Year Ended 8/31/02               Inception to 8/31/02             Inception to 8/31/02
---------------------------------  -------------------------------  -------------------------------
NAV           MARKET      INDEX       NAV      MARKET      INDEX       NAV      MARKET      INDEX
   (25.89)%   (26.82)%   (23.62)%   (31.65)%   (32.33)%   (29.25)%   (55.79)%   (56.73)%   (52.31)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (07/10/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI Brazil Index Fund, the NAV of which is determined AFTER the close of the regular trading day on the American Stock Exchange (the "Amex"), the "Market Price" return uses the mid-point of the bid/ask spread as of the CLOSE of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (07/14/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

              TOP 10 FUND SECTORS (% of Portfolio)

                                  [BAR CHART]

              Energy                             24.35%
              Materials                          20.72%
              Telecommunication Services         15.84%
              Banks                              12.96%
              Food Beverage & Tobacco            10.66%
              Utilities                           9.51%
              Capital Goods                       3.80%
              Food & Drug Retailing               1.55%
              Consumer Durables & Apparel         0.52%
              Media                               0.09%

PERFORMANCE REVIEW
The total return of the iShares MSCI Brazil Index Fund (the "Brazil Fund") was -25.89% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Brazil Index over the same period was -23.62%.

SIGNIFICANT PERFORMANCE FACTORS
The Brazil Fund underperformed its benchmark by 2.27 percentage points over the reporting period. This was due to the impact of security sampling, expenses, uninvested assets and revenue differential, which subtracted 1.21, 0.93, 0.09 and 0.04 percentage points, respectively, from the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the 5/50 Rule, for example, the Brazil Fund was obligated to underweight such stocks as Petroleo Brasileiro ("Petrobras") and Banco Itau while overweighting other Brazilian stocks. (As of August 31, 2002, preferred shares of Petrobras had a weighting of 14.68% in the Fund versus their Index weighting of 15.06%; Petrobras's common shares made up another 8.83% of the Fund versus their Index weighting of 9.54%. As of the same date Banco Itau had a weighting of 5.02% in the Fund versus an Index weighting of 6.36%.) Over the reporting period, the stocks that the Fund underweighted generally performed better than those it overweighted. As a result, security sampling had a negative impact on the Fund's performance relative to the Index.

8                                     2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS
The Brazilian equity market faced three key challenges during the reporting period: tough economic conditions in several of Brazil's key export markets, a financial crisis in Argentina and the possibility of a similar meltdown at home.

The first factor, weak global demand, translated into generally poor results for Brazilian exporters such as Petrobras. (As of August 31, 2002, preferred shares of Petrobras had a weighting of 14.68% in the Fund, while the company's common stock made up an additional 8.83%.) Investors' concerns about the impact of slowing global growth were intensified by the events of September 11.

Optimism returned to the Brazilian market fairly quickly, however, leading to a rally over the fourth quarter of 2001. Banking stocks such as Banco Itau and Banco Bradesco (respectively 5.02% and 4.94% of the Fund as of August 31, 2002) led the market during this period.

The rally then came to a halt around the start of the New Year, as many investors became more pessimistic about the global economy. They also began to sell off Brazilian shares as an economic crisis developed in Argentina. The devaluation of the Argentine peso in January 2002 sparked concerns about Brazil's currency, the real. It also had repercussions for Brazilian companies with significant interests in Argentina.

While the Brazilian equity market recovered some ground in February, it fell back again during the spring and summer as the country started to face its own economic woes. The crisis began as Brazil's government debt reached what, to many investors, seemed a worrisome level. Among other things, this led U.S credit-rating agencies to downgrade Brazilian sovereign debt to junk-bond level from investment-grade status.

During the spring and early summer, many investors also became concerned that a left-wing candidate would win Brazil's presidential election in October 2002 and derail the country's free-market reforms. The worries led to an exodus of capital from the Brazilian equity market and a steep depreciation of Brazil's currency versus the U.S. dollar. The International Monetary Fund eventually stepped in with a $30 billion bailout package for Brazil, but even this move had not ended the rout in the country's equity market by the time the reporting period ended.

                         iShares MSCI Brazil Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                          iShares MSCI
                                Brazil
                            Index Fund  MSCI Brazil Index*
                  Jul-00       $10,000             $10,000
                  Aug-00        $9,703              $9,697
                                $7,278              $7,432
                  Feb-01        $8,359              $8,619
                                $7,381              $7,617
                  Aug-01        $5,965              $6,245
                                $5,853              $6,096
                  Feb-02        $7,014              $7,363
                                $6,338              $6,701
                  Aug-02        $4,421              $4,769

* On December 31, 2000, the Index changed its method of reinvestment from gross dividends to net dividends. On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 29, 2001. The index performance shown in the graph reflects the former index up to June 29, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

iShares MSCI Canada Index Fund
Performance as of 8/31/02

                               Average Annual Total Returns
-------------------------------------------------------------------------------------------
       Year Ended 8/31/02           Five Years Ended 8/31/02       Inception to 8/31/02
---------------------------------  --------------------------  ----------------------------
     NAV       MARKET     INDEX      NAV     MARKET    INDEX     NAV      MARKET    INDEX
   (11.23)%   (10.94)%   (10.63)%   1.11%     1.29%    1.54%     5.57%     5.76%     6.27%

                                Cumulative Total Returns
-------------------------------------------------------------------------------------------
      Year Ended 8/31/02            Five Years Ended 8/31/02      Inception to 8/31/02
---------------------------------  --------------------------  ----------------------------
     NAV      MARKET     INDEX      NAV      MARKET    INDEX     NAV      MARKET    INDEX
   (11.23)%   (10.94)%   (10.63)%   5.65%     6.63%    7.95%    42.05%    43.79%    48.24%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                TOP 10 FUND SECTORS (% of Portfolio)

                            [BAR CHART]

                Banks                              22.17%
                Energy                             17.79%
                Materials                          14.37%
                Insurance                           9.16%
                Utilities                           4.73%
                Diversified Financials              4.35%
                Transportation                      4.29%
                Media                               4.04%
                Technology Hardware & Equipment     3.92%
                Food & Drug Retailing               2.80%

PERFORMANCE REVIEW
The total return of the iShares MSCI Canada Index Fund (the "Canada Fund") was -11.23% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Canada Index over the same period was -10.63%.

SIGNIFICANT PERFORMANCE FACTORS
The Canada Fund underperformed its benchmark by 0.60 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.83 and 0.10 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of revenue differential, uninvested assets and security lending, which contributed 0.24,
0.08 and 0.01 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS
Canada's relatively strong domestic economy could not insulate its equity market from the global downturn over the reporting period.

10                                    2002 iShares Annual Report to Shareholders

As business activity slowed appreciably in the United States and other economies, numerous Canadian companies -- especially commodity producers -- grappled with sluggish demand and depressed prices for their products. Energy company EnCana and aluminum maker Alcan (respectively 4.75% and 2.92% of the Fund as of August 31, 2002) were just two of the companies hurt by this trend. Their earnings, and share prices, declined in concert with demand for oil, natural gas and aluminum in late 2001 and 2002.

In addition, Canadian banks faced potential losses from a number of different sources over the reporting period. In some cases, the cause was the general economic downturn; in others, more specific factors were to blame. In early 2002, for example, Bank of Nova Scotia (5.18% of the Fund as of August 31, 2002) was forced to write-down its exposure to the troubled Argentine economy, effectively wiping out the bank's first-quarter profits. Later in the reporting period, several Canadian banks and insurers faced additional losses arising from loans to bankrupt companies and to the struggling telecommunications sector in general. These real and even rumored loan losses led to significant declines in many Canadian banking stocks over the reporting period.

Nonetheless, quite a few Canadian banks reported good results from their domestic operations -- a trend that helped to buoy other Canadian companies and their shares as well. Although the country's exporters were significantly affected by the global downturn, domestically oriented firms benefited from robust consumer demand in Canada during much of the reporting period. Demand was so strong, in fact, that the Bank of Canada opted to raise interest rates several times over the spring and summer of 2002. The moves took some of the sheen off the country's equity market. Higher interest rates also bolstered the Canadian dollar versus its U.S. counterpart, making Canadian exports potentially less competitive in the U.S. market.

The Canadian stock market was driven down further in July 2002. That month, Standard & Poor's removed several of the country's largest stocks, including Alcan and Barrick Gold (2.97% of the Fund as of August 31, 2002), from the S&P 500 Index. S&P said the move was intended merely to eliminate the overlap between its U.S. and foreign indices. Even though the fundamentals of the companies had not changed significantly, S&P's decision led to significant declines in the affected stocks as indexers adjusted their portfolios.

                        iShares MSCI Canada Index Fund
                         GROWTH OF $10,000 INVESTMENT

                                   [GRAPH]

                           iShares MSCI
                                 Canada
                             Index Fund  MSCI Canada Index*
                   Mar-96       $10,000             $10,000
                   Aug-96       $10,463             $10,511
                                $12,569             $12,701
                   Aug-97       $13,445             $13,733
                                $14,322             $14,665
                   Aug-98       $10,529             $10,911
                                $12,717             $13,193
                   Aug-99       $14,710             $15,189
                                $18,943             $21,113
                   Aug-00       $24,598             $27,422
                                $17,780             $18,446
                   Aug-01       $16,001             $16,588
                                $15,971             $16,622
                   Aug-02       $14,205             $14,824

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 29, 2001. The index performance shown in the graph reflects the former index up to June 29, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

iShares MSCI Hong Kong Index Fund
Performance as of 8/31/02

                                   Average Annual Total Returns
--------------------------------------------------------------------------------------------------
       Year Ended 8/31/02            Five Years Ended 8/31/02           Inception to 8/31/02
--------------------------------  -------------------------------  -------------------------------
      NAV     MARKET     INDEX       NAV      MARKET      INDEX       NAV       MARKET      INDEX
    (9.94)%   (11.66)%   (9.25)%    (9.03)%    (9.23)%    (6.89)%    (4.20)%    (4.37)%    (1.91)%

                                    Cumulative Total Returns
--------------------------------------------------------------------------------------------------
      Year Ended 8/31/02            Five Years Ended 8/31/02           Inception to 8/31/02
--------------------------------  -------------------------------  -------------------------------
      NAV     MARKET     INDEX       NAV      MARKET      INDEX       NAV       MARKET      INDEX
    (9.94)%   (11.66)%   (9.25)%   (37.71)%   (38.40)%   (30.08)%   (24.26)%   (25.15)%   (11.73)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                TOP 10 FUND SECTORS (% of Portfolio)

                            [BAR CHART]

                Real Estate                   28.51%
                Capital Goods                 17.57%
                Utilities                     14.62%
                Diversified Financials        12.67%
                Banks                         12.51%
                Transportation                 4.12%
                Retailing                      4.03%
                Telecommunication Services     1.81%
                Media                          1.66%
                Materials                      1.17%

PERFORMANCE REVIEW
The total return of the iShares MSCI Hong Kong Index Fund (the "Hong Kong Fund") was -9.94% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Hong Kong Index over the same period was -9.25%.

SIGNIFICANT PERFORMANCE FACTORS
The Hong Kong Fund underperformed its benchmark by 0.69 percentage points over the reporting period. This was due to the impact of expenses, which subtracted
0.84 percentage points from the Fund's return. That factor was partially offset by the positive impact of security sampling, revenue differential, uninvested assets and security lending, which contributed 0.10, 0.03, 0.01 and 0.01 percentage points, respectively, to the Fund's return.

12                                    2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS
Hong Kong was among the weaker stock markets in Asia over the year ended August 31, 2002. In large part, this weakness reflected the composition of Hong Kong's market, which continues to be dominated by domestically oriented real estate companies (the Fund's largest sector as of August 31, 2002). During the reporting period, shares of these companies were generally out of favor with investors, due to deflation in Hong Kong's property market and poor economic conditions in the territory. Hong Kong's banks also faced significant losses in their investment portfolios and dwindling loan growth in the territory, leaving their shares depressed. The territory's telecommunications-related stocks remained unpopular as well, due to concerns about the roll-out of "third-generation" wireless technology.

For Hong Kong's export-oriented companies, the picture was mixed. On the one hand, they were pressured by the economic slowdown in the United States and other major export markets. They also faced growing competition from lower-cost producers in mainland China. On the other hand, Hong Kong's exporters were buoyed by higher volumes shipped to China, whose economy remained fairly healthy despite the downturn in other parts of the world.

Yet, in the eyes of many investors, the allure of Hong Kong's exporters still paled in comparison to those in other countries, particularly South Korea and Taiwan. In late 2001 and early 2002, many investors began to anticipate a rapid improvement in the U.S. economy. This optimism drove up shares of Taiwan's and South Korea's electronics makers, among others. As a result, the performance of Hong Kong's stock market relative to these and other markets in Asia was often weak.

Toward the end of the reporting period, however, many investors became more pessimistic about the likelihood of a swift economic recovery in the United States. This quelled some of the enthusiasm for high-growth exporters in South Korea and Taiwan, and put Hong Kong on more of an equal footing with other stock markets in Asia.

                        iShares MSCI Hong Kong Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                             iShares MSCI
                                Hong Kong
                               Index Fund  MSCI Hong Kong Index*
                Mar-96           $10,000                $10,000
                Aug-96           $10,322                $10,398
                                 $11,869                $12,171
                Aug-97           $12,160                $12,625
                                  $9,197                 $9,855
                Aug-98            $5,566                 $6,098
                                  $7,629                 $8,747
                Aug-99           $10,604                $11,913
                                 $12,117                $14,481
                Aug-00           $12,167                $13,868
                                 $11,068                $12,691
                Aug-01            $8,409                 $9,727
                                  $8,218                 $9,505
                Aug-02            $7,574                 $8,827

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 22, 2001. The index performance shown in the graph reflects the former index up to June 22, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

iShares MSCI Malaysia Index Fund
Performance as of 8/31/02

                                   Average Annual Total Returns
-------------------------------------------------------------------------------------------
       Year Ended 8/31/02      Five Years Ended 8/31/02           Inception to 8/31/02
---------------------------  ---------------------------     -------------------------------
NAV     MARKET   INDEX        NAV      MARKET     INDEX       NAV       MARKET      INDEX
 11.82%  14.84%  12.88%      (4.62)%   (4.73)%    (3.45)%     (10.38)%  (10.56)%    (9.21)%

                                    Cumulative Total Returns
-------------------------------------------------------------------------------------------
      Year Ended 8/31/02       Five Years Ended 8/31/02           Inception to 8/31/02
--------------------------  -----------------------------   -------------------------------
NAV      MARKET   INDEX      NAV       MARKET     INDEX      NAV      MARKET     INDEX
  11.82%  14.84%  12.88%    (21.06)%   (21.53)%   (16.14)%   (50.83)% (51.48)%   (46.51)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI Malaysia Index Fund, which has an NAV determined PRIOR to the opening of the regular trading day on the Amex, the "Market Price" return will use the mid-point of the bid/ask spread as of the OPENING of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                  [BAR CHART]

                      Banks                         19.24%
                      Hotels Restaurants & Leisure  12.82%
                      Food Beverage & Tobacco       11.82%
                      Utilities                     11.76%
                      Telecommunication Services    11.41%
                      Capital Goods                 10.47%
                      Transportation                 6.50%
                      Diversified Financials         4.29%
                      Materials                      2.58%
                      Automobiles & Components       2.51%


PERFORMANCE REVIEW
The total return of the iShares MSCI Malaysia Index Fund (the "Malaysia Fund") was 11.82% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Malaysia Index over the same period was 12.88%.

SIGNIFICANT PERFORMANCE FACTORS
The Malaysia Fund underperformed its benchmark by 1.06 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.84 and 0.44 percentage points, respectively, from the Fund's return. These factors were partially offset by the positive impact of revenue differential and uninvested assets, which contributed 0.19 and 0.03 percentage points, respectively, to the Fund's return.

14                                    2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS
Malaysia proved to be one of the world's strongest equity markets during the year ended August 31, 2002.

Malaysian equities began the reporting period in a downturn, caused largely by investors' concerns about the impact of a global economic slowdown. Weak demand for electronics in particular, one of Malaysia's key export sectors, put pressure on the shares of several Malaysian manufacturers. The market was also depressed by the terrorist attacks on the United States, which led to a sharp decline in tourism to Malaysia and difficult conditions for companies such as Resorts World (3.86% of the Fund as of August 31, 2002). Tourism in Malaysia later recovered, though, sparking a dramatic rebound in shares of Resorts World and its holding company Genting (4.39% of the Fund as of August 31, 2002).

Over the next few months, in fact, the Malaysian market as a whole enjoyed a sustained rally. With the U.S. stock market in a prolonged slump, global investors began to take a second look at Southeast Asian markets. Malaysia initially did not attract as much attention as neighboring markets such as the Philippines, Indonesia and Thailand, which many investors regarded as undervalued. Investors also shied away from Malaysia after its prime minister warned in January 2002 that the country's currency, the ringgit, might have to be devalued if the Japanese yen continued to depreciate. Although devaluation did not occur, the prospect alone cast a shadow over the Malaysian market for a while.

After neighboring markets had risen sharply in late 2001 and early 2002, investors finally turned their full attention toward Malaysia. The largest and most liquid stocks in the country, such as Malayan Banking (10.06% of the Fund as of August 31, 2002), were prime beneficiaries of this trend. The influx of foreign capital also helped to drive up shares of the country's exporters, which were profiting from stronger demand in China and, to some extent, the United States. Malaysian companies that had shown progress in restructuring also attracted investment dollars.

The rally then lost some steam over the summer. In June, the confidence of many investors was shaken by news that Malaysia's longstanding prime minister, Mahathir Mohamad, had decided to step down as leader. Calm returned after Mahathir outlined plans for one of his deputies to take over as prime minister sometime in late 2003.

                        iShares MSCI Malaysia Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                        iShares MSCI
                            Malaysia
                          Index Fund       MSCI Malaysia Index*
             Mar-96          $10,000                   $10,000
             Aug-96          $10,428                   $10,503
                             $11,834                   $12,152
             Aug-97           $6,229                    $6,378
                              $4,877                    $4,887
             Aug-98           $1,648                    $1,658
                              $2,428                    $2,839
             Aug-99           $4,711                    $5,020
                              $6,303                    $6,711
             Aug-00           $5,067                    $5,359
                              $4,536                    $4,823
             Aug-01           $4,397                    $4,739
                              $4,709                    $5,078
             Aug-02           $4,917                    $5,349

* On May 31, 2000, the Index changed its method of reinvestment from net dividends to gross dividends. The Index subsequently changed its method of reinvestment back to net dividends on December 31, 2000. On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 22, 2001. The index performance shown in the graph reflects the former index up to June 22, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

iShares MSCI Mexico Index Fund
Performance as of 8/31/02

                                   Average Annual Total Returns
-----------------------------------------------------------------------------------------------
       Year Ended 8/31/02             Five Years Ended 8/31/02          Inception to 8/31/02
-------------------------------  ------------------------------  ------------------------------
NAV        MARKET     INDEX       NAV      MARKET    INDEX        NAV      MARKET     INDEX
 (10.67)%  (10.22)%   (8.78)%     (0.16)%  0.07%     2.52%        7.05%    7.12%      9.96%

                                    Cumulative Total Returns
-----------------------------------------------------------------------------------------------
      Year Ended 8/31/02             Five Years Ended 8/31/02           Inception to 8/31/02
------------------------------  ------------------------------   ------------------------------
NAV        MARKET      INDEX      NAV      MARKET    INDEX        NAV       MARKET    INDEX
 (10.67)%  (10.22)%    (8.78)%    (0.79)%  0.36%     13.27%       55.51%    56.15%    84.93%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                     TOP 10 FUND SECTORS (% of Portfolio)

                                [BAR CHART]

                    Telecommunication Services     39.94%
                    Food Beverage & Tobacco        13.70%
                    Materials                      12.72%
                    Retailing                       9.57%
                    Media                           7.61%
                    Banks                           4.87%
                    Capital Goods                   4.61%
                    Household & Personal Products   4.42%
                    Energy                          1.16%
                    Transportation                  1.06%

PERFORMANCE REVIEW
The total return of the iShares MSCI Mexico Index Fund (the "Mexico Fund") was -10.67% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Mexico Index over the same period was -8.78%.

16                                    2002 iShares Annual Report to Shareholders

SIGNIFICANT PERFORMANCE FACTORS
The Mexico Fund underperformed its benchmark by 1.89 percentage points over the reporting period. This was due to the impact of security sampling and expenses, which subtracted 1.43 and 0.80 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of revenue differential, uninvested assets and security lending, which contributed 0.18,
0.09 and 0.07 percentage points, respectively, to the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the Single Issuer and 5/50 Rules, for example, the Mexico Fund was obligated to underweight such stocks as Telefonos de Mexico SA de CV Series L ("Telmex") while overweighting other stocks. (As of August 31, 2002, Telmex had a weighting of 24.69% in the Fund versus a weighting of 26.20% in the Index.) The stocks that the Fund underweighted generally performed better than those it overweighted over the reporting period. As a result, security sampling had a negative impact on the Fund's performance relative to its benchmark.

KEY MARKET CONDITIONS
Mexico's equity market reflected the country's increasing orientation toward its northern neighbor and away from other economies in Latin America over the year ended August 31, 2002.

While Mexico's stock market did post a significant downturn during this time, its decline was much less severe than that of the South American countries with which Mexico was once closely identified. To a large extent, the Mexican equity market reflected investors' shifting expectations for the U.S. economy, given the two countries' post-NAFTA trade links. This orientation enabled the Mexican equity market to withstand much of the downward pressure created by a financial meltdown in Argentina in late 2001 and another crisis in Brazil over the summer of 2002. In fact, Mexico's stock market staged a rally in late 2001 and early 2002 even as Argentina's crisis was sending repercussions across South America and emerging markets even further afield.

In large part, the decoupling reflected a significant reappraisal of Mexico by international investors. In early 2002, Standard & Poor's raised Mexico's sovereign debt rating to investment grade, creating a positive ripple effect across the country's equity market. The national upgrade enabled S&P to boost the credit ratings of several of Mexico's largest companies, including Kimberly-Clark de Mexico (4.42% of the Fund as of August 31, 2002). This, in turn, led to an inflow of capital from U.S. and other institutions restricted to holding only investment-grade securities and led to a new appreciation for Mexican investments in general. The attention created a strong updraft for Mexico's largest and most liquid stocks in particular, such as Telefonos de Mexico (24.69% of the Fund as of August 31, 2002). The influx of foreign capital also led the Mexican peso to appreciate, further boosting profits for U.S.-dollar investors.

Mexico's link to the U.S. proved to be a double-edged sword, though. As international investors became more pessimistic about the U.S. economy over the spring and summer, they began to sell off Mexican stocks most likely to be affected by the recession.

Starting in April, the country's equity market was also pressured by the peso's reversal against the dollar. This trend was a mixed blessing for Mexican companies. On one hand, the peso's weakness made Mexico's exports potentially more competitive in the U.S. market. On the other hand, it created problems for some domestically oriented Mexican companies with a large amount of U.S. dollar debt. They were earning most of their revenues in the increasingly weak peso while still being obligated to service their debt in U.S. dollars. For Mexico's Telecommunications Services companies, the problem was tri-fold: Mobile-phone operators such as America Movil (13.99% of the Fund as of August 31, 2002) faced the considerable challenge of having to translate their peso revenues into U.S. dollars to service most of their debt and pay for capital equipment and wireless handsets. This predicament weighed heavily on shares of the affected companies over the summer.

Managers' Discussion & Analysis                                               17
                         iShares MSCI Mexico Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                         iShares MSCI
                               Mexico
                           Index Fund  MSCI Mexico Index*
                 Mar-96       $10,000             $10,000
                 Mar-96       $10,864             $10,916            `
                 Aug-96       $11,593             $11,740
                              $12,820             $13,258
                 Aug-97       $15,675             $16,326
                              $15,311             $16,141
                 Aug-98        $8,749              $9,162
                              $12,107             $13,075
                 Aug-99       $14,604             $16,060
                              $19,632             $22,178
                 Aug-00       $18,723             $20,892
                              $16,024             $18,513
                 Aug-01       $17,408             $20,273
                              $18,125             $21,515
                 Aug-02       $15,551             $18,493

* On December 31, 2000, the Index changed its method of reinvestment from gross dividends to net dividends. On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 29, 2001. The index performance shown in the graph reflects the former index up to June 29, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

18                                    2002 iShares Annual Report to Shareholders

                      THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iShares MSCI Pacific ex-Japan Index Fund
Performance as of 8/31/02

         Total Returns
--------------------------------
      Inception to 8/31/02
--------------------------------
     NAV      MARKET     INDEX
    5.51%      7.03%     5.67%

"Total return" represents the total change in value of an investment over the periods indicated. Returns for the period since inception are calculated from the inception date of the Fund (10/25/01). A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (10/26/01), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                  TOP 10 FUND SECTORS (% of Portfolio)

                             [BAR CHART]

                  Banks                         29.08%
                  Materials                     12.53%
                  Real Estate                   11.85%
                  Capital Goods                  6.48%
                  Media                          6.01%
                  Utilities                      5.27%
                  Diversified Financials         4.32%
                  Telecommunication Services     4.16%
                  Insurance                      3.53%
                  Transportation                 3.12%

PERFORMANCE REVIEW
The total return of the iShares MSCI Pacific ex-Japan Index Fund (the "Pacific ex-Japan Fund") was 5.51% over the period from October 25, 2001 (its inception date), through August 31, 2002. The total return of the corresponding MSCI Pacific ex-Japan Index over the same period was 5.67%.

SIGNIFICANT PERFORMANCE FACTORS
The Pacific ex-Japan Fund underperformed its benchmark by 0.16 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.45 and 0.36 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of revenue differential and uninvested assets, which contributed 0.60 and 0.05 percentage points, respectively, to the Fund's return.

20                                    2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS
The Pacific ex-Japan Fund benefited from its diversification over the reporting period: Weakness in several of its Hong Kong and Singapore holdings was more than offset by strength in its positions in Australia and other markets.

Many of the Fund's Australian equities benefited from positive economic conditions Down Under. While U.S. and European economies faced the prospect of a "double-dip" recession, the Australian economy continued to thrive in late 2001 and 2002. Strong consumer demand, fueled by low interest rates, was the main engine of the expansion. Those trends drove up profits and shares of the Index's two largest stocks, National Australia Bank and Commonwealth Bank of Australia (respectively 7.39% and 5.33% of the Fund as of August 31, 2002). In addition, Australian exporters and commodity producers, including BHP Billiton (4.67% of the Fund as of August 31, 2002), benefited from the weakness of Australia's currency versus the U.S. dollar.

The strength of these holdings helped to counterbalance the poor performance of stocks such as Hong Kong's Hutchison Whampoa and Cheung Kong Holdings (respectively 3.61% and 2.72% of the Fund as of August 31, 2002). Hong Kong's stock market proved to be one of the weakest in the Asia-Pacific region over the reporting period. Despite low interest rates, the property market there remained sluggish and depressed results for many of Hong Kong's-and the Fund's-largest companies. Equities from Singapore were also generally weak as demand for electronics, Singapore's main export sector, remained slack in the United States and elsewhere.

Australia's rally did begin to flag somewhat over the summer of 2002, as many investors became more concerned about the health of the U.S. economy and interest rates rose in Australia. Nonetheless, Australia's equity market and several others in the Pacific Rim continued to post gains. This momentum helped the Pacific ex-Japan Fund end the reporting period on a positive note.

                   iShares MSCI Pacific ex-Japan Index Fund
                         GROWTH OF $10,000 INVESTMENT

                                     [GRAPH]

                         iShares MSCI
                     Pacific ex-Japan
                           Index Fund  MSCI Pacific ex-Japan Index*
             Oct-01           $10,000                       $10,000
             Oct-01            $9,890                        $9,895
             Nov-01           $10,630                       $10,623
             Dec-01           $10,958                       $10,961
             Jan-02           $11,067                       $11,093
             Feb-02           $10,944                       $10,969
             Mar-02           $11,390                       $11,419
             Apr-02           $11,436                       $11,462
             May-02           $11,800                       $11,831
             Jun-02           $11,183                       $11,205
             Jul-02           $10,508                       $10,526
             Aug-02           $10,551                       $10,567

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. The index performance shown in the graph reflects the new free float index.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               21

Managers' Discussion & Analysis

iShares MSCI Singapore Index Fund
Performance as of 8/31/02

                                  Average Annual Total Returns
-------------------------------------------------------------------------------------------------
      Year Ended 8/31/02            Five Years Ended 8/31/02           Inception to 8/31/02
-------------------------------  -------------------------------  -------------------------------
NAV           MARKET    INDEX       NAV      MARKET      INDEX       NAV      MARKET      INDEX
    (5.42)%   (3.96)%   (4.92)%    (8.62)%    (8.43)%    (7.07)%   (11.46)%   (11.36)%   (10.66)%

                                   Cumulative Total Returns
-------------------------------------------------------------------------------------------------
     Year Ended 8/31/02            Five Years Ended 8/31/02           Inception to 8/31/02
-------------------------------  -------------------------------  -------------------------------
NAV          MARKET    INDEX       NAV      MARKET      INDEX       NAV      MARKET      INDEX
    (5.42)%   (3.96)%   (4.92)%   (36.28)%   (35.65)%   (30.76)%   (54.52)%   (54.23)%   (51.82)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      TOP 10 FUND SECTORS (% of Portfolio)

                                   [BAR CHART]

                      Banks                            41.27%
                      Real Estate                       9.96%
                      Capital Goods                     8.78%
                      Telecommunication Services        8.09%
                      Transportation                    7.53%
                      Technology Hardware & Equipment   6.91%
                      Diversified Financials            5.64%
                      Media                             4.49%
                      Hotels Restaurants & Leisure      2.80%
                      Food Beverage & Tobacco           2.65%

PERFORMANCE REVIEW
The total return of the iShares MSCI Singapore Index Fund (the "Singapore Fund") was -5.42% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Singapore Index over the same period was -4.92%.

SIGNIFICANT PERFORMANCE FACTORS
The Singapore Fund underperformed its benchmark by 0.50 percentage points over the reporting period. This was due to the impact of expenses and security sampling, which subtracted 0.82 and 0.33 percentage points, respectively, from the Fund's return. Those factors were partially offset by the positive impact of revenue differential, uninvested assets and security lending, which contributed 0.47, 0.17 and 0.01 percentage points, respectively, to the Fund's return.

22                                    2002 iShares Annual Report to Shareholders

KEY MARKET CONDITIONS
Singapore's heavy reliance on electronics exports proved to be its Achilles heel over the year ended August 31, 2002.

The global downturn in demand for electronics created difficult conditions for the Singapore equity market at the start of the reporting period. Weakness in the U.S. economy in particular weighed on the results of many of Singapore's electronics exporters and, in turn, their shares. Although many investors began to anticipate a strong recovery in the U.S. economy toward the end of 2001, the optimism was unfounded and Singapore's market lost ground in the spring of 2002.

The adverse conditions in Singapore's electronics sector led to declines in other areas of the economy as well. Financial companies such as DBS Group Holdings Ltd. (14.94% of the Fund as of August 31, 2002) were hampered by slowing loan growth and a decline in the value of their equity investments both at home and abroad.

Facing challenges of a different kind was Singapore Airlines Ltd. (3.97% of the Fund as of August 31, 2002), which suffered a precipitous drop in business after the terrorist attacks of September 11. The company responded with restructuring plans, however, leading investors to drive up its shares in later months.

By the end of the reporting period, the uncertain outlook for the global economy was still putting pressure on Singapore's equity market. Some investors even worried that the United States was headed for a "double-dip" recession, which would decrease demand for Singapore's electronics exports still further.

                       iShares MSCI Singapore Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                     [GRAPH]

                                     iShares MSCI        MSCI
                                        Singapore   Singapore
                                       Index Fund       Index*
                       Mar-96             $10,000     $10,000
                       Aug-96              $9,327      $9,191
                                           $9,720      $9,665
                       Aug-97              $7,137      $6,958
                                           $5,687      $5,975
                       Aug-98              $2,763      $3,106
                                           $4,914      $5,244
                       Aug-99              $6,756      $7,270
                                           $6,361      $6,948
                       Aug-00              $6,669      $7,047
                                           $5,863      $6,235
                       Aug-01              $4,808      $5,067
                                           $4,938      $5,210
                       Aug-02              $4,548      $4,818

* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 22, 2001. The index performance shown in the graph reflects the former index up to June 22, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               23

Managers' Discussion & Analysis
iSHARES MSCI SOUTH KOREA INDEX FUND
Performance as of 8/31/02

               AVERAGE ANNUAL TOTAL RETURNS                   CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------  --------------------------
      YEAR ENDED 8/31/02            INCEPTION TO 8/31/02        INCEPTION TO 8/31/02
-------------------------------  --------------------------  --------------------------
NAV           MARKET    INDEX      NAV     MARKET    INDEX     NAV     MARKET    INDEX
    59.77%    56.48%    61.67%    2.03%     1.21%    0.49%    4.77%     2.83%    1.13%

"Total returns for the period since inception" are calculated from the inception date of the Fund (05/09/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI South Korea Index Fund, which has an NAV determined PRIOR to the opening of the regular trading day on the Amex, the "Market Price" return will use the mid-point of the bid/ask spread as of the OPENING of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (05/12/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOP 10 FUND SECTORS (% of Portfolio)

TECHNOLOGY HARDWARE & EQUIPMENT  34.76%
BANKS                            14.07%
TELECOMMUNICATION SERVICES       12.82%
MATERIALS                         8.58%
DIVERSIFIED FINANCIALS            5.00%
AUTOMOBILES & COMPONENTS          4.67%
CAPITAL GOODS                     4.24%
CONSUMER DURABLES & APPAREL       3.85%
UTILITIES                         3.15%
INSURANCE                         1.95%

PERFORMANCE REVIEW
The total return of the iShares MSCI South Korea Index Fund (the "South Korea Fund") was 59.77% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI South Korea Index over the same period was 61.67%.

SIGNIFICANT PERFORMANCE FACTORS
The South Korea Fund underperformed its benchmark by 1.90 percentage points over the reporting period. This was due to the impact of expenses, security sampling, uninvested assets and revenue differential, which respectively subtracted 1.00, 0.58, 0.17 and 0.15 percentage points from the Fund's return.

KEY MARKET CONDITIONS
In the context of a global economic downturn and significant declines for many world stock markets, the double-digit return of South Korea's equity market over the year ended August 31, 2002, was remarkable indeed.

24                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

As in other world markets, however, the reporting period did not begin very auspiciously for South Korea. Faced with declining demand in its key export markets, the country's economy appeared to be facing difficult times ahead. The events of September 11 exacerbated the uncertainty and drove down South Korean equities sharply.

The market rebounded within days, however, and remained on an upward path for months afterward. The rally was driven in part by the continued strength of South Korea's economy itself and by the resilience of consumer demand in the United States and other major export markets. One company that benefited from this trend was Hyundai Motor Company (3.39% of the Fund as of August 31, 2002). It reported record profits in February 2002, attributing the results to strong sales of higher-margin cars and sport-utility vehicles in the United States and at home. Hyundai noted that the weakness of South Korea's currency (the won) versus the dollar enhanced the firm's competitiveness in the U.S. market.

South Korea's equity market was also buoyed by continued restructuring and consolidation in several different sectors. The country's financial-services industry, for example, attracted more investors as leading banks wrote off long-standing bad loans. Mergers and acquisitions, such as the one between Kookmin Bank (9.05% of the Fund as of August 31, 2002) and a smaller rival during the reporting period, also attracted new investor interest to South Korean banking stocks, as did record low interest rates.

Beginning in May, however, political issues and other concerns caused the rally to deflate. Labor unrest and a naval confrontation between South Korea and North Korea put pressure on the market over the summer. Growing uncertainty about the health of the U.S. economy and the appreciation of South Korea's currency also weighed on the shares of many South Korean exporters. The won's strength led to some concerns about market giant Samsung Electronics Co. Ltd. (24.45% of the Fund as of August 31, 2002), for example, even as the company reported record second-quarter profits.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

iSHARES MSCI SOUTH KOREA INDEX FUND
GROWTH OF $10,000 INVESTMENT

        iShares MSCI
         South Korea
          Index Fund   MSCI South Korea Index*
             $10,000                   $10,000
May 00        $9,455                    $9,437
Aug 00        $8,919                    $8,748
Nov 00        $6,095                    $5,804
Feb 01        $6,930                    $6,608
May 01        $7,348                    $6,984
Aug 01        $6,557                    $6,255
Nov 01        $8,042                    $7,658
Feb 02       $10,318                    $9,888
May 02       $11,214                   $10,747
Aug 02       $10,476                   $10,113

* On December 31, 2000, the Index changed its method of reinvestment from gross dividends to net dividends. On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 29, 2001. The index performance shown in the graph reflects the former index up to June 29, 2001 and the new free float index thereafter.
Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               25

Managers' Discussion & Analysis
iSHARES MSCI TAIWAN INDEX FUND
Performance as of 8/31/02

                  AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------  -------------------------------
      YEAR ENDED 8/31/02              INCEPTION TO 8/31/02             INCEPTION TO 8/31/02
-------------------------------  -------------------------------  -------------------------------
NAV           MARKET    INDEX       NAV      MARKET      INDEX       NAV      MARKET      INDEX
    (2.11)%   (7.82)%   (0.91)%   (28.88)%   (31.02)%   (28.24)%   (52.76)%   (55.83)%   (51.65)%

Total returns for the period since inception" are calculated from the inception date of the Fund (06/20/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI Taiwan Index Fund, which has an NAV determined PRIOR to the opening of the regular trading day on the Amex, the "Market Price" return will use the mid-point of the bid/ask spread as of the OPENING of regular trading on the Amex. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/23/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOP 10 FUND SECTORS (% of Portfolio)

TECHNOLOGY HARDWARE & EQUIPMENT  57.04%
BANKS                            14.54%
MATERIALS                        12.82%
CAPITAL GOODS                     3.97%
INSURANCE                         2.47%
DIVERSIFIED FINANCIALS            2.42%
CONSUMER DURABLES & APPAREL       2.27%
AUTOMOBILES & COMPONENTS          1.65%
FOOD BEVERAGE & TOBACCO           0.74%
TRANSPORTATION                    0.66%

PERFORMANCE REVIEW
The total return of the iShares MSCI Taiwan Index Fund (the "Taiwan Fund") was -2.11% for the one-year period ended August 31, 2002. The total return of the corresponding MSCI Taiwan Index over the same period was -0.91%.

SIGNIFICANT PERFORMANCE FACTORS
The Taiwan Fund underperformed its benchmark by 1.20 percentage points over the reporting period. This was due to the impact of expenses, revenue differential and uninvested assets, which respectively subtracted 0.99, 0.24 and 0.09 percentage points from the Fund's returns. Those factors were partially offset by the positive impact of security sampling, which contributed 0.12 percentage points.

26                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

KEY MARKET CONDITIONS
After a steep decline at the beginning of the reporting period, Taiwan's equity market staged a significant rally through late 2001 and early 2002 -- only to give back much of those gains by the end of the reporting period.

The global economic downturn that was already pressuring Taiwan's stock market in early September 2001 was only intensified by the events of September 11. Slack demand from the United States in particular created difficult conditions for leading Taiwanese exporters such as Taiwan Semiconductor Manufacturing Company (TSMC) and United Microelectronics Corporation (UMC), respectively 14.86% and 8.74% of the Fund as of August 31, 2002.

Within weeks, however, the immediate economic effects of September 11 had begun to dissipate, and Taiwan's equity market rallied back. Many investors appeared to be encouraged by signs that Europe and the United States were in less dire economic straits than previously thought. Healthy U.S. consumer demand for electronics helped drive up shares of TSMC in particular. Although the Taiwanese economy itself was in recession, record low interest rates on the island also helped to support the market.

By April, Taiwan's stock market had reversed course. Investors became less optimistic that the U.S. economy was strong enough to absorb higher exports of microchips and other goods from Taiwan. This led to a sharp decline in shares of TSMC when, in July, it reported results that disappointed many investors. The company also predicted weak results for the second half of 2002. Toward the end of the reporting period, the Taiwanese equity market was also driven down by renewed political tension between Taiwan and mainland China. Nonetheless, some investors found cause for optimism in a series of mergers between Taiwan's leading banks, part of a larger trend toward consolidation in the island's crowded financial services industry.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

iSHARES MSCI TAIWAN INDEX FUND
GROWTH OF $10,000 INVESTMENT

        iShares MSCI
              Taiwan
          Index Fund  MSCI Taiwan Index*
Jun 00       $10,000             $10,000
Aug 00        $8,790              $8,785
Nov 00        $5,951              $5,922
Feb 01        $6,540              $6,522
May 01        $5,555              $5,557
Aug 01        $4,826              $4,880
Nov 01        $4,714              $4,779
Feb 02        $5,742              $5,838
May 02        $5,828              $5,925
Aug 02        $4,719              $4,835

* On December 31, 2000, the Index changed its method of reinvestment from gross dividends to net dividends. On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 22, 2001. The index performance shown in the graph reflects the former index up to June 22, 2001 and the new free float index thereafter.
Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               27

Schedule of Investments
iSHARES MSCI AUSTRALIA INDEX FUND
August 31, 2002

SECURITY                                     SHARES        VALUE
----------------------------------------------------------------
COMMON STOCKS - 96.22%
National Australia Bank Ltd.                472,812  $ 9,025,366
Commonwealth Bank of Australia              382,858    6,510,998
BHP Billiton Ltd.                         1,131,149    5,676,897
Australia and New Zealand Banking Group
  Ltd.                                      457,478    4,778,403
Westpac Banking Corp. Ltd.                  538,248    4,483,391
AMP Ltd.                                    346,901    2,662,118
News Corporation Ltd.                       447,843    2,326,544
Woolworths Ltd.                             320,497    2,118,742
Wesfarmers Ltd.                             113,734    1,860,882
Telstra Corp. Ltd.                          668,054    1,788,648
Rio Tinto Group                              95,120    1,720,350
Foster's Group Ltd.                         629,883    1,717,691
WMC Ltd.                                    339,644    1,437,000
Amcor Ltd.                                  251,125    1,225,741
Brambles Group                              294,954    1,126,046
Suncorp-Metway Ltd.                         161,335    1,114,551
Coles Myer Ltd.                             343,580    1,107,290
Westfield Trust                             603,848    1,087,772
CSR Ltd.                                    285,811    1,034,464
Woodside Petroleum Ltd.                     142,475    1,024,296
Westfield Holdings Ltd.                     128,945      954,722
Macquarie Infrastructure Group              579,617      925,996
General Property Trust                      576,870      873,958
Macquarie Bank Ltd.                          60,598      811,219
TABCORP Holdings Ltd.                       112,955      796,502
Lend Lease Corp. Ltd.                       120,089      729,048
Australian Gas Light Co. Ltd.               130,544      719,167
Insurance Australia Group Ltd.              397,208      700,238
QBE Insurance Group Ltd.                    170,724      693,157
Santos Ltd.                                 188,887      669,094
CSL Ltd.                                     48,339      612,489
Stockland Trust Group                       250,428      609,792
Southcorp Ltd.                              191,552      585,670
Mayne Group Ltd.                            246,943      504,702
James Hardie Industries NV(1)               125,132      467,381
Orica Ltd.                                   85,895      454,745
Coca Cola Amatil Ltd.                       126,772      442,079
Patrick Corporation Ltd.                     49,077      431,775
SECURITY                                     SHARES        VALUE
----------------------------------------------------------------
Mirvac Group                                189,133  $   430,315
Boral Ltd.                                  174,455      413,266
Origin Energy Ltd.                          197,661      405,067
M.I.M. Holdings Ltd.                        612,253      401,393
BHP Steel Ltd.(1)                           243,688      374,548
John Fairfax Holdings Ltd.                  224,967      374,278
Cochlear Ltd.                                16,236      346,148
Newcrest Mining Ltd.                         86,920      334,234
Goodman Fielder Ltd.                        354,445      320,241
PaperlinX Ltd.                              109,265      308,794
Transurban Group Ltd.                       133,291      296,652
Harvey Norman Holdings Ltd.                 162,688      270,664
Leighton Holdings Ltd.                       40,836      250,386
TAB Ltd.                                    137,309      248,117
Aristocrat Leisure Ltd.                      84,378      242,182
BRL Hardy Ltd.                               47,437      240,425
Deutsche Office Trust                       356,372      233,638
BT Office Trust                             284,950      226,051
Sonic Healthcare Ltd.                        68,224      225,132
Australian Stock Exchange Ltd.               30,955      217,258
Gandel Retail Trust                         290,444      203,195
Publishing & Broadcasting Ltd.               39,647      200,289
Colonial First State Property Trust
  Group                                     150,593      199,942
Ansell Ltd.(1)                               50,198      192,474
AMP Diversified Property Trust              137,145      191,907
Iluka Resources Ltd.                         68,716      183,980
Computershare Ltd.                          133,373      164,582
OneSteel Ltd.                               158,752      144,306
Futuris Corp. Ltd.                          185,607      134,973
Sons of Gwalia Ltd.                          43,378      112,553
David Jones Ltd.                            126,813       76,849
Energy Developments Ltd.                     25,461       57,509
TOTAL COMMON STOCKS
  (COST: $72,973,851)                                 73,830,272

PREFERRED STOCKS - 3.32%
News Corporation Ltd.                       588,063    2,552,840
TOTAL PREFERRED STOCKS
  (COST: $4,405,900)                                   2,552,840

28                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares MSCI Australia Index Fund
August 31, 2002

Security                                     Shares        Value
----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 7.95%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    4,888,508  $ 4,888,508
Dreyfus Money Market Fund                   410,918      410,918
Goldman Sachs Financial Square
  Prime Obligation Fund                     203,311      203,311
Providian Temp Cash Money
  Market Fund                               595,123      595,123
TOTAL SHORT TERM INSTRUMENTS
  (COST: $6,097,860)                                   6,097,860

TOTAL INVESTMENTS IN
  SECURITIES - 107.49%
  (COST $83,477,611)                                  82,480,972
OTHER ASSETS, LESS LIABILITIES - (7.49%)              (5,750,225)
                                                     -----------
NET ASSETS - 100.00%                                 $76,730,747
                                                     ===========

/1/ Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      29

Schedule of Investments

iShares MSCI Brazil Index Fund
August 31, 2002

Security                                         Shares        Value
--------------------------------------------------------------------

COMMON STOCKS - 24.79%
Petroleo Brasileiro SA                          464,600  $ 7,396,236
Companhia Vale do Rio Doce ADR                  181,800    4,654,080
Unibanco Holdings SA                         98,374,000    2,431,790
Centrais Eletricas Brasileiras SA           277,548,000    2,039,986
Souza Cruz SA                                   242,400    1,182,439
Companhia Siderurgica Nacional               80,396,000    1,073,183
Brasil Telecom Participacoes SA             142,208,000      640,264
Companhia de Saneamento Basico do Estado
  de Sao Paulo                               22,220,000      623,317
Tractebel Energia SA                        347,642,000      453,746
Embratel Participacoes SA/1/                227,250,000      276,386
TOTAL COMMON STOCKS
  (COST: $30,771,463)                                     20,771,427

PREFERRED STOCKS - 74.53%
Petroleo Brasileiro SA                          848,400   12,303,757
Companhia de Bebidas das Americas            51,712,000    7,260,815
Companhia Vale do Rio Doce "A"                  303,000    6,890,903
Tele Norte Leste Participacoes SA           484,800,000    4,218,429
Banco Itau SA                                86,860,000    4,208,444
Banco Bradesco SA                         1,232,200,000    4,142,533
Brasil Telecom Participacoes SA             547,218,000    3,183,386
Embraer-Empresa Brasileira de
  Aeronautica SA                                666,643    2,889,372
Companhia Energetica de Minas Gerais        241,390,467    2,219,774
Telesp Celular Participacoes SA/1/        1,373,600,000    1,842,629
Aracruz Celulose SA "B"                       1,010,000    1,747,693
Gerdau SA                                   124,836,000    1,351,636
Companhia Brasileira de Distribuicao         83,628,000    1,294,112
Companhia Paranaense de Energia "B"         323,806,000    1,151,571
Centrais Eletricas Brasileiras SA "B"       153,722,000    1,104,528
Votorantim Celulose e Papel SA               26,260,000      848,300
Tele Centro Oeste Celular Participacoes     731,240,000      790,529
Embratel Participacoes SA/1/                620,140,000      586,621
Tele Nordeste Celular Participacoes SA 699,526,000 576,402 Companhia Brasileira de Petroleo
  Ipirango                                  141,400,000      562,990
Telemig Celular Participacoes SA            597,314,000      555,185
Tele Celular Sul Participacoes              606,000,000      511,325
Companhia de Tecidos Norte de Minas           6,666,000      435,026
Sadia SA                                      1,212,000      423,441
Usinas Siderurgicas de Minas Gerais SA
  "A"                                           202,000      382,828
Eletropaulo Metropolitana Eletricidade
  de Sao Paulo                               25,452,000      322,974
Copene Petroquimica do Nordeste SA            2,828,000      293,612
Duratex SA                                   19,998,000      268,925
Net Servicos de Comunicacao SA/1/               438,200       75,104
TOTAL PREFERRED STOCKS
  (COST: $90,184,889)                                     62,442,844

TOTAL INVESTMENTS IN
  SECURITIES - 99.32%
  (COST $120,956,352)                                     83,214,271
Other Assets, Less Liabilities - (0.68%)                     573,519
                                                         -----------
NET ASSETS - 100.00%                                     $83,787,790
                                                         ===========

/1/ Non-income earning securities.

See Notes to Financial Statements.

30                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Canada Index Fund
August 31, 2002

Security                                     Shares        Value
----------------------------------------------------------------

COMMON STOCKS - 99.79%
RBC Financial Group                         152,500  $ 5,474,353
Bank of Nova Scotia                         114,193    3,440,430
EnCana Corp.                                107,547    3,156,096
Bank of Montreal                            111,090    2,663,316
Manulife Financial Corp.                    109,241    2,539,853
Sun Life Financial Services of Canada
  Inc.                                      139,664    2,511,270
Canadian Imperial Bank of Commerce           82,741    2,288,641
Barrick Gold Corp.                          121,806    1,971,540
Alcan Inc.                                   69,092    1,938,563
Canadian National Railway Co.                43,820    1,910,385
Suncor Energy Inc.                          101,920    1,839,136
TransCanada PipeLines Ltd.                  108,056    1,603,519
Petro-Canada                                 50,432    1,489,035
Thomson Corp.                                51,192    1,393,011
Talisman Energy Inc.                         30,520    1,267,166
BCE Inc.                                     66,360    1,208,090
Magna International Inc. "B"                 18,830    1,194,016
Enbridge Inc.                                35,070    1,034,789
Bombardier Inc. "B"                         232,610      999,037
Celestica Inc./1/                            42,630      986,501
Loblaw Companies Ltd.                        25,270      969,332
Canadian Natural Resources Ltd.              29,125      965,232
Nortel Networks Ltd./1/                     867,860      934,598
George Weston Ltd.                           12,040      886,483
Power Corporation of Canada                  35,910      880,025
Imperial Oil Ltd.                            30,310      856,064
National Bank of Canada                      43,540      821,678
Biovail Corp./1/                             29,262      795,326
Canada Life Financial Corp.                  36,610      759,189
Inco Ltd./1/                                 41,650      752,903
Canadian Pacific Railway Ltd.                35,853      744,638
Edperbrascan Corp.                           34,831      741,277
Placer Dome Inc.                             74,340      741,014
Potash Corporation of Saskatchewan Inc.      11,830      720,416
Nexen Inc.                                   27,790      700,986
Abitibi-Consolidated Inc.                    90,580      681,669
Power Financial Corp.                        27,463      653,128
Shell Canada Ltd.                            15,890      506,748
TransAlta Corp.                              38,920      495,234
Quebecor World Inc.                          19,390      494,693
MDS Inc.                                     30,049      472,887
Domtar Inc.                                  43,470      439,716
Fairmont Hotels & Resorts Inc.               17,868      430,092
Shaw Communications Inc. "B"                 44,450      427,405
Molson Inc. "A"                              22,330      424,413
NOVA Chemicals Corp.                         19,600      409,967
Investors Group Inc.                         24,290      404,834
Brookfield Properties Corp.                  20,020      404,250
Precision Drilling Corp. "A"/1/              12,110      391,479
Noranda Inc.                                 34,860      379,883
Onex Corp.                                   28,770      371,982
Dofasco Inc.                                 16,590      324,250
Cognos Inc./1/                               17,640      320,348
Canadian Tire Corp. "A"                      16,590      320,209
ATI Technologies Inc./1/                     53,200      312,038
Husky Energy Inc.                            27,580      294,011
Penn West Petroleum Ltd./1/                  11,480      285,602
Teck Cominco Ltd. "B"                        41,790      280,206
Agrium Inc.                                  28,980      271,966
Rogers Communications Inc. "B"/1/            31,850      265,416
Fairfax Financial Holdings Ltd.               3,010      258,551
Cameco Corp.                                 12,530      249,476
CAE Inc.                                     50,680      218,314
Ballard Power Systems Inc./1/                14,210      199,487
C.I. Fund Management Inc.                    30,520      192,706
CP Ships Ltd.                                17,378      189,264
Falconbridge Ltd.                            17,570      188,653
Aliant Inc.                                  10,220      186,711
CGI Group Inc./1/                            46,060      185,719
Four Seasons Hotels Inc.                      5,110      181,045
Royal Group Technologies Ltd./1/             14,070      179,663
Intrawest Corp.                              10,570      173,930
Fording Inc.                                 11,554      173,681
TELUS Corp.                                  24,360      157,716
QLT Corp./1/                                 15,470      129,314
Quebecor Inc. "B"                             8,960       98,962
Hudson's Bay Co.                             15,540       77,002
TOTAL COMMON STOCKS
  (COST: $79,925,539)                                 66,280,528

Schedules of Investments                                                      31
iShares MSCI Canada Index Fund
August 31, 2002

Security                                     Shares        Value
----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 11.21%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    5,967,948  $ 5,967,948
Dreyfus Money Market Fund                   501,654      501,654
Goldman Sachs Financial Square
  Prime Obligation Fund                     248,203      248,203
Providian Temp Cash Money
  Market Fund                               726,533      726,533
TOTAL SHORT TERM INSTRUMENTS
  (COST: $7,444,338)                                   7,444,338

TOTAL INVESTMENTS IN
  SECURITIES - 111.00%
  (COST $87,369,877)                                  73,724,866
OTHER ASSETS, LESS LIABILITIES - (11.00%)             (7,304,443)
                                                     -----------
NET ASSETS - 100.00%                                 $66,420,423
                                                     ===========

/1/  Non-income earning securities.

See Notes to Financial Statements.

32                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Hong Kong Index Fund
August 31, 2002

Security                                         Shares              Value
--------------------------------------------------------------------------

COMMON STOCKS - 99.42%
Hutchison Whampoa Ltd. a                      2,324,800        $15,722,157
Cheung Kong (Holdings) Ltd.                   1,660,000         11,864,684
Sun Hung Kai Properties Ltd.                  1,494,000          9,672,754
Hang Seng Bank Ltd.                             846,600          9,090,114
Hong Kong & China Gas Co. Ltd.                3,682,663          4,933,664
Swire Pacific Ltd. "A"                        1,079,000          4,883,122
Hongkong Electric Holdings Ltd.               1,245,000          4,852,263
CLP Holdings Ltd.                             1,162,200          4,678,552
Bank of East Asia Ltd.                        1,726,500          3,286,911
BOC Hong Kong (Holdings) Ltd./1/              2,905,000          3,128,394
Wharf (Holdings) Ltd. (The)                   1,328,000          2,766,622
Henderson Land Development Co. Ltd.             664,000          2,170,749
Li & Fung Ltd.                                1,992,000          2,170,682
Cathay Pacific Airways Ltd.                   1,328,000          2,051,627
MTR Corp. Ltd.                                1,603,583          2,025,005
Hang Lung Properties Ltd.                     1,826,000          1,872,746
PCCW Ltd./1/                                  9,960,883          1,787,979
Hong Kong Exchanges & Clearing Ltd.           1,328,000          1,753,624
Johnson Electric Holdings Ltd.                1,577,000          1,657,900
Cheung Kong Infrastructure Holdings Ltd.        664,000          1,157,750
New World Development Co. Ltd.                1,660,000          1,085,308
Esprit Holdings Ltd.                            664,000          1,081,125
Television Broadcasts Ltd.                      332,000          1,074,750
Hysan Development Co. Ltd.                      996,000            881,062
Shangri-La Asia Ltd.                          1,328,000            868,246
Giordano International Ltd.                   1,660,000            734,218
Sino Land Co. Ltd.                            1,992,000            651,185
SCMP Group Ltd.                               1,328,000            566,126
ASM Pacific Technology Ltd.                     249,000            451,711
TOTAL COMMON STOCKS
  (Cost: $120,793,711)                                          98,921,030

TOTAL INVESTMENTS IN SECURITIES - 99.42%
  (Cost $120,793,711)                                           98,921,030
Other Assets, Less Liabilities - 0.58%                             581,092
                                                               -----------
NET ASSETS - 100.00%                                           $99,502,122
                                                               ===========

/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      33

Schedule of Investments

iShares MSCI Malaysia Index Fund
August 31, 2002

Security                                             Shares            Value
----------------------------------------------------------------------------

COMMON STOCKS - 100.13%
Malayan Banking Bhd                               4,073,400      $ 9,379,539
Tenaga Nasional Bhd                               2,190,000        5,676,711
Telekom Malaysia Bhd                              2,628,000        5,428,895
Sime Darby Bhd                                    3,285,000        4,408,816
Genting Bhd                                       1,095,000        4,091,842
Commerce Asset Holdings Bhd                       3,633,000        3,709,484
Resorts World Bhd                                 1,314,000        3,596,211
Maxis Communications Bhd/1/                       2,190,000        3,227,368
British American Tobacco (Malaysia) Bhd             329,000        3,138,487
Public Bank Bhd                                   3,942,750        2,925,936
IOI Corp. Bhd                                     1,752,000        2,697,158
PLUS Expressways Bhd/1/                           4,380,000        2,662,579
Malaysian International Shipping Corp. Bhd        1,314,000        2,506,974
Technology Resources Industries Bhd/1/            2,847,000        1,798,105
Petronas Gas Bhd                                  1,095,000        1,743,355
YTL Corp. Bhd                                     1,533,620        1,711,197
Magnum Corp. Bhd                                  2,409,000        1,679,961
Tanjong PLC                                         657,000        1,651,145
Hong Leong Bank Bhd                               1,095,000        1,570,461
Malakoff Bhd                                      1,314,000        1,459,232
AMMB Holdings Bhd                                 1,095,400        1,406,724
Gamuda Bhd                                          876,000        1,360,105
Kuala Lumpur Kepong Bhd                             657,000        1,192,974
Nestle (Malaysia) Bhd                               219,000        1,167,039
RHB Capital Bhd                                   1,971,000        1,151,479
Perusahaan Otomobil Nasional Bhd                    438,000        1,141,105
Road Builder (Malaysia) Holdings Bhd                657,000          959,566
Hong Leong Credit Bhd                               767,400          932,997
IJM Corp. Bhd                                       657,000          881,763
Berjaya Sports Toto Bhd                             876,000          866,779
Malaysian Pacific Industries Bhd                    219,000          864,474
Malayan Cement Bhd                                3,285,000          782,349
Edaran Otomobil Nasional Bhd                        219,000          743,447
PPB Group Bhd                                       657,333          709,228
Star Publications (Malaysia) Bhd                    438,000          703,105
Malaysian Resources Corp. Bhd/1/                  2,190,000          691,579
Petronas Dagangan Bhd                               438,000          645,474
New Straits Times Press Bhd/1/                      438,000          628,184
SP Setia Bhd                                        657,000          618,963
Malaysian Oxygen Bhd                                219,000          587,842
Unisem (Malaysia) Bhd                               219,000          567,671
Malaysian Airline System Bhd/1/                     657,000          567,095
Golden Hope Plantations Bhd                         657,000          553,263
Malaysia Mining Corp. Bhd                           876,000          534,821
Multi-Purpose Holdings Bhd/1/                     1,533,000          524,447
OYL Industries Bhd                                   87,600          504,853
UMW Holdings Bhd                                    219,000          469,697
Oriental Holdings Bhd                               438,400          447,629
Courts Mammoth Bhd                                  438,000          428,779
Malaysia Airports Holdings Bhd                      876,000          424,168
Guinness Anchor Bhd                                 438,000          414,947
Hume Industries Bhd                                 219,000          371,724
Mulpha International Bhd/1/                       2,847,000          370,859
IOI Properties Bhd                                  219,000          350,112
TA Enterprise Bhd                                 1,971,000          350,112
Highlands & Lowlands Bhd                            438,000          345,789
IGB Corp. Bhd                                     1,314,000          326,771
Hong Leong Industries Bhd                           219,000          316,974
Puncak Niaga Holdings Bhd/1/                        438,000          310,058
Hap Seng Consolidated Bhd                           575,000          301,118
WTK Holdings Bhd                                    219,000          293,921
OSK Holdings Bhd                                    657,000          280,089
Tan Chong Motor Holdings Bhd                        876,000          272,021
FACB Resorts Bhd/1/                               4,380,000          236,290
JT International Bhd/1/                             219,000          222,458
TIME Engineering Bhd/1/                             657,000          209,203
Jaya Tiasa Holdings Bhd                             219,000          195,947
Malayan United Industries Bhd/1/                  1,095,000           86,447
OSK Property Holdings Bhd/2/                         59,727            5,187
TOTAL COMMON STOCKS
  (Cost: $67,028,200)                                             93,381,082

TOTAL INVESTMENTS IN SECURITIES - 100.13%
  (Cost $67,028,200)                                              93,381,082
Other Assets, Less Liabilities - (0.13%)                            (119,225)
                                                                 -----------
NET ASSETS - 100.00%                                             $93,261,857
                                                                 ===========

/1/  Non-income earning securities.
/2/ Security valued at fair value in accordance with procedures approved by the Board of Directors (Note 1).

See Notes to Financial Statements.

34                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Mexico Index Fund
August 31, 2002

Security                                              Shares            Value
-----------------------------------------------------------------------------

COMMON STOCKS - 99.93%
Telefonos de Mexico SA de CV - Series L           11,804,000      $17,530,120
America Movil SA de CV - Series L                 14,144,000        9,931,917
Cemex SA de CV                                     1,326,000        6,323,164
Wal-Mart de Mexico SA de CV - Series V             1,326,000        3,595,714
Grupo Financiero BBVA Bancomer SA de
  CV - Series B/1/                                 4,347,000        3,451,953
Fomento Economico Mexicano SA de CV                  910,000        3,415,503
Grupo Televisa SA - Series CPO/1/                  2,080,000        3,341,312
Kimberly-Clark de Mexico SA de CV - Series A       1,305,200        3,138,353
Grupo Modelo SA de CV - Series C                   1,040,000        2,616,328
Grupo Carso SA de CV - Series A1/1/                  764,400        2,116,012
Coca-Cola Femsa SA de CV ADR                          70,720        1,605,344
Grupo Bimbo SA - Series A                            702,000        1,219,163
Corporacion Interamericana de
  Entretenimiento SA de CV/1/                        644,800        1,172,569
Alfa SA de CV - Series A/1/                          655,200        1,151,776
Grupo Elektra SA de CV - Series CPO                1,367,600        1,088,746
TV Azteca SA de CV - Series CPO                    2,080,000          882,544
Tubos de Acero de Mexico SA                          452,400          821,785
Apasco SA de CV                                      135,200          809,997
Grupo Aeroportuario del Sureste SA de CV ADR          62,400          754,416
Controladora Comercial Mexicana SA de CV           1,378,000          751,837
Grupo Sanborns SA de CV - Series B1/1/               561,600          720,589
Grupo Mexico SA de CV - Series B                     598,000          686,923
Vitro SA de CV - Series A                            665,600          652,288
Organizacion Soriana SA de CV - Series B/1/          260,000          630,162
Grupo Continental SA                                 364,000          593,902
Industrias Penoles SA de CV - Series CP              312,000          551,616
Carso Global Telecom SA de CV - Series A1/1/         520,000          541,112
America Telecom SA de CV - Series A1/1/              520,000          328,900
Savia SA de CV - Series A/1/                         402,500          267,984
Consorcio Ara SA de CV/1/                            156,000          249,023
TOTAL COMMON STOCKS
  (Cost: $94,231,985)                                              70,941,052

TOTAL INVESTMENTS IN SECURITIES - 99.93%
  (Cost $94,231,985)                                               70,941,052
Other Assets, Less Liabilities - 0.07%                                 52,772
                                                                  -----------
NET ASSETS - 100.00%                                              $70,993,824
                                                                  ===========

/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      35

Schedule of Investments

iShares MSCI Pacific Ex-Japan Index Fund
August 31, 2002

Security                                           Shares             Value
---------------------------------------------------------------------------

COMMON STOCKS - 97.34%

AUSTRALIA - 60.33%
Amcor Ltd.                                        214,100      $  1,045,022
AMP Diversified Property Trust                     98,460           137,775
AMP Ltd.                                          299,480         2,298,210
Ansell Ltd./1/                                     48,826           187,214
Aristocrat Leisure Ltd.                            75,980           218,078
Australia and New Zealand Banking Group Ltd.      393,700         4,112,236
Australian Gas Light Co. Ltd.                     107,400           591,667
Australian Stock Exchange Ltd.                     28,060           196,939
BHP Billiton Ltd.                                 978,000         4,908,289
BHP Steel Ltd./1/                                 211,053           324,388
Boral Ltd.                                        152,320           360,831
Brambles Group                                    263,360         1,005,430
BRL Hardy Ltd.                                     45,520           230,709
BT Office Trust                                   226,960           180,047
Coca Cola Amatil Ltd.                             113,760           396,704
Cochlear Ltd.                                      14,620           311,695
Coles Myer Ltd.                                   288,400           929,456
Colonial First State Property Trust Group         115,020           152,712
Commonwealth Bank of Australia                    329,220         5,598,814
CSL Ltd.                                           43,540           551,682
CSR Ltd.                                          255,880           926,132
David Jones Ltd.                                   95,760            58,031
Deutsche Office Trust                             308,980           202,567
Foster's Group Ltd.                               538,060         1,467,290
Gandel Retail Trust                               248,620           173,935
General Property Trust                            488,600           740,229
Goodman Fielder Ltd.                              300,220           271,249
Harvey Norman Holdings Ltd.                       176,480           293,610
Iluka Resources Ltd.                               64,500           172,692
Insurance Australia Group Ltd.                    366,700           646,455
James Hardie Industries NV/1/                     106,080           396,219
John Fairfax Holdings Ltd.                        199,700           332,241
Leighton Holdings Ltd.                             38,480           235,940
Lend Lease Corp. Ltd.                             109,740           666,221
M.I.M. Holdings Ltd.                              551,920           361,839
Macquarie Bank Ltd.                                52,740           706,025
Macquarie Infrastructure Group                    510,780           816,022
Mayne Group Ltd.                                  231,160           472,445
Mirvac Group                                      157,360           358,025
National Australia Bank Ltd.                      406,560         7,760,702
Newcrest Mining Ltd.                               81,480           313,315
News Corporation Ltd.                             391,180         2,032,180
OneSteel Ltd.                                     126,180           114,698
Orica Ltd.                                         74,160           392,618
Origin Energy Ltd.                                178,880           366,579
PaperlinX Ltd.                                     89,060           251,692
Patrick Corporation Ltd.                           41,100           361,594
Publishing & Broadcasting Ltd.                     36,620           184,997
QBE Insurance Group Ltd.                          152,240           618,110
Rio Tinto Group                                    83,300         1,506,572
Santos Ltd.                                       166,160           588,589
Southcorp Ltd.                                    175,520           536,652
Stockland Trust Group                             199,800           486,513
Suncorp-Metway Ltd.                               136,080           940,081
TAB Ltd.                                          134,840           243,656
TABCORP Holdings Ltd.                              85,920           605,865
Telstra Corp. Ltd.                                577,340         1,545,770
Transurban Group Ltd.                             127,940           284,743
Wesfarmers Ltd.                                    97,880         1,601,483
Westfield Holdings Ltd.                           112,160           830,444
Westfield Trust                                   492,440           887,081
Westpac Banking Corp. Ltd.                        463,540         3,861,103
WMC Ltd.                                          300,200         1,270,116
Woodside Petroleum Ltd.                           126,840           911,891
Woolworths Ltd.                                   277,620         1,835,290
                                                                 63,367,399

HONG KONG - 22.68%
ASM Pacific Technology Ltd.                        50,000            90,705
Bank of East Asia Ltd.                            364,000           692,983
BOC Hong Kong (Holdings) Ltd./1/                  670,000           721,523
Cathay Pacific Airways Ltd.                       260,000           401,674
Cheung Kong (Holdings) Ltd.                       400,000         2,858,960
Cheung Kong Infrastructure Holdings Ltd.          120,000           209,232
CLP Holdings Ltd.                                 480,000         1,932,288
Esprit Holdings Ltd.                              120,000           195,384


36                                    2002 iShares Annual Report to Shareholders
iShares MSCI Pacific Ex-Japan Index Fund
August 31, 2002

Security                                     Shares         Value
-----------------------------------------------------------------

Giordano International Ltd.                 400,000  $    176,920
Hang Lung Properties Ltd.                   302,500       310,244
Hang Seng Bank Ltd.                         198,000     2,125,966
Henderson Land Development Co. Ltd.         160,000       523,072
Hong Kong & China Gas Co. Ltd.              940,600     1,260,122
Hong Kong Exchanges & Clearing Ltd.         280,000       369,740
Hongkong Electric Holdings Ltd.             360,000     1,403,064
Hutchison Whampoa Ltd.                      560,000     3,787,168
Hysan Development Co. Ltd.                  160,000       141,536
Johnson Electric Holdings Ltd.              400,000       420,520
Li & Fung Ltd.                              400,000       435,880
MTR Corp. Ltd.                              340,000       429,352
New World Development Co. Ltd.              380,000       248,444
PCCW Ltd./1/                              2,380,000       427,210
SCMP Group Ltd.                             320,000       136,416
Shangri-La Asia Ltd.                        280,000       183,064
Sino Land Co. Ltd.                          440,000       143,836
Sun Hung Kai Properties Ltd.                340,000     2,201,296
Swire Pacific Ltd. "A"                      250,000     1,131,400
Television Broadcasts Ltd.                   60,000       194,232
Wharf (Holdings) Ltd. (The)                 320,000       666,656
                                                       23,818,887

NEW ZEALAND - 2.02%
Auckland International Airport Ltd.          88,320       168,497
Carter Holt Harvey Ltd.                     242,260       195,964
Contact Energy Ltd.                          85,140       156,062
Fisher & Paykel Appliances Holdings Ltd.     16,840        80,318
Fletcher Building Ltd.                      103,400       138,277
Fletcher Challenge Forests Ltd./1/          258,060        28,954
Independent Newspapers Ltd.                  24,400        39,247
Sky City Entertainment Group Ltd.            54,120       176,891
Telecom Corp. of New Zealand Ltd.           380,560       900,443
Tower Ltd.                                   55,180       101,917
Warehouse Group Ltd. (The)                   37,900       128,841
                                                        2,115,411

SINGAPORE - 12.31%
Allgreen Properties Ltd.                     60,000        39,774
Capitaland Ltd.                             280,000       232,008
Chartered Semiconductor Manufacturing
  Ltd./1/                                   160,000       192,016
City Developments Ltd.                      120,000       411,456
Cycle & Carriage Ltd.                        40,000        98,292
DBS Group Holdings Ltd.                     280,000     1,904,112
First Capital Corp. Ltd.                     60,000        30,342
Fraser & Neave Ltd.                          47,700       209,894
GES International Ltd.                      180,000        36,000
Haw Par Corp. Ltd.                           20,000        49,146
Hotel Properties Ltd.                        60,000        35,316
Keppel Corp. Ltd.                           140,000       353,626
Keppel Land Ltd.                            120,000        92,580
NatSteel Ltd.                                60,000        60,690
Oversea-Chinese Banking Corp. Ltd.          260,000     1,604,668
Overseas Union Enterprise Ltd.               20,000        77,718
Parkway Holdings Ltd.                       200,000        88,000
SembCorp Industries Ltd.                    220,000       152,130
SembCorp Logistics Ltd.                      80,000        87,776
SembCorp Marine Ltd.                         80,000        49,832
Singapore Airlines Ltd.                     140,000       928,060
Singapore Exchange Ltd.                     220,000       153,384
Singapore Land Ltd.                          40,000        73,604
Singapore Press Holdings Ltd.               100,000     1,120,060
Singapore Technologies Engineering Ltd.     340,000       338,062
Singapore Telecommunications Ltd.         1,660,000     1,394,400
SMRT Corp. Ltd.                             300,000       108,000
United Overseas Bank Ltd.                   320,000     2,413,856
United Overseas Land Ltd.                   120,000       120,696
Venture Corp. Ltd.                           60,000       442,308
Wing Tai Holdings Ltd.                       80,000        34,744
                                                       12,932,550
TOTAL COMMON STOCKS
  (Cost: $106,679,328)                                102,234,247

Schedules of Investments                                                      37
iShares MSCI Pacific Ex-Japan Index Fund
August 31, 2002

Security                                     Shares         Value
-----------------------------------------------------------------

PREFERRED STOCKS - 2.17%

AUSTRALIA - 2.12%
News Corporation Ltd.                       513,140  $  2,227,592
                                                        2,227,592

NEW ZEALAND - 0.05%
Fletcher Challenge Forests Ltd./1/          396,380        46,337
                                                           46,337
TOTAL PREFERRED STOCKS
  (Cost: $2,919,007)                                    2,273,929

SHORT TERM INSTRUMENTS - 5.67%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    4,776,872     4,776,872
Dreyfus Money Market Fund                   401,534       401,534
Goldman Sachs Financial Square Prime
  Obligation Fund                           198,668       198,668
Providian Temp Cash Money Market Fund       581,532       581,532
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $5,958,606)                                    5,958,606

TOTAL INVESTMENTS IN SECURITIES - 105.18%
  (Cost $115,556,941)                                 110,466,782
Other Assets, Less Liabilities - (5.18%)               (5,437,969)
                                                     ------------
NET ASSETS - 100.00%                                 $105,028,813
                                                     ============

/1/  Non-income earning securities.

See notes to financial statements.

38                                    2002 iShares Annual Report to Shareholders

Schedule of Investments

iShares MSCI Singapore Index Fund
August 31, 2002

Security                                     Shares        Value
----------------------------------------------------------------

COMMON STOCKS - 99.58%

United Overseas Bank Ltd.                 1,760,000  $13,276,208
DBS Group Holdings Ltd.                   1,936,000   13,165,574
Oversea-Chinese Banking Corp. Ltd.        1,584,000    9,776,131
Singapore Telecommunications Ltd.         8,448,000    7,096,320
Singapore Press Holdings Ltd.               352,000    3,942,611
Singapore Airlines Ltd.                     528,000    3,500,112
Singapore Technologies Engineering Ltd.   3,344,000    3,324,939
Keppel Corp. Ltd.                         1,232,000    3,111,909
City Developments Ltd.                      880,000    3,017,344
Venture Corp. Ltd.                          352,000    2,594,874
Capitaland Ltd.                           2,816,000    2,333,338
Fraser & Neave Ltd.                         528,000    2,323,358
Singapore Exchange Ltd.                   2,640,000    1,840,608
SembCorp Industries Ltd.                  2,112,000    1,460,448
SMRT Corp. Ltd.                           4,048,000    1,457,280
Overseas Union Enterprise Ltd.              352,000    1,367,837
Neptune Orient Lines Ltd./1/              2,464,000    1,070,115
NatSteel Ltd.                             1,056,000    1,068,144
Chartered Semiconductor Manufacturing
  Ltd./1/                                   880,000    1,056,088
Creative Technology Ltd.                    123,200    1,006,778
SembCorp Marine Ltd.                      1,584,000      986,674
Singapore Land Ltd.                         528,000      971,573
United Overseas Land Ltd.                   880,000      885,104
Haw Par Corp. Ltd.                          352,000      864,970
Cycle & Carriage Ltd.                       352,000      864,969
Allgreen Properties Ltd.                  1,232,000      816,693
Keppel Land Ltd.                          1,056,000      814,704
Parkway Holdings Ltd.                     1,760,000      774,400
Wing Tai Holdings Ltd.                    1,408,000      611,494
SembCorp Logistics Ltd.                     528,000      579,322
GES International Ltd.                    2,640,000      528,000
ST Assembly Test Services Ltd./1/           528,000      485,813
Datacraft Asia Ltd.                         528,000      393,360
Hotel Properties Ltd.                       352,000      207,187
First Capital Corp. Ltd.                    352,000      178,006
TOTAL COMMON STOCKS
  (Cost: $102,618,354)                                87,752,285

TOTAL INVESTMENTS IN SECURITIES - 99.58%
  (Cost $102,618,354)                                 87,752,285
Other Assets, Less Liabilities - 0.42%                   374,091
                                                     -----------
NET ASSETS - 100.00%                                 $88,126,376
                                                     ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      39

Schedule of Investments
iSHARES MSCI SOUTH KOREA INDEX FUND
August 31, 2002

SECURITY                                     SHARES        VALUE
----------------------------------------------------------------
COMMON STOCKS - 100.01%
Samsung Electronics Co. Ltd.                 85,540  $23,556,504
Kookmin Bank                                186,559    8,723,005
SK Telecom Co. Ltd.                          36,400    7,162,195
POSCO                                        60,060    5,396,630
Samsung SDI Co. Ltd.                         50,050    3,976,684
Hyundai Motor Co. Ltd.                      115,570    3,269,171
Korea Electric Power Corp.                  174,720    3,059,908
Shinhan Financial Group Ltd.                216,580    3,045,220
LG Electronics Inc.(1)                       75,356    2,814,996
Samsung Electro-Mechanics Co. Ltd.           56,420    2,699,072
KT Corp.                                     54,320    2,472,069
KT Freetel(1)                                72,626    2,084,610
LG Chem Ltd.                                 51,870    1,877,237
Samsung Fire & Marine Insurance Co. Ltd.     27,300    1,873,830
Hana Bank                                    82,293    1,280,319
Shinsegae Department Store Co. Ltd.           7,280    1,241,649
Samsung Securities Co. Ltd.(1)               40,950    1,199,251
KT Corp. ADR                                 52,700    1,196,817
Kia Motors Corp.(1)                         125,580    1,044,802
Hyundai Mobis Co.                            43,680    1,038,651
LG Investments & Securities Co. Ltd.         63,700      911,552
Cheil Jedang Corp.                           17,290      798,365
Samsung Corp.                               110,110      776,848
Kookmin Credit Card Co. Ltd.                 22,113      750,622
Humax Co. Ltd.                               34,216      683,210
Hyundai Heavy Industries Co. Ltd.(1)         31,850      561,770
Samsung Heavy Industries Co. Ltd.(1)        134,680      518,237
Daishin Securities Co. Ltd.                  30,030      509,682
Daeduck Electronics Co. Ltd.                 52,821      496,591
Korea Exchange Bank(1)                       98,280      491,420
LG Chem Investment Ltd.                      66,246      485,016
Cheil Industries Inc.                        34,580      458,880
S-Oil Corp.                                  27,520      448,764
Daewoo Securities Co. Ltd.(1)                72,800      419,738
Hyundai Securities Co. Ltd.                  60,970      411,387
S1 Corp.                                     20,020      403,082
Pacific Corp.                                 3,640      387,637
Hyundai Department Store Co. Ltd.            13,650      379,876
LG Household & Health Care Ltd.              10,920      372,495
SK Global(1)                                 40,040      371,435
TriGem Computer Inc.(1)                      40,237      368,241
Kumgang Korea Chemical Co. Ltd.               3,640      366,438
Cheil Communications Inc.                     3,640      361,895
Hite Brewery Co. Ltd.                         6,370      357,731
Korean Air Co. Ltd.(1)                       27,300      356,595
Good Morning Securities Co. Ltd.(1)          78,260      325,554
NCsoft Corp.(1)                               2,912      321,012
LG Engineering & Construction Co. Ltd.       26,390      300,797
Daelim Industrial Co. Ltd.                   23,660      300,191
Hankuk Electric Glass Co. Ltd.                5,460      294,362
Dongwon Securities Co. Ltd.                  37,310      239,328
LG Cable Ltd.                                18,200      189,276
Hyosung Corp.                                17,293      188,476
Serome Technology Inc.(1)                    35,763      184,773
Hankook Tire Co. Ltd.                        88,270      177,722
Nong Shim Co. Ltd.                            2,730      176,708
Honam Petrochemical Corp.                     8,190      173,755
Poongsan Corp.                               15,470      167,320
Asiana Airlines(1)                           61,789      166,046
Daum Communications Corp.(1)                  6,097      161,055
YuHan Corp.                                   3,642      160,897
Samsung Fine Chemicals Co. Ltd.              10,920      157,629
Hanwha Chemical Corp.(1)                     34,580      132,342
LG Electronics Investment Inc.                9,100      127,950
Hotel Shilla Co. Ltd.                        22,750      123,408
Hyundai Merchant Marine Co. Ltd.(1)          40,950      108,341
Hanjin Shipping Co. Ltd.                     22,750      108,266
Dong-A Pharmaceutical Co. Ltd.                5,607       92,832
Hanjin Heavy Industries & Construction
  Co. Ltd.                                   34,580       86,310
Korea Zinc Co. Ltd.                           5,460       85,855
Hansol Paper Co. Ltd.(1)                     13,650       80,064
Korea Technology & Banking Network Corp.     26,390       74,650
Doosan Corp.(1)                               4,550       52,619
Haansoft Inc.(1)                             30,030       44,972
Daou Technology Inc.(1)                      25,480       44,624
Green Cross Corp.                             1,820       42,701
TOTAL COMMON STOCKS
  (COST: $68,571,936)                                 96,349,962

TOTAL INVESTMENTS IN
  SECURITIES - 100.01%
  (COST $68,571,936)                                  96,349,962
OTHER ASSETS, LESS LIABILITIES - (0.01%)                 (13,938)
                                                     -----------
NET ASSETS - 100.00%                                 $96,336,024
                                                     ===========

(1)  Non-income earning securities.

SEE NOTES TO FINANCIAL STATEMENTS.

40                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments
iSHARES MSCI TAIWAN INDEX FUND
August 31, 2002

SECURITY                                      SHARES         VALUE
------------------------------------------------------------------
COMMON STOCKS - 99.76%
Taiwan Semiconductor Manufacturing Co.
  Ltd.(1)                                 14,490,080  $ 21,114,177
United Microelectronics Corp.(1)          15,134,047    12,418,360
Hon Hai Precision Industry Co. Ltd.        1,610,430     6,113,473
Nan Ya Plastic Corp.                       6,118,597     5,610,278
Formosa Plastic Corp.                      4,508,282     5,410,728
Asustek Computer Inc.                      1,932,250     4,655,004
China Development Financial Holding
  Co.(1)                                   7,728,750     4,468,660
Chinatrust Financial Holding Co. Ltd.(1)   4,508,657     3,515,291
Cathay Financial Holdings Co. Ltd.         2,898,967     3,504,664
Fubon Financial Holding Co. Ltd.           3,864,000     3,430,153
Quanta Computer Inc.                       1,288,063     2,858,600
China Steel Corp.                          6,118,043     2,840,616
Formosa Chemicals & Fibre Corp.            2,898,041     2,665,741
Compal Electronics Inc.                    2,576,400     2,430,069
Winbond Electronics Corp.(1)               3,864,280     2,279,412
Benq Corp.                                 1,288,560     2,182,406
Acer Inc.                                  2,128,117     2,150,178
United World Chinese Commercial Bank       2,898,320     2,048,163
Hua Nan Financial Holdings Co. Ltd.        3,130,488     1,855,713
Realtek Semiconductor Corp.                  644,250     1,843,671
AU Optronics Corp.(1)                      2,254,000     1,744,225
Via Technologies Inc.                        966,200     1,650,539
Advanced Semiconductor Engineering
  Inc.(1)                                  2,898,357     1,650,400
First Commercial Bank(1)                   2,576,050     1,549,617
CTB Financial Holding Co.(1)               2,898,534     1,498,147
Macronix International Co. Ltd.(1)         3,864,200     1,478,202
International Commercial Bank of China     2,627,724     1,473,275
SinoPac Holdings Co.(1)                    3,075,393     1,347,084
Delta Electronics Inc.                       966,957     1,338,407
Inventec Co. Ltd.                          1,610,000     1,165,951
Chang Hwa Commercial Bank Ltd.             2,576,959     1,083,609
Ritek Corp.                                2,254,625     1,073,161
Siliconware Precision Indsustries Co.
  Ltd.(1)                                  1,932,525     1,072,214
CMC Magnetics Corp.                        2,576,400     1,064,566
Uni-President Enterprises Corp.            3,316,637     1,055,668
Far Eastern Textile Ltd.                   3,043,109     1,053,025
Lite-On Technology Corp.                     644,401     1,016,138
Pou Chen Corp.(1)                          1,549,927     1,009,297
Accton Technology Corp.(1)                   644,450       997,397
Tatung Co. Ltd.(1)                         4,186,120       990,147
Mosel Vitelic Inc.(1)                      3,542,080       941,245
Taishin Financial Holdings Co. Ltd.(1)     1,932,441       914,164
Micro-Star International Co. Ltd.            322,700       914,058
Ambit Microsystems Corp.                     322,940       891,162
International Bank of Taipei               2,048,471       849,417
Synnex Technology International Corp.        644,675       849,024
Walsin Lihwa Corp.(1)                      3,542,779       837,977
China Motor Co. Ltd.                         644,274       827,802
Cheng Shin Rubber Industry Co. Ltd.          644,782       779,500
Yageo Corp.(1)                             2,087,100       737,448
Yulon Motor Co. Ltd.                         966,331       728,029
Gigabyte Technology Co. Ltd.(1)              322,250       710,465
Taiwan Glass Industrial Corp.                966,189       637,637
Kinpo Electronics Inc.                       966,032       637,533
Teco Electric & Machinery Co. Ltd.(1)      1,932,092       623,437
Lite-On Electronics Inc.                     644,208       620,787
Nien Hsing Textile Co. Ltd.                  644,800       606,295
President Chain Store Corp.                  358,776       591,935
Compeq Manufacturing Co. Ltd.(1)             644,200       581,275
Pacific Electric Wire & Cable Co.
  Ltd.(1)                                  3,542,440       579,286
Arima Computer Corp.(1)                      966,600       508,068
Premier Image Technology Corp.               322,400       451,897
Asia Cement Corp.                          1,288,740       427,134
Formosa Taffeta Co. Ltd.                   1,005,285       406,576
Evergreen Marine Corp. Ltd.                  966,980       385,437
Taiwan Cement Corp.(1)                     1,288,537       383,796
Giant Manufacturing Co. Ltd.                 322,915       382,839
Sampo Corp.                                  966,148       366,767
Systex Corp.(1)                              644,520       348,186

SCHEDULES OF INVESTMENTS                                                      41
iSHARES MSCI TAIWAN INDEX FUND
August 31, 2002

SECURITY                                      SHARES         VALUE
------------------------------------------------------------------
China Airlines(1)                          1,009,898  $    343,563
D-Link Corp.                                 322,585       325,929
Shihlin Electric & Engineering Corp.         644,080       308,451
Taiwan Styrene Monomer Corp.(1)              322,000       296,189
Cathay Real Estate Development Co.
  Ltd.(1)                                  1,288,000       283,966
Taiwan Secom Co. Ltd.                        339,045       247,514
Picvue Electronics Ltd.(1)                   677,040       233,292
Eternal Chemical Co. Ltd.                    322,100       233,263
Phoenixtec Power Co. Ltd.                    322,630       224,225
Microelectronics Technology Inc.(1)          322,420       224,079
Yang Ming Marine Transport Corp.             966,000       207,332
Continental Engineering Corp.                673,247       196,597
Far Eastern Department Stores Co. Ltd.       966,160       191,850
Tung Ho Steel Enterprise Corp.(1)            676,200       190,548
Aurora Corp.(1)                              644,200       188,115
Prodisc Technology Inc.(1)                   322,572       179,913
WUS Printed Circuit Co. Ltd.(1)              322,000       178,654
Taiwan Tea Corp.(1)                        1,288,000       148,189
BES Engineering Corp.(1)                   1,288,000       112,458
China Synthetic Rubber Corp.(1)              335,230       108,660
Pacific Construction Co. Ltd.(1)           1,288,400        57,563
TOTAL COMMON STOCKS
  (COST: $176,260,196)                                 141,705,952

TOTAL INVESTMENTS IN
  SECURITIES - 99.76%
  (COST $176,260,196)                                  141,705,952
OTHER ASSETS, LESS LIABILITIES - 0.24%                     337,485
                                                      ------------
NET ASSETS - 100.00%                                  $142,043,437
                                                      ============

(1)  Non-income earning securities.

SEE NOTES TO FINANCIAL STATEMENTS.

42                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES, INC.
August 31, 2002

                                                                 iSHARES MSCI
                                      -----------------------------------------------------------------------
                                        Australia         Brazil         Canada      Hong Kong       Malaysia
                                       Index Fund     Index Fund     Index Fund     Index Fund     Index Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                   $83,477,611    $120,956,352   $87,369,877   $120,793,711    $67,028,200
                                      -----------    -----------    -----------   ------------    -----------
Foreign currency, at cost             $    77,728    $       951    $    72,869   $    117,004    $        58
                                      -----------    -----------    -----------   ------------    -----------
Investments in securities, at
  value (including securities
  on loan/1/) (Note 1)                $82,480,972    $83,214,271    $73,724,866   $ 98,921,030    $93,381,082
Foreign currency, at value                 78,422            996         73,099        117,004              -
Cash                                       54,253        471,970         47,774         85,534        613,456
Receivables:
  Investment securities sold              888,217      1,894,916        117,961      3,673,660        813,482
  Dividends and interest                  327,559        539,850        107,893        397,997         15,654
                                      -----------    -----------    -----------   ------------    -----------
Total Assets                           83,829,423     86,122,003     74,071,593    103,195,225     94,823,674
                                      -----------    -----------    -----------   ------------    -----------

LIABILITIES
Payables:
  iShares redeemed                              -        811,860              -              -              -
  Investment securities
    purchased                             906,937      1,344,591        126,364      3,554,578      1,448,046
  Collateral for securities on
    loan (Note 5)                       6,097,860              -      7,444,338              -              -
  Advisory fees (Note 2)                   77,903        155,649         66,598        105,474         93,310
  Distribution fees                        15,976         18,013         13,870         21,451         20,461
  Miscellaneous                                 -          4,100              -         11,600              -
                                      -----------    -----------    -----------   ------------    -----------
Total Liabilities                       7,098,676      2,334,213      7,651,170      3,693,103      1,561,817
                                      -----------    -----------    -----------   ------------    -----------
NET ASSETS                            $76,730,747    $83,787,790    $66,420,423   $ 99,502,122    $93,261,857
                                      ===========    ===========    ===========   ============    ===========

NET ASSETS CONSIST OF:
  Paid-in capital                     $85,316,687   $188,750,035    $81,692,551   $132,159,809    $91,959,428
  Undistributed net investment
    income                              1,354,021        695,550        229,339      1,567,728        844,296
  Accumulated net realized
    loss                               (8,947,172)   (67,788,032)    (1,856,569)   (12,352,734)   (25,894,691)
  Net unrealized appreciation
    (depreciation) on
    investments and
    translation of assets and
    liabilities in foreign
    currencies                           (992,789)   (37,869,763)   (13,644,898)   (21,872,681)    26,352,824
                                      -----------    -----------    -----------   ------------    -----------
NET ASSETS                            $76,730,747    $83,787,790    $66,420,423   $ 99,502,122    $93,261,857
                                      ===========    ===========    ===========   ============    ===========
iShares outstanding                     8,200,000     10,100,000      7,000,000     12,450,000     16,425,000
                                      ===========    ===========    ===========   ============    ===========
Net asset value per iShare            $      9.36    $      8.30    $      9.49   $       7.99    $      5.68
                                      ===========    ===========    ===========   ============    ===========

/1/ Securities on loan with market values of $5,708,304, $-, $7,072,765, $- and $-, respectively. See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          43
iSHARES, INC.
August 31, 2002

                                                                      iSHARES MSCI
                                       ---------------------------------------------------------------------------------
                                            Mexico    Pacific ex-Japan        Singapore     South Korea           Taiwan
                                        Index Fund          Index Fund       Index Fund      Index Fund       Index Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                   $ 94,231,985      $ 115,556,941    $ 102,618,354    $ 68,571,936    $ 176,260,196
                                      ------------      -------------    -------------    ------------    -------------
Foreign currency, at cost             $    142,760      $      88,808    $     246,028    $      2,559    $     590,988
                                      ------------      -------------    -------------    ------------    -------------
Investments in
  securities, at value
  (including securities
  on loan(1)) (Note 1)                $ 70,941,052      $ 110,466,782    $  87,752,285    $ 96,349,962    $ 141,705,952
Foreign currency, at
  value                                    142,623             89,528          246,717           2,557          585,697
Cash                                        25,681            135,051           84,206         201,202           75,683
Receivables:
  Investment securities
    sold                                      --            1,524,861             --         2,294,678             --
  Dividends and interest                        33            399,678          241,268          21,959          209,101
                                      ------------      -------------    -------------    ------------    -------------
Total Assets                            71,109,389        112,615,900       88,324,476      98,870,358      142,576,433
                                      ------------      -------------    -------------    ------------    -------------

LIABILITIES
Payables:
  Investment securities
    purchased                                 --            1,540,341             --         2,390,926             --
  Collateral for
    securities on loan
    (Note 5)                                  --            5,958,606             --              --               --
  Foreign taxes on stock
    dividends                                 --                 --               --              --            308,675
  Advisory fees (Note 2)                    89,894             80,940          135,496         123,631          193,289
  Distribution fees                         15,871               --             18,969          19,777           31,032
  Custodian fees                              --                 --              7,513            --               --
  Accrued expenses                            --                 --             36,122            --               --
  Miscellaneous                              9,800              7,200             --              --               --
                                      ------------      -------------    -------------    ------------    -------------
Total Liabilities                          115,565          7,587,087          198,100       2,534,334          532,996
                                      ------------      -------------    -------------    ------------    -------------
NET ASSETS                            $ 70,993,824      $ 105,028,813    $  88,126,376    $ 96,336,024    $ 142,043,437
                                      ============      =============    =============    ============    =============

NET ASSETS CONSIST OF:
  Paid-in capital                     $ 96,588,220      $ 109,415,356    $ 112,984,525    $ 72,066,753    $ 201,255,718
  Undistributed net
    investment income
    (accumulated net
    investment loss)                     1,806,911          1,225,006          621,111          (8,651)          (9,444)
  Undistributed net
    realized gain (loss)                (4,110,055)          (524,882)     (10,613,845)     (3,500,118)     (24,641,083)
  Net unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currencies                 (23,291,252)        (5,086,667)     (14,865,415)     27,778,040      (34,561,754)
                                      ------------      -------------    -------------    ------------    -------------
NET ASSETS                            $ 70,993,824      $ 105,028,813    $  88,126,376    $ 96,336,024    $ 142,043,437
                                      ============      =============    =============    ============    =============
iShares outstanding                      5,200,000          2,000,000       17,600,000       4,550,000       16,100,000
                                      ============      =============    =============    ============    =============
Net asset value per
  iShare                              $      13.65      $       52.51    $        5.01    $      21.17    $        8.82
                                      ============      =============    =============    ============    =============

/1/ Securities on loan with market values of $-, $5,602,631, $-, $- and $-, respectively. See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.

44                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES, INC.
Year Ended August 31, 2002

                                                                     iSHARES MSCI
                                ------------------------------------------------------------------------------
                                     Australia          Brazil          Canada       Hong Kong        Malaysia
                                    Index Fund      Index Fund      Index Fund      Index Fund      Index Fund
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/                    $  2,220,301    $  4,101,193    $    547,219    $  2,584,871    $  1,949,480
  Interest                               2,143           1,331             863             641           2,555
  Securities lending income              5,100               -          16,333          12,077               -
                                  ------------    ------------    ------------    ------------    ------------
Total investment income              2,227,544       4,102,524         564,415       2,597,589       1,952,035
                                  ------------    ------------    ------------    ------------    ------------
EXPENSES (NOTE 2)
  Advisory fees                        327,154         637,828         181,343         380,665         394,527
  Administration fees                   29,879           8,478          13,064          27,994          37,136
  Distribution fees                    168,339         228,648          91,773         191,230         205,689
  Custodian fees and expenses           11,214          14,318           4,012           9,129          19,314
  Transfer agent fees                    4,907           2,103           4,078          10,638           9,327
  Directors' fees                        2,774             783           1,214           2,596           3,456
  Professional fees                     13,903           8,067           9,380          13,349          15,972
  Federal and state
    registration fees                      431           2,524               -             970               -
  Insurance                              1,379             478             499           1,658           1,779
  Printing                               2,358             665           1,032           2,207           2,938
  AMEX listing fee                         183              53              80             171             228
  Interest expense                       1,186             133             207             442             589
  Miscellaneous expenses                 1,911           1,370           1,677           1,484             159
                                  ------------    ------------    ------------    ------------    ------------
Total expenses                         565,618         905,448         308,359         642,533         691,114
                                  ------------    ------------    ------------    ------------    ------------
Net investment income                1,661,926       3,197,076         256,056       1,955,056       1,260,921
                                  ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
  Net realized gain (loss)
    from:
    Investments                       (855,026)    (65,342,395)       (330,199)     (3,130,363)     (2,071,231)
    In-kind redemptions                841,957               -         472,940       3,991,252               -
    Foreign currency
      transactions                     (15,683)     (2,310,667)         (2,717)           (170)         (2,210)
                                  ------------    ------------    ------------    ------------    ------------
  Net realized gain (loss)             (28,752)    (67,653,062)        140,024         860,719      (2,073,441)
                                  ------------    ------------    ------------    ------------    ------------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments                     (1,974,714)    (30,639,837)     (8,820,582)    (18,574,348)      6,091,360
    Translation of assets and
      liabilities in foreign
      currencies                        11,827        (120,165)            423               4             (58)
                                  ------------    ------------    ------------    ------------    ------------
  Net change in unrealized
    appreciation
    (depreciation)                  (1,962,887)    (30,760,002)     (8,820,159)    (18,574,344)      6,091,302
                                  ------------    ------------    ------------    ------------    ------------
Net realized and unrealized
  gain (loss)                       (1,991,639)    (98,413,064)     (8,680,135)    (17,713,625)      4,017,861
                                  ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                      $   (329,713)   $(95,215,988)   $ (8,424,079)   $(15,758,569)   $  5,278,782
                                  ============    ============    ============    ============    ============

/1/  Net of foreign withholding tax of $41,903, $348,300, $96,492, $- and $-, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          45
iSHARES, INC.
Year Ended August 31, 2002

                                                                          iSHARES MSCI
                                            ------------------------------------------------------------------------
                                                  Mexico  Pacific ex-Japan     Singapore   South Korea        Taiwan
                                              Index Fund     Index Fund/2/    Index Fund    Index Fund    Index Fund
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/                            $  2,640,784    $  1,595,430    $  1,845,248   $    800,622   $  1,556,248
  Interest                                         252             870             330          1,362          5,414
  Securities lending income                    101,605             378          52,577              -              -
                                          ------------    ------------    ------------   ------------   ------------
Total investment income                      2,742,641       1,596,678       1,898,155        801,984      1,561,662
                                          ------------    ------------    ------------   ------------   ------------
EXPENSES (NOTE 2)
  Advisory fees                                496,588         205,239         252,406        520,694        914,919
  Administration fees                           20,157           7,173          96,079         24,489         59,754
  Distribution fees                            236,900               -         207,777        202,505        371,701
  Stock dividend tax expense                         -               -               -          8,048        508,725
  Custodian fees and expenses                   19,135           2,178          59,499         28,262         80,718
  Transfer agent fees                            5,033           1,364          12,088          2,258          2,068
  Directors' fees                                1,875             650          11,625          2,259          5,528
  Professional fees                             11,346           4,871          31,204         12,215         21,637
  Federal and state
    registration fees                                -           5,952           1,254          4,644          5,092
  Insurance                                      1,242           6,861           5,854            578          2,534
  Printing                                       1,594             552          16,867          1,920          4,698
  AMEX listing fee                                 124              43           1,278            149            364
  Interest expense                                 522             111           1,281            385            942
  Miscellaneous expenses                         1,467           1,151           2,426          1,564          1,981
                                          ------------    ------------    ------------   ------------   ------------
Total expenses                                 795,983         236,145         699,638        809,970      1,980,661
                                          ------------    ------------    ------------   ------------   ------------
Net investment income (loss)                 1,946,658       1,360,533       1,198,517         (7,986)      (418,999)
                                          ------------    ------------    ------------   ------------   ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
  Net realized gain (loss)
    from:
    Investments                             (3,144,990)       (524,882)     (5,528,850)       178,423     (8,154,107)
    In-kind redemptions                        201,020         707,836       2,719,899              -              -
    Foreign currency
      transactions                             (72,436)           (527)         21,870        (12,880)        (7,827)
                                          ------------    ------------    ------------   ------------   ------------
  Net realized gain (loss)                  (3,016,406)        182,427      (2,787,081)       165,543     (8,161,934)
                                          ------------    ------------    ------------   ------------   ------------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments                            (21,824,037)     (5,090,159)     (3,942,037)    30,105,298      2,237,980
    Translation of assets and
      liabilities in foreign
      currencies                                   652           3,492          (7,671)           (18)        (9,418)
                                          ------------    ------------    ------------   ------------   ------------
  Net change in unrealized
    appreciation
    (depreciation)                         (21,823,385)     (5,086,667)     (3,949,708)    30,105,280      2,228,562
                                          ------------    ------------    ------------   ------------   ------------
Net realized and unrealized
  gain (loss)                              (24,839,791)     (4,904,240)     (6,736,789)    30,270,823     (5,933,372)
                                          ------------    ------------    ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                              $(22,893,133)   $ (3,543,707)   $ (5,538,272)  $ 30,262,837   $ (6,352,371)
                                          ============    ============    ============   ============   ============

/1/ Net of foreign withholding tax of $18,033, $50,766, $-, $165,141 and $897,539, respectively.
/2/ For the period October 25, 2001 (commencement of operations) to August 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

46                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES, INC.

                                      iSHARES MSCI                      iSHARES MSCI                      iSHARES MSCI
                                       AUSTRALIA                           BRAZIL                            CANADA
                                       INDEX FUND                        INDEX FUND                        INDEX FUND
                            --------------------------------  ---------------------------------  --------------------------------
                                    For the          For the          For the           For the          For the          For the
                                 year ended       year ended       year ended        year ended       year ended       year ended
                            August 31, 2002  August 31, 2001  August 31, 2002   August 31, 2001  August 31, 2002  August 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income       $   1,661,926    $   1,387,393    $   3,197,076   $     729,605      $     256,056    $      91,912
  Net realized gain
    (loss)                          (28,752)      (4,317,217)     (67,653,062)     (1,935,015)           140,024         (795,189)
  Net change in
    unrealized
    appreciation
    (depreciation)               (1,962,887)         188,166      (30,760,002)     (6,758,566)        (8,820,159)      (8,092,003)
                              -------------    -------------    -------------   -------------      -------------    -------------
Net decrease in net
  assets resulting from
  operations                       (329,713)      (2,741,658)     (95,215,988)     (7,963,976)        (8,424,079)      (8,795,280)
                              -------------    -------------    -------------   -------------      -------------    -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                  3,111           89,256           38,281         124,481               (670)          92,157
                              -------------    -------------    -------------   -------------      -------------    -------------
DISTRIBUTIONS TO iSHAREHOLDERS:
  From net investment
    income                         (256,001)      (1,236,366)               -        (694,519)           (24,000)         (49,958)
  In excess of net
    realized gain                         -                -                -               -                  -         (437,259)
  Return of capital                       -         (140,041)               -        (107,731)                 -          (94,894)
                              -------------    -------------    -------------   -------------      -------------    -------------
Total distributions to
  iShareholders                    (256,001)      (1,376,407)               -        (802,250)           (24,000)        (582,111)
                              -------------    -------------    -------------   -------------      -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                   23,805,539       13,148,099      235,842,533       4,362,129         49,188,050       16,145,798
  iShares redeemed               (3,803,959)     (13,382,010)     (70,880,598)              -         (3,207,637)               -
                              -------------    -------------    -------------   -------------      -------------    -------------
Net increase (decrease)
  in net assets from
  iShares transactions           20,001,580         (233,911)     164,961,935       4,362,129         45,980,413       16,145,798
                              -------------    -------------    -------------   -------------      -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS                     19,418,977       (4,262,720)      69,784,228      (4,279,616)        37,531,664        6,860,564
NET ASSETS:
Beginning of year                57,311,770       61,574,490       14,003,562      18,283,178         28,888,759       22,028,195
                              -------------    -------------    -------------   -------------      -------------    -------------
End of year                   $  76,730,747    $  57,311,770    $  83,787,790   $  14,003,562      $  66,420,423    $  28,888,759
                              =============    =============    =============   =============      =============    =============
Undistributed net
  investment income
  (accumulated net
  investment loss)
  included in net assets
  at end of year              $   1,354,021    $     (49,100)   $     695,550   $    (190,859)     $     229,339    $           -
                              =============    =============    =============   =============      =============    =============
iSHARES ISSUED AND REDEEMED:
  iShares sold                    2,400,000        1,400,000       17,900,000         300,000          4,600,000        1,400,000
  iShares redeemed                 (400,030)      (1,400,000)      (9,050,000)              -           (300,030)               -
                              -------------    -------------    -------------   -------------      -------------    -------------
Net increase in iShares
  outstanding                     1,999,970                -        8,850,000         300,000          4,299,970        1,400,000
                              =============    =============    =============   =============      =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          47
iSHARES, INC.

                                     iSHARES MSCI                      iSHARES MSCI                       iSHARES MSCI
                                      HONG KONG                          MALAYSIA                            MEXICO
                                      INDEX FUND                        INDEX FUND                         INDEX FUND
                           --------------------------------  --------------------------------   --------------------------------
                                   For the          For the          For the          For the           For the          For the
                                year ended       year ended       year ended       year ended        year ended       year ended
                           August 31, 2002  August 31, 2001  August 31, 2002  August 31, 2001   August 31, 2002  August 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income        $ 1,955,056      $ 1,379,407      $ 1,260,921      $ 1,010,369     $  1,946,658       $   435,614
  Net realized gain
    (loss)                         860,719       (3,303,349)      (2,073,441)     (13,093,046)      (3,016,406)        3,261,577
  Net change in
    unrealized
    appreciation
    (depreciation)             (18,574,344)     (22,064,345)       6,091,302       (3,810,341)     (21,823,385)       (6,058,723)
                               -----------      -----------      -----------      -----------     ------------       -----------
Net increase (decrease)
  in net assets resulting
  from operations              (15,758,569)     (23,988,287)       5,278,782      (15,893,018)     (22,893,133)       (2,361,532)
                               -----------      -----------      -----------      -----------     ------------       -----------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                 9,753           13,700          (49,579)        (142,105)         (39,128)           85,413
                               -----------      -----------      -----------      -----------     ------------       -----------
DISTRIBUTIONS TO iSHAREHOLDERS:
  From net investment
    income                        (387,060)      (1,363,022)        (411,751)      (1,010,369)        (161,002)         (430,999)
  In excess of net
    investment income                    -                -                -           (4,201)               -                 -
  From net realized gain                 -                -                -                -                -           (84,506)
  Return of capital                      -          (34,163)               -           (3,031)               -                 -
                               -----------      -----------      -----------      -----------     ------------       -----------
Total distributions to
  iShareholders                   (387,060)      (1,397,185)        (411,751)      (1,017,601)        (161,002)         (515,505)
                               -----------      -----------      -----------      -----------     ------------       -----------
iSHARES TRANSACTIONS:
  iShares sold                  77,492,553        2,395,228       27,772,630       13,044,226      201,695,400        24,022,185
  iShares redeemed             (14,800,647)      (3,556,433)     (20,205,691)     (14,319,891)    (153,663,820)      (15,301,836)
                               -----------      -----------      -----------      -----------     ------------       -----------
Net increase (decrease)
  in net assets from
  iShares transactions          62,691,906       (1,161,205)       7,566,939       (1,275,665)      48,031,580         8,720,349
                               -----------      -----------      -----------      -----------     ------------       -----------
INCREASE (DECREASE) IN
  NET ASSETS                    46,556,030      (26,532,977)      12,384,391      (18,328,389)      24,938,317         5,928,725
NET ASSETS:
Beginning of year               52,946,092       79,479,069       80,877,466       99,205,855       46,055,507        40,126,782
                               -----------      -----------      -----------      -----------     ------------       -----------
End of year                    $99,502,122      $52,946,092      $93,261,857      $80,877,466     $ 70,993,824       $46,055,507
                               ===========      ===========      ===========      ===========     ============       ===========
Undistributed net
  investment income
  (accumulated net
  investment loss)
  included in net assets
  at end of year               $ 1,567,728      $       (98)     $   844,296      $    (2,667)    $  1,806,911       $    93,695
                               ===========      ===========      ===========      ===========     ============       ===========
iSHARES ISSUED AND REDEEMED:
  iShares sold                   8,100,000          225,000        4,575,000        2,550,000       12,200,000         1,600,000
  iShares redeemed              (1,576,000)        (300,000)      (3,975,030)      (3,375,000)     (10,000,030)       (1,000,000)
                               -----------      -----------      -----------      -----------     ------------       -----------
Net increase (decrease)
  in iShares outstanding         6,524,000          (75,000)         599,970         (825,000)       2,199,970           600,000
                               ===========      ===========      ===========      ===========     ============       ===========

SEE NOTES TO FINANCIAL STATEMENTS.

48                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                                    iSHARES MSCI                     iSHARES MSCI                        iSHARES MSCI
                                  PACIFIC EX-JAPAN                    SINGAPORE                          SOUTH KOREA
                                     INDEX FUND                       INDEX FUND                          INDEX FUND
                                 -------------------    ----------------------------------   -----------------------------------
                                      For the period            For the            For the            For the            For the
                                 October 25, 2001/1/         year ended         year ended         year ended         year ended
                                  to August 31, 2002    August 31, 2002    August 31, 2001    August 31, 2002    August 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income
    (loss)                          $    1,360,533        $   1,198,517      $     756,108       $     (7,986)     $     123,192
  Net realized gain
    (loss)                                 182,427           (2,787,081)        (1,508,642)           165,543         (2,900,366)
  Net change in
    unrealized
    appreciation
    (depreciation)                      (5,086,667)          (3,949,708)       (20,518,141)        30,105,280         (1,648,141)
                                    --------------        -------------      -------------       ------------      -------------
Net increase (decrease)
  in net assets resulting
  from operations                       (3,543,707)          (5,538,272)       (21,270,675)        30,262,837         (4,425,315)
                                    --------------        -------------      -------------       ------------      -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                         2,522               17,460            255,605                  -            196,369
                                    --------------        -------------      -------------       ------------      -------------
DISTRIBUTIONS TO iSHAREHOLDERS:
  From net investment
    income                                (135,000)            (596,000)          (748,996)                 -            (99,405)
  In excess of net
    realized gain                                -                    -           (632,262)                 -                  -
  Return of capital                              -                    -           (255,146)                 -           (196,995)
                                    --------------        -------------      -------------       ------------      -------------
Total distributions to
  iShareholders                           (135,000)            (596,000)        (1,636,404)                 -           (296,400)
                                    --------------        -------------      -------------       ------------      -------------
iSHARES TRANSACTIONS:
  iShares sold                         114,332,732           31,258,149         19,756,633         38,694,565         28,671,126
  iShares redeemed                      (5,627,734)         (10,718,594)       (12,120,688)       (10,388,731)                 -
                                    --------------        -------------      -------------       ------------      -------------
Net increase in net
  assets from iShares
  transactions                         108,704,998           20,539,555          7,635,945         28,305,834         28,671,126
                                    --------------        -------------      -------------       ------------      -------------
INCREASE (DECREASE) IN
  NET ASSETS                           105,028,813           14,422,743        (15,015,529)        58,568,671         24,145,780
NET ASSETS:
Beginning of period                              -           73,703,633         88,719,162         37,767,353         13,621,573
                                    --------------        -------------      -------------       ------------      -------------
End of period                       $  105,028,813        $  88,126,376      $  73,703,633       $ 96,336,024      $  37,767,353
                                    ==============        =============      =============       ============      =============
Undistributed net
  investment income
  (accumulated net
  investment loss)
  included in net assets
  at end of period                  $    1,225,006        $     621,111      $      (3,575)      $     (8,651)     $     (41,734)
                                    ==============        =============      =============       ============      =============
iSHARES ISSUED AND REDEEMED:
  iShares sold                           2,100,000            5,700,000          3,900,000          2,150,000          2,100,000
  iShares redeemed                        (100,000)          (1,900,030)        (1,800,000)          (450,000)                 -
                                    --------------        -------------      -------------       ------------      -------------
Net increase in iShares
  outstanding                            2,000,000            3,799,970          2,100,000          1,700,000          2,100,000
                                    ==============        =============      =============       ============      =============

/1/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          49
iShares, Inc.

                                                    iShares MSCI
                                                       Taiwan
                                                     Index Fund
                                          --------------------------------
                                                  For the          For the
                                               year ended       year ended
                                          August 31, 2002  August 31, 2001
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss                      $   (418,999)    $   (220,980)
  Net realized loss                          (8,161,934)     (15,112,187)
  Net change in unrealized appreciation
    (depreciation)                            2,228,562      (33,745,530)
                                           ------------     ------------
Net decrease in net assets resulting
  from operations                            (6,352,371)     (49,078,697)
                                           ------------     ------------
Undistributed net investment income
  included in the price of capital
  shares issued or redeemed                       4,467          223,684
                                           ------------     ------------
iSHARES TRANSACTIONS:
  iShares sold                               37,605,113      116,973,966
                                           ------------     ------------
Net increase in net assets from iShares
  transactions                               37,605,113      116,973,966
                                           ------------     ------------
INCREASE IN NET ASSETS                       31,257,209       68,118,953

NET ASSETS:
Beginning of year                           110,786,228       42,667,275
                                           ------------     ------------
End of year                                $142,043,437     $110,786,228
                                           ============     ============
Accumulated net investment loss included
  in net assets at end of year             $     (9,444)    $    (11,996)
                                           ============     ============

iSHARES ISSUED AND REDEEMED:
  iShares sold                                3,800,000        9,700,000
                                           ------------     ------------
Net increase in iShares outstanding           3,800,000        9,700,000
                                           ============     ============

See notes to financial statements.

50                                    2002 iShares Annual Report to Shareholders

Financial Highlights

iShares, Inc.

(For a share outstanding throughout each period)

                                                          iShares MSCI Australia Index Fund
                                 ------------------------------------------------------------------------------------
                                     Year ended       Year ended       Year ended       Year ended         Year ended
                                  Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999      Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR                                  $  9.24          $  9.93          $  9.99          $  7.75            $ 10.35
                                        -------          -------          -------          -------            -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(1)                 0.23             0.24             0.23             0.20               0.23
  Net realized and unrealized
    gain (loss)                           (0.07)           (0.71)           (0.04)            2.29              (2.60)
                                        -------          -------          -------          -------            -------
Total from investment
  operations                               0.16            (0.47)            0.19             2.49              (2.37)
                                        -------          -------          -------          -------            -------
LESS DISTRIBUTIONS FROM:
  Net investment income                   (0.04)           (0.20)           (0.22)           (0.19)             (0.23)
  In excess of net investment
    income                                   --               --            (0.01)           (0.00)(3)          (0.00)(3)
  Return of capital                          --            (0.02)           (0.02)           (0.06)                --
                                        -------          -------          -------          -------            -------
Total distributions                       (0.04)           (0.22)           (0.25)           (0.25)             (0.23)
                                        -------          -------          -------          -------            -------
NET ASSET VALUE, END OF YEAR            $  9.36          $  9.24          $  9.93          $  9.99            $  7.75
                                        =======          =======          =======          =======            =======

TOTAL RETURN                               1.74%           (4.77) %          1.84%           32.09%            (23.11)%
                                        =======          =======          =======          =======            =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                              $76,731          $57,312          $61,574          $53,957            $34,099
  Ratio of expenses to average
    net assets                             0.84%            0.84%            0.95%            1.00%              1.05%
  Ratio of net investment
    income to average net
    assets                                 2.47%            2.54%            2.22%            2.03%              2.38%
  Portfolio turnover rate(2)                  5%              23%              36%              14%                 1%

(1)  Based on average shares outstanding throughout the period.
(2) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(3)  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          51
iShares, Inc.

(For a share outstanding throughout each period)

                                           iShares MSCI Brazil Index Fund
                                 --------------------------------------------------
                                                                        Period from
                                                                   Jul. 10, 2000(7)
                                     Year ended       Year ended                 to
                                  Aug. 31, 2002    Aug. 31, 2001      Aug. 31, 2000
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $ 11.20           $ 19.25          $ 20.22
                                     -------           -------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(3)              0.38              0.68             0.02
  Net realized and unrealized
    loss                               (3.28)            (8.09)           (0.63)
                                     -------           -------          -------
Total from investment
  operations                           (2.90)            (7.41)           (0.61)
                                     -------           -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment income                   --             (0.56)           (0.02)
  In excess of net realized
    gain                                  --                --            (0.34)
  Return of capital                       --             (0.08)              --
                                     -------           -------          -------
Total distributions                       --             (0.64)           (0.36)
                                     -------           -------          -------
NET ASSET VALUE, END OF PERIOD       $  8.30           $ 11.20          $ 19.25
                                     =======           =======          =======

TOTAL RETURN                          (25.89)%          (38.52)%          (2.97)%(5)
                                     =======           =======          =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                           $83,788           $14,004          $18,283
  Ratio of expenses to average
    net assets(6)                       0.99%             0.99%            0.99%(1)
  Ratio of net investment
    income to average net
    assets(6)                           3.50%             4.44%            0.77%(2)
  Portfolio turnover rate(4)             103%               43%              64%

(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.40%.
(2) Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 0.37%.
(3)  Based on average shares outstanding throughout the period.
(4) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(5)  Not annualized.
(6)  Annualized for periods of less than one year.
(7)  Commencement of operations.

See notes to financial statements.

52                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

(For a share outstanding throughout each period)

                                                            iShares MSCI Canada Index Fund
                                 ------------------------------------------------------------------------------------
                                     Year ended       Year ended       Year ended         Year ended       Year ended
                                  Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000      Aug. 31, 1999    Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR                                  $ 10.70          $ 16.94          $ 13.22             $ 9.90          $ 13.43
                                        -------          -------          -------             ------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(3)                 0.07             0.05             0.70               0.07             0.07
  Net realized and unrealized
    gain (loss)                           (1.27)           (5.92)            8.08               3.87            (2.89)
                                        -------          -------          -------             ------          -------
Total from investment
  operations                              (1.20)           (5.87)            8.78               3.94            (2.82)
                                        -------          -------          -------             ------          -------
LESS DISTRIBUTIONS FROM:
  Net investment income                   (0.01)           (0.02)           (0.52)             (0.08)           (0.13)
  In excess of net investment
    income                                   --               --            (0.03)             (0.01)           (0.00)(5)
  Net realized gain                          --               --            (4.08)             (0.53)           (0.58)
  In excess of net realized
    gain                                     --            (0.31)           (0.31)                --               --
  Return of capital                          --            (0.04)           (0.12)                --               --
                                        -------          -------          -------             ------          -------
Total distributions                       (0.01)           (0.37)           (5.06)             (0.62)           (0.71)
                                        -------          -------          -------             ------          -------
NET ASSET VALUE, END OF YEAR            $  9.49          $ 10.70          $ 16.94             $13.22          $  9.90
                                        =======          =======          =======             ======          =======

TOTAL RETURN                             (11.23)%         (34.95)%          67.21%             39.71%          (21.69)%
                                        =======          =======          =======             ======          =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                              $66,420          $28,889          $22,028             $9,253          $ 6,932
  Ratio of expenses to average
    net assets                             0.84%            0.84%            1.17%(1)           1.23%            1.14%
  Ratio of net investment
    income to average net
    assets                                 0.70%            0.44%            4.07%(2)           0.53%            0.46%
  Portfolio turnover rate(4)                  5%              63%              64%                12%               4%

(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.19%.
(2) Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 4.05%.
(3)  Based on average shares outstanding throughout the period.
(4) Excludes portfolio securities received or delivered as a result of processing captial share transactions in Creation Units.
(5)  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          53
iShares, Inc.

(For a share outstanding throughout each period)

                                                         iShares MSCI Hong Kong Index Fund
                                 ----------------------------------------------------------------------------------
                                     Year ended       Year ended       Year ended       Year ended       Year ended
                                  Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999    Aug. 31, 1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR                                   $ 8.93          $ 13.24          $ 11.83          $  6.41          $ 14.73
                                         ------          -------          -------          -------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(1)                 0.23             0.23             0.33             0.29             0.35
  Net realized and unrealized
    gain (loss)                           (1.11)           (4.30)            1.42             5.49            (8.27)
                                         ------          -------          -------          -------          -------
Total from investment
  operations                              (0.88)           (4.07)            1.75             5.78            (7.92)
                                         ------          -------          -------          -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment income                   (0.06)           (0.23)           (0.32)           (0.31)           (0.28)
  In excess of net investment
    income                                   --               --               --            (0.05)           (0.00)(3)
  Return of capital                          --            (0.01)           (0.02)              --            (0.12)
                                         ------          -------          -------          -------          -------
Total distributions                       (0.06)           (0.24)           (0.34)           (0.36)           (0.40)
                                         ------          -------          -------          -------          -------
NET ASSET VALUE, END OF YEAR             $ 7.99          $  8.93          $ 13.24          $ 11.83          $  6.41
                                         ======          =======          =======          =======          =======

TOTAL RETURN                              (9.94)%         (30.88)%          14.73%           90.51%          (54.22)%
                                         ======          =======          =======          =======          =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                               $9,502          $52,946          $79,479          $77,200          $49,973
  Ratio of expenses to average
    net assets                             0.84%            0.84%            0.94%            1.01%            1.09%
  Ratio of net investment
    income to average net
    assets                                 2.56%            2.11%            2.57%            2.84%            3.76%
  Portfolio turnover rate(2)                 15%              43%              21%              43%              22%

(1)  Based on average shares outstanding throughout the period.
(2) Excludes portfolio securities recevied or delivered as a result of processing capital share transactions in Creation Units.
(3)  Rounds to less than $0.01.

See notes to financial statements.

54                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

(For a share outstanding throughout each period)

                                                             iShares MSCI Malaysia Index Fund
                                  ------------------------------------------------------------------------------------------
                                      Year ended        Year ended          Year ended          Year ended        Year ended
                                   Aug. 31, 2002     Aug. 31, 2001       Aug. 31, 2000       Aug. 31, 1999     Aug. 31, 1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR                                   $  5.11           $  5.96             $  5.59             $  2.11           $  8.23
                                         -------           -------             -------             -------           -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(1)                  0.08              0.06                0.05                0.01              0.06
  Net realized and unrealized
    gain (loss)                             0.52             (0.85)               0.37                3.67             (6.10)
                                         -------           -------             -------             -------           -------
Total from investment
  operations                                0.60             (0.79)               0.42                3.68             (6.04)
                                         -------           -------             -------             -------           -------
LESS DISTRIBUTIONS FROM:
  Net investment income                    (0.03)            (0.06)              (0.05)              (0.01)            (0.05)
  In excess of net investment
    income                                    --             (0.00)(3)           (0.00)(3)              --                --
  Return of capital                           --             (0.00)(3)           (0.00)(3)           (0.19)            (0.03)
                                         -------           -------             -------             -------           -------
Total distributions                        (0.03)            (0.06)              (0.05)              (0.20)            (0.08)
                                         -------           -------             -------             -------           -------
NET ASSET VALUE, END OF YEAR             $  5.68           $  5.11             $  5.96             $  5.59           $  2.11
                                         =======           =======             =======             =======           =======

TOTAL RETURN                               11.82%           (13.22)%              7.57%             185.81%           (73.57)%
                                         =======           =======             =======             =======           =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                               $93,262           $80,877             $99,206             $95,251           $35,867
  Ratio of expenses to average
    net assets                              0.84%             0.84%               0.96%               1.43%             1.09%
  Ratio of net investment
    income to average net
    assets                                  1.53%             1.19%               0.81%               0.33%             1.40%
  Portfolio turnover rate(2)                  37%               37%                 18%                  7%                2%

(1)  Based on average shares outstanding throughout the period.
(2) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creations Units.
(3)  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          55
iShares, Inc.

(For a share outstanding throughout each period)

                                                           iShares MSCI Mexico Index Fund
                                 ------------------------------------------------------------------------------------
                                     Year ended       Year ended       Year ended         Year ended       Year ended
                                  Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000      Aug. 31, 1999    Aug. 31, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR                                  $ 15.35          $ 16.72          $ 13.39            $  8.11          $ 15.11
                                        -------          -------          -------            -------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(3)                 0.32             0.17             0.06               0.06             0.09
  Net realized and unrealized
    gain (loss)                           (1.95)           (1.36)            3.69               5.36            (6.71)
                                        -------          -------          -------            -------          -------
Total from investment
  operations                              (1.63)           (1.19)            3.75               5.42            (6.62)
                                        -------          -------          -------            -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment income                   (0.07)           (0.15)              --              (0.06)           (0.09)
  In excess of net investment
    income                                   --               --               --              (0.01)              --
  Net realized gain                          --            (0.03)           (0.42)                --            (0.29)
  In excess of net realized
    gain                                     --               --               --              (0.01)              --
  Return of capital                          --               --               --              (0.06)              --
                                        -------          -------          -------            -------          -------
Total distributions                       (0.07)           (0.18)           (0.42)             (0.14)           (0.38)
                                        -------          -------          -------            -------          -------
NET ASSET VALUE, END OF YEAR            $ 13.65          $ 15.35          $ 16.72            $ 13.39          $  8.11
                                        =======          =======          =======            =======          =======

TOTAL RETURN                             (10.67)%          (7.02)       %   28.20%             66.92%          (44.18)%
                                        =======          =======          =======            =======          =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                              $70,994          $46,056          $40,127            $21,430          $ 7,296
  Ratio of expenses to average
    net assets                             0.84%            0.84%            1.04%(1)           1.26%            1.34%
  Ratio of net investment
    income to average net
    assets                                 2.05%            1.12%            0.35%(2)           0.52%            0.60%
  Portfolio turnover rate(4)                  8%              34%              24%                18%              14%

(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.04%.
(2) Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 0.35%.
(3)  Based on average shares outstanding throughout the period.
(4) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

(For a share outstanding throughout each period)

                                                    iShares MSCI Pacific Ex-Japan Index Fund
                                                    ----------------------------------------
                                                                                 Period from
                                                                            Oct. 25, 2001(5)
                                                                                          to
                                                                               Aug. 31, 2002
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $  50.03
                                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                                                              1.35
  Net realized and unrealized gain                                                      1.40
                                                                                    --------
Total from investment operations                                                        2.75
                                                                                    --------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                                (0.27)
                                                                                    --------
  Total distributions                                                                  (0.27)
                                                                                    --------
  NET ASSET VALUE, END OF PERIOD                                                    $  52.51
                                                                                    ========

  TOTAL RETURN(3)                                                                       5.51%
                                                                                    ========

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000s)                                                $105,029
    Ratio of expenses to average net assets(4)                                          0.50%
    Ratio of net investment income to average net
      assets(4)                                                                         2.87%
    Portfolio turnover rate(2)                                                             5%

(1)  Based on average shares outstanding throughout the period.
(2) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(3)  Not annualized.
(4)  Annualized for periods of less than one year.
(5)  Commencement of operations.

See notes to financial statements.

Financial Highlights                                                          57
iShares, Inc.

(For a share outstanding throughout each period)

                                               iShares MSCI Singapore Index Fund
                           -----------------------------------------------------------------------------
                              Year ended     Year ended       Year ended       Year ended     Year ended
                           Aug. 31, 2002  Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999  Aug. 31, 1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR              $  5.34       $  7.58           $  7.93         $   3.30        $  8.66
                                 -------       -------           -------         --------        -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income(1)                       0.07          0.07              0.13             0.05           0.07
  Net realized and
    unrealized gain
    (loss)                         (0.36)        (2.16)            (0.21)            4.70          (5.37)
                                 -------       -------           -------         --------        -------
Total from investment
  operations                       (0.29)        (2.09)            (0.08)            4.75          (5.30)
                                 -------       -------           -------         --------        -------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.04)        (0.07)            (0.11)           (0.05)         (0.04)
  In excess of net
    investment income                 --            --                --            (0.06)         (0.01)
  Net realized gain                   --            --             (0.14)              --             --
  In excess of net
    realized gain                     --         (0.06)               --               --             --
  Return of capital                   --         (0.02)            (0.02)           (0.01)         (0.01)
                                 -------       -------           -------         --------        -------
Total distributions                (0.04)        (0.15)            (0.27)           (0.12)         (0.06)
                                 -------       -------           -------         --------        -------
NET ASSET VALUE, END OF
  YEAR                           $  5.01       $  5.34           $  7.58         $   7.93        $  3.30
                                 =======       =======           =======         ========        =======

TOTAL RETURN                       (5.42)     % (27.89)       %    (1.29)          144.52%        (61.29)%
                                 =======       =======           =======         ========        =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                       $88,126       $73,704           $88,719         $113,438        $47,248
  Ratio of expenses to
    average net assets              0.84%         0.84%             0.94%            0.97%          1.08%
  Ratio of net investment
    income to average net
    assets                          1.44%         1.15%             1.60%            0.76%          1.17%
  Portfolio turnover
    rate(2)                            9%           32%               52%              25%            67%

(1)  Based on average shares outstanding throughout the period.
(2) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

(For a share outstanding throughout each period)

                                            iShares MSCI South Korea Index Fund
                                     ------------------------------------------------
                                                                          Period from
                                                                       May 9, 2000(8)
                                        Year ended        Year ended               to
                                     Aug. 31, 2002     Aug. 31, 2001    Aug. 31, 2000
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                   $ 13.25           $ 18.16          $ 20.36
                                           -------           -------          -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(3)            (0.00)(5)          0.09            (0.04)
  Net realized and unrealized gain
    (loss)                                    7.92             (4.90)           (2.16)
                                           -------           -------          -------
Total from investment operations              7.92             (4.81)           (2.20)
                                           -------           -------          -------
LESS DISTRIBUTIONS FROM:
  Net investment income                         --             (0.03)              --
  Return of capital                             --             (0.07)              --
                                           -------           -------          -------
Total distributions                             --             (0.10)              --
                                           -------           -------          -------
NET ASSET VALUE, END OF PERIOD             $ 21.17           $ 13.25          $ 18.16
                                           =======           =======          =======

TOTAL RETURN                                 59.77%           (26.49)%         (10.81)%(6)
                                           =======           =======          =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $96,336           $37,767          $13,622
  Ratio of expenses to average net
    assets(7)                                 1.00%             1.01%            0.99%(1)
  Ratio of expenses to average net
    assets exclusive of foreign
    taxes on stock dividends(7)               0.99%             0.99%            0.99%
  Ratio of net investment income
    (loss) to average net assets(7)          (0.01)%            0.64%           (0.63)%(2)
  Portfolio turnover rate(4)                    25%               39%              55%

(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.38%.
(2) Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (1.02)%.
(3)  Based on average shares outstanding throughout the period.
(4) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(5)  Rounds to less than $0.01.
(6)  Not annualized.
(7)  Annualized for periods of less than one year.
(8)  Commencement of operations.

See notes to financial statements.

Financial Highlights                                                          59
iShares, Inc.

(For a share outstanding throughout each period)

                                             iShares MSCI Taiwan Index Fund
                                  ----------------------------------------------------
                                                                           Period from
                                                                      Jun. 20, 2000(7)
                                      Year ended        Year ended                  to
                                   Aug. 31, 2002     Aug. 31, 2001       Aug. 31, 2000
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $   9.01          $  16.41           $ 19.59
                                      --------          --------           -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss(3)                 (0.03)            (0.03)            (0.01)
  Net realized and unrealized
    gain (loss)                          (0.16)            (7.37)             2.31
                                      --------          --------           -------
Total from investment
  operations                             (0.19)            (7.40)            (2.32)
                                      --------          --------           -------
LESS DISTRIBUTIONS FROM:
  Net investment income                     --                --             (0.32)
  In excess of net realized
    gain                                    --                --             (0.10)
  Return of capital                         --                --             (0.44)
                                      --------          --------           -------
Total distributions                         --                --             (0.86)
                                      --------          --------           -------
NET ASSET VALUE, END OF PERIOD        $   8.82          $   9.01           $ 16.41
                                      ========          ========           =======

TOTAL RETURN                             (2.11)%          (45.09)%          (12.10)%(5)
                                      ========          ========           =======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                            $142,043          $110,786           $42,667
  Ratio of expenses to average
    net assets(6)                         1.33%             1.60%             1.56%(1)
  Ratio of expenses to average
    net assets exclusive of
    foreign taxes on stock
    dividends(6)                          0.99%             0.99%             0.99%
  Ratio of net investment loss
    to average net assets(6)             (0.28)%           (0.23)%           (0.28)%(2)
  Portfolio turnover rate(4)                11%               30%               52%

(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 2.16%.
(2) Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.89)%.
(3)  Based on average shares outstanding throughout the period.
(4) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(5)  Not annualized.
(6)  Annualized for periods of less than one year.
(7)  Commencement of operations.

See notes to financial statements.

60                                    2002 iShares Annual Report to Shareholders

Notes to the Financial Statements

iShares, Inc.

1.   SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of August 31, 2002, the Company offered 22 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Australia, iShares MSCI Brazil, iShares MSCI Canada, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in a particular market, as measured by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current year presentation.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Funds. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS, INCOME RECOGNITION AND EXPENSES

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. Common

Notes to the Financial Statements                                             61
iShares, Inc.

expenses incurred by the Company prior to December 28, 2001 were allocated to the funds based on the ratio of average net assets of each fund to the combined net assets of all funds offered by the Company, or other appropriate method. Other expenses, directly related to a specific fund, were charged to that fund. The expenses for the iShares MSCI Singapore Index Fund are still allocated to that Fund using this methodology. Additional details of the current expense structure may be found in Note 2.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except for the exchange rate for the MSCI Mexico Index, which is as of 3:00 p.m. Eastern time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

South Korea and Taiwan levy taxes at rates of 16.5% and up to 20.0%, respectively, based on the par value of stock dividends received by the iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, respectively. These taxes are paid by the Funds receiving the stock dividends and are disclosed in their respective Statements of Operations.

EQUALIZATION

Prior to January 1, 2002, the Funds used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

In addition, the Company intends to distribute, at least annually, amounts representing the dividend yield on the underlying portfolio securities of each Fund, net of expenses, as if the Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

62                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

At August 31, 2002, the components of distributable earnings on a tax basis were as follows:

-------------------------------------------------------------------------------------
                                   Undistributed   Undistributed  Total Distributable
iShares MSCI Index Fund          Ordinary Income  Long-term Gain             Earnings
-------------------------------------------------------------------------------------
Australia                         $1,552,055         $     -         $1,552,055
Brazil                               695,551               -            695,551
Canada                               229,339               -            229,339
Hong Kong                          1,567,885               -          1,567,885
Malaysia                             844,296               -            844,296
Mexico                             1,806,911               -          1,806,911
Pacific ex-Japan                   1,353,822               -          1,353,822
Singapore                            621,111               -            621,111
-------------------------------------------------------------------------------------

For the year ended August 31, 2002, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of the Funds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2002.

From November 1, 2001 to August 31, 2002, certain of the Funds incurred net foreign exchange losses and net realized capital losses. As permitted by tax regulations, the following Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2003.

    -----------------------------------------------------------------------
                                                                   Deferred
                                                               Net Realized
                                                        Capital/Net Foreign
    iShares MSCI Index Fund                                 Currency Losses
    -----------------------------------------------------------------------
    Australia                                                   $   606,510
    Brazil                                                       58,741,760
    Canada                                                           82,489
    Hong Kong                                                     2,860,088
    Malaysia                                                      1,581,826
    -----------------------------------------------------------------------


    -----------------------------------------------------------------------
                                                                   Deferred
                                                               Net Realized
                                                        Capital/Net Foreign
    iShares MSCI Index Fund                                 Currency Losses
    -----------------------------------------------------------------------
    Mexico                                                       $2,314,024
    Pacific ex-Japan                                                329,251
    Singapore                                                     3,777,338
    South Korea                                                     483,156
    Taiwan                                                        6,891,085
    -----------------------------------------------------------------------

Notes to the Financial Statements                                             63
iShares, Inc.

At August 31, 2002, certain of the Funds had tax basis net capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration date, whichever occurs first.

    ------------------------------------------------------------------------------------
                                Expiring   Expiring   Expiring    Expiring
    iShares MSCI Index Fund         2007       2008       2009        2010       Total
    ------------------------------------------------------------------------------------
    Australia                 $ 0074,889  $ 630,985 $1,971,994  $ 3,625,203  $ 6,903,071
    Brazil                             -          -     94,163    1,993,420    2,087,583
    Canada                             -          -          -      781,961      781,961
    Hong Kong                  4,085,707          -          -    4,971,970    9,057,677
    Malaysia                   8,654,333          -          -    9,819,029   18,473,362
    Mexico                             -          -          -    1,319,032    1,319,032
    Singapore                          -          -          -    4,810,766    4,810,766
    South Korea                        -          -    556,540      666,642    1,223,182
    Taiwan                             -          -          -   12,532,361   12,532,361
    ------------------------------------------------------------------------------------

If any of the Funds own shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", such Funds may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2002, each Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to each Fund pursuant to an Advisory Agreement between the Company and BGFA as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of each Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, except for the iShares MSCI Singapore Index Fund, BGFA is responsible for all of the expenses ("Covered Expenses") of each of the Funds, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees. Prior to December 28, 2001 and pursuant to the prior advisory agreement, the investment advisory fee earned by and paid to BGFA with respect to each Fund was reduced by the aggregate of such Fund's fees and expenses (subject to the exceptions in the prior sentence). BGFA also agreed to reimburse each Fund to the extent that the expenses of any Fund (subject to the same exceptions) exceeded the investment advisory fee as stated in the advisory fee tables below. These fee reduction and reimbursement provisions still apply to the iShares MSCI Singapore Index Fund.

For its investment management services to the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico and iShares MSCI Singapore Index Funds, BGFA is entitled to an annual investment advisory fee based on

64                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

each Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds) as follows:

    -----------------------------------------------------------------------------------------
    Advisory Fee                           Aggregate Net Assets
    -----------------------------------------------------------------------------------------
    0.59%                                  First $7 billion
    0.54                                   Over $7 billion, up to and including $11 billion
    0.49                                   Over $11 billion
    -----------------------------------------------------------------------------------------

For its investment management services to the iShares MSCI Brazil, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of these three Funds as follows:

    -----------------------------------------------------------------------------------------
    Advisory Fee                           Aggregate Net Assets
    -----------------------------------------------------------------------------------------
    0.74%                                  First $2 billion
    0.69                                   Over $2 billion, up to and including $4 billion
    0.64                                   Over $4 billion
    -----------------------------------------------------------------------------------------

For its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is entitled to an annual investment advisory fee based on the average net assets of the Fund of 0.50%.

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the relevant MSCI indices. Under a sub-license agreement between BGI and the Funds, the fees for the use of such MSCI indices are paid directly by BGI to MSCI.

Effective May 21, 2002, Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above. Prior to May 21, 2002, PFPC Inc. acted as administration and accounting services agent of the Company, pursuant to a prior administration and accounting services agreement with the Company. For its services to the Company, PFPC Inc. was paid aggregate fees equal to each Fund's allocable portion of 0.15% per annum of the average aggregate daily net assets of the Company up to $3 billion; plus 0.10% per annum of the average aggregate daily net assets of the Company between $3 billion and $4.5 billion and 0.095% of the average aggregate daily net assets of the Company in excess of $4.5 billion. PFPC Inc. received a minimum monthly fee of 0.05% of the aggregate average daily net assets of the Company plus $131,250 for the Funds. PFPC Inc. paid Morgan Stanley & Co. Inc. a fee of 0.05% of the average daily net assets of the Company for sub-administration services. As of December 28, 2001, the fees paid to PFPC Inc. became Covered Expenses as previously defined. Prior to May 21, 2002, PFPC Inc. served as transfer agent and dividend disbursement agent for the Funds.

Notes to the Financial Statements                                             65
iShares, Inc.

Prior to May 21, 2002, JPMorgan Chase Bank ("JPMorgan Chase") served as global custodian and securities lending agent to each of the Funds. For its custody services to each Fund, JPMorgan Chase was paid per annum fees based on the aggregate net assets of each Fund as follows:

    -----------------------------------------------------------------
    iShares MSCI Index Fund                             Custodian Fee
    -----------------------------------------------------------------
    Australia                                                    0.05%
    Brazil                                                       0.20
    Canada                                                       0.02
    Hong Kong                                                    0.04
    Malaysia                                                     0.07
    -----------------------------------------------------------------

-----------------------------------------------------------------
iShares MSCI Index Fund                             Custodian Fee
-----------------------------------------------------------------
Mexico                                                       0.15%
Singapore                                                    0.05
South Korea                                                  0.15
Taiwan                                                       0.20
-----------------------------------------------------------------

JPMorgan Chase was paid a per annum fee for the iShares MSCI Pacific ex-Japan Index Fund based on the aggregate net assets of the Fund's investments in Australia, Hong Kong and Singapore at the fees applicable to these countries, plus a fee at the rate of 0.04% for the aggregate net assets of the Fund's investments in New Zealand. JPMorgan Chase also received certain fees for each transaction of each Fund and was reimbursed for certain out-of-pocket expenses. As of December 28, 2001, these fees became Covered Expenses as previously defined. For its services in connection with lending portfolio securities of the Funds, JPMorgan Chase received 40% of the net investment income earned on the collateral for securities loaned from each Fund.

SEI Investments Distribution Co. (the "Distributor") serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from each Fund other than the iShares MSCI Pacific ex-Japan Index Fund, not to exceed 0.25% of the average daily net assets of such Fund, for distribution-related services.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from investment of securities lending collateral are recorded as securities lending income in the accompanying Statements of Operations.

The Company pays each director not affiliated with BGFA an annual retainer and reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at Board of Directors meetings. As of August 31, 2002, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

66                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the fiscal year ended August 31, 2002, were as follows:

    -----------------------------------------------------------------
    iShares MSCI Index Fund                     Purchases       Sales
    -----------------------------------------------------------------
    Australia                                $  4,390,816 $ 3,133,246
    Brazil                                    256,409,642  91,046,357
    Canada                                      2,341,970   1,998,521
    Hong Kong                                  12,650,039  10,860,322
    Malaysia                                   38,844,775  30,150,746
    Mexico                                      8,974,724   7,396,762
    Pacific ex-Japan                            3,920,771   2,666,008
    Singapore                                   8,403,142   7,673,909
    South Korea                                47,682,188  19,327,007
    Taiwan                                     53,315,728  16,027,694
    -----------------------------------------------------------------

In-kind transactions for the fiscal year ended August 31, 2002, were as follows:

    -------------------------------------------------------------------
                                                  In-Kind       In-Kind
    iShares MSCI Index Fund                     Purchases         Sales
    -------------------------------------------------------------------
    Australia                               $  23,693,258 $   3,797,973
    Canada                                     48,972,074     3,203,058
    Hong Kong                                  76,911,246    14,703,449
    Mexico                                    201,268,776   152,887,532
    Pacific ex-Japan                          113,777,816     5,617,198
    Singapore                                  31,204,085    10,694,244
    -------------------------------------------------------------------

Notes to the Financial Statements                                             67
iShares, Inc.

At August 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

---------------------------------------------------------------------------------------
                                                                         Net Unrealized
                                        Tax    Unrealized    Unrealized    Appreciation
iShares MSCI Index Fund                Cost  Appreciation  Depreciation  (Depreciation)
---------------------------------------------------------------------------------------
Australia                     $  85,113,236  $ 4,665,582  $ (7,297,846)  $   (2,632,264)
Brazil                          127,915,041            -   (44,700,770)     (44,700,770)
Canada                           88,361,996      499,243   (15,136,373)     (14,637,130)
Hong Kong                       121,228,680    1,424,140   (23,731,790)     (22,307,650)
Malaysia                         72,867,703   22,995,353    (2,481,974)      20,513,379
Mexico                           94,708,984            -   (23,767,932)     (23,767,932)
Pacific ex-Japan                115,881,388    2,052,418    (7,467,024)      (5,414,606)
Singapore                       104,644,095    1,573,499   (18,465,309)     (16,891,810)
South Korea                      70,374,367   26,911,854      (936,259)      25,975,595
Taiwan                          181,487,277      996,130   (40,777,455)     (39,781,325)
---------------------------------------------------------------------------------------

4.  iShares Transactions

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. The number of shares authorized to each Fund are as follows:

    ---------------------------------------------------------------------
    iShares MSCI Index Fund                             Authorized Shares
    ---------------------------------------------------------------------
    Australia                                                 127,800,000
    Brazil                                                    500,000,000
    Canada                                                    340,200,000
    Hong Kong                                                 191,400,000
    Malaysia                                                  127,800,000
    ---------------------------------------------------------------------

---------------------------------------------------------------------
iShares MSCI Index Fund                             Authorized Shares
---------------------------------------------------------------------
Mexico                                                    255,000,000
Pacific ex-Japan                                          500,000,000
Singapore                                                 191,400,000
South Korea                                               200,000,000
Taiwan                                                    200,000,000
---------------------------------------------------------------------

The Company issues and redeems shares ("iShares") of each Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of a Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Brazil, iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds which are offered in Creation Units solely for cash in U.S. dollars). A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

68                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

5.  LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, letters of credit issued by banks approved by BGFA, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value equal to at least 105% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of August 31, 2002, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at August 31, 2002, and the value of the related collateral received are disclosed in the Statements of Assets and Liabilities.

6.  BORROWINGS

For the period from June 25, 2001 to March 22, 2002, the Company had a Line of Credit Agreement with The Chase Manhattan Bank for $25,000,000. Each Fund could borrow under the credit agreement solely for temporary or emergency purposes. Each Fund paid a commitment fee of 0.15% per annum based upon such Fund's pro rata share of the average daily unused amount of the aggregate commitment. Amounts borrowed under the agreement incurred interest at a rate per annum equal to the Federal Funds Rate plus 0.50% per annum.

    --------------------------------------------------------------------------------------
                                          Average Advances      Average     Number of Days
                                               Outstanding     Interest        Outstanding
    iShares MSCI Index Fund              During the Period         Rate  During the Period
    --------------------------------------------------------------------------------------
    Australia                            $        320,833       4.0938%                 18
    Mexico                                        150,000       3.2115                  13
    Singapore                                     200,000       4.1875                   6
    --------------------------------------------------------------------------------------

7.  LEGAL PROCEEDINGS

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Company, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Company's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Company, infringed their patent, which allegedly covers a mechanism for continuous pricing of exchange traded funds. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Company has been named as a party, this action is one of two involving related issues. The Company believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Company and thus raise the expense ratios of the Funds, adversely affecting performance.

Notes to the Financial Statements                                             69

Report of Independent Accountants

To the Shareholders and Board of Directors of iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, each a portfolio of the iShares MSCI Index Fund Series (the "Funds"), at August 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Funds as of August 31, 2000 and for the three years then ended were audited by other auditors, whose report dated October 13, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
October 4, 2002

70                                    2002 iShares Annual Report to Shareholders

Tax Information (Unaudited)

iShares, Inc.

For the year ended August 31, 2002, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

    --------------------------------------------------------------------
                                              Foreign Source     Foreign
    iShares MSCI Index Fund                    Income Earned  Taxes Paid
    --------------------------------------------------------------------
    Australia                                 $   2,262,204   $   41,903
    Brazil                                        4,449,493      347,000
    Canada                                          643,711       96,436
    Hong Kong                                     2,584,871            -
    Malaysia                                      1,949,480            -
    Mexico                                        2,658,817       18,033
    Pacific ex-Japan                              1,646,196       50,627
    Singapore                                     1,845,248            -
    South Korea                                     957,715      165,141
    Taiwan                                        1,945,062      890,251
    --------------------------------------------------------------------

Tax Information                                                               71

Shareholder Meeting Results (Unaudited)

iShares, Inc.

A special meeting of the shareholders of iShares, Inc. (the "Company") was held on December 19, 2001. At the meeting, the following matters were voted upon by the shareholders. Shareholders of the iShares MSCI Singapore Index Fund did not approve Proposals 2, 3 and 4. Proposals 3 and 4 did not pass in the iShares MSCI South Korea Index Fund and the iShares MSCI Mexico Index Fund. All other proposals were approved and the results of voting are presented below.

Proposal 1 *
To elect the six nominees specified below as Directors of the Company, each of whom will serve until his respective successor is elected and qualified.

    ----------------------------------------------------------------------
                                              Votes      Votes       Votes
                                                For    Against  Abstaining
    ----------------------------------------------------------------------
    Nathan Most                          80,031,635  1,585,430     585,419
    Richard K. Lyons                     80,087,104  1,528,981     586,397
    George G.C. Parker                   80,206,531  1,411,377     584,576
    John B. Carroll                      80,213,590  1,399,965     588,928
    Garrett F. Bouton                    80,212,728  1,398,467     591,287
    W. Allen Reed                        80,227,345  1,398,033     577,105
    ----------------------------------------------------------------------

Messrs. Most, Carroll and Reed previously served as Directors of the Company and were reelected. Messrs. Lyons, Parker and Bouton were newly elected.

Proposal 2
To approve a new advisory agreement with Barclays Global Fund Advisors in order to effect a change to the fee structure.

    ----------------------------------------------------------------------
                                              Votes      Votes       Votes
    iShares MSCI Index Fund                     For    Against  Abstaining
    ----------------------------------------------------------------------
    Australia                             5,218,230     13,528       8,087
    Austria                                 787,639      6,543       1,001
    Belgium                                 460,728      5,727       2,259
    Brazil                                  626,687      1,360       6,695
    Canada                                1,605,768     24,185       5,550
    EMU                                     848,710      8,509       3,008
    France                                1,595,574      7,704       4,173
    Germany                               4,143,547    164,659      15,410
    Hong Kong                             2,927,240     53,951      45,619
    Italy                                 1,166,484     21,570         352
    Japan                                30,508,180    639,114     266,321
    Malaysia                              9,322,460    510,931      46,642
    Mexico                                1,530,313     59,645      48,721
    Netherlands                             657,984      8,001       2,143
    Singapore                             6,262,054  4,186,435      82,725
    South Korea                           1,496,477      3,741       1,027
    Spain                                   846,086      4,570       1,670
    Sweden                                  451,301      2,276       3,448
    Switzerland                           1,392,729      8,876       2,472
    Taiwan                                8,500,275     14,525       8,966
    United Kingdom                        4,052,606    127,633       9,967
    ----------------------------------------------------------------------

72                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

Proposal 3
To approve a change to the Company's fundamental investment policy to permit each Index Fund to invest 25% or more of its total assets in a single issuer.

    ------------------------------------------------------------------------------
                                         Votes      Votes       Votes       Broker
    iShares MSCI Index Fund                For    Against  Abstaining  Non-votes**
    ------------------------------------------------------------------------------
    Australia                        4,566,084    128,417       8,164      537,180
    Austria                            592,395     11,192       1,066      190,530
    Belgium                            331,114     12,409       1,727      123,464
    Brazil                             473,313      6,389       7,485      147,555
    Canada                           1,119,723     78,272       6,105      431,402
    EMU                                577,349     30,209       1,914      250,755
    France                           1,089,533     60,793       5,363      451,762
    Germany                          3,013,609    375,738      13,837      920,432
    Hong Kong                        2,074,258    164,613      15,969      771,970
    Italy                              813,326      7,666       1,715      365,699
    Japan                           21,565,829  1,542,923     227,835    8,077,028
    Malaysia                         6,780,543    640,697      42,149    2,416,645
    Mexico                             742,809    151,704      49,759      694,407
    Netherlands                        455,089     13,140       1,265      198,634
    Singapore                        2,941,417  4,267,886      71,331    3,250,579
    South Korea                        894,759     15,352         927      590,207
    Spain                              593,328     14,664       2,440      241,894
    Sweden                             317,304     11,441       2,460      125,821
    Switzerland                        968,175     21,306       4,625      409,971
    Taiwan                           6,527,685    156,952       8,941    1,830,188
    United Kingdom                   2,962,892    200,830      10,764    1,015,718
    ------------------------------------------------------------------------------

Shareholder Meeting Results                                                   73
iShares, Inc.

Proposal 4
To approve a change to the Company's fundamental investment policy with respect to industry concentration.

    ------------------------------------------------------------------------------
                                         Votes      Votes       Votes       Broker
    iShares MSCI Index Fund                For    Against  Abstaining  Non-votes**
    ------------------------------------------------------------------------------
    Australia                        4,565,354    129,127       8,184      537,180
    Austria                            597,765      4,457       2,431      190,530
    Belgium                            337,214      6,462       1,574      123,464
    Brazil                             474,421      5,281       7,485      147,555
    Canada                           1,130,487     66,818       6,795      431,402
    EMU                                584,673     22,872       1,927      250,755
    France                           1,090,283     57,340       8,066      451,762
    Germany                          3,031,995    352,206      18,983      920,432
    Hong Kong                        2,100,329    133,296      21,215      771,970
    Italy                              812,824      8,346       1,537      365,699
    Japan                           21,766,135  1,274,909     295,543    8,077,028
    Malaysia                         6,840,531    575,134      47,723    2,416,645
    Mexico                             751,103    142,806      50,363      694,407
    Netherlands                        455,508     12,709       1,277      198,634
    Singapore                        3,036,902  4,163,488      80,245    3,250,579
    South Korea                        896,094     13,479       1,465      590,207
    Spain                              595,518     12,274       2,640      241,894
    Sweden                             321,027      6,788       3,389      125,821
    Switzerland                        971,210     18,605       4,291      409,971
    Taiwan                           6,531,233    152,645       9,700    1,830,188
    United Kingdom                   2,965,577    195,398      13,512    1,015,718
    ------------------------------------------------------------------------------

Proposal 5
To approve a change of the iShares MSCI Japan Index Fund from diversified to non-diversified.

    ----------------------------------------------
    Votes           Votes       Votes       Broker
    for           Against  Abstaining  Non-votes**
    ----------------------------------------------
    21,869,940  1,323,934     142,714    8,077,028
    ----------------------------------------------

Proposal 6
To approve a change of the iShares MSCI United Kingdom Index Fund from diversified to non-diversified.

    ---------------------------------------------
    Votes          Votes       Votes       Broker
    for          Against  Abstaining  Non-votes**
    ---------------------------------------------
    2,971,281    190,578      12,627    1,015,718
    ---------------------------------------------

*Denotes company-wide proposal and voting results.
**Broker non-votes are proxies received by the fund from brokers or nominees, who neither has received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter.

74                                    2002 iShares Annual Report to Shareholders

Supplemental Information (Unaudited)

iShares, Inc.

The charts that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares every day the New York Stock Exchange is open. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the iShares Funds included in this report. Except for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, the information shown for each Fund is for the five-year period from July 1, 1997 through June 30, 2002, the date of the most recent calendar quarter end. The information shown for the other Funds is for each full calendar quarter completed after the launch date of that Fund through June 30, 2002. The specific periods covered for each Fund are disclosed in the chart for such Fund.

The vertical column of the chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by the chart. Please note that the intervals showing the number of trading days may be different for each chart. Each bar in the chart shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

Supplemental Information                                                      75
iShares, Inc.

          Edgar Representation of Data Points Used in Printed Graphic

                       iShares MSCI Australia Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                26
                     GT 5.50%_LT 6.00%                        0
                     GT 5.00%_LT 5.50%                        0
                     GT4.50%_LT5.00%                          0
                     GT 4.00%_LT 4.50%                        0
                     GT 3.50%_LT 4.00%                        0
                     GT 3.00%_LT 3.50%                        3
                     GT 2.50%_LT 3.00%                        9
                     GT 2.00%_LT 2.50%                       25
                     GT 1.50%_LT 2.00%                       71
                     GT 1.00%_LT 1.50%                      160
                     GT 0.50%_LT 1.00%                      271
                     LT 0.50%_GT (0.50)%                    542
                     LT (0.50)%_GT (1.00)%                   92
                     LT (1.00)%_GT (1.50)%                   31
                     LT (1.50)%_GT (2.00)%                   14
                     LT (2.00)%_GT (2.50)%                    3
                     LT (2.50)%_GT (3.00)%                    2
                     LT (3.00)%_GT (3.50)%                    4
                     LT (3.50)%_GT (4.00)%                    0
                     LT (4.00)%_GT (4.50)%                    1
                     LT (4.50)%_GT (5.00)%                    0
                     LT (5.00)%_GT (5.50)%                    0
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               0

          Edgar Representation of Data Points Used in Printed Graphic

                         iShares MSCI Brazil Index Fund
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                13
                     GT 5.50%_LT 6.00%                        0
                     GT 5.00%_LT 5.50%                        1
                     GT4.50%_LT5.00%                          1
                     GT 4.00%_LT 4.50%                        0
                     GT 3.50%_LT 4.00%                        1
                     GT 3.00%_LT 3.50%                        6
                     GT 2.50%_LT 3.00%                       14
                     GT 2.00%_LT 2.50%                       17
                     GT 1.50%_LT 2.00%                       28
                     GT 1.00%_LT 1.50%                       44
                     GT 0.50%_LT 1.00%                       71
                     LT 0.50%_GT (0.50)%                    153
                     LT (0.50)%_GT (1.00)%                   45
                     LT (1.00)%_GT (1.50)%                   12
                     LT (1.50)%_GT (2.00)%                   17
                     LT (2.00)%_GT (2.50)%                    4
                     LT (2.50)%_GT (3.00)%                    2
                     LT (3.00)%_GT (3.50)%                    1
                     LT (3.50)%_GT (4.00)%                    0
                     LT (4.00)%_GT (4.50)%                    1
                     LT (4.50)%_GT (5.00)%                    1
                     LT (5.00)%_GT (5.50)%                    0
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               0

76                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

          Edgar Representation of Data Points Used in Printed Graphic

                         iShares MSCI Canada Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                19
                     GT 5.50%_LT 6.00%                        0
                     GT 5.00%_LT 5.50%                        0
                     GT4.50%_LT5.00%                          0
                     GT 4.00%_LT 4.50%                        0
                     GT 3.50%_LT 4.00%                        0
                     GT 3.00%_LT 3.50%                        4
                     GT 2.50%_LT 3.00%                       15
                     GT 2.00%_LT 2.50%                       23
                     GT 1.50%_LT 2.00%                       59
                     GT 1.00%_LT 1.50%                      106
                     GT 0.50%_LT 1.00%                      222
                     LT 0.50%_GT (0.50)%                    594
                     LT (0.50)%_GT (1.00)%                  138
                     LT (1.00)%_GT (1.50)%                   54
                     LT (1.50)%_GT (2.00)%                   11
                     LT (2.00)%_GT (2.50)%                    9
                     LT (2.50)%_GT (3.00)%                    1
                     LT (3.00)%_GT (3.50)%                    0
                     LT (3.50)%_GT (4.00)%                    0
                     LT (4.00)%_GT (4.50)%                    0
                     LT (4.50)%_GT (5.00)%                    0
                     LT (5.00)%_GT (5.50)%                    0
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               0

          Edgar Representation of Data Points Used in Printed Graphic

                       iShares MSCI Hong Kong Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                29
                     GT 5.50%_LT 6.00%                        1
                     GT 5.00%_LT 5.50%                        3
                     GT4.50%_LT5.00%                          4
                     GT 4.00%_LT 4.50%                        5
                     GT 3.50%_LT 4.00%                       15
                     GT 3.00%_LT 3.50%                       22
                     GT 2.50%_LT 3.00%                       35
                     GT 2.00%_LT 2.50%                       42
                     GT 1.50%_LT 2.00%                       68
                     GT 1.00%_LT 1.50%                      108
                     GT 0.50%_LT 1.00%                      166
                     LT 0.50%_GT (0.50)%                    371
                     LT (0.50)%_GT (1.00)%                  141
                     LT (1.00)%_GT (1.50)%                   82
                     LT (1.50)%_GT (2.00)%                   53
                     LT (2.00)%_GT (2.50)%                   44
                     LT (2.50)%_GT (3.00)%                   20
                     LT (3.00)%_GT (3.50)%                   12
                     LT (3.50)%_GT (4.00)%                   11
                     LT (4.00)%_GT (4.50)%                    2
                     LT (4.50)%_GT (5.00)%                    3
                     LT (5.00)%_GT (5.50)%                    4
                     LT (5.50)%_GT (6.00)%                    3
                     LT (6.00)%                              13

Supplemental Information                                                      77
iShares, Inc.

          Edgar Representation of Data Points Used in Printed Graphic

                        iShares MSCI Malaysia Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                               201
                     GT 5.50%_LT 6.00%                       14
                     GT 5.00%_LT 5.50%                        9
                     GT4.50%_LT5.00%                         10
                     GT 4.00%_LT 4.50%                       13
                     GT 3.50%_LT 4.00%                       32
                     GT 3.00%_LT 3.50%                       23
                     GT 2.50%_LT 3.00%                       27
                     GT 2.00%_LT 2.50%                       39
                     GT 1.50%_LT 2.00%                       60
                     GT 1.00%_LT 1.50%                       62
                     GT 0.50%_LT 1.00%                       90
                     LT 0.50%_GT (0.50)%                    171
                     LT (0.50)%_GT (1.00)%                   70
                     LT (1.00)%_GT (1.50)%                   56
                     LT (1.50)%_GT (2.00)%                   67
                     LT (2.00)%_GT (2.50)%                   71
                     LT (2.50)%_GT (3.00)%                   48
                     LT (3.00)%_GT (3.50)%                   50
                     LT (3.50)%_GT (4.00)%                   26
                     LT (4.00)%_GT (4.50)%                   23
                     LT (4.50)%_GT (5.00)%                   13
                     LT (5.00)%_GT (5.50)%                    6
                     LT (5.50)%_GT (6.00)%                   10
                     LT (6.00)%                              64

          Edgar Representation of Data Points Used in Printed Graphic

                         iShares MSCI Mexico Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                10
                     GT 5.50%_LT 6.00%                        0
                     GT 5.00%_LT 5.50%                        0
                     GT4.50%_LT5.00%                          1
                     GT 4.00%_LT 4.50%                        3
                     GT 3.50%_LT 4.00%                        1
                     GT 3.00%_LT 3.50%                        8
                     GT 2.50%_LT 3.00%                        5
                     GT 2.00%_LT 2.50%                       26
                     GT 1.50%_LT 2.00%                       54
                     GT 1.00%_LT 1.50%                      114
                     GT 0.50%_LT 1.00%                      174
                     LT 0.50%_GT (0.50)%                    460
                     LT (0.50)%_GT (1.00)%                  177
                     LT (1.00)%_GT (1.50)%                   99
                     LT (1.50)%_GT (2.00)%                   51
                     LT (2.00)%_GT (2.50)%                   26
                     LT (2.50)%_GT (3.00)%                   22
                     LT (3.00)%_GT (3.50)%                   13
                     LT (3.50)%_GT (4.00)%                    9
                     LT (4.00)%_GT (4.50)%                    1
                     LT (4.50)%_GT (5.00)%                    2
                     LT (5.00)%_GT (5.50)%                    0
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               0

78                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

Edgar Representation of Data Points Used in Printed Graphic

                    iShares MSCI Pacific Ex-Japan Index Fund
             PERIOD COVERED: JANUARY 1, 2002 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                 0
                     GT 5.50%_LT 6.00%                        0
                     GT 5.00%_LT 5.50%                        0
                     GT4.50%_LT5.00%                          0
                     GT 4.00%_LT 4.50%                        0
                     GT 3.50%_LT 4.00%                        0
                     GT 3.00%_LT 3.50%                        0
                     GT 2.50%_LT 3.00%                        0
                     GT 2.00%_LT 2.50%                        0
                     GT 1.50%_LT 2.00%                        6
                     GT 1.00%_LT 1.50%                       20
                     GT 0.50%_LT 1.00%                       23
                     LT 0.50%_GT (0.50)%                     72
                     LT (0.50)%_GT (1.00)%                    2
                     LT (1.00)%_GT (1.50)%                    0
                     LT (1.50)%_GT (2.00)%                    0
                     LT (2.00)%_GT (2.50)%                    0
                     LT (2.50)%_GT (3.00)%                    0
                     LT (3.00)%_GT (3.50)%                    0
                     LT (3.50)%_GT (4.00)%                    0
                     LT (4.00)%_GT (4.50)%                    0
                     LT (4.50)%_GT (5.00)%                    0
                     LT (5.00)%_GT (5.50)%                    0
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               0

Edgar Representation of Data Points Used in Printed Graphic

                       iShares MSCI Singapore Index Fund
               PERIOD COVERED: JULY 1, 1997 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                20
                     GT 5.50%_LT 6.00%                        4
                     GT 5.00%_LT 5.50%                        8
                     GT4.50%_LT5.00%                          9
                     GT 4.00%_LT 4.50%                       17
                     GT 3.50%_LT 4.00%                       19
                     GT 3.00%_LT 3.50%                       28
                     GT 2.50%_LT 3.00%                       37
                     GT 2.00%_LT 2.50%                       47
                     GT 1.50%_LT 2.00%                       80
                     GT 1.00%_LT 1.50%                      119
                     GT 0.50%_LT 1.00%                      107
                     LT 0.50%_GT (0.50)%                    282
                     LT (0.50)%_GT (1.00)%                  147
                     LT (1.00)%_GT (1.50)%                  110
                     LT (1.50)%_GT (2.00)%                   64
                     LT (2.00)%_GT (2.50)%                   61
                     LT (2.50)%_GT (3.00)%                   33
                     LT (3.00)%_GT (3.50)%                   22
                     LT (3.50)%_GT (4.00)%                   18
                     LT (4.00)%_GT (4.50)%                    9
                     LT (4.50)%_GT (5.00)%                    5
                     LT (5.00)%_GT (5.50)%                    6
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               5

Supplemental Information                                                      79
iShares, Inc.

          Edgar Representation of Data Points Used in Printed Graphic

                      iShares MSCI South Korea Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                 7
                     GT 5.50%_LT 6.00%                        0
                     GT 5.00%_LT 5.50%                        3
                     GT4.50%_LT5.00%                          4
                     GT 4.00%_LT 4.50%                        2
                     GT 3.50%_LT 4.00%                        3
                     GT 3.00%_LT 3.50%                        5
                     GT 2.50%_LT 3.00%                       13
                     GT 2.00%_LT 2.50%                       20
                     GT 1.50%_LT 2.00%                       44
                     GT 1.00%_LT 1.50%                       55
                     GT 0.50%_LT 1.00%                       85
                     LT 0.50%_GT (0.50)%                    148
                     LT (0.50)%_GT (1.00)%                   42
                     LT (1.00)%_GT (1.50)%                   26
                     LT (1.50)%_GT (2.00)%                   17
                     LT (2.00)%_GT (2.50)%                    9
                     LT (2.50)%_GT (3.00)%                    5
                     LT (3.00)%_GT (3.50)%                    8
                     LT (3.50)%_GT (4.00)%                    1
                     LT (4.00)%_GT (4.50)%                    0
                     LT (4.50)%_GT (5.00)%                    0
                     LT (5.00)%_GT (5.50)%                    1
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               1

          Edgar Representation of Data Points Used in Printed Graphic

                         iShares MSCI Taiwan Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH JUNE 30, 2002

                     PERCENT PREMIUMS/DISCOUNTS  NUMBER OF DAYS
                     GT 6.00%                                16
                     GT 5.50%_LT 6.00%                        2
                     GT 5.00%_LT 5.50%                        1
                     GT4.50%_LT5.00%                          6
                     GT 4.00%_LT 4.50%                        1
                     GT 3.50%_LT 4.00%                        9
                     GT 3.00%_LT 3.50%                       14
                     GT 2.50%_LT 3.00%                       30
                     GT 2.00%_LT 2.50%                       29
                     GT 1.50%_LT 2.00%                       54
                     GT 1.00%_LT 1.50%                       79
                     GT 0.50%_LT 1.00%                       76
                     LT 0.50%_GT (0.50)%                     99
                     LT (0.50)%_GT (1.00)%                   31
                     LT (1.00)%_GT (1.50)%                   22
                     LT (1.50)%_GT (2.00)%                   16
                     LT (2.00)%_GT (2.50)%                    6
                     LT (2.50)%_GT (3.00)%                    4
                     LT (3.00)%_GT (3.50)%                    2
                     LT (3.50)%_GT (4.00)%                    1
                     LT (4.00)%_GT (4.50)%                    0
                     LT (4.50)%_GT (5.00)%                    0
                     LT (5.00)%_GT (5.50)%                    0
                     LT (5.50)%_GT (6.00)%                    0
                     LT (6.00)%                               1

80                                    2002 iShares Annual Report to Shareholders

Directors Information (Unaudited)

iShares, Inc.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and oversees 81 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 104 portfolios within the fund complex. Additional information about the Funds' Directors may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                              Interested Directors

                             Position(s),           Principal Occupation(s)
 Name, Age and Address    Length of Service           During Past 5 Years               Other Directorships Held
----------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)   Director (since     Managing Director and Chief          Chairman of the Board of Directors
Barclays Global           2001), Chairman     Executive Officer (since 1999) for   (since 1998) of BGFA; Director
Investors                 (since              Barclays Global Investors, N.A.      (since 1998) of BGI; Director of
45 Fremont Street         February 28, 2002)  ("BGI") Global Individual Investor   various Barclays subsidiaries
San Francisco, CA 94105   and President.      Business; Global H.R. Director       (since 1997).
                                              (from 1996-1999) for BGI.

*Nathan Most (88)         Director (since     Consultant to BGI (1998-present),    None.
P.O. Box 193              1996), Chairman     American Stock Exchange (1996-2000)
Burlingame, CA 94011      Emeritus (since     and the Hong Kong Stock Exchange
                          February 28, 2002)  (1998 to present); Consultant to
                                              the Amsterdam Stock Exchange
                                              (1997-1998); Consultant to the
                                              Pacific Stock Exchange (1997-1998);
                                              Formerly Senior Vice President
                                              American Stock Exchange (New
                                              Product Development) (1976-1996).

_____________________

  * Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

Directors Information                                                         81
iShares, Inc.

                             Independent Directors

                             Position(s),           Principal Occupation(s)
  Name, Age and Address    Length of Service          During Past 5 Years               Other Directorships Held
----------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)       Director (since    Retired Vice President of            Trustee and member of the Executive
520 Main Street            1996)              Investment Management (1984-2000)    Committee (since 1991) of The
Ridgefield, CT 06877                          of Verizon Corporation; Advisory     Common Fund Institutional Funds, a
                                              Board member of Ibbotson Associates  non-profit organization; Member of
                                              (1992-1998); former Vice Chairman    the Board of Managers of JP Morgan
                                              and Executive Committee Member       Private Equity Funds.
                                              (1994-1998) of the Committee on
                                              Investment of Employee Benefit
                                              Assets of the Financial Executive
                                              Institute.

Richard K. Lyons (41)      Director (since    Professor, University of             Board of Trustees: Matthews Asian
Haas School of Business,   2001)              California, Berkeley: Haas School    Funds since 1995 (oversees 6
UC Berkeley                                   of Business (since 1993);            portfolios).
Berkeley, CA 94720                            Consultant for IMF World Bank,
                                              Federal Reserve Bank, and Citibank
                                              N.A. (since 2000).

George G. C. Parker (61)   Director (since    Dean Witter Distinguished Professor  Board of Directors: Affinity Group
Graduate School of         2001)              of Finance (since 1994); Associate   (since 1998); Bailard, Biehl and
Business (Room K301)                          Dean for Academic Affairs, Director  Kaiser, Inc. (since 1985);
Stanford University                           of MBA Program, and Professor,       California Casualty Group of
521 Memorial Way                              Stanford University: Graduate        Insurance Companies (since 1978);
Stanford, CA 94305                            School of Business (1993-2001).      Continental Airlines, Inc. (since
                                                                                   1996); Community First Financial
                                                                                   Group (since 1995); Dresdner/RCM
                                                                                   Mutual Funds (oversees 10
                                                                                   portfolios) (1994-2002); Tyon Ranch
                                                                                   Company (since 1999).

W. Allen Reed (54)         Director (since    President and Chief Executive        Director (since 1994) of General
General Motors Investment  1996)              Officer (since 1994) of General      Motors Investment Management
Management Corp.                              Motors Investment Management         Corporation; Director (1995-1998)
767 Fifth Avenue                              Corporation.                         of Taubman Centers, Inc. (a real
New York, NY 10153                                                                 estate investment trust); Director
                                                                                   (since 1992) of FLIR Systems (an
                                                                                   imaging technology company);
                                                                                   Director (since 1994) of General
                                                                                   Motors Acceptance Corporation;
                                                                                   Director (since 1994) of GMAC
                                                                                   Insurance Holdings, Inc.; Director
                                                                                   (since 1995) of Global Emerging
                                                                                   Markets Fund; Director (since 2000)
                                                                                   of Temple Inland Industries;
                                                                                   Chairman (since 1995) of the
                                                                                   Investment Advisory Committee of
                                                                                   Howard Hughes Medical Institute.

82                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                         Officers Who are Not Directors

                                                                Principal Occupation(s)               Directorships Held By
      Name, Age and Address               Position                During Past 5 Years                       Officers
----------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss (39)               Vice President        Chief Executive Officer of the       Board of Trustees for Barclays
Barclays Global Investors                                 Individual Investor Business of      Global Investors Funds and Master
45 Fremont Street                                         BGI; The Boston Consulting Group     Investment Portfolio (since 2001).
San Francisco, CA 94105                                   (until 1997).

Michael Latham (36)                 Secretary, Treasurer  Director of Mutual Fund Delivery in  None.
Barclays Global Investors           and Principal         the U.S. Individual Investor
45 Fremont Street                   Financial Officer     Business of BGI (since 2000); Head
San Francisco, CA 94105                                   of Operations, BGI Europe
                                                          (1997-2000).

Donna M. Rogers (36)                Assistant Treasurer   Senior Director (formerly            None.
Investors Bank & Trust Co.                                Director), Mutual Fund
200 Clarendon Street                                      Administration at Investors Bank &
Boston, MA 02116                                          Trust Company ("IBT")(since 1994).

Jeffrey J. Gaboury (33)             Assistant Treasurer   Director (formerly Manager), Mutual  None.
Investors Bank & Trust Co.                                Fund Administration, Reporting and
200 Clarendon Street                                      Compliance, IBT (since 1996).
Boston, MA 02116

Susan C. Mosher (47)                Assistant Secretary   Senior Director & Senior Counsel,    None.
Investors Bank & Trust Co.                                Mutual Fund Administration, IBT
200 Clarendon Street                                      (since 1995).
Boston, MA 02116

Sandra I. Madden (36)               Assistant Secretary   Senior Associate Counsel, Mutual     None.
Investors Bank & Trust Co.                                Fund Administration, IBT (since
200 Clarendon Street                                      1999); Associate, Scudder Kemper
Boston, MA 02116                                          Investments, Inc. (1996-1999).

Lois Towers (52)                    Assistant Vice        US Compliance Officer, BGI (since    None.
Barclays Global Investors           President-AML         1999).
45 Fremont Street                   Compliance Officer
San Francisco, CA 94105

Directors Information                                                         83

Notes:

84                                    2002 iShares Annual Report to Shareholders

Notes:

Notes                                                                         85

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iSHARES (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Chemicals Index Fund (IYD) * iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Internet Index Fund (IYV) * iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop-TM- Corporate Bond Fund (LQD)

Global Sector
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/broad Market
iShares MSCI EAFE Index Fund (EFA)

International/regional
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/developed Country
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF) iShares S&P/TSE 60 Index Fund (IKC) *

International/emerging Country
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/broad Market
iShares S&P Global 100 Index Fund (IOO)

* Fund Termination and Liquidation Anticipated On December 13, 2002.

This advertising section does not constitute part of the 2002 Annual Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)," "GS $ InvesTop(TM) Index," "GS $ Investment Grade Index(TM)" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

86                                    2002 iShares Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

Investors Bank & Trust Co. serves as administrator, custodian, securities lending agent and transfer agent.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(c) 2002 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

 iShares(R) Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                    1-800-iShares (474-2737) www.iShares.com

                                                                      IShares(R)


                       2002 ANNUAL REPORT TO SHAREHOLDERS
                                 AUGUST 31, 2002


                                     [PHOTO]



INDUSTRIAL STRENGTH
  INVESTMENT TOOLS


iShares msci japan index fund

Table of Contents



Shareholder Letter...............................................   1
Introduction.....................................................   3
Managers' Discussion & Analysis..................................   6
Schedule of Investments..........................................   8
Financial Statements.............................................  12
Financial Highlights.............................................  15
Notes to the Financial Statements................................  16
Report of Independent Accountants................................  21
Tax Information (Unaudited)......................................  22
Shareholder Meeting Results (Unaudited)..........................  22
Supplemental Information (Unaudited).............................  27
Directors Information (Unaudited)................................  29
iShares Family of Funds..........................................  34

To Our Shareholders

While the second half of 2001 was a difficult period for us all, the first half of 2002 has also been a time of tumultuous market events. As a whole, the past year has seen scores of layoffs, company closings, and corporate accounting scandals in the wake of the emotional shock of September 11.

The past year has been truly remarkable for iShares considering the market environment. By the close of our second fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,/1/ and plans for dozens of new ones were quietly put on hold.

However, iShares has followed a very different course. Instead of shrinking in size, iShares' assets under management grew to almost $28 billion as of August 31, 2002. In fact, the iShares family of funds became the nation's third fastest growing family of equity funds/2/ during the period June 2001 through June 2002, surpassing some of the most established and best-known mutual fund groups.

In July, iShares celebrated another milestone: the launch of the first-ever fixed income exchange traded funds. These four fixed income iShares funds -- three bond funds based on Lehman U.S. Treasury indices, and one based on a Goldman Sachs-Registered Trademark- corporate bond index -- were greeted with an enthusiastic reception from the investment community. These new funds attracted $3 billion in assets in their first week of trading. That is an impressive beginning considering that total inflows for all U.S. bond mutual funds combined was $50 billion for the first six months of 2002./3/

With a total of 81 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange traded funds (ETFs). Total assets under management for all iShares funds have grown tenfold since they were first launched in May 2000. We believe this is a result of investors and their advisors recognizing that iShares are not merely an investment choice, but an important investment tool.

At BGI we consider the iShares family of funds "industrial strength" for four simple reasons. We think you should keep these reasons in mind when you and your advisor meet to discuss your investment objectives, and then evaluate, and perhaps rebalance your portfolio.

First, iShares strive to obtain a fundamental goal of institutional investing: taking less of a bite out of a fund's returns. iShares seek to achieve this by minimizing capital gains distributions and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes./4/ iShares, on the other hand, are managed in a way that keeps capital gains distributions to a minimum. For example, during the calendar year 2001 none of the domestic iShares funds distributed any capital gains./5/ Additionally, the fees charged by the iShares Funds are typically about half of other actively managed mutual funds./6/

Second, iShares embody a key tactic of institutional investors: uncomplicated diversification. The benefits of diversification, as compared to picking individual stocks are well documented. Although it's possible to diversify a portfolio by hand-selecting a wide variety of securities, to do it effectively is complicated and time-consuming. This is a reason why $1.56 trillion in institutional assets/7/ are invested in index funds.

____________________
/1/John Hechinger, Hey, Where Did My Mutual Fund Go?, The Wall Street Journal, April 17, 2002.
/2/Financial Research Corporation (FRC) database, BGI analysis.
/3/Financial Research Corporation (FRC) database, BGI analysis.
/4/Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, The Wall Street Journal, August 1999.
/5/Past performance is no guarantee of future results. There can be no assurance that iShares will not generate capital gains distributions in the future. /6/Source: Morningstar Principia, BGI analysis 6/01.
/7/Source: Pensions & Investments, 5/27/02.

Shareholder Letter                                                             1

Third, iShares embody a key strategy of institutional investors: modular asset allocation. Each iShare fund focuses on a very specific slice of the equity and fixed income markets. With so many different iShares to choose from, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason iShares are "industrial strength" is that they are advised by Barclays Global Investors, one of the world's largest institutional asset managers./8/ BGI manages money for over two thousand institutional clients around the world. Also, BGI has a longer index-based investing track record than any other fund manager. In fact, over thirty years ago it was BGI that created the world's first index strategy.

Throughout the coming year we will be working closely with the financial advisor community to introduce innovative strategies and structures that we have developed for their clients' portfolios. And we continue to enhance and improve the tools, data and resources on our Web site. If you haven't visited www.iShares.com in a while, we invite you to do so and learn more about iShares. In fact, Forbes Magazine named iShares.com "Best of the Web" among all ETF sites./9/

We think you'll agree everything about iShares really is industrial strength. On behalf of the iShares family of funds and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.


    /s/ Garrett F. Bouton                        /s/ Lee T. Kranefuss
    Garrett F. Bouton President and Chairman     Lee T. Kranefuss
    of the Board of Directors of iShares, Inc.   Vice President of iShares, Inc.

Garrett F. Bouton and Lee T. Kranefuss are associates of BGIS. iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI. For complete information, including charges and expenses, request a prospectus by calling 1-800-IShares (1-800-474-2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual funds and iShares are obliged to distribute portfolio gains to shareholders by year-end. These gains may be generated due to index rebalancing or to meet diversification requirements. Your own iShares trading, too, will generate tax consequences and transaction expenses. Certain traditional mutual funds can be tax efficient as well. Diversification may not protect against market risk. Past performance does not guarantee future results.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)," "GS $ InvesTop(TM) Index," "GS $ Investment Grade Index(TM)" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

_________________
/8/Source: Pensions & Investments, 5/27/02.
/9/Forbes, Winter 2001.

2                                     2002 iShares Annual Report to Shareholders

Introduction

In this section, the Investment Advisor discusses the performance of the iShares MSCI Index Funds, including the MSCI Japan Index Fund, (each, a "Fund," and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

Portfolio Sampling: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

Fund Expenses: The MSCI Indices are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

Constraints on Portfolio Management: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics made up 30.24% of the MSCI South Korea Index as of
August 31, 2002. Because of the "Single Issuer Rule," however, the iShares MSCI South Korea Fund could not hold more than 25% of its assets in Samsung Electronics.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 79.37% as of August 31, 2002; so the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight in other stocks.

Revenue Differential: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential," or differences between a Funds and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a 12-month period. Separately, the Funds might have different dividend rates versus the Indices due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

Effect of Uninvested Assets: Fifth, uninvested assets held by a Fund affects performance relative to its underlying benchmark index. In contrast, the MSCI Indices are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the

Introduction                                                                   3
principal "unequitized" assets of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. This could cause the effect of uninvested assets to worsen a loss for the period.

Securities Lending: Finally, security lending is when a Fund loans a security in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Securities lending income is the income earned on lending the security, which is split between the fund and the securities lending agent.

4                                     2002 iShares Annual Report to Shareholders

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iShares MSCI Japan Index Fund
Performance as of 8/31/02

                                     Average Annual Total Returns                       Cumulative Total Returns
                       ------------------------------------------------------------     --------------------------
                           Year Ended 8/31/02            Five Years Ended 8/31/02          Inception to 8/31/02
                       ---------------------------      ---------------------------     --------------------------
                        Nav      Market    Index          Nav     Market    Index         Nav     Market   Index
                      (14.33)%  (14.14)%  (13.71)%      (8.42)%   (8.21)%   (7.51)%      (8.84)%  (8.72)%  (8.04)%

                                     Average Annual Total Returns                       Cumulative Total Returns
                       ------------------------------------------------------------     --------------------------
                           Year Ended 8/31/02            Five Years Ended 8/31/02          Inception to 8/31/02
                       ---------------------------      ---------------------------     --------------------------
                        Nav      Market    Index          Nav     Market    Index         Nav     Market   Index
                      (14.33)%  (14.14)%  (13.71)%      (35.58)%  (34.84)%  (32.38)%     (45.06)% (44.65)% (41.89)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (03/12/96).
"Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (03/18/96), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively. Further discussion of Market Price and NAV can be found under the heading "Supplemental Information," located elsewhere in this report.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      TOP 10 FUND SECTORS (% of Portfolio)

          Technology Hardware & Equipment                      13.59%
          Consumer Durables & Apparel                          10.64%
          Automobiles & Components                              9.96%
          Capital Goods                                         8.65%
          Materials                                             7.11%
          Banks                                                 6.65%
          Pharmaceuticals & Biotechnology                       5.97%
          Utilities                                             5.85%
          Diversified Financials                                5.29%
          Telecommunication Services                            4.70%

Performance Review
The total return of the iShares MSCI Japan Index Fund (the "Japan Fund") was -14.33% over the one-year period ended August 31, 2002. The total return of the corresponding MSCI Japan Index over the same period was -13.71%.

Significant Performance Factors
The Japan Fund underperformed its benchmark by 0.62 percentage points over the reporting period. This was due in part to the impact of expenses, which subtracted 0.83 percentage points from the Fund's return. This factor was partially offset by the positive impact of security sampling, revenue differential and security lending, which contributed 0.11, 0.09 and 0.01 percentage points, respectively, to the Fund's return.

6                                     2002 iShares Annual Report to Shareholders

Key Market Conditions
The Japanese equity market was extremely volatile over the reporting period, reflecting investors' rapidly shifting views of the domestic and world economy, among other factors.

The first part of the reporting period, from September 1, 2001, through February 28, 2002, was marked by a major decline in the Japanese stock market. Numerous factors contributed to the downturn, but none were more important than the apparently negative outlook for the global economy. The U.S. economy, already facing a significant slowdown, was depressed further by the terrorist attacks of September 11.

Despite the seemingly poor outlook for many economies around the world, consumer demand remained robust in countries such as the United States. This trend benefited Japan's consumer-oriented exporters such as Sony (2.99% of the Fund as of August 31, 2002). Other beneficiaries were Japanese automakers, especially turnaround story Nissan Motors (1.41% of the Fund as of August 31, 2002). The nation's car makers also profited from the weakness of the Japanese yen versus the U.S. dollar in late 2001 and early 2002.

In general, the shares of Japanese companies with more of a domestic focus did not perform as well. Unlike their counterparts abroad, Japanese consumers were reluctant to spend as the country's unemployment rate reached near-record levels in the spring of 2002. Meanwhile, the nation's banks remained mired in bad debts. They, along with many other Japanese firms, also faced significant losses in their investment portfolios both at home and abroad. Although the Japanese government proposed several new initiatives to stimulate the economy, investors generally responded with skepticism.

Nonetheless, many international investors apparently viewed the Japanese equity market as an attractive alternative to the flagging U.S. market and the corporate accounting scandals emerging there. Capital flows out of the United States and into Japan helped to drive up the value of the yen versus the U.S. dollar, though, making Japanese goods less competitive overseas. This factor, as well as concerns about renewed weakness in the U.S. economy, drove down the Japanese equity market once again as the reporting period ended.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI Japan Index Fund
                          Growth of $10,000 Investment



                          iShares MSCI
                      Japan Index Fund              MSCI Japan Index*
     Mar-96                    $10,000                        $10,000
     Aug-96                    $ 9,689                        $ 9,718
                               $ 8,060                        $ 8,115
     Aug-97                    $ 8,529                        $ 8,593
                               $ 7,366                        $ 7,436
     Aug-98                    $ 5,682                        $ 5,783
                               $ 6,868                        $ 7,029
     Aug-99                    $ 8,986                        $ 9,406
                               $10,297                        $10,739
     Aug-00                    $ 9,772                        $10,274
                               $ 7,418                        $ 7,813
     Aug-01                    $ 6,413                        $ 6,735
                               $ 5,282                        $ 5,580
     Aug-02                    $ 5,494                        $ 5,811


* On May 31, 2002, MSCI completed its plan to adjust the Index for free float and to increase the market representation in the Index from 60% to 85% coverage. MSCI defines free float as total shares outstanding excluding shares held by strategic investors such as governments, corporations, controlling shareholders, and management, and shares subject to foreign ownership restrictions. In preparation for this change in methodology, the Fund restructured its portfolio to benchmark the new free float index on June 22, 2001. The index performance shown in the graph reflects the former index up to June 22, 2001 and the new free float index thereafter.

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                7

Schedule of Investments

iShares MSCI Japan Index Fund
August 31, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS - 100.00%
Toyota Motor Corp.                          1,229,800  $ 30,442,961
NTT DoCoMo Inc.                                 9,724    20,667,549
Sony Corp.                                    457,600    19,953,556
Takeda Chemical Industries Ltd.               429,000    18,127,524
Canon Inc.                                    429,000    14,690,161
Honda Motor Co. Ltd.                          328,900    13,925,494
Tokyo Electric Power Co. Inc. (The)           643,500    13,270,000
Nomura Holdings Inc.                        1,001,000    13,195,783
Mitsubishi Tokyo Financial Group Inc.           1,859    12,841,235
Matsushita Electic Industrial Co. Ltd.      1,001,000    12,047,636
Nippon Telegraph & Telephone Corp.              2,717    10,678,716
Sumitomo Mitsui Banking Corp.               1,859,000     9,548,568
Nissan Motors Co Ltd.                       1,287,000     9,400,248
Fuji Photo Film Co. Ltd.                      286,000     8,732,095
Rohm Co. Ltd.                                  57,200     7,805,809
Hitachi Ltd.                                1,430,000     7,634,484
East Japan Railway Co.                          1,573     7,562,181
Murata Manufacturing Co. Ltd.                 128,700     7,294,433
Nintendo Co. Ltd.                              57,200     6,918,128
Secom Co. Ltd.                                143,000     6,597,305
Kao Corp.                                     286,000     6,549,057
Chubu Electric Power Co. Inc.                 328,900     6,158,291
Mizuho Holdings Inc.                            2,860     6,126,935
Ito-Yokado Co. Ltd.                           143,000     6,090,756
Kansai Electric Power Co. Inc. (The)          386,100     6,024,434
Kyocera Corp.                                  85,800     5,955,670
Shin-Etsu Chemical Co. Ltd.                   157,300     5,678,263
Toshiba Corp./1/                            1,573,000     5,373,053
Seven-Eleven Japan Co. Ltd.                   143,000     5,246,484
Ricoh Co. Ltd.                                286,000     5,113,823
Millea Holdings Inc./1/                           572     4,641,032
Fujitsu Ltd.                                  858,000     4,631,398
Sharp Corp.                                   429,000     4,559,026
Mitsubishi Heavy Industries Ltd.            1,573,000     4,550,532
Denso Corp.                                   286,000     4,546,971
Nippon Steel Corp.                          3,003,000     4,229,725
Tokyo Gas Co. Ltd.                          1,430,000     4,076,644
NEC Corp.                                     715,000     3,986,125
Tokyo Electron Ltd.                            85,852     3,960,782
Mitsubishi Corp.                              572,000     3,830,512
Mitsui & Co. Ltd.                             715,000     3,775,057
Eisai Co. Ltd.                                143,000     3,714,754
Aeon Co. Ltd.                                 143,000     3,702,699
Bridgestone Corp.                             286,000     3,678,561
Hoya Corp.                                     57,200     3,589,323
UFJ Holdings Inc.                               1,573     3,542,285
Tohoku Electric Power Co. Inc.                243,100     3,471,249
SANYO Electric Co. Ltd.                       858,000     3,408,405
Yamanouchi Pharmaceutical Co. Ltd.            143,000     3,358,956
Mitsui Fudosan Co. Ltd.                       429,000     3,292,618
Dai Nippon Printing Co. Ltd.                  286,000     3,287,799
Mitsubishi Estate Co. Ltd.                    429,000     3,180,477
Kyushu Electric Power Co. Inc.                214,500     3,165,977
Nippon Oil Corp.                              715,500     3,162,152
ORIX Corp.                                     42,900     3,050,199
Fujisawa Pharmaceutical Co. Ltd.              143,000     3,039,351
Nikko Cordial Corp.                           715,000     2,985,053
Daiwa Securities Group Inc.                   572,000     2,971,826
Mitsubishi Electric Corp./1/                  858,000     2,966,964
Ajinomoto Co. Inc.                            286,000     2,950,090
Takefuji Corp.                                 42,900     2,927,179
Japan Tobacco Inc.                                429     2,912,706
SMC Corp.                                      28,600     2,860,844
Mitsui Sumitomo Insurance Co. Ltd.            572,000     2,851,191
Kirin Brewery Co. Ltd.                        429,000     2,796,908
Osaka Gas Co. Ltd.                          1,144,000     2,788,500
Shizuoka Bank Ltd. (The)                      429,000     2,786,055
Central Japan Railway Co.                         429     2,767,975
NTT Data Corp.                                    715     2,665,458
TDK Corp.                                      57,200     2,614,801
Fanuc Ltd.                                     57,200     2,600,329
Asahi Glass Co. Ltd.                          429,000     2,590,688
Fire & Marine Insurance Co. Ltd. (The)        429,000     2,583,438
Toppan Printing Co. Ltd.                      286,000     2,571,369
Daikin Industries Ltd.                        143,000     2,526,753
Keyence Corp.                                  14,300     2,495,399

8                                     2002 iShares Annual Report to Shareholders
iShares MSCI Japan Index Fund
August 31, 2002

Security                                         Shares         Value
---------------------------------------------------------------------

Kinki Nippon Railway Co. Ltd./1/                858,000  $  2,453,194
Yamato Transport Co. Ltd.                       143,000     2,430,271
Bank of Yokohama Ltd. (The)                     572,000     2,315,685
Daiichi Pharmaceutical Co. Ltd.                 143,000     2,309,664
Taisho Pharmaceutical Co. Ltd.                  143,000     2,296,394
Sumitomo Chemical Co. Ltd.                      572,000     2,286,742
Toyota Industries Corp.                         143,000     2,236,091
Nippon Unipac Holding                               429     2,192,671
Tostem Inax Holding Corp.                       143,000     2,164,934
Asahi Kasei Corp.                               715,000     2,104,602
West Japan Railway Co.                              572     2,093,771
Sekisui House Ltd.                              286,000     2,091,346
Advantest Corp.                                  42,900     2,069,650
Olympus Optical Co. Ltd.                        143,000     2,039,495
Promise Co. Ltd.                                 42,900     1,993,666
Nippon Express Co. Ltd.                         429,000     1,993,649
OJI Paper Co. Ltd.                              429,000     1,986,442
Omron Corp.                                     143,000     1,965,921
Sankyo Co. Ltd.                                 143,000     1,930,943
Oriental Land Co. Ltd.                           28,600     1,920,095
Itochu Corp.                                    715,000     1,911,624
Nitto Denko Corp.                                71,500     1,899,591
Shiseido Co. Ltd.                               143,000     1,886,327
Trend Micro Inc./1/                              71,500     1,869,439
Sumitomo Trust & Banking Co. Ltd.               429,000     1,852,551
Sumitomo Electric Industries Ltd.               286,000     1,840,496
Toray Industries Inc.                           715,000     1,827,254
Nippon Yusen Kabushiki Kaisha                   572,000     1,770,512
Pioneer Corp.                                   100,100     1,764,513
Matsushita Electric Works Ltd.                  286,000     1,712,654
Credit Saison Co. Ltd.                           71,500     1,703,602
Marui Co. Ltd.                                  143,000     1,687,314
Mitsubishi Chemical Corp./1/                    858,000     1,686,142
ACOM Co. Ltd.                                    28,600     1,686,113
Daiwa House Industry Co. Ltd.                   286,000     1,664,406
Toyo Seikan Kaisha Ltd.                         143,000     1,652,336
Alps Electric Co. Ltd.                          143,000     1,643,899
Kubota Corp.                                    572,000     1,640,267
Tokyu Corp.                                     429,000     1,581,165
UNY Co. Ltd.                                    143,000     1,551,035
Sumitomo Corp.                                  286,000     1,546,202
Stanley Electric Co. Ltd.                       143,000     1,538,966
Kawasaki Steel Corp./1/                       1,287,000     1,508,879
Shionogi & Co. Ltd.                             143,000     1,491,933
Keio Electric Railway Co. Ltd.                  286,000     1,490,718
Yakult Honsha Co. Ltd.                          143,000     1,484,698
Matsushita Communication Industries Co. Ltd.     42,900     1,483,491
Komatsu Ltd.                                    429,000     1,458,171
Toho Co. Ltd.                                   128,700     1,455,636
Teijin Ltd.                                     429,000     1,447,317
Terumo Corp.                                    100,100     1,447,066
Chugai Pharmaceutical Co. Inc.                  143,000     1,441,283
AIFUL Corp.                                      21,450     1,411,125
NKK Corp./1/                                  1,573,000     1,393,049
Yamaha Corp.                                    143,000     1,372,528
Daiwa Bank Holdings Inc./1/                   1,859,000     1,364,134
Banyu Pharmaceutical Co. Ltd.                   114,400     1,345,035
Keihin Electric Express Railway Co. Ltd.        286,000     1,321,863
Isetan Co. Ltd.                                 143,000     1,286,900
Mitsui Chemicals Inc.                           286,000     1,285,684
Mabuchi Motor Co. Ltd.                           14,300     1,274,836
Nikon Corp.                                     143,000     1,226,597
Kajima Corp.                                    429,000     1,215,743
Joyo Bank Ltd.                                  429,000     1,194,036
Sumitomo Metal Mining Co. Ltd.                  286,000     1,186,786
Tobu Railway Co. Ltd.                           429,000     1,154,225
Asahi Breweries Ltd.                            143,000     1,139,753
Nippon Meat Packers Inc.                        143,000     1,124,080
JSR Corp.                                       143,000     1,122,865
Bank of Fukuoka Ltd.                            286,000     1,119,261
Hirose Electric Co. Ltd.                         14,300     1,085,480
Konami Corp.                                     42,900     1,072,817
Uni-Charm Corp.                                  28,600     1,061,357
Nishin Seifun Group Inc.                        143,000     1,057,742
Softbank Corp.                                  100,100     1,045,194
CSK Corp.                                        28,600     1,034,825
SEGA Corp./1/                                    42,900     1,029,398
Yamada Denki Co. Ltd.                            14,300     1,025,176
NSK Ltd.                                        286,000     1,010,695
NTN Corp.                                       286,000       988,988

Schedule of Investments                                                        9
iShares MSCI Japan Index Fund
August 31, 2002

Security                                         Shares         Value
---------------------------------------------------------------------

Shimamura Co. Ltd.                               14,300  $    984,169
NGK Insulators Ltd.                             143,000       968,496
Chiba Bank Ltd.                                 286,000       955,211
Yokogawa Electric Corp.                         143,000       933,518
JGC Corp.                                       143,000       931,102
Kuraray Co. Ltd.                                143,000       923,866
Kaneka Corp.                                    143,000       913,012
Taisei Corp.                                    429,000       908,193
Kikkoman Corp.                                  143,000       906,977
TonenGeneral Sekiyu K.K.                        143,000       904,561
Konica Corp.                                    143,000       892,506
Sumitomo Bakelite Co. Ltd.                      143,000       880,451
Lawson Inc.                                      28,600       880,445
Daito Trust Construction Co. Ltd.                42,900       877,429
Shimizu Corp.                                   286,000       875,618
Citizen Watch Co. Ltd.                          143,000       868,382
Nissin Food Products Co. Ltd.                    42,900       864,765
Ishikawajima-Harima Heavy Industries Co. Ltd.   572,000       863,548
Marubeni Corp./1/                               715,000       862,361
Mitsui O.S.K. Lines Ltd.                        429,000       850,278
Sekisui Chemical Co. Ltd.                       286,000       849,077
Takara Holdings Inc.                            143,000       843,057
Fast Retailing Co. Ltd.                          28,600       827,378
Minebea Co. Ltd.                                143,000       822,550
Furkukawa Electric Co. Ltd.                     286,000       815,329
Takashimaya Co. Ltd.                            143,000       815,315
Taiheiyo Cement Corp.                           429,000       810,510
Aeon Credit Service Co. Ltd.                     14,300       802,050
Anritsu Corp.                                   143,000       797,225
Mitsubishi Rayon Co. Ltd.                       286,000       793,593
Nidec Corp.                                      14,300       783,957
Sumitomo Realty & Development Co. Ltd.          143,000       756,213
Obayashi Corp.                                  286,000       755,011
Kawasaki Heavy Industries Ltd./1/               715,000       753,824
Denki Kagaku Kogyo Kabushiki Kaisha             286,000       752,609
Kyowa Hakko Kogyo Co. Ltd.                      143,000       748,977
Casio Computer Co. Ltd.                         143,000       747,776
Mitsui Mining & Smelting Co. Ltd.               286,000       745,373
Tosoh Corp.                                     286,000       740,540
Suruga Bank Ltd.                                143,000       717,617
Nippon Shokubai Co. Ltd.                        143,000       707,979
Fuji Electric Co. Ltd.                          286,000       701,930
All Nippon Airways Co. Ltd./1/                  286,000       697,125
THK Company Ltd.                                 42,900       692,535
Japan Airlines Co. Ltd./1/                      286,000       692,292
FamilyMart Co. Ltd.                              28,600       689,883
Fuji Television Network Inc.                        143       688,677
Nissan Chemical Industries Ltd.                 143,000       677,820
Mitsubishi Materials Corp./1/                   429,000       676,619
Mitsui Trust Holding Inc.                       294,000       671,996
Dainippon Screen Manufacturing Co. Ltd./1/      143,000       671,785
Suzuken Co. Ltd.                                 28,600       670,587
Nisshinbo Industries Inc.                       143,000       663,348
Showa Denko K.K./1/                             429,000       662,162
Kamigumi Co. Ltd.                               143,000       659,730
Daimaru Inc. (The)                              143,000       654,911
Sumitomo Metal Industries Ltd./1/             1,573,000       650,121
Dowa Mining Co. Ltd.                            143,000       642,842
Gunma Bank Ltd.                                 143,000       631,988
Amada Co. Ltd.                                  143,000       621,135
Ebara Corp.                                     143,000       617,517
Toyoda Gosei Co. Ltd.                            42,900       616,555
Kinden Corp.                                    143,000       609,080
Toto Ltd.                                       143,000       605,462
Shimano Inc.                                     42,900       597,014
Oki Electric Industry Co. Ltd./1/               286,000       578,921
Nippon Kayaku Co. Ltd.                          143,000       576,504
Gunze Ltd.                                      143,000       574,102
Teikoku Oil Co. Ltd.                            143,000       565,651
Ube Industries Ltd./1/                          429,000       549,978
Benesse Corp.                                    28,600       530,679
Dainippon Ink & Chemicals Inc./1/               286,000       528,271
Ito En Ltd.                                      14,300       522,237
Namco Ltd.                                       28,600       522,236
Japan Energy Corp.                              429,000       513,813
77 Bank Ltd. (The)                              143,000       513,799
Coca-Cola West Japan Co. Ltd.                    28,600       508,968


10                                    2002 iShares Annual Report to Shareholders
iShares MSCI Japan Index Fund
August 31, 2002

Security                                         Shares         Value
---------------------------------------------------------------------

Mitsui Engineering & Shipbuilding Co. Ltd./1/   429,000  $    506,563
Hitachi Cable Ltd.                              143,000       495,709
Shimachu Co. Ltd.                                28,600       492,086
Oracle Corp.                                     14,300       492,084
Meiji Seika Kaisha Ltd.                         143,000       481,224
Okumura Corp.                                   143,000       475,203
Katokichi Co. Ltd.                               28,600       472,787
Ariake Japan Co. Ltd.                            14,300       467,963
Nichirei Corp.                                  143,000       464,350
Kanebo Ltd./1/                                  286,000       458,315
Seiyu Ltd. (The)/1/                             143,000       458,315
Hitachi Software Engineering Co. Ltd.            14,300       457,108
Fujikura Ltd.                                   143,000       442,628
Nippon Sanso Corp.                              143,000       436,608
Toyobo Co. Ltd.                                 286,000       436,608
Fuji Soft ABC Inc.                               14,300       435,398
Mitsukoshi Ltd.                                 143,000       426,955
Nippon Sheet Glass Co.                          143,000       411,282
Nishimatsu Construction Co. Ltd.                143,000       408,866
Daicel Chemical Industries Ltd.                 143,000       404,046
Autobacs Seven Co. Ltd.                          14,300       404,039
Meitec Corp.                                     14,300       390,773
Nippon System Development Co. Ltd.               14,300       388,361
World Co. Ltd.                                   14,300       388,361
Itochu Techno-Science Corp.                      14,300       385,948
Meiji Dairies Corp.                             143,000       377,506
Kawasaki Kisen Kaisha Ltd.                      286,000       369,054
Hokuriku Bank Ltd. (The)/1/                     286,000       366,652
Capcom Co. Ltd.                                  14,300       365,445
Hino Motors Ltd.                                143,000       354,597
Sapporo Breweries Ltd.                          143,000       347,347
Aoyama Trading Co. Ltd.                          28,600       340,117
Saizeriya Co Ltd.                                18,590       331,614
Ashikaga Bank Ltd./1/                           286,000       318,404
TIS Inc.                                         14,300       313,583
Bellsystem24 Inc.                                 1,430       308,156
Fujitsu Support & Service Inc.                   14,300       297,905
Aderans Co. Ltd.                                 14,300       288,255
Gen-Probe Inc./1,2/                              12,470       283,655
Toda Construction                               143,000       272,572
Trans Cosmos Inc.                                14,300       271,973
Asatsu-DK Inc.                                   14,300       271,370
Paris Miki Inc.                                  14,300       265,943
Sumitomo Heavy Industries Ltd./1/               286,000       260,517
Mitsubishi Gas Chemical Co. Inc.                143,000       242,428
Daiei Inc. (The)/1/                             143,000       236,393
Sanrio Co. Ltd.                                  28,600       226,020
Ishihara Sangyo Kaisha Ltd./1/                  143,000       219,505
Hitachi Zosen Corp.1                            429,000       217,117
Sumitomo Osaka Cement Co. Ltd.                  143,000       212,269
Fuji Machine Manufacturing Co. Ltd.              14,300       179,707
Mitsubishi Paper Mills Ltd./1/                  143,000       173,673
Snow Brand Milk Product Co. Ltd./1/              71,500       121,815
TOTAL COMMON STOCKS
  (COST: $882,104,757)                                    666,342,058

SHORT TERM INSTRUMENTS - 14.88%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                       82,788,674    82,788,674
Dreyfus Money Market Fund                     6,683,931     6,683,931
Goldman Sachs Financial Square Prime
  Obligation Fund                                34,075        34,075
Providian Temp Cash Money Market Fund         9,680,177     9,680,177
TOTAL SHORT TERM INSTRUMENTS
  (COST: $99,186,857)                                      99,186,857

TOTAL INVESTMENTS IN
  SECURITIES - 114.88%
  (COST $981,291,614)                                     765,528,915
OTHER ASSETS, LESS LIABILITIES - (14.88%)                 (99,153,394)
                                                         ------------
NET ASSETS - 100.00%                                     $666,375,521
                                                         ============

/1/ Non-income earning securities.
/2/ Security valued at fair value in accordance with procedures approved by the Board of Directors (Note 1).

See notes to financial statements.

Schedule of Investments                                                       11

Statement of Assets and Liabilities

iShares, Inc.
August 31, 2002

                                                         iShares
                                                      MSCI Japan
                                                      Index Fund
----------------------------------------------------------------

ASSETS
Investments at cost                                 $981,291,614
                                                    ------------
Foreign currency, at cost                           $    186,039
                                                    ------------
Investments in securities, at value (including
  securities on loan/1/) (Note 1)                   $765,528,915
Foreign currency, at value                               184,480
Cash                                                     509,235
Receivables:
  Dividends and interest                                 229,979
                                                    ------------
Total Assets                                         766,452,609
                                                    ------------

LIABILITIES
Payables:
  Collateral for securities on loan (Note 5)          99,186,857
  Advisory fees (Note 2)                                 705,156
  Distribution fees                                      143,575
  Miscellaneous                                           41,500
                                                    ------------
Total Liabilities                                    100,077,088
                                                    ------------
NET ASSETS                                          $666,375,521
                                                    ============

NET ASSETS CONSIST OF:
  Paid-in capital                                   $955,075,755
  Accumulated net investment loss                       (546,957)
  Accumulated net realized loss                      (72,390,558)
  Net unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                              (215,762,719)
                                                    ------------
NET ASSETS                                          $666,375,521
                                                    ============
iShares outstanding                                   85,800,000
                                                    ============
Net asset value per iShare                          $       7.77
                                                    ============


/1/ Securities on loan with market value of $93,407,222. See Note 5.

See notes to financial statements.

12                                    2002 iShares Annual Report to Shareholders

Statement of Operations

iShares, Inc.
Year ended August 31, 2002

                                                               iShares
                                                            MSCI Japan
                                                            Index Fund
----------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/                                           $   3,710,322
  Interest                                                      11,038
  Securities lending income                                    232,710
                                                         -------------
Total investment income                                      3,954,070
                                                         -------------
EXPENSES (NOTE 2)
  Advisory fees                                              2,733,089
  Administration fees                                          266,690
  Distribution fees                                          1,374,835
  Custodian fees and expenses                                   44,537
  Transfer agent fees                                           37,957
  Directors' fees                                               24,810
  Professional fees                                             78,415
  Federal and state registration fees                            4,985
  Insurance                                                     16,463
  Printing                                                      21,088
  AMEX listing fee                                               1,635
  Interest expense                                               4,229
  Miscellaneous expenses                                        10,714
                                                         -------------
Total expenses                                               4,619,447
                                                         -------------
Net investment loss                                           (665,377)
                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from:
    Investments                                             (5,285,261)
    In-kind redemptions                                       (478,014)
    Foreign currency transactions                               82,371
                                                         -------------
  Net realized loss                                         (5,680,904)
                                                         -------------
  Net change in unrealized appreciation
    (depreciation) on:
    Investments                                           (101,954,272)
    Translation of assets and liabilities in
     foreign currencies                                        (12,576)
                                                         -------------
  Net change in unrealized appreciation
    (depreciation)                                        (101,966,848)
                                                         -------------
Net realized and unrealized loss                          (107,647,752)
                                                         -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $(108,313,129)
                                                         =============

/1/  Net of foreign withholding tax of $716,617.

See notes to financial statements.

Financial Statements                                                          13

Statements of Changes in Net Assets

iShares, Inc.

                                                         iShares
                                                        MSCI Japan
                                                        Index Fund
                                             --------------------------------
                                                     For the          For the
                                                  year ended       year ended
                                             August 31, 2002  August 31, 2001
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss                         $    (665,377)   $    (709,605)
  Net realized loss                              (5,680,904)     (57,092,192)
  Net change in unrealized appreciation
    (depreciation)                             (101,966,848)    (218,815,571)
                                              -------------    -------------
Net decrease in net assets resulting
  from operations                              (108,313,129)    (276,617,368)
                                              -------------    -------------
Undistributed net investment income
  included in the price of capital
  shares issued or redeemed                              88          191,307
                                              -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                                  316,156,642      131,888,867
  iShares redeemed                              (69,366,813)    (115,354,281)
                                              -------------    -------------
Net increase in net assets from iShares
  transactions                                  246,789,829       16,534,586
                                              -------------    -------------
INCREASE (DECREASE) IN NET ASSETS               138,476,788     (259,891,475)

NET ASSETS:
Beginning of year                               527,898,733      787,790,208
                                              -------------    -------------
End of year                                   $ 666,375,521    $ 527,898,733
                                              =============    =============

Accumulated net investment loss included
  in net assets at end of year                $    (546,957)   $    (843,085)
                                              =============    =============

iSHARES ISSUED AND REDEEMED:
  iShares sold                                   36,600,000       12,000,000
  iShares redeemed                               (9,001,000)     (10,800,000)
                                              -------------    -------------
Net increase in iShares outstanding              27,599,000        1,200,000
                                              =============    =============

See notes to financial statements.

14                                    2002 iShares Annual Report to Shareholders

Financial Highlights

iShares, Inc.
(For a share outstanding throughout each period)

                                                   iShares MSCI Japan Index Fund
                             -----------------------------------------------------------------------------------
                                Year ended       Year ended       Year ended         Year ended       Year ended
                             Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000      Aug. 31, 1999    Aug. 31, 1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR          $        9.07    $       13.82    $       13.22      $        8.39    $       12.61
                             -------------    -------------    -------------      -------------    -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss/1/             (0.01)           (0.01)           (0.05)             (0.03)           (0.02)
  Net realized and
    unrealized gain
    (loss)                           (1.29)           (4.74)            1.21               4.91            (4.19)
                             -------------    -------------    -------------      -------------    -------------
Total from investment
  operations                         (1.30)           (4.75)            1.16               4.88            (4.21)
                             -------------    -------------    -------------      -------------    -------------
LESS DISTRIBUTIONS FROM:
  In excess of net
    investment income                   --               --            (0.00)/3/          (0.04)              --
  Net realized gain                     --               --            (0.53)                --            (0.00)/3/
  Return of capital                     --               --            (0.03)             (0.01)           (0.01)
                             -------------    -------------    -------------      -------------    -------------
Total distributions                     --               --            (0.56)             (0.05)           (0.01)
                             -------------    -------------    -------------      -------------    -------------
NET ASSET VALUE, END OF
  YEAR                       $        7.77    $        9.07    $       13.82      $       13.22    $        8.39
                             =============    =============    =============      =============    =============

TOTAL RETURN                        (14.33)%         (34.37)%           8.75%             58.14%          (33.38)%
                             =============    =============    =============      =============    =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                   $     666,376    $     527,899    $     787,790      $     713,653    $     201,485
  Ratio of expenses to
    average net assets                0.84%            0.84%            0.88%              0.94%            1.04%
  Ratio of net investment
    loss to average net
    assets                           (0.12)%          (0.11)%          (0.32)%            (0.27)%          (0.21)%
  Portfolio turnover
    rate/2/                              2%              21%              22%                 0%               0%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          15

Notes to the Financial Statements

iShares, Inc.

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of August 31, 2002, the Company offered 22 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Japan Index Fund (the "Fund").

The Fund's investment objective is to seek investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve the Fund's investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The Fund invests in the securities of foreign issuers of a single country, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current year presentation.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark index used by the Fund. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS, INCOME RECOGNITION AND EXPENSES

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. Common expenses incurred by the Company prior to December 28, 2001 were allocated to the funds based on the ratio of average net assets of each fund to the combined net assets of all funds offered by the Company, or other appropriate method. Other expenses, directly related to the Fund, were charged to the Fund. Additional details of the current expense structure may be found in Note 2.

16                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

FOREIGN CURRENCY TRANSLATION

The Fund's accounting records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rate utilized by MSCI in the calculation of the MSCI Japan Index (currently, exchange rate as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

EQUALIZATION

Prior to January 1, 2002, the Fund used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

In addition, the Company intends to distribute, at least annually, amounts representing the dividend yield on the underlying portfolio securities of the Fund, net of expenses, as if the Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

At August 31, 2002, there were no distributable earnings on a tax basis.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company's other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2002.

From November 1, 2001 to August 31, 2002, the Fund incurred net realized capital losses of $2,395,530. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ended August 31, 2003.

At August 31, 2002, the Fund had tax basis net capital loss carryforwards of $2,959,030 and $62,572,173, expiring in 2009 and 2010, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration date, whichever occurs first.

Notes to the Financial Statements                                             17
iShares, Inc.

If the Fund owns shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", the Fund may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2002, the Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of the Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to the Fund pursuant to an Advisory Agreement between the Company and BGFA as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of the Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, BGFA is responsible for all of the expenses ("Covered Expenses") of the Fund, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees. Prior to December 28, 2001 and pursuant to the prior advisory agreement, the investment advisory fee earned by and paid to BGFA with respect to the Fund was reduced by the aggregate of the Fund's fees and expenses (subject to the exceptions in the prior sentence). BGFA also agreed to reimburse the Fund to the extent that the expenses of the Fund (subject to the same exceptions) exceeded the investment advisory fee as stated in the advisory fee table below.

For its investment management services to the Fund, BGFA is entitled to an annual investment advisory fee based on the Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Korea, and iShares MSCI Taiwan Index Funds) as follows:

    ----------------------------------------------------------------------------
    ADVISORY FEE                            AGGREGATE NET ASSETS
    ----------------------------------------------------------------------------
    0.59%                       First $7 billion
    0.54                        Over $7 billion, up to and including $11 billion
    0.49                        Over $11 billion
    ----------------------------------------------------------------------------

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the MSCI Japan Index. Under a sub-license agreement between BGI and the Fund, the fee for the use of the MSCI Japan Index is paid directly by BGI to MSCI.

Effective May 21, 2002, Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above. Prior to May 21, 2002, PFPC Inc. acted as administration and accounting services agent of the Company, pursuant to a prior administration and accounting services agreement with the Company. For its services to the Company, PFPC Inc. was paid aggregate fees equal to the Fund's allocable portion of 0.15% per annum of the average aggregate daily net assets of the Company up to $3 billion; plus 0.10% per annum of the average aggregate daily net assets of the Company between $3 billion and $4.5 billion and 0.095% of the average aggregate daily net

18                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

assets of the Company in excess of $4.5 billion. PFPC Inc. received a minimum monthly fee of 0.05% of the aggregate average daily net assets of the Company plus $131,250 for the funds. PFPC Inc. paid Morgan Stanley & Co. Inc. a fee of 0.05% of the average daily net assets of the Company for sub-administration services. As of December 28, 2001, these fees became Covered Expenses as previously defined. Prior to May 21, 2002, PFPC Inc. served as transfer agent and dividend disbursement agent for the Fund.

Prior to May 21, 2002, JPMorgan Chase Bank ("JPMorgan Chase") served as global custodian and securities lending agent to the Fund. For its custody services to the Fund, JPMorgan Chase was paid per annum fees of 0.026% based on the aggregate net assets of the Fund. JPMorgan Chase also received certain fees for each transaction of the Fund and was reimbursed for certain out-of-pocket expenses. As of December 28, 2001, these fees became Covered Expenses as previously defined. For its services in connection with lending portfolio securities of the Fund, JPMorgan Chase received 40% of the net investment income earned on the collateral for securities loaned from the Fund.

SEI Investments Distribution Co. (the "Distributor") serves as the Fund's underwriter and distributor of the shares of the Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from the Fund, not to exceed 0.25% of the average daily net assets of the Fund, for distribution-related services.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the institutional shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio of Master Investment Portfolio, which is managed by BGFA, the Fund's investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Fund from investment of securities lending collateral are recorded as securities lending income in the accompanying Statement of Operations.

The Company pays each director not affiliated with BGFA an annual retainer and reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at Board of Directors meetings. As of August 31, 2002, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the fiscal year ended August 31, 2002, aggregated $14,517,906 and $11,621,878, respectively.

In-kind purchases and sales for the fiscal year ended August 31, 2002, aggregated $312,733,257 and $69,293,253, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $986,302,396. Net unrealized depreciation aggregated $220,773,481, of which $610,094 represented gross unrealized appreciation on securities and $221,383,575 represented gross unrealized depreciation on securities.

4.  iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. At August 31, 2002, 2,124,600,000 shares were authorized to the Fund.

Notes to the Financial Statements                                             19
iShares, Inc.

The Company issues and redeems shares ("iShares") of the Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of the Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the MSCI Japan Index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.  LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, letters of credit issued by banks approved by BGFA, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value equal to at least 105% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of August 31, 2002, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at August 31, 2002, and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

6.  BORROWINGS

For the period from June 25, 2001 to March 22, 2002, the Company had a Line of Credit Agreement with The Chase Manhattan Bank for $25,000,000. The Fund could borrow under the credit agreement solely for temporary or emergency purposes. The Fund paid a commitment fee of 0.15% per annum based upon the Fund's pro rata share of the average daily unused amount of the aggregate commitment. Amounts borrowed under the agreement would incur interest at a rate per annum equal to the Federal Funds Rate plus 0.50% per annum. The Fund did not draw any advances under this agreement during the fiscal year.

7.  LEGAL PROCEEDINGS

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Company, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Company's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Company, infringed their patent, which allegedly covers a mechanism for continuous pricing of exchange traded funds. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Company has been named as a party, this action is one of two involving related issues. The Company believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Company and thus raise the expense ratio of the Fund, adversely affecting performance.

20                                    2002 iShares Annual Report to Shareholders

Report of Independent Accountants

To the Shareholders and Board of Directors of iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Japan Index Fund (the "Fund") at August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Fund as of August 31, 2000 and for the three years then ended were audited by other auditors, whose report dated October 13, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
October 4, 2002

Report of Independent Accountants                                             21

Tax Information (Unaudited)

iShares, Inc.

For the year ended August 31, 2002, the iShares MSCI Japan Index Fund earned foreign source income of $4,426,939 and paid foreign taxes of $716,617 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Shareholder Meeting Results (Unaudited)

iShares, Inc.

A special meeting of the shareholders of iShares, Inc. (the "Company") was held on December 19, 2001. At the meeting, the following matters were voted upon by the shareholders. Shareholders of the iShares MSCI Singapore Index Fund did not approve Proposals 2, 3 and 4. Proposals 3 and 4 did not pass in the iShares MSCI South Korea Index Fund and the iShares MSCI Mexico Index Fund. All other proposals were approved and the results of voting are presented below.

Proposal 1 *

To elect the six nominees specified below as Directors of the Company, each of whom will serve until his respective successor is elected and qualified.

    ----------------------------------------------------------------------
                                              Votes      Votes       Votes
                                                for    Against  Abstaining
    ----------------------------------------------------------------------
    Nathan Most                          80,031,635  1,585,430     585,419
    Richard K. Lyons                     80,087,104  1,528,981     586,397
    George G.C. Parker                   80,206,531  1,411,377     584,576
    John B. Carroll                      80,213,590  1,399,965     588,928
    Garrett F. Bouton                    80,212,728  1,398,467     591,287
    W. Allen Reed                        80,227,345  1,398,033     577,105
    ----------------------------------------------------------------------

Messrs. Most, Carroll and Reed previously served as Directors of the Company and were reelected. Messrs. Lyons, Parker and Bouton were newly elected.

22                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

Proposal 2

To approve a new advisory agreement with Barclays Global Fund Advisors in order to effect a change to the fee structure.

    ----------------------------------------------------------------------
                                              Votes      Votes       Votes
    iShares MSCI Index Fund                     For    Against  Abstaining
    ----------------------------------------------------------------------
    Australia                             5,218,230     13,528       8,087
    Austria                                 787,639      6,543       1,001
    Belgium                                 460,728      5,727       2,259
    Brazil                                  626,687      1,360       6,695
    Canada                                1,605,768     24,185       5,550
    EMU                                     848,710      8,509       3,008
    France                                1,595,574      7,704       4,173
    Germany                               4,143,547    164,659      15,410
    Hong Kong                             2,927,240     53,951      45,619
    Italy                                 1,166,484     21,570         352
    Japan                                30,508,180    639,114     266,321
    Malaysia                              9,322,460    510,931      46,642
    Mexico                                1,530,313     59,645      48,721
    Netherlands                             657,984      8,001       2,143
    Singapore                             6,262,054  4,186,435      82,725
    South Korea                           1,496,477      3,741       1,027
    Spain                                   846,086      4,570       1,670
    Sweden                                  451,301      2,276       3,448
    Switzerland                           1,392,729      8,876       2,472
    Taiwan                                8,500,275     14,525       8,966
    United Kingdom                        4,052,606    127,633       9,967
    ----------------------------------------------------------------------

Shareholder Meeting Results                                                   23
iShares, Inc.

Proposal 3

To approve a change to the Company's fundamental investment policy to permit each Index Fund to invest 25% or more of its total assets in a single issuer.

    ------------------------------------------------------------------------------
                                         Votes      Votes       Votes       Broker
    iShares MSCI Index Fund                for    Against  Abstaining  Non-votes**

    ------------------------------------------------------------------------------
    Australia                        4,566,084    128,417       8,164      537,180
    Austria                            592,395     11,192       1,066      190,530
    Belgium                            331,114     12,409       1,727      123,464
    Brazil                             473,313      6,389       7,485      147,555
    Canada                           1,119,723     78,272       6,105      431,402
    EMU                                577,349     30,209       1,914      250,755
    France                           1,089,533     60,793       5,363      451,762
    Germany                          3,013,609    375,738      13,837      920,432
    Hong Kong                        2,074,258    164,613      15,969      771,970
    Italy                              813,326      7,666       1,715      365,699
    Japan                           21,565,829  1,542,923     227,835    8,077,028
    Malaysia                         6,780,543    640,697      42,149    2,416,645
    Mexico                             742,809    151,704      49,759      694,407
    Netherlands                        455,089     13,140       1,265      198,634
    Singapore                        2,941,417  4,267,886      71,331    3,250,579
    South Korea                        894,759     15,352         927      590,207
    Spain                              593,328     14,664       2,440      241,894
    Sweden                             317,304     11,441       2,460      125,821
    Switzerland                        968,175     21,306       4,625      409,971
    Taiwan                           6,527,685    156,952       8,941    1,830,188
    United Kingdom                   2,962,892    200,830      10,764    1,015,718
    ------------------------------------------------------------------------------

24                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

Proposal 4

To approve a change to the Company's fundamental investment policy with respect to industry concentration.

    ------------------------------------------------------------------------------
                                         Votes      Votes       Votes       Broker
    iShares MSCI Index Fund                for    Against  Abstaining  Non-votes**

    ------------------------------------------------------------------------------
    Australia                        4,565,354    129,127       8,184      537,180
    Austria                            597,765      4,457       2,431      190,530
    Belgium                            337,214      6,462       1,574      123,464
    Brazil                             474,421      5,281       7,485      147,555
    Canada                           1,130,487     66,818       6,795      431,402
    EMU                                584,673     22,872       1,927      250,755
    France                           1,090,283     57,340       8,066      451,762
    Germany                          3,031,995    352,206      18,983      920,432
    Hong Kong                        2,100,329    133,296      21,215      771,970
    Italy                              812,824      8,346       1,537      365,699
    Japan                           21,766,135  1,274,909     295,543    8,077,028
    Malaysia                         6,840,531    575,134      47,723    2,416,645
    Mexico                             751,103    142,806      50,363      694,407
    Netherlands                        455,508     12,709       1,277      198,634
    Singapore                        3,036,902  4,163,488      80,245    3,250,579
    South Korea                        896,094     13,479       1,465      590,207
    Spain                              595,518     12,274       2,640      241,894
    Sweden                             321,027      6,788       3,389      125,821
    Switzerland                        971,210     18,605       4,291      409,971
    Taiwan                           6,531,233    152,645       9,700    1,830,188
    United Kingdom                   2,965,577    195,398      13,512    1,015,718
    ------------------------------------------------------------------------------

Proposal 5

To approve a change of the iShares MSCI Japan Index Fund from diversified to non-diversified.

    ----------------------------------------------
    Votes           Votes       Votes       Broker
    for           Against  Abstaining  Non-votes**

    ----------------------------------------------
    21,869,940  1,323,934     142,714    8,077,028
    ----------------------------------------------

Shareholder Meeting Results                                                   25
iShares, Inc.

Proposal 6

To approve a change of the iShares MSCI United Kingdom Index Fund from diversified to non-diversified.

    ---------------------------------------------
    Votes          Votes       Votes       Broker
    for          Against  Abstaining  Non-votes**

    ---------------------------------------------
    2,971,281    190,578      12,627    1,015,718
    ---------------------------------------------


  *  Denotes company-wide proposal and voting results.
 ** Broker non-votes are proxies received by the Fund from brokers or nominees, who neither has received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter.

26                                    2002 iShares Annual Report to Shareholders

Supplemental Information (Unaudited)

iShares, Inc.

The chart that follows presents information about the differences between the daily market price on secondary markets for shares of the iShares MSCI Japan Index Fund (the "Fund") and the Fund's net asset value. Net asset value, or "NAV", is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares every day the New York Stock Exchange is open. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the Fund is listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for the five-year period from July 1, 1997 through June 30, 2002, the date of the most recent calendar quarter end.

The vertical column of the chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

Supplemental Information                                                      27
iShares, Inc.

          Edgar Representation of Data Points Used in Printed Graphic

                         iShares MSCI Japan Index Fund
               Period Covered: July 1, 1997 through June 30, 2002

                 Percent Premiums/Discounts    Number of Days
                 GT  6.00%                            1
                 GT  5.50%_LT   6.00%                 0
                 GT  5.00%_LT   5.50%                 0
                 GT  4.50%_LT   5.00%                 2
                 GT  4.00%_LT   4.50%                 4
                 GT  3.50%_LT   4.00%                 3
                 GT  3.00%_LT   3.50%                 3
                 GT  2.50%_LT   3.00%                19
                 GT  2.00%_LT   2.50%                42
                 GT  1.50%_LT   2.00%                72
                 GT  1.00%_LT   1.50%               155
                 GT  0.50%_LT   1.00%               232
                 LT  0.50%_GT  (0.50)%              450
                 LT (0.50)%_GT (1.00)%              135
                 LT (1.00)%_GT (1.50)%               72
                 LT (1.50)%_GT (2.00)%               36
                 LT (2.00)%_GT (2.50)%                8
                 LT (2.50)%_GT (3.00)%                7
                 LT (3.00)%_GT (3.50)%                5
                 LT (3.50)%_GT (4.00)%                3
                 LT (4.00)%_GT (4.50)%                5
                 LT (4.50)%_GT (5.00)%                0
                 LT (5.00)%_GT (5.50)%                1
                 LT (5.50)%_GT (6.00)%                0
                 LT (6.00)%                           2

28                                    2002 iShares Annual Report to Shareholders

Directors Information (Unaudited)

iShares, Inc.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and oversees 81 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 104 portfolios within the fund complex. Additional information about the Funds' Directors may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                              Interested Directors

                             Position(s),           Principal Occupation(s)
 Name, Age and Address    Length of Service           During Past 5 Years               Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)   Director (since     Managing Director and Chief          Chairman of the Board of Directors
Barclays Global           2001),              Executive Officer (since 1999) for   (since 1998) of BGFA; Director
Investors                 Chairman (since     Barclays Global Investors, N.A.      (since 1998) of BGI; Director of
45 Fremont Street         February 28, 2002)  ("BGI") Global Individual Investor   various Barclays subsidiaries
San Francisco, CA 94105   and President.      Business; Global H.R. Director       (since 1997).
                                              (from 1996-1999) for BGI.

*Nathan Most (88)         Director (since     Consultant to BGI (1998-present),    None.
P.O. Box 193              1996),              American Stock Exchange (1996-2000)
Burlingame, CA 94011      Chairman Emeritus   and the Hong Kong Stock Exchange
                          (since February 28, (1998 to present); Consultant to
                          2002).              the Amsterdam Stock Exchange
                                              (1997-1998); Consultant to the
                                              Pacific Stock Exchange (1997-1998);
                                              Formerly Senior Vice President
                                              American Stock Exchange (New
                                              Product Development) (1976-1996).

_______________________

  * Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

Directors Information                                                         29
iShares, Inc.

                              Independent Directors

                              Position(s),           Principal Occupation(s)
  Name, Age and Address    Length of Service           During Past 5 Years               Other Directorships Held
----------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)       Director (since     Retired Vice President of            Trustee and member of the Executive
520 Main Street            1996)               Investment Management (1984-2000)    Committee (since 1991) of The
Ridgefield, CT 06877                           of Verizon Corporation; Advisory     Common Fund Institutional Funds, a
                                               Board member of Ibbotson Associates  non-profit organization; Member of
                                               (1992-1998); former Vice Chairman    the Board of Managers of JP Morgan
                                               and Executive Committee Member       Private Equity Funds.
                                               (1994-1998) of the Committee on
                                               Investment of Employee Benefit
                                               Assets of the Financial Executive
                                               Institute.

Richard K. Lyons (41)      Director (since     Professor, University of             Board of Trustees: Matthews Asian
Haas School of Business,   2001)               California, Berkeley: Haas School    Funds since 1995 (oversees 6
UC Berkeley                                    of Business (since 1993);            portfolios).
Berkeley, CA 94720                             Consultant for IMF World Bank,
                                               Federal Reserve Bank, and Citibank
                                               N.A. (since 2000).

George G. C. Parker (61)   Director (since     Dean Witter Distinguished Professor  Board of Directors: Affinity Group
Graduate School of         2001)               of Finance (since 1994); Associate   (since 1998); Bailard, Biehl and
Business (Room K301)                           Dean for Academic Affairs, Director  Kaiser, Inc. (since 1985);
Stanford University                            of MBA Program, and Professor,       California Casualty Group of
521 Memorial Way                               Stanford University: Graduate        Insurance Companies (since 1978);
Stanford, CA 94305                             School of Business (1993-2001).      Continental Airlines, Inc. (since
                                                                                    1996); Community First Financial
                                                                                    Group (since 1995); Dresdner/RCM
                                                                                    Mutual Funds (oversees 10
                                                                                    portfolios) (1994-2002); Tyon Ranch
                                                                                    Company (since 1999).

W. Allen Reed (54)         Director (since     President and Chief Executive        Director (since 1994) of General
General Motors Investment  1996)               Officer (since 1994) of General      Motors Investment Management
Management Corp.                               Motors Investment Management         Corporation; Director (1995-1998)
767 Fifth Avenue                               Corporation.                         of Taubman Centers, Inc. (a real
New York, NY 10153                                                                  estate investment trust); Director
                                                                                    (since 1992) of FLIR Systems (an
                                                                                    imaging technology company);
                                                                                    Director (since 1994) of General
                                                                                    Motors Acceptance Corporation;
                                                                                    Director (since 1994) of GMAC
                                                                                    Insurance Holdings, Inc.; Director
                                                                                    (since 1995) of Global Emerging
                                                                                    Markets Fund; Director (since 2000)
                                                                                    of Temple Inland Industries;
                                                                                    Chairman (since 1995) of the
                                                                                    Investment Advisory Committee of
                                                                                    Howard Hughes Medical Institute.

30                                    2002 iShares Annual Report to Shareholders
iShares, Inc.

                         Officers Who are Not Directors

                                                                Principal Occupation(s)
  Name, Age and Address               Position                   During Past 5 Years           Directorships Held By Officers
----------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss (39)               Vice President        Chief Executive Officer of the       Board of Trustees for Barclays
Barclays Global Investors                                 Individual Investor Business of      Global Investors Funds and Master
45 Fremont Street                                         BGI; The Boston Consulting Group     Investment Portfolio (since 2001).
San Francisco, CA 94105                                   (until 1997).

Michael Latham (36)                 Secretary, Treasurer  Director of Mutual Fund Delivery in  None.
Barclays Global Investors           and Principal         the U.S. Individual Investor
45 Fremont Street                   Financial Officer     Business of BGI (since 2000); Head
San Francisco, CA 94105                                   of Operations, BGI Europe
                                                          (1997-2000).

Donna M. Rogers (36)                Assistant Treasurer   Senior Director (formerly            None.
Investors Bank & Trust Co.                                Director), Mutual Fund
200 Clarendon Street                                      Administration at Investors Bank &
Boston, MA 02116                                          Trust Company ("IBT") (since 1994).

Jeffrey J. Gaboury (33)             Assistant Treasurer   Director (formerly Manager), Mutual  None.
Investors Bank & Trust Co.                                Fund Administration, Reporting and
200 Clarendon Street                                      Compliance, IBT (since 1996).
Boston, MA 02116

Susan C. Mosher (47)                Assistant Secretary   Senior Director & Senior Counsel,    None.
Investors Bank & Trust Co.                                Mutual Fund Administration, IBT
200 Clarendon Street                                      (since 1995).
Boston, MA 02116

Sandra I. Madden (36)               Assistant Secretary   Senior Associate Counsel, Mutual     None.
Investors Bank & Trust Co.                                Fund Administration, IBT (since
200 Clarendon Street                                      1999); Associate, Scudder Kemper
Boston, MA 02116                                          Investments, Inc. (1996-1999).

Lois Towers (52)                    Assistant Vice        US Compliance Officer, BGI (since    None.
Barclays Global Investors           President-AML         1999).
45 Fremont Street                   Compliance Officer
San Francisco, CA 94105

Directors Information                                                         31

Notes:

32                                    2002 iShares Annual Report to Shareholders

Notes:

Notes                                                                         33

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-ISHARES (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Chemicals Index Fund (IYD) * iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Internet Index Fund (IYV) * iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $InvesTop-TM- Corporate Bond Fund (LQD)

Global Sector
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market
iShares MSCI EAFE Index Fund (EFA)

International/Regional
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF) iShares S&P/TSE 60 Index Fund (IKC) *

International/Emerging Country
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market
iShares S&P Global 100 Index Fund (IOO)

* Fund Termination and Liquidation Anticipated On December 13, 2002.

This advertising section does not constitute part of the 2002 Annual Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)," "GS $ InvesTop(TM) Index," "GS $ Investment Grade Index(TM)" and "Goldman Sachs-Registered Trademark-" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

34                                    2002 iShares Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

Investors Bank & Trust Co. serves as administrator, custodian, securities lending agent and transfer agent.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(C)2002 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.






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